UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6200

Schwab Investments – Taxable Bond Funds and Tax-Free Bond Funds

(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Jonathan de St. Paer

Schwab Investments – Taxable Bond Funds and Tax-Free Bond Funds

211 Main Street, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 627-7000

Date of fiscal year end: August 31

Date of reporting period: August 31, 2019

Item 1: Report(s) to Shareholders.

Annual Report  |  August 31, 2019
Schwab Taxable Bond Funds

Schwab Treasury Inflation
Protected Securities Index Fund
Schwab U.S. Aggregate
Bond Index Fund
Schwab Short-Term
Bond Index Fund
New Notice Regarding Shareholder Report Delivery Options
Beginning on January 1, 2021, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary (such as a bank or broker-dealer). Instead, the reports will be made available on a fund’s website www.schwabfunds.com/schwabfunds_prospectus, and you will be notified by mail each time a report is posted and the mailing will provide a website link to access the report. You will continue to receive other fund regulatory documents (such as prospectuses or supplements) in paper unless you have elected to receive all fund documents electronically.
If you would like to receive a fund’s future shareholder reports in paper free of charge after January 1, 2021, you can make that request:
• If you invest through Charles Schwab & Co, Inc. (broker-dealer), by calling 1-866-345-5954 and using the unique identifier attached to this mailing;
• If you invest through another financial intermediary (such as a bank or broker-dealer) by contacting them directly; or
• If owned directly through a fund by calling 1-800-407-0256.
If you already receive shareholder reports and other fund documents electronically, you will not be affected by this change and you need not take any action.

Three ways for investors to include bond funds in an asset allocation strategy.
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM)
Distributor: Charles Schwab & Co., Inc. (Schwab)

Schwab Taxable Bond Funds  |  Annual Report

Schwab Taxable Bond Funds
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.
Total Returns for the 12 Months Ended August 31, 2019
Schwab Treasury Inflation Protected Securities Index Fund (Ticker Symbol: SWRSX)	7.42%
Bloomberg Barclays US Treasury Inflation-Linked Bond Index (Series-L)	7.46%
Fund Category: Morningstar Inflation Protected Bond[1]	6.19%
Performance Details	pages 7-8

Schwab U.S. Aggregate Bond Index Fund (Ticker Symbol: SWAGX)	10.15%
Bloomberg Barclays US Aggregate Bond Index	10.17%
Fund Category: Morningstar Intermediate Core Bond[1]	9.31%
Performance Details	pages 9-10

Schwab Short-Term Bond Index Fund (Ticker Symbol: SWSBX)	5.89%
Bloomberg Barclays US Government/Credit 1-5 Year Index	5.96%
Fund Category: Morningstar Short-Term Bond[1]	4.44%
Performance Details	pages 11-12
All total return figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
Index ownership — Bloomberg Index Services Limited and its affiliates (collectively, Bloomberg) and Bloomberg’s licensors, including Barclays’, own all proprietary rights in the Bloomberg Barclays Indices. The funds are not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays endorses or recommends the funds. Neither Bloomberg nor Barclays guarantees the timeliness, accurateness or completeness of any data or information relating to the Bloomberg Barclays Indices, and neither shall be liable in any way in respect of the use or accuracy of the Bloomberg Barclays Indices.
[1]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.

Schwab Taxable Bond Funds  |  Annual Report

Schwab Taxable Bond Funds
From the President

Jonathan de St. Paer
President and CEO of
Charles Schwab Investment
Management, Inc. and the
funds covered in this report.
Dear Shareholder,
If there’s a lesson investors may have learned from recent market cycles, it could be that markets are unpredictable. With a number of factors fueling investor anxiety since the beginning of 2019—an escalating U.S.-China trade war, growing recession fears, geopolitical uncertainty, and the Federal Reserve’s first interest rate cut since 2008—the stock market has seen a cycle of unsettling one-day declines followed by recoveries in recent months. The market volatility has understandably put investors on edge, leading many to seek safety in other asset classes such as cash and fixed income. In this environment, bond prices across the fixed-income spectrum rallied, with the broad U.S. bond market, as measured by the Bloomberg Barclays US Aggregate Bond Index, returning 10.2% during the 12-month period ended August 31, 2019. In contrast, the S&P 500® Index returned 2.9% during the same period.
This differentiated performance is a good reminder of the importance of diversification. Although economic uncertainty can be unnerving, impulsive reactions to sudden market movements—such as chasing performance during a market upswing or fleeing to safety during a market downturn—can often lead to less than optimal results. At Charles Schwab Investment Management, we believe that maintaining a long-term investing plan and a portfolio with exposure to a mix of asset classes that perform differently over time is a better approach to weathering various market cycles.
That’s one of the reasons why we designed the Schwab Taxable Bond Funds. In addition to adding diversification to a portfolio, an allocation to fixed income can provide income and help to manage overall risk. Whether you are looking to capture the performance of the total U.S. investment grade bond market, short-term bonds, or inflation-protected securities, the Schwab Taxable Bond Funds are intended to offer simple, low-cost access to fixed income and can serve as part of the core of a well-diversified portfolio.
We have taken great care in developing and designing each of our products. We provide straightforward offerings that meet specific investor needs, without unnecessary cost or complexity. While we may not be able to take all of the surprises out of investing, we can remain constant in our commitment to offering products that are designed to help investors build diversified portfolios—with clear objectives, transparency, and a consistent investing approach.
Thank you for investing with Charles Schwab Investment Management. For more information about the Schwab Taxable Bond Funds, please continue reading this report. In addition, you can find further details about these funds by visiting our website at www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
“ In this environment, bond prices across the fixed-income spectrum rallied, with the broad U.S. bond market, as measured by the Bloomberg Barclays US Aggregate Bond Index, returning 10.2% during the 12-month period ended August 31, 2019. In contrast, the S&P 500® Index returned 2.9% during the same period.”
Past performance cannot guarantee future results.
Diversification and asset allocation strategies do not ensure a profit and cannot protect against losses in a declining market.
Management views may have changed since the report date.

Schwab Taxable Bond Funds  |  Annual Report

Schwab Taxable Bond Funds
The Investment Environment

For the 12-month reporting period ended August 31, 2019, the fixed-income markets generated strong positive returns as the U.S. economy experienced steady, albeit slowing, expansion. Amid rising investor anxiety on a number of fronts, including escalating trade tensions between the U.S. and China, slowing global growth, and geopolitical uncertainty, stock market volatility spiked both in late 2018 and in the last few months of the reporting period. As market volatility rose, along with concerns about slowing economic growth, investors flocked to the perceived safety of bonds, driving yields to historically low levels. For the reporting period, the Bloomberg Barclays US Aggregate Bond Index, representing the broad U.S. bond market, returned 10.17%, while the Bloomberg Barclays US Government/Credit 1–5 Year Index returned 5.96%. The Bloomberg Barclays US Treasury Inflation-Linked Bond Index (Series-L) returned 7.46% for the reporting period.
Now in its tenth year of expansion, the U.S. economy continued to exhibit steady growth for most of the reporting period, albeit at a declining pace. After concerns of weakness intensified in late 2018, the economic outlook brightened considerably in the first six months of 2019, although signs of slowing growth increased as the year progressed. U.S. gross domestic product (GDP) grew at an annual rate of 2.0% in the second quarter of 2019, down from 3.1% in the first quarter of 2019. Nonfarm payrolls were steady, and the unemployment rate remained low, ending the period at 3.7%, up just slightly from its nearly 50-year low of 3.6% in April and May. Inflation remained benign. Consumer confidence, which hit an 18-year high in October 2018, the highest since 2000, fell the subsequent three months before rebounding in February. However, in August, it fell to its lowest level since October 2016.
Outside the U.S., conditions continued to soften. Trade issues dominated headlines, particularly in the second half of the reporting period, as trade talks stalled and China and the U.S. continued to implement tariffs. Oil prices, after reaching a nearly three-year high in October, fell precipitously over the last three months of 2018 amid concerns of economic slowing and a global oil glut. Prices recovered in the first four months of 2019 but fell again in May as the trade war between the U.S. and China showed no signs of resolution. In the eurozone, growth softened in the second quarter of 2019, down slightly from the first quarter but consistent with the final quarter of 2018. Growth was subdued by higher inflation and tepid wage growth that constrained consumer spending. The United Kingdom’s economy contracted in the second quarter of 2019 amid growing Brexit-related economic and political uncertainty. Japan’s economy, however, logged steady increases in recent quarters after contracting sharply in the third quarter of 2018. Several Asian economies, including China and India, exhibited signs of slowing but still outpaced many developed economies.
Yields of U.S. Treasury Securities: Effective Yields of Three-Month, Two-Year and Ten-Year Treasuries

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Bloomberg L.P.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.

Schwab Taxable Bond Funds  |  Annual Report

Schwab Taxable Bond Funds
The Investment Environment (continued)

Despite continuing low levels of inflation, the Federal Reserve (Fed) raised the federal funds rate by 0.25% twice during the reporting period—in September and December 2018—but held rates unchanged at its meetings in January, March, May, and June 2019, declaring its intent to remain “patient.” But amid growing signs of global economic weakness that threatened to dampen economic growth in the U.S. and to ensure stability given ongoing trade tensions with China, at the end of July 2019, the Fed enacted a 0.25% cut in the federal funds rate, which ended the reporting period in a target range of 2.00% to 2.25%. Going forward, the Fed reiterated that it would closely monitor incoming data on the economic outlook and would act appropriately to sustain the economic expansion. The Fed also announced that, in August, it would once again begin to reinvest proceeds from maturing securities held on its balance sheet. This effectively ended the Fed balance sheet reduction program that had been in place since early 2018.
Outside the U.S., a number of central banks, including in China, India, Thailand, and New Zealand, lowered their policy rates, while others maintained their generally accommodative stances. In the eurozone, the European Central Bank held interest rates steady, but in July 2019 signaled that it may launch a stimulus package in coming months that could include interest rate cuts and asset purchases to combat the region’s economic malaise. Also in July 2019, the Bank of Japan announced that it would maintain its short-term interest rate target of –0.1% and increase the size of its asset purchases. Despite ongoing uncertainties over the economy’s wider direction and growing Brexit-related division, in August 2019, the Bank of England maintained its key official bank rate at 0.75%, where it has sat since August 2018.
Early in the reporting period, bond prices fell as investors grappled with concerns about continued interest rate hikes. But as the period wore on and the Fed changed its stance regarding the pace of future rate hikes, bonds regained their upward momentum as bond yields fell. (Bond yields and bond prices move in opposite directions.) And with stocks exhibiting rising volatility, bonds looked increasingly attractive to investors seeking to escape the uncertainty of the equity markets, exerting upward pressure on bond prices through the end of the reporting period. Both short-term and long-term yields fell during the reporting period. Short-term rates declined in response to the federal funds rate cut in July, with the three-month Treasury yield falling from 2.11% at the outset of the reporting period to 1.99% at its close. Longer-term yields, which are generally driven by inflation expectations and growth forecasts, also declined, with the 10-year Treasury yield falling from 2.86% to 1.50% for the reporting period and driving portions of the yield curve to invert, indicating a possible recession. Outside the U.S., bond yields generally remained low.

Schwab Taxable Bond Funds  |  Annual Report

Schwab Taxable Bond Funds
Fund Management

Matthew Hastings, CFA, Vice President and Head of Taxable Bond Strategies, leads the portfolio management team for Schwab’s taxable bond funds and fixed-income ETFs. He also has overall responsibility for all aspects of the management of the funds. Prior to joining CSIM in 1999, Mr. Hastings was in fixed-income sales and trading at Lehman Brothers. He has worked in the fixed-income securities industry since 1996.

Steven Hung, Senior Portfolio Manager, is responsible for the day-to-day co-management of each of the funds, except for the Schwab Treasury Inflation Protected Securities Index Fund. His primary focus is corporate bonds. Prior to joining CSIM in 1999, Mr. Hung was an associate in Schwab’s management training program for nine months. In that role, he worked as a clerk on the Options Trading Floor of the Pacific Coast Stock Exchange.

Mark McKissick, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2016, Mr. McKissick worked at Denver Investments for 17 years, most recently as a director of fixed income and portfolio manager where he co-managed multiple bond strategies, as well as oversaw the firm’s fixed-income business including the investment process, client service and other administrative functions.

Alfonso Portillo, Jr., Senior Portfolio Manager, is responsible for the day-to-day co-management of Schwab U.S. Aggregate Bond Index Fund. His primary focus is securitized products. Prior to joining CSIM in 2007, Mr. Portillo worked for ten years at Pacific Investment Management Company, most recently as a vice president and member of the mortgage- and asset-backed portfolio management team. He has worked in fixed-income asset management since 1996.

Schwab Taxable Bond Funds  |  Annual Report

Schwab Treasury Inflation Protected Securities Index Fund

The Schwab Treasury Inflation Protected Securities Index Fund (the fund) seeks to track as closely as possible, before fees and expenses, the price and yield performance of the Bloomberg Barclays US Treasury Inflation-Linked Bond Index (Series-L) (the index). Under normal circumstances, the fund will invest at least 90% of its net assets (including, for this purpose, any borrowings for investment purposes) in securities included in the index. For more information about the fund’s investment objective and principal investment strategies, please see the fund’s prospectus.
Market Highlights. Fixed-income markets generated strong returns over the 12-month reporting period ended August 31, 2019. Despite escalating trade tensions between the U.S. and China and heightened geopolitical risk, the U.S. economy continued to exhibit steady growth for most of the reporting period, albeit at a declining pace, while conditions outside the U.S. continued to soften. Early in the reporting period, as the Federal Reserve (Fed) continued to tighten monetary policy, raising short-term interest rates in September and December 2018, bond prices fell as investors grappled with concerns about the pace and direction of future rate changes. (Bond yields and bond prices move in opposite directions.) Amid growing signs of global economic weakness that threatened to dampen U.S. economic growth, along with continued low inflation, the Fed changed its stance in 2019 and held rates unchanged through June before cutting the federal funds rate by 0.25% in July 2019. As a result, bonds regained their upward momentum and remained strong throughout the remainder of the reporting period.
In this environment, both short- and long-term yields declined during the reporting period. The three-month Treasury yield fell from 2.11% to 1.99%, and the 10-year Treasury yield slid from 2.86% to 1.50%, driving portions of the yield curve to invert, indicating possible recession. U.S. TIPS generally outperformed shorter-term U.S. Treasuries but underperformed longer-term Treasuries amid tepid inflation expectations.
Performance. The fund returned 7.42% for the 12-month period ended August 31, 2019, while the index returned 7.46%.
Contributors and Detractors. Consistent with its objective and strategies, the fund closely tracked the primary risk exposures of the index, which meant keeping the fund’s duration and maturity allocations similarly aligned. The fund’s underperformance was primarily attributable to expenses.

Portfolio Composition % of investments
These charts show two different views of the fund’s portfolio: by type of security and credit quality of the security.

By Security Type1

Weighted Average Maturity[2]	8.6 Yrs
Weighted Average Duration[2]	7.9 Yrs
By Credit Quality3

Management views and portfolio holdings may have changed since the report date.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	See Glossary for definitions of maturity and duration.
[3]	Based on ratings from Moody’s. The fund has selected Moody’s to provide credit ratings based on the recommendation from the fund’s investment adviser, who has determined that Moody’s strong depth and established expertise make it a reliable source for ratings of securities in which the fund may invest. Where Moody’s ratings are not available, Standard & Poor’s ratings are used. To the extent Standard & Poor’s does not provide a rating, the fund will use a rating provided by Fitch Ratings, Inc. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies.

Schwab Taxable Bond Funds  |  Annual Report

Schwab Treasury Inflation Protected Securities Index Fund
Performance and Fund Facts as of August 31, 2019

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (August 31, 2009 – August 31, 2019)1

Average Annual Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Treasury Inflation Protected Securities Index Fund (3/31/06)	7.42%	2.09%	3.56%
Bloomberg Barclays US Treasury Inflation-Linked Bond Index (Series-L)	7.46%	2.21%	3.82%
Fund Category: Morningstar Inflation Protected Bond[2]	6.19%	1.60%	3.14%
Fund Expense Ratio[3]: 0.05%

Yields1
30-Day SEC Yield	0.30%
12-Month Distribution Yield	2.31%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Index ownership — Bloomberg Index Services Limited and its affiliates (collectively, Bloomberg) and Bloomberg’s licensors, including Barclays’, own all proprietary rights in the Bloomberg Barclays Indices. The Schwab Treasury Inflation Protected Securities Index Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays endorses or recommends the fund. Neither Bloomberg nor Barclays guarantees the timeliness, accurateness or completeness of any data or information relating to the Bloomberg Barclays Indices, and neither shall be liable in any way in respect of the use or accuracy of the Bloomberg Barclays Indices.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus.

Schwab Taxable Bond Funds  |  Annual Report

Schwab U.S. Aggregate Bond Index Fund

The Schwab U.S. Aggregate Bond Index Fund (the fund) seeks to track as closely as possible, before fees and expenses, the total return of an index composed of the total U.S. investment grade bond market. To pursue its goal, the fund generally invests in securities that are included in the Bloomberg Barclays US Aggregate Bond Index (the index). For more information about the fund’s investment objective, strategy, and risks, please see the fund’s prospectus.
Market Highlights. Fixed-income markets generated strong returns over the 12-month reporting period ended August 31, 2019. Despite escalating trade tensions between the U.S. and China and heightened geopolitical risk, the U.S. economy continued to exhibit steady growth for most of the reporting period, albeit at a declining pace, while conditions outside the U.S. continued to soften. Early in the reporting period, as the Federal Reserve (Fed) continued to tighten monetary policy, raising short-term interest rates in September and December 2018, bond prices fell as investors grappled with concerns about the pace and direction of future rate changes. (Bond yields and bond prices move in opposite directions.) Amid growing signs of global economic weakness that threatened to dampen U.S. economic growth, along with continued low inflation, the Fed changed its stance in 2019 and held rates unchanged through June before cutting the federal funds rate by 0.25% in July 2019. As a result, bonds regained their upward momentum and remained strong throughout the remainder of the reporting period.
In this environment, both short- and long-term yields declined during the reporting period: The three-month Treasury yield fell from 2.11% to 1.99% and the 10-year Treasury yield slid from 2.86% to 1.50%, driving portions of the yield curve to invert, indicating possible recession. The two-year Treasury yield fell from 2.62% to 1.50% over the reporting period.
In the final quarter of 2018, credit spreads on investment grade securities widened by nearly 50 basis points before quickly reversing in 2019 and ended the reporting period little changed from where they began. Mortgage-backed securities underperformed with spreads widening nearly 20 basis points over the reporting period as the Fed reduced its holdings of these securities on its balance sheet.
Performance. The fund returned 10.15% for the 12-month period ended August 31, 2019, while the index returned 10.17% for the same period.
Contributors and Detractors. Consistent with its objective and strategies, the fund closely tracked the primary risk exposures of the index, which meant keeping the fund’s duration and maturity allocations similarly aligned. The fund’s underperformance was primarily attributable to expenses.
In addition, the fund held positions in TBAs, or “to-be-announced” securities, which are mortgage-backed bonds that settle on a forward date. The fund’s average month-end position in these securities was 3.1%, with a minimum exposure of 2.1% and maximum exposure of 5.4% over the period.

Portfolio Composition % of investments
These charts show two different views of the fund’s portfolio: by type of security and credit quality of the security.

By Security Type1

Weighted Average Maturity[3]	7.8 Yrs
Weighted Average Duration[3]	5.5 Yrs
By Credit Quality4

Management views and portfolio holdings may have changed since the report date.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	The fund may seek to obtain exposure to U.S. agency mortgage pass-through securities, in part or in full, through the use of “to-be-announced” or “TBA” transactions, which are standardized contracts for future delivery of mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement. These transactions represented approximately 2.2% of net assets on August 31, 2019.
[3]	See Glossary for definitions of maturity and duration.
[4]	Based on ratings from Moody’s. The fund has selected Moody’s to provide credit ratings based on the recommendation from the fund’s investment adviser, who has determined that Moody’s strong depth and established expertise make it a reliable source for ratings of securities in which the fund may invest. Where Moody’s ratings are not available, Standard & Poor’s ratings are used. To the extent Standard & Poor’s does not provide a rating, the fund will use a rating provided by Fitch Ratings, Inc. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies.
[5]	Less than 0.05%.

Schwab Taxable Bond Funds  |  Annual Report

Schwab U.S. Aggregate Bond Index Fund
Performance and Fund Facts as of August 31, 2019

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (February 23, 2017 – August 31, 2019)1

Average Annual Returns1
Fund and Inception Date	1 Year	Since Inception
Fund: Schwab U.S. Aggregate Bond Index Fund (2/23/17)	10.15%	4.60%
Bloomberg Barclays US Aggregate Bond Index	10.17%	4.76%
Fund Category: Morningstar Intermediate Core Bond[2]	9.31%	N/A
Fund Expense Ratio[3]: 0.04%

Yields1
30-Day SEC Yield	2.30%
12-Month Distribution Yield	2.81%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Index ownership — Bloomberg Index Services Limited and its affiliates (collectively, Bloomberg) and Bloomberg’s licensors, including Barclays’, own all proprietary rights in the Bloomberg Barclays Indices. The Schwab U.S. Aggregate Bond Index Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays endorses or recommends the fund. Neither Bloomberg nor Barclays guarantees the timeliness, accurateness or completeness of any data or information relating to the Bloomberg Barclays Indices, and neither shall be liable in any way in respect of the use or accuracy of the Bloomberg Barclays Indices.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus.

Schwab Taxable Bond Funds  |  Annual Report

Schwab Short-Term Bond Index Fund

The Schwab Short-Term Bond Index Fund (the fund) seeks to track as closely as possible, before fees and expenses, the total return of an index composed of U.S. investment grade government related and corporate bonds with maturities between 1-5 years. To pursue its goal, the fund generally invests in securities that are included in the Bloomberg Barclays US Government/Credit 1-5 Year Index (the index). For more information about the fund’s investment objective, strategy, and risks, please see the fund’s prospectus.
Market Highlights. Fixed-income markets generated strong returns over the 12-month reporting period ended August 31, 2019. Despite escalating trade tensions between the U.S. and China and heightened geopolitical risk, the U.S. economy continued to exhibit steady growth for most of the reporting period, albeit at a declining pace, while conditions outside the U.S. continued to soften. Early in the reporting period, as the Federal Reserve (Fed) continued to tighten monetary policy, raising short-term interest rates in September and December 2018, bond prices fell as investors grappled with concerns about the pace and direction of future rate changes. (Bond yields and bond prices move in opposite directions.) Amid growing signs of global economic weakness that threatened to dampen U.S. economic growth, along with continued low inflation, the Fed changed its stance in 2019 and held rates unchanged through June before cutting the federal funds rate by 0.25% in July 2019. As a result, bonds regained their upward momentum and remained strong throughout the remainder of the reporting period.
In this environment, both short- and long-term yields declined during the reporting period. The three-month Treasury yield fell from 2.11% to 1.99%, and the 10-year Treasury yield slid from 2.86% to 1.50%, driving portions of the yield curve to invert, indicating possible recession. The two-year Treasury yield fell from 2.62% to 1.50% over the reporting period.
In the final quarter of 2018, credit spreads on short-term investment-grade securities widened by nearly 40 basis points before quickly reversing in 2019 and ended the reporting period little changed from where they began.
Performance. The fund returned 5.89% for the 12-month period ended August 31, 2019, while the index returned 5.96%.
Contributors and Detractors. Consistent with its objective and strategies, the fund closely tracked the primary risk exposures of the index, which meant keeping the fund’s duration and maturity allocations similarly aligned. The fund’s underperformance was primarily attributable to expenses.

Portfolio Composition % of investments
These charts show two different views of the fund’s portfolio: by type of security and credit quality of the security.

By Security Type1

Weighted Average Maturity[2]	2.8 Yrs
Weighted Average Duration[2]	2.7 Yrs
By Credit Quality3

Management views and portfolio holdings may have changed since the report date.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	See Glossary for definitions of maturity and duration.
[3]	Based on ratings from Moody’s. The fund has selected Moody’s to provide credit ratings based on the recommendation from the fund’s investment adviser, who has determined that Moody’s strong depth and established expertise make it a reliable source for ratings of securities in which the fund may invest. Where Moody’s ratings are not available, Standard & Poor’s ratings are used. To the extent Standard & Poor’s does not provide a rating, the fund will use a rating provided by Fitch Ratings, Inc. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies.
[4]	Less than 0.05%.

Schwab Taxable Bond Funds  |  Annual Report

Schwab Short-Term Bond Index Fund
Performance and Fund Facts as of August 31, 2019

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (February 23, 2017 – August 31, 2019)1

Average Annual Returns1
Fund and Inception Date	1 Year	Since Inception
Fund: Schwab Short-Term Bond Index Fund (2/23/17)	5.89%	2.59%
Bloomberg Barclays US Government/Credit 1-5 Year Index	5.96%	2.73%
Fund Category: Morningstar Short-Term Bond[2]	4.44%	N/A
Fund Expense Ratio[3]: 0.06%

Yields1
30-Day SEC Yield	1.72%
12-Month Distribution Yield	2.36%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Index ownership — Bloomberg Index Services Limited and its affiliates (collectively, Bloomberg) and Bloomberg’s licensors, including Barclays’, own all proprietary rights in the Bloomberg Barclays Indices. The Schwab Short-Term Bond Index Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays endorses or recommends the fund. Neither Bloomberg nor Barclays guarantees the timeliness, accurateness or completeness of any data or information relating to the Bloomberg Barclays Indices, and neither shall be liable in any way in respect of the use or accuracy of the Bloomberg Barclays Indices.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus.

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Schwab Taxable Bond Funds
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning March 1, 2019 and held through August 31, 2019.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1]	Beginning Account Value at 3/1/19	Ending Account Value (Net of Expenses) at 8/31/19	Expenses Paid During Period 3/1/19-8/31/19[2]
Schwab Treasury Inflation Protected Securities Index Fund
Actual Return	0.05%	$1,000.00	$1,075.80	$0.26
Hypothetical 5% Return	0.05%	$1,000.00	$1,024.95	$0.26
Schwab U.S. Aggregate Bond Index Fund
Actual Return	0.04%	$1,000.00	$1,079.90	$0.21
Hypothetical 5% Return	0.04%	$1,000.00	$1,025.00	$0.20
Schwab Short-Term Bond Index Fund
Actual Return	0.06%	$1,000.00	$1,039.10	$0.31
Hypothetical 5% Return	0.06%	$1,000.00	$1,024.90	$0.31

[1]	Based on the most recent six-month expense ratio.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.

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Schwab Treasury Inflation Protected Securities Index Fund
Financial Statements
Financial Highlights
	9/1/18– 8/31/19	9/1/17– 8/31/18	9/1/16– 8/31/17	9/1/15– 8/31/16	9/1/14– 8/31/15
Per-Share Data
Net asset value at beginning of period	$10.97	$11.18	$11.39	$10.94	$11.44
Income (loss) from investment operations:
Net investment income (loss)[1]	0.25	0.36	0.23	0.17	0.08
Net realized and unrealized gains (losses)	0.55	(0.28)	(0.20)	0.39	(0.41)
Total from investment operations	0.80	0.08	0.03	0.56	(0.33)
Less distributions:
Distributions from net investment income	(0.27)	(0.29)	(0.24)	(0.08)	(0.15)
Distributions from net realized gains	—	—	—	(0.03)	(0.02)
Total distributions	(0.27)	(0.29)	(0.24)	(0.11)	(0.17)
Net asset value at end of period	$11.50	$10.97	$11.18	$11.39	$10.94
Total return	7.42%	0.71%	0.35%	5.22%	(2.90%)
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.05%	0.05%	0.28% [2]	0.61%	0.58% [3]
Net operating expenses	N/A	N/A [4]	0.11% [2]	0.19%	0.16% [3]
Net investment income (loss)	2.27%	3.29%	2.07%	1.54%	0.73%
Portfolio turnover rate	25%	18%	17%	24%	33%
Net assets, end of period (x 1,000,000)	$923	$746	$565	$309	$274

1
Calculated based on the average shares outstanding during the period.
2
Effective March 1, 2017 the annual operating expense ratio was reduced. The ratio presented for the period ended 8/31/17 is a blended ratio.
3
The ratio of total expenses and net operating expenses would have been 0.61% and 0.19%, respectively, if the fund had not reversed out proxy expenses recognized in prior years.
4
Effective March 1, 2017, the fund instituted a new fee structure and the contractual expense limitation was terminated.

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Treasury Inflation Protected Securities Index Fund
Portfolio Holdings as of August 31, 2019

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Effective March 31, 2019, Form N-PORT Part F has replaced Form N-Q. The fund’s Form N-Q and Form N-PORT Part F are available on the SEC’s website at www.sec.gov. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.
For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date based on each security’s rate reset date. The reference rate and spread used is shown parenthetically in the security description, if available; if not, the reference rate is described in a footnote. The maturity date shown for all the securities is the final legal maturity.

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Treasuries 99.9% of net assets
U.S. Treasury Inflation Protected Securities
1.13%, 01/15/21	27,297,541	27,428,802
0.13%, 04/15/21	34,647,447	34,314,733
0.63%, 07/15/21	28,975,554	29,158,225
0.13%, 01/15/22	31,985,386	31,791,575
0.13%, 04/15/22	33,759,813	33,549,132
0.13%, 07/15/22	32,984,812	32,955,934
0.13%, 01/15/23	33,138,763	33,082,855
0.63%, 04/15/23	33,059,963	33,578,951
0.38%, 07/15/23	32,872,233	33,309,285
0.63%, 01/15/24	32,778,678	33,600,693
0.50%, 04/15/24	23,676,043	24,173,993
0.13%, 07/15/24	32,227,019	32,501,533
0.25%, 01/15/25	32,302,742	32,720,333
2.38%, 01/15/25	21,212,736	23,858,994
0.38%, 07/15/25	32,266,992	33,082,429
0.63%, 01/15/26	29,061,479	30,195,462
2.00%, 01/15/26	15,455,119	17,388,200
0.13%, 07/15/26	27,252,037	27,592,340
0.38%, 01/15/27	27,042,086	27,776,358
2.38%, 01/15/27	12,435,560	14,591,809
0.38%, 07/15/27	26,722,650	27,595,017
0.50%, 01/15/28	26,500,950	27,605,189
1.75%, 01/15/28	12,447,923	14,247,341
3.63%, 04/15/28	10,480,345	13,710,974
0.75%, 07/15/28	26,023,771	27,847,377
0.88%, 01/15/29	25,870,498	28,020,155
2.50%, 01/15/29	12,007,508	14,797,293
Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.88%, 04/15/29	12,753,665	17,459,557
0.25%, 07/15/29	10,217,177	10,528,602
3.38%, 04/15/32	4,846,483	6,856,386
2.13%, 02/15/40	6,560,192	9,026,712
2.13%, 02/15/41	8,349,708	11,605,218
0.75%, 02/15/42	14,664,531	16,106,929
0.63%, 02/15/43	10,841,210	11,547,727
1.38%, 02/15/44	16,357,232	20,356,113
0.75%, 02/15/45	18,230,779	19,963,850
1.00%, 02/15/46	13,392,757	15,553,849
0.88%, 02/15/47	13,136,206	14,911,175
1.00%, 02/15/48	12,868,578	15,109,691
1.00%, 02/15/49	11,128,299	13,182,733
Total Treasuries
(Cost $877,001,631)		922,683,524
Security	Number of Shares	Value ($)
Other Investment Company 0.2% of net assets

Money Market Fund 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.07% (a)	1,559,686	1,559,686
Total Other Investment Company
(Cost $1,559,686)		1,559,686
(a)	The rate shown is the 7-day yield.

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2019 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Treasuries	$—	$922,683,524	$—	$922,683,524
Other Investment Company[1]	1,559,686	—	—	1,559,686
Total	$1,559,686	$922,683,524	$—	$924,243,210
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Taxable Bond Funds  |  Annual Report
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Schwab Treasury Inflation Protected Securities Index Fund
Statement of Assets and Liabilities

As of August 31, 2019
Assets
Investments in unaffiliated issuers, at value (cost $878,561,317)		$924,243,210
Receivables:
Investments sold		4,743,543
Fund shares sold		1,324,863
Interest		1,108,548
Dividends	+	1,251
Total assets		931,421,415
Liabilities
Payables:
Investments bought		6,116,922
Investment adviser fees		39,454
Fund shares redeemed	+	1,843,174
Total liabilities		7,999,550
Net Assets
Total assets		931,421,415
Total liabilities	–	7,999,550
Net assets		$923,421,865
Net Assets by Source
Capital received from investors		876,071,995
Total distributable earnings[1]		47,349,870

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$923,421,865		80,269,853		$11.50

[1]	The SEC eliminated the requirement to disclose total distributable earnings (loss) by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions (see financial note 8 for additional information).

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Treasury Inflation Protected Securities Index Fund
Statement of Operations

For the period September 1, 2018 through August 31, 2019
Investment Income (Loss)
Interest		$19,088,879
Dividends	+	16,834
Total investment income		19,105,713
Expenses
Investment adviser fees		410,954
Total expenses	–	410,954
Net investment income		18,694,759
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(2,068,223)
Net change in unrealized appreciation (depreciation) on investments	+	47,330,306
Net realized and unrealized gains		45,262,083
Increase in net assets resulting from operations		$63,956,842

Schwab Taxable Bond Funds  |  Annual Report
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Schwab Treasury Inflation Protected Securities Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	9/1/18-8/31/19		9/1/17-8/31/18
Net investment income		$18,694,759	$21,162,788
Net realized losses		(2,068,223)	(1,284,015)
Net change in unrealized appreciation (depreciation)	+	47,330,306	(13,894,306)
Increase in net assets from operations		63,956,842	5,984,467
Distributions to Shareholders1
Total distributions		($19,431,771)	($16,246,484)

Transactions in Fund Shares
		9/1/18-8/31/19		9/1/17-8/31/18
		SHARES	VALUE	SHARES	VALUE
Shares sold		31,229,259	$339,938,125	28,068,275	$307,979,256
Shares reinvested		1,437,963	15,569,916	1,205,529	13,250,863
Shares redeemed	+	(20,392,723)	(222,851,445)	(11,828,941)	(129,810,686)
Net transactions in fund shares		12,274,499	$132,656,596	17,444,863	$191,419,433
Shares Outstanding and Net Assets
		9/1/18-8/31/19		9/1/17-8/31/18
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		67,995,354	$746,240,198	50,550,491	$565,082,782
Total increase	+	12,274,499	177,181,667	17,444,863	181,157,416
End of period[2]		80,269,853	$923,421,865	67,995,354	$746,240,198
[1]	For the period ended August 31, 2018, the fund distributed to shareholders $16,246,484 from net investment income. The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018 (see financial note 8 for additional information).
[2]	End of period - Net assets include net investment income not yet distributed of $9,682,331 at August 31, 2018. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Financial Statements
Financial Highlights
	9/1/18– 8/31/19	9/1/17– 8/31/18	2/23/17 [1]– 8/31/17
Per-Share Data
Net asset value at beginning of period	$9.78	$10.16	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	0.28	0.25	0.12
Net realized and unrealized gains (losses)	0.69	(0.37)	0.17
Total from investment operations	0.97	(0.12)	0.29
Less distributions:
Distributions from net investment income	(0.29)	(0.26)	(0.13)
Net asset value at end of period	$10.46	$9.78	$10.16
Total return	10.15%	(1.17%)	2.88% [3]
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.04%	0.04%	0.04% [4]
Net investment income (loss)	2.86%	2.52%	2.32% [4]
Portfolio turnover rate[5]	91%	97%	39% [3],[6]
Net assets, end of period (x 1,000,000)	$2,971	$2,006	$1,445

1
Commencement of operations.
2
Calculated based on the average shares outstanding during the period.
3
Not annualized.
4
Annualized.
5
Includes to-be-announced (TBA) transactions (if any). See financial note 2.
6
Portfolio turnover rate excludes in-kind transactions.

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2019

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Effective March 31, 2019, Form N-PORT Part F has replaced Form N-Q. The fund’s Form N-Q and Form N-PORT Part F are available on the SEC’s website at www.sec.gov. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.
For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date based on each security’s rate reset date. The reference rate and spread used is shown parenthetically in the security description, if available; if not, the reference rate is described in a footnote. The maturity date shown for all the securities is the final legal maturity.

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Corporates 24.9% of net assets

Financial Institutions 7.9%
Banking 5.6%
American Express Co.
2.20%, 10/30/20 (a)	500,000	501,008
3.00%, 02/22/21 (a)	150,000	152,097
3.70%, 11/05/21 (a)	150,000	155,259
2.75%, 05/20/22 (a)	250,000	254,937
2.50%, 08/01/22 (a)	250,000	253,604
3.40%, 02/27/23 (a)	250,000	261,311
3.70%, 08/03/23 (a)	500,000	530,220
2.50%, 07/30/24 (a)	350,000	356,995
3.00%, 10/30/24 (a)	250,000	259,590
4.20%, 11/06/25 (a)	150,000	166,771
4.05%, 12/03/42	150,000	179,140
American Express Credit Corp.
2.25%, 05/05/21 (a)	195,000	196,016
2.70%, 03/03/22 (a)	150,000	153,040
3.30%, 05/03/27 (a)	250,000	270,313
Australia & New Zealand Banking Group Ltd.
2.25%, 11/09/20	250,000	250,972
2.30%, 06/01/21	250,000	251,470
2.55%, 11/23/21	250,000	253,276
2.63%, 05/19/22	250,000	255,385
Banco Bilbao Vizcaya Argentaria S.A.
3.00%, 10/20/20	200,000	201,766
Banco Santander S.A.
3.50%, 04/11/22	200,000	206,181
3.13%, 02/23/23	200,000	204,687
2.71%, 06/27/24	200,000	203,697
5.18%, 11/19/25	200,000	221,156
4.25%, 04/11/27	200,000	216,852
4.38%, 04/12/28	200,000	220,108
3.31%, 06/27/29	200,000	209,639
Bancolombia S.A.
5.95%, 06/03/21	100,000	105,811
Bank of America Corp.
5.88%, 01/05/21	330,000	346,771
2.63%, 04/19/21 (b)	794,000	801,673
5.00%, 05/13/21	260,000	272,546
2.33%, 10/01/21 (a)(c)	500,000	500,908
5.70%, 01/24/22	474,000	514,553
2.50%, 10/21/22 (a)	750,000	757,519
3.30%, 01/11/23	200,000	208,037
3.12%, 01/20/23 (a)(c)	150,000	153,433
4.10%, 07/24/23	500,000	537,515
3.00%, 12/20/23 (a)(c)	750,000	770,249
4.13%, 01/22/24	500,000	541,226
3.55%, 03/05/24 (a)(c)	150,000	156,854
4.00%, 04/01/24	250,000	270,490
Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.86%, 07/23/24 (a)(c)	250,000	265,578
4.20%, 08/26/24	300,000	323,805
4.00%, 01/22/25	150,000	160,353
3.46%, 03/15/25 (a)(c)	250,000	262,799
3.88%, 08/01/25	250,000	272,965
3.09%, 10/01/25 (a)(c)	250,000	259,865
4.45%, 03/03/26	800,000	880,748
3.50%, 04/19/26 (b)	500,000	535,720
4.25%, 10/22/26	250,000	273,093
3.56%, 04/23/27 (a)(c)	250,000	266,220
4.18%, 11/25/27 (a)	250,000	272,189
3.82%, 01/20/28 (a)(c)	250,000	271,105
3.71%, 04/24/28 (a)(c)	250,000	269,888
3.42%, 12/20/28 (a)(c)	850,000	899,927
3.97%, 03/05/29 (a)(c)	500,000	549,920
4.27%, 07/23/29 (a)(c)	400,000	451,711
3.97%, 02/07/30 (a)(c)	350,000	388,496
3.19%, 07/23/30 (a)(c)	300,000	313,562
6.11%, 01/29/37	400,000	536,044
4.24%, 04/24/38 (a)(c)	250,000	292,788
4.08%, 04/23/40 (a)(c)	450,000	517,087
5.00%, 01/21/44	300,000	390,969
4.75%, 04/21/45	100,000	122,889
4.44%, 01/20/48 (a)(c)	450,000	553,470
3.95%, 01/23/49 (a)(c)	150,000	174,745
4.33%, 03/15/50 (a)(c)	250,000	305,642
Bank of America NA
6.00%, 10/15/36	418,000	586,163
Bank of Montreal
1.90%, 08/27/21	300,000	300,225
2.35%, 09/11/22	250,000	253,604
2.55%, 11/06/22 (a)	250,000	254,736
3.30%, 02/05/24	250,000	262,123
2.50%, 06/28/24	200,000	202,967
4.34%, 10/05/28 (a)(c)	250,000	265,823
3.80%, 12/15/32 (a)(c)	100,000	104,840
Barclays Bank PLC
5.14%, 10/14/20	250,000	255,986
Barclays PLC
3.25%, 01/12/21	250,000	252,431
3.20%, 08/10/21	200,000	202,027
3.68%, 01/10/23 (a)	250,000	254,189
4.61%, 02/15/23 (a)(c)	400,000	414,680
4.34%, 05/16/24 (a)(c)	200,000	208,565
3.65%, 03/16/25	550,000	561,709
3.93%, 05/07/25 (a)(c)	250,000	257,162
4.38%, 01/12/26	500,000	529,108
4.97%, 05/16/29 (a)(c)	450,000	494,176
4.95%, 01/10/47	200,000	219,879
BB&T Corp.
2.05%, 05/10/21 (a)	250,000	250,288
3.95%, 03/22/22 (a)	274,000	286,083
2.85%, 10/26/24 (a)	500,000	516,351

Schwab Taxable Bond Funds  |  Annual Report
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Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2019 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
BBVA USA
2.88%, 06/29/22 (a)	250,000	254,384
BNP Paribas S.A.
5.00%, 01/15/21	541,000	562,040
3.25%, 03/03/23	195,000	203,231
BPCE S.A.
2.75%, 12/02/21	250,000	253,943
3.38%, 12/02/26	250,000	267,824
Branch Banking & Trust Co.
2.85%, 04/01/21 (a)	250,000	253,042
3.63%, 09/16/25 (a)	491,000	523,208
Canadian Imperial Bank of Commerce
2.61%, 07/22/23 (a)(c)	150,000	151,484
3.50%, 09/13/23	500,000	529,452
Capital One Financial Corp.
3.90%, 01/29/24 (a)	150,000	159,279
3.75%, 04/24/24 (a)	400,000	424,016
3.30%, 10/30/24 (a)	500,000	518,849
3.75%, 07/28/26 (a)	150,000	156,625
3.75%, 03/09/27 (a)	500,000	530,013
Capital One NA
2.95%, 07/23/21 (a)	1,000,000	1,012,877
Citibank NA
3.40%, 07/23/21 (a)	250,000	256,227
3.65%, 01/23/24 (a)	250,000	266,397
Citigroup, Inc.
2.65%, 10/26/20	747,000	751,616
2.70%, 03/30/21	500,000	505,232
2.35%, 08/02/21	250,000	251,678
2.90%, 12/08/21 (a)	250,000	254,422
4.50%, 01/14/22	200,000	211,091
2.70%, 10/27/22 (a)	150,000	152,617
3.14%, 01/24/23 (a)(c)	500,000	511,520
3.50%, 05/15/23	350,000	364,316
2.88%, 07/24/23 (a)(c)	500,000	509,139
4.04%, 06/01/24 (a)(c)	150,000	159,752
3.75%, 06/16/24	100,000	107,216
4.00%, 08/05/24	150,000	160,396
3.88%, 03/26/25	150,000	158,528
4.40%, 06/10/25	150,000	163,029
5.50%, 09/13/25	724,000	830,276
3.70%, 01/12/26	500,000	539,113
4.60%, 03/09/26	345,000	379,912
3.40%, 05/01/26	250,000	264,612
3.20%, 10/21/26 (a)	650,000	678,734
4.30%, 11/20/26	150,000	163,799
4.45%, 09/29/27	580,000	638,666
3.89%, 01/10/28 (a)(c)	300,000	325,623
3.67%, 07/24/28 (a)(c)	600,000	643,604
4.13%, 07/25/28	150,000	163,705
3.52%, 10/27/28 (a)(c)	200,000	212,113
4.08%, 04/23/29 (a)(c)	250,000	277,274
3.98%, 03/20/30 (a)(c)	250,000	276,127
6.00%, 10/31/33	150,000	191,029
3.88%, 01/24/39 (a)(c)	100,000	111,292
8.13%, 07/15/39	70,000	117,131
5.88%, 01/30/42	330,000	464,948
4.65%, 07/30/45	280,000	349,641
4.75%, 05/18/46	330,000	400,266
4.28%, 04/24/48 (a)(c)	150,000	183,340
4.65%, 07/23/48 (a)	400,000	503,611
Citizens Bank NA
2.55%, 05/13/21 (a)	250,000	251,911
3.70%, 03/29/23 (a)	500,000	526,731
Comerica, Inc.
4.00%, 02/01/29 (a)	250,000	278,500
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Commonwealth Bank of Australia
2.40%, 11/02/20	250,000	251,163
Cooperatieve Rabobank UA
2.50%, 01/19/21	241,000	242,702
3.88%, 02/08/22	500,000	522,622
3.95%, 11/09/22	250,000	261,943
4.63%, 12/01/23	491,000	531,129
4.38%, 08/04/25	491,000	529,425
3.75%, 07/21/26	300,000	314,289
5.25%, 05/24/41	150,000	205,405
5.25%, 08/04/45	250,000	324,704
Credit Suisse AG
3.63%, 09/09/24	550,000	586,136
Credit Suisse Group Funding Guernsey Ltd.
3.13%, 12/10/20	355,000	359,080
3.45%, 04/16/21	500,000	509,180
3.80%, 06/09/23	250,000	262,608
3.75%, 03/26/25	250,000	264,388
4.55%, 04/17/26	250,000	277,168
4.88%, 05/15/45	250,000	316,759
Credit Suisse USA, Inc.
7.13%, 07/15/32	150,000	222,438
Deutsche Bank AG
3.13%, 01/13/21	593,000	590,578
3.15%, 01/22/21	150,000	149,515
3.38%, 05/12/21	500,000	500,000
4.25%, 10/14/21	150,000	152,586
3.30%, 11/16/22	250,000	248,658
3.70%, 05/30/24	150,000	149,412
4.10%, 01/13/26	150,000	150,022
Discover Bank
3.35%, 02/06/23 (a)	500,000	517,732
4.65%, 09/13/28 (a)	500,000	565,945
Discover Financial Services
3.85%, 11/21/22	150,000	157,439
Fifth Third Bancorp
3.50%, 03/15/22 (a)	150,000	155,026
2.60%, 06/15/22 (a)	150,000	152,077
8.25%, 03/01/38	150,000	233,151
Fifth Third Bank
3.35%, 07/26/21 (a)	200,000	204,727
2.88%, 10/01/21 (a)	500,000	507,815
3.85%, 03/15/26 (a)	200,000	215,546
First Republic Bank
2.50%, 06/06/22 (a)	250,000	252,017
Goldman Sachs Capital l
6.35%, 02/15/34	150,000	195,819
HSBC Bank USA NA
5.88%, 11/01/34	518,000	677,095
HSBC Holdings PLC
3.40%, 03/08/21	700,000	711,386
5.10%, 04/05/21	250,000	261,029
2.95%, 05/25/21	250,000	252,971
2.65%, 01/05/22	250,000	252,600
4.00%, 03/30/22	330,000	346,356
3.26%, 03/13/23 (a)(c)	400,000	408,614
4.25%, 03/14/24	500,000	527,894
3.95%, 05/18/24 (a)(c)	200,000	210,004
3.80%, 03/11/25 (a)(c)	250,000	261,212
4.25%, 08/18/25	200,000	211,831
4.30%, 03/08/26	200,000	217,826
3.90%, 05/25/26	250,000	267,805
4.29%, 09/12/26 (a)(c)	200,000	215,612
4.38%, 11/23/26	709,000	762,704
4.04%, 03/13/28 (a)(c)	200,000	213,625

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2019 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
4.58%, 06/19/29 (a)(c)	400,000	447,458
3.97%, 05/22/30 (a)(c)	450,000	483,440
6.50%, 05/02/36	100,000	134,000
6.50%, 09/15/37	505,000	685,635
6.80%, 06/01/38	100,000	141,516
5.25%, 03/14/44	200,000	248,228
HSBC USA, Inc.
3.50%, 06/23/24	150,000	157,205
Huntington Bancshares, Inc.
3.15%, 03/14/21 (a)	250,000	253,692
ING Groep N.V.
4.10%, 10/02/23	300,000	320,760
3.55%, 04/09/24	200,000	209,833
4.55%, 10/02/28	300,000	344,476
4.05%, 04/09/29	200,000	222,858
JPMorgan Chase & Co.
4.25%, 10/15/20	474,000	485,703
2.55%, 10/29/20 (a)	330,000	331,854
2.55%, 03/01/21 (a)	500,000	504,096
4.63%, 05/10/21	500,000	521,207
2.40%, 06/07/21 (a)	809,000	814,215
2.30%, 08/15/21 (a)	250,000	250,711
4.35%, 08/15/21	900,000	939,368
3.51%, 06/18/22 (a)(c)	200,000	204,779
3.25%, 09/23/22	380,000	393,977
2.97%, 01/15/23 (a)	750,000	765,736
3.20%, 01/25/23	563,000	585,157
3.38%, 05/01/23	250,000	259,199
3.56%, 04/23/24 (a)(c)	250,000	262,635
3.80%, 07/23/24 (a)(c)	250,000	265,677
3.88%, 09/10/24	300,000	320,979
4.02%, 12/05/24 (a)(c)	250,000	268,855
3.13%, 01/23/25 (a)	195,000	203,457
3.22%, 03/01/25 (a)(c)	250,000	261,438
3.90%, 07/15/25 (a)	250,000	271,715
3.30%, 04/01/26 (a)	985,000	1,039,269
3.20%, 06/15/26 (a)	250,000	262,213
2.95%, 10/01/26 (a)	150,000	155,697
4.13%, 12/15/26	150,000	165,336
4.25%, 10/01/27	250,000	279,403
3.63%, 12/01/27 (a)	150,000	159,559
3.78%, 02/01/28 (a)(c)	500,000	544,358
3.54%, 05/01/28 (a)(c)	250,000	268,163
3.51%, 01/23/29 (a)(c)	250,000	268,069
4.01%, 04/23/29 (a)(c)	150,000	166,758
4.20%, 07/23/29 (a)(c)	400,000	451,533
4.45%, 12/05/29 (a)(c)	300,000	345,141
3.70%, 05/06/30 (a)(c)	300,000	327,956
6.40%, 05/15/38	200,000	291,828
3.88%, 07/24/38 (a)(c)	150,000	168,371
5.50%, 10/15/40	330,000	452,958
5.60%, 07/15/41	100,000	139,429
5.40%, 01/06/42	400,000	547,278
5.63%, 08/16/43	250,000	342,922
4.95%, 06/01/45	150,000	193,105
4.26%, 02/22/48 (a)(c)	550,000	669,175
4.03%, 07/24/48 (a)(c)	250,000	291,503
3.96%, 11/15/48 (a)(c)	100,000	115,059
3.90%, 01/23/49 (a)(c)	500,000	575,483
KeyBank NA
2.50%, 11/22/21	250,000	252,562
3.38%, 03/07/23	250,000	261,056
3.40%, 05/20/26	250,000	263,628
KeyCorp
2.90%, 09/15/20	500,000	504,214
4.15%, 10/29/25	150,000	165,010
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Lloyds Bank PLC
6.38%, 01/21/21	505,000	533,679
Lloyds Banking Group PLC
3.00%, 01/11/22	200,000	202,685
4.05%, 08/16/23	200,000	209,829
2.91%, 11/07/23 (a)(c)	250,000	250,918
3.90%, 03/12/24	250,000	262,041
4.45%, 05/08/25	200,000	215,740
4.65%, 03/24/26	524,000	553,392
4.38%, 03/22/28	500,000	545,211
3.57%, 11/07/28 (a)(c)	200,000	204,813
4.34%, 01/09/48	300,000	302,374
Manufacturers & Traders Trust Co.
2.50%, 05/18/22 (a)	250,000	253,133
2.90%, 02/06/25 (a)	250,000	259,791
Mitsubishi UFJ Financial Group, Inc.
2.95%, 03/01/21	250,000	252,792
2.19%, 09/13/21	750,000	750,575
2.67%, 07/25/22	750,000	759,340
3.46%, 03/02/23	250,000	260,594
3.76%, 07/26/23	250,000	264,497
3.41%, 03/07/24	350,000	368,110
3.85%, 03/01/26	200,000	217,256
3.29%, 07/25/27	250,000	265,411
3.96%, 03/02/28	250,000	278,530
4.05%, 09/11/28	250,000	281,453
3.20%, 07/18/29	200,000	209,799
4.15%, 03/07/39	300,000	347,275
3.75%, 07/18/39	200,000	218,711
Mizuho Financial Group, Inc.
2.95%, 02/28/22	450,000	458,367
2.60%, 09/11/22	250,000	252,803
3.66%, 02/28/27	200,000	217,425
3.17%, 09/11/27	300,000	315,633
3.15%, 07/16/30 (a)(c)	400,000	417,200
Morgan Stanley
2.50%, 04/21/21	350,000	352,050
5.50%, 07/28/21	500,000	530,646
2.63%, 11/17/21	500,000	505,391
2.75%, 05/19/22	500,000	508,777
4.88%, 11/01/22	250,000	269,031
3.13%, 01/23/23	350,000	361,007
3.74%, 04/24/24 (a)(c)	1,000,000	1,052,394
3.88%, 04/29/24	250,000	268,406
3.70%, 10/23/24	500,000	534,371
2.72%, 07/22/25 (a)(c)	150,000	153,003
4.00%, 07/23/25	724,000	784,784
5.00%, 11/24/25	324,000	365,782
3.88%, 01/27/26	250,000	270,488
3.13%, 07/27/26	300,000	311,837
6.25%, 08/09/26	412,000	503,500
3.95%, 04/23/27	850,000	910,333
3.77%, 01/24/29 (a)(c)	150,000	162,665
4.43%, 01/23/30 (a)(c)	400,000	455,944
7.25%, 04/01/32	330,000	478,830
3.97%, 07/22/38 (a)(c)	250,000	279,643
4.46%, 04/22/39 (a)(c)	250,000	297,077
4.30%, 01/27/45	605,000	716,916
4.38%, 01/22/47	100,000	121,730
National Australia Bank Ltd.
2.50%, 01/12/21	250,000	251,804
2.50%, 05/22/22	850,000	863,802
2.50%, 07/12/26	250,000	255,632
Northern Trust Corp.
3.95%, 10/30/25	250,000	274,830
3.65%, 08/03/28 (a)	100,000	110,598

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2019 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
People's United Bank NA
4.00%, 07/15/24 (a)	250,000	263,605
PNC Bank NA
2.45%, 11/05/20 (a)	250,000	251,396
2.55%, 12/09/21 (a)	655,000	662,718
2.70%, 11/01/22 (a)	250,000	254,248
2.95%, 02/23/25 (a)	500,000	520,886
3.25%, 06/01/25 (a)	250,000	264,326
4.05%, 07/26/28	250,000	280,060
Regions Financial Corp.
3.20%, 02/08/21 (a)	350,000	354,847
2.75%, 08/14/22 (a)	200,000	203,482
3.80%, 08/14/23 (a)	250,000	264,749
Royal Bank of Canada
2.35%, 10/30/20	250,000	251,265
2.50%, 01/19/21	150,000	151,290
3.20%, 04/30/21	250,000	255,564
2.75%, 02/01/22	500,000	510,880
3.70%, 10/05/23	150,000	159,574
2.55%, 07/16/24	150,000	152,790
4.65%, 01/27/26	150,000	167,407
Royal Bank of Scotland Group PLC
3.50%, 05/15/23 (a)(c)	1,300,000	1,316,297
6.10%, 06/10/23	150,000	162,763
3.88%, 09/12/23	200,000	206,178
5.13%, 05/28/24	150,000	158,852
4.52%, 06/25/24 (a)(c)	200,000	210,046
4.89%, 05/18/29 (a)(c)	500,000	548,947
5.08%, 01/27/30 (a)(c)	200,000	224,259
4.45%, 05/08/30 (a)(c)	200,000	214,613
Santander Holdings USA, Inc.
3.70%, 03/28/22 (a)	830,000	851,972
3.50%, 06/07/24 (a)	100,000	103,348
Santander UK Group Holdings PLC
3.37%, 01/05/24 (a)(c)	300,000	305,593
4.80%, 11/15/24 (a)(c)	200,000	214,190
3.82%, 11/03/28 (a)(c)	250,000	257,606
Santander UK PLC
2.13%, 11/03/20	250,000	249,799
4.00%, 03/13/24	200,000	212,963
2.88%, 06/18/24	200,000	203,449
Skandinaviska Enskilda Banken AB
1.88%, 09/13/21	300,000	298,740
State Street Corp.
2.65%, 05/15/23 (a)(c)	150,000	152,459
3.30%, 12/16/24	300,000	317,330
2.65%, 05/19/26	250,000	258,716
4.14%, 12/03/29 (a)(c)	250,000	287,791
Sumitomo Mitsui Banking Corp.
2.45%, 10/20/20	250,000	251,070
3.95%, 01/10/24	250,000	268,773
Sumitomo Mitsui Financial Group, Inc.
2.93%, 03/09/21	250,000	253,066
2.78%, 07/12/22	200,000	203,624
2.78%, 10/18/22	250,000	254,840
3.10%, 01/17/23	750,000	774,109
3.75%, 07/19/23	200,000	211,583
2.70%, 07/16/24	250,000	254,227
3.78%, 03/09/26	800,000	865,580
2.63%, 07/14/26	100,000	101,170
3.36%, 07/12/27	200,000	212,798
3.94%, 07/19/28	250,000	278,742
3.04%, 07/16/29	350,000	362,498
Security Rate, Maturity Date	Face Amount ($)	Value ($)
SunTrust Bank
3.53%, 10/26/21 (a)(c)	150,000	152,286
2.45%, 08/01/22 (a)	250,000	253,078
3.69%, 08/02/24 (a)(c)	500,000	527,231
4.05%, 11/03/25 (a)	400,000	439,364
Svenska Handelsbanken AB
2.40%, 10/01/20	491,000	492,898
3.90%, 11/20/23	250,000	268,562
Synchrony Financial
4.38%, 03/19/24 (a)	150,000	160,307
4.50%, 07/23/25 (a)	250,000	268,843
3.95%, 12/01/27 (a)	200,000	207,468
5.15%, 03/19/29 (a)	150,000	169,023
Synovus Financial Corp.
3.13%, 11/01/22 (a)	50,000	50,194
The Bank of New York Mellon Corp.
4.15%, 02/01/21	500,000	515,407
2.50%, 04/15/21 (a)	150,000	151,315
2.66%, 05/16/23 (a)(c)	300,000	305,098
3.65%, 02/04/24 (a)	500,000	533,846
3.25%, 09/11/24 (a)	200,000	210,934
3.44%, 02/07/28 (a)(c)	150,000	161,013
3.85%, 04/28/28	750,000	852,279
The Bank of Nova Scotia
2.35%, 10/21/20	250,000	251,232
4.38%, 01/13/21	250,000	258,311
2.45%, 03/22/21	150,000	151,146
3.13%, 04/20/21	250,000	254,910
2.70%, 03/07/22	300,000	305,760
3.40%, 02/11/24	150,000	158,174
4.50%, 12/16/25	150,000	164,749
2.70%, 08/03/26	200,000	205,118
4.65%, Perpetual (a)(c)(d)	150,000	147,752
The Goldman Sachs Group, Inc.
2.75%, 09/15/20 (a)	797,000	801,220
5.25%, 07/27/21 (b)	400,000	422,754
5.75%, 01/24/22	562,000	608,858
2.88%, 10/31/22 (a)(c)	200,000	202,797
3.63%, 01/22/23	500,000	523,310
2.91%, 06/05/23 (a)(c)	1,000,000	1,018,024
2.91%, 07/24/23 (a)(c)	250,000	254,092
3.63%, 02/20/24 (a)	150,000	158,283
4.00%, 03/03/24	500,000	537,763
3.85%, 07/08/24 (a)	724,000	772,377
3.50%, 01/23/25 (a)	450,000	473,272
3.27%, 09/29/25 (a)(c)	500,000	520,519
4.25%, 10/21/25	150,000	161,901
3.75%, 02/25/26 (a)	250,000	266,856
3.50%, 11/16/26 (a)	650,000	681,169
5.95%, 01/15/27	157,000	188,035
3.85%, 01/26/27 (a)	150,000	160,102
3.69%, 06/05/28 (a)(c)	650,000	691,614
3.81%, 04/23/29 (a)(c)	150,000	161,297
6.13%, 02/15/33	150,000	202,790
6.75%, 10/01/37	750,000	1,028,587
4.02%, 10/31/38 (a)(c)	300,000	333,042
4.41%, 04/23/39 (a)(c)	500,000	576,180
6.25%, 02/01/41	150,000	213,143
4.80%, 07/08/44 (a)	150,000	184,690
5.15%, 05/22/45	150,000	182,267
4.75%, 10/21/45 (a)	400,000	494,979
The Huntington National Bank
2.50%, 08/07/22 (a)	250,000	252,968
3.55%, 10/06/23 (a)	250,000	264,105

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2019 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
The PNC Financial Services Group, Inc.
3.30%, 03/08/22 (a)	150,000	154,909
3.90%, 04/29/24 (a)	500,000	539,099
2.60%, 07/23/26 (a)	100,000	102,196
3.45%, 04/23/29 (a)	150,000	162,647
The Toronto-Dominion Bank
2.50%, 12/14/20	650,000	654,457
2.55%, 01/25/21	750,000	756,732
3.25%, 06/11/21	150,000	153,519
3.63%, 09/15/31 (a)(c)	300,000	313,336
US Bancorp
2.35%, 01/29/21 (a)	250,000	251,396
2.63%, 01/24/22 (a)	500,000	508,459
3.70%, 01/30/24 (a)	500,000	535,605
3.38%, 02/05/24 (a)	150,000	158,840
2.40%, 07/30/24 (a)	200,000	203,926
3.15%, 04/27/27 (a)	800,000	857,854
US Bank NA
2.05%, 10/23/20 (a)	250,000	250,434
2.65%, 05/23/22 (a)	250,000	254,915
2.85%, 01/23/23 (a)	250,000	257,664
Wachovia Corp.
5.50%, 08/01/35	330,000	416,413
Wells Fargo & Co.
2.55%, 12/07/20	400,000	402,356
3.00%, 01/22/21	250,000	253,471
2.50%, 03/04/21	250,000	251,562
4.60%, 04/01/21	150,000	155,937
2.10%, 07/26/21	724,000	724,809
3.50%, 03/08/22	250,000	258,897
2.63%, 07/22/22	500,000	508,615
3.07%, 01/24/23 (a)	500,000	511,556
3.45%, 02/13/23	443,000	460,491
4.48%, 01/16/24	150,000	162,699
3.75%, 01/24/24 (a)	250,000	266,377
3.30%, 09/09/24	674,000	709,326
3.00%, 02/19/25	150,000	155,533
3.55%, 09/29/25	250,000	266,178
3.00%, 04/22/26	250,000	259,046
4.10%, 06/03/26	200,000	216,751
3.00%, 10/23/26	450,000	468,037
3.20%, 06/17/27 (a)(c)	250,000	260,606
4.30%, 07/22/27	380,000	421,124
3.58%, 05/22/28 (a)(c)	500,000	536,476
4.15%, 01/24/29 (a)	500,000	560,731
5.38%, 02/07/35	400,000	524,073
5.38%, 11/02/43	400,000	528,759
4.65%, 11/04/44	250,000	300,687
3.90%, 05/01/45	480,000	562,484
4.90%, 11/17/45	150,000	186,873
4.40%, 06/14/46	150,000	174,378
4.75%, 12/07/46	500,000	613,455
Wells Fargo Bank NA
2.60%, 01/15/21	250,000	251,918
3.55%, 08/14/23 (a)	750,000	792,674
Westpac Banking Corp.
2.60%, 11/23/20	474,000	477,643
2.00%, 08/19/21	300,000	300,420
3.65%, 05/15/23	500,000	529,785
3.35%, 03/08/27	150,000	162,730
3.40%, 01/25/28	500,000	546,697
4.32%, 11/23/31 (a)(c)	100,000	106,475
4.11%, 07/24/34 (a)(c)	250,000	263,789
4.42%, 07/24/39	150,000	168,397
		165,213,066
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Brokerage/Asset Managers/Exchanges 0.2%
Ameriprise Financial, Inc.
3.00%, 03/22/22	150,000	153,311
4.00%, 10/15/23	250,000	268,834
BlackRock, Inc.
3.50%, 03/18/24	424,000	456,996
3.25%, 04/30/29 (a)	150,000	162,556
Brookfield Asset Management, Inc.
4.00%, 01/15/25 (a)	150,000	159,369
Brookfield Finance, Inc.
4.00%, 04/01/24 (a)	150,000	160,096
4.25%, 06/02/26 (a)	100,000	107,989
3.90%, 01/25/28 (a)	250,000	264,556
4.85%, 03/29/29 (a)	150,000	170,269
4.70%, 09/20/47 (a)	100,000	113,209
CME Group, Inc.
3.00%, 03/15/25 (a)	500,000	526,935
5.30%, 09/15/43 (a)	200,000	278,280
E*TRADE Financial Corp.
3.80%, 08/24/27 (a)	150,000	158,711
Intercontinental Exchange, Inc.
2.75%, 12/01/20 (a)	250,000	252,200
3.75%, 12/01/25 (a)	100,000	108,827
3.75%, 09/21/28 (a)	400,000	445,360
4.25%, 09/21/48 (a)	150,000	184,302
Invesco Finance PLC
3.75%, 01/15/26	230,000	247,609
Jefferies Group LLC
5.13%, 01/20/23	150,000	161,849
Jefferies Group LLC/Jefferies Group Capital Finance, Inc.
4.85%, 01/15/27	650,000	695,843
Lazard Group LLC
4.50%, 09/19/28 (a)	150,000	165,551
4.38%, 03/11/29 (a)	150,000	165,047
Legg Mason, Inc.
4.75%, 03/15/26	250,000	275,905
5.63%, 01/15/44	75,000	85,347
Nasdaq, Inc.
3.85%, 06/30/26 (a)	150,000	162,849
Raymond James Financial, Inc.
4.95%, 07/15/46	150,000	183,845
Stifel Financial Corp.
4.25%, 07/18/24	100,000	105,933
TD Ameritrade Holding Corp.
2.95%, 04/01/22 (a)	150,000	153,648
3.75%, 04/01/24 (a)	100,000	107,027
3.63%, 04/01/25 (a)	150,000	160,619
		6,642,872
Finance Companies 0.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
4.63%, 10/30/20	500,000	512,241
5.00%, 10/01/21	250,000	262,216
4.13%, 07/03/23 (a)	150,000	159,206
4.88%, 01/16/24 (a)	150,000	163,000
3.50%, 01/15/25 (a)	150,000	153,722
4.45%, 10/01/25 (a)	150,000	160,991
3.65%, 07/21/27 (a)	250,000	256,648
Air Lease Corp.
3.38%, 06/01/21 (a)	600,000	610,257
3.75%, 02/01/22 (a)	150,000	154,585
4.25%, 09/15/24 (a)	150,000	161,333

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2019 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.75%, 06/01/26 (a)	150,000	157,240
3.63%, 04/01/27 (a)	250,000	260,215
Aircastle Ltd.
5.13%, 03/15/21	150,000	155,563
4.40%, 09/25/23 (a)	150,000	158,594
4.13%, 05/01/24 (a)	100,000	104,541
4.25%, 06/15/26 (a)	100,000	103,142
GATX Corp.
3.25%, 09/15/26 (a)	200,000	205,886
3.50%, 03/15/28 (a)	150,000	156,960
4.70%, 04/01/29 (a)	150,000	171,683
GE Capital International Funding Co.
2.34%, 11/15/20	550,000	546,413
3.37%, 11/15/25	300,000	304,138
4.42%, 11/15/35	1,655,000	1,685,564
International Lease Finance Corp.
4.63%, 04/15/21	330,000	340,795
8.63%, 01/15/22	150,000	170,968
		7,115,901
Financial Other 0.0%
ORIX Corp.
3.25%, 12/04/24	200,000	208,991
3.70%, 07/18/27	100,000	108,201
		317,192
Insurance 1.2%
Aetna, Inc.
2.75%, 11/15/22 (a)	100,000	101,408
2.80%, 06/15/23 (a)	250,000	254,122
3.50%, 11/15/24 (a)	100,000	104,549
6.75%, 12/15/37	150,000	203,304
4.13%, 11/15/42 (a)	100,000	103,676
4.75%, 03/15/44 (a)	250,000	279,060
Aflac, Inc.
3.63%, 06/15/23	200,000	211,656
3.63%, 11/15/24	100,000	106,956
4.75%, 01/15/49 (a)	100,000	125,841
American Financial Group, Inc.
3.50%, 08/15/26 (a)	250,000	260,025
American International Group, Inc.
6.40%, 12/15/20	150,000	158,109
3.30%, 03/01/21 (a)	150,000	152,549
4.88%, 06/01/22	250,000	267,997
3.88%, 01/15/35 (a)	328,000	348,632
6.25%, 05/01/36	280,000	374,119
4.50%, 07/16/44 (a)	395,000	451,892
5.75%, 04/01/48 (a)(c)	100,000	105,912
4.38%, 01/15/55 (a)	250,000	272,700
Anthem, Inc.
3.70%, 08/15/21 (a)	150,000	153,971
3.13%, 05/15/22	150,000	153,708
3.30%, 01/15/23	330,000	341,179
3.50%, 08/15/24 (a)	195,000	204,588
3.65%, 12/01/27 (a)	150,000	159,373
4.10%, 03/01/28 (a)	150,000	163,652
6.38%, 06/15/37	250,000	339,229
4.65%, 08/15/44 (a)	600,000	691,931
Aon Corp.
4.50%, 12/15/28 (a)	150,000	171,914
Aon PLC
3.50%, 06/14/24 (a)	750,000	793,799
4.60%, 06/14/44 (a)	150,000	176,056
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Arch Capital Group US, Inc.
5.14%, 11/01/43	185,000	235,615
Assurant, Inc.
4.20%, 09/27/23 (a)	250,000	261,544
6.75%, 02/15/34	17,000	21,396
Athene Holding Ltd.
4.13%, 01/12/28 (a)	150,000	153,560
AXA Equitable Holdings, Inc.
3.90%, 04/20/23 (a)	150,000	157,626
4.35%, 04/20/28 (a)	250,000	268,575
5.00%, 04/20/48 (a)	200,000	218,456
AXIS Specialty Finance LLC
3.90%, 07/15/29 (a)	100,000	105,713
Berkshire Hathaway Finance Corp.
4.30%, 05/15/43	650,000	779,226
4.20%, 08/15/48 (a)	250,000	300,725
4.25%, 01/15/49 (a)	100,000	121,553
Berkshire Hathaway, Inc.
3.40%, 01/31/22	250,000	259,977
2.75%, 03/15/23 (a)	630,000	650,497
Brighthouse Financial, Inc.
3.70%, 06/22/27 (a)	250,000	246,971
4.70%, 06/22/47 (a)	150,000	135,285
Brown & Brown, Inc.
4.20%, 09/15/24 (a)	100,000	106,815
Chubb INA Holdings, Inc.
2.30%, 11/03/20 (a)	100,000	100,410
2.70%, 03/13/23	300,000	307,332
3.35%, 05/03/26 (a)	300,000	322,081
4.15%, 03/13/43	400,000	489,443
4.35%, 11/03/45 (a)	150,000	189,587
Cigna Holding Co.
4.00%, 02/15/22 (a)	195,000	202,937
3.05%, 10/15/27 (a)	150,000	153,292
3.88%, 10/15/47 (a)	150,000	153,974
CNA Financial Corp.
4.50%, 03/01/26 (a)	150,000	165,379
3.45%, 08/15/27 (a)	300,000	313,508
CNO Financial Group, Inc.
5.25%, 05/30/29 (a)	150,000	166,125
Enstar Group Ltd.
4.95%, 06/01/29 (a)	100,000	106,003
Fairfax Financial Holdings Ltd.
4.85%, 04/17/28 (a)	100,000	109,150
Globe Life, Inc.
4.55%, 09/15/28 (a)	100,000	113,173
Humana, Inc.
3.85%, 10/01/24 (a)	156,000	164,760
3.95%, 03/15/27 (a)	300,000	321,253
3.13%, 08/15/29 (a)	150,000	151,828
3.95%, 08/15/49 (a)	150,000	157,249
Lincoln National Corp.
3.63%, 12/12/26 (a)	150,000	159,777
3.80%, 03/01/28 (a)	250,000	268,860
3.05%, 01/15/30 (a)	100,000	101,530
7.00%, 06/15/40	100,000	145,809
Loews Corp.
4.13%, 05/15/43 (a)	100,000	112,562
Manulife Financial Corp.
4.06%, 02/24/32 (a)(c)	500,000	526,447
Markel Corp.
3.50%, 11/01/27 (a)	150,000	155,436
4.30%, 11/01/47 (a)	150,000	163,523

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2019 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Marsh & McLennan Cos., Inc.
3.50%, 06/03/24 (a)	500,000	528,242
3.50%, 03/10/25 (a)	200,000	213,064
4.38%, 03/15/29 (a)	350,000	402,283
4.75%, 03/15/39 (a)	150,000	188,052
4.90%, 03/15/49 (a)	150,000	194,578
MetLife, Inc.
4.37%, 09/15/23	250,000	272,914
3.60%, 11/13/25 (a)	800,000	869,353
5.70%, 06/15/35	150,000	205,913
6.40%, 12/15/36 (a)	330,000	385,574
5.88%, 02/06/41	150,000	209,200
4.13%, 08/13/42	100,000	114,907
4.88%, 11/13/43	150,000	190,548
4.05%, 03/01/45	150,000	171,991
Old Republic International Corp.
3.88%, 08/26/26 (a)	150,000	159,643
PartnerRe Finance B LLC
3.70%, 07/02/29 (a)	100,000	106,144
Principal Financial Group, Inc.
4.30%, 11/15/46 (a)	237,000	275,498
Prudential Financial, Inc.
4.50%, 11/16/21	328,000	346,164
3.50%, 05/15/24	200,000	213,577
6.63%, 12/01/37	350,000	505,396
5.88%, 09/15/42 (a)(c)	150,000	160,780
5.63%, 06/15/43 (a)(c)	330,000	354,243
4.60%, 05/15/44 (b)	300,000	370,655
3.91%, 12/07/47 (a)	100,000	111,482
3.94%, 12/07/49 (a)	100,000	111,566
4.35%, 02/25/50 (a)	150,000	179,334
Reinsurance Group of America, Inc.
3.90%, 05/15/29 (a)	300,000	322,875
RenaissanceRe Holdings Ltd.
3.60%, 04/15/29 (a)	150,000	159,512
The Allstate Corp.
3.15%, 06/15/23	100,000	104,412
3.28%, 12/15/26 (a)	150,000	162,172
5.55%, 05/09/35	150,000	197,968
4.20%, 12/15/46 (a)	100,000	121,555
3.85%, 08/10/49 (a)	150,000	173,868
5.75%, 08/15/53 (a)(c)	340,000	362,617
The Hartford Financial Services Group, Inc.
2.80%, 08/19/29 (a)	150,000	152,542
6.10%, 10/01/41	230,000	316,962
The Progressive Corp.
2.45%, 01/15/27	250,000	254,583
6.25%, 12/01/32	150,000	208,980
4.20%, 03/15/48 (a)	250,000	304,774
The Travelers Cos., Inc.
6.75%, 06/20/36	150,000	225,089
5.35%, 11/01/40	100,000	136,498
4.00%, 05/30/47 (a)	500,000	590,641
Transatlantic Holdings, Inc.
8.00%, 11/30/39	100,000	151,010
UnitedHealth Group, Inc.
2.88%, 12/15/21	150,000	153,089
3.35%, 07/15/22	650,000	675,094
2.75%, 02/15/23 (a)	195,000	199,575
3.50%, 02/15/24	150,000	159,258
3.75%, 07/15/25	530,000	576,972
3.38%, 04/15/27	250,000	268,933
3.85%, 06/15/28	250,000	278,385
3.88%, 12/15/28	150,000	168,491
4.63%, 07/15/35	200,000	245,935
Security Rate, Maturity Date	Face Amount ($)	Value ($)
5.80%, 03/15/36	393,000	541,693
6.88%, 02/15/38	250,000	377,545
3.50%, 08/15/39 (a)	150,000	160,388
4.25%, 03/15/43 (a)	100,000	115,918
4.75%, 07/15/45	150,000	187,495
4.20%, 01/15/47 (a)	150,000	175,982
3.75%, 10/15/47 (a)	300,000	328,734
4.25%, 06/15/48 (a)	250,000	293,961
4.45%, 12/15/48 (a)	250,000	303,878
3.88%, 08/15/59 (a)	150,000	166,505
Unum Group
4.00%, 03/15/24	200,000	212,554
4.00%, 06/15/29 (a)	150,000	157,093
Voya Financial, Inc.
5.70%, 07/15/43	150,000	195,793
4.70%, 01/23/48 (a)(c)	100,000	93,373
Willis North America, Inc.
4.50%, 09/15/28 (a)	250,000	281,370
Willis Towers Watson PLC
5.75%, 03/15/21	150,000	157,767
XLIT Ltd.
4.45%, 03/31/25	250,000	273,394
5.25%, 12/15/43	180,000	239,228
		34,352,431
REITs 0.7%
Alexandria Real Estate Equities, Inc.
3.90%, 06/15/23 (a)	150,000	159,545
3.45%, 04/30/25 (a)	150,000	157,948
4.50%, 07/30/29 (a)	150,000	172,303
3.38%, 08/15/31 (a)	100,000	105,934
4.85%, 04/15/49 (a)	100,000	125,475
American Campus Communities Operating Partnership LP
4.13%, 07/01/24 (a)	150,000	161,754
AvalonBay Communities, Inc.
3.50%, 11/15/24 (a)	250,000	267,154
2.90%, 10/15/26 (a)	250,000	260,126
3.30%, 06/01/29 (a)	100,000	107,642
3.90%, 10/15/46 (a)	150,000	173,287
Boston Properties LP
3.85%, 02/01/23 (a)	500,000	527,738
3.13%, 09/01/23 (a)	250,000	259,539
3.80%, 02/01/24 (a)	195,000	207,472
3.65%, 02/01/26 (a)	150,000	159,824
4.50%, 12/01/28 (a)	150,000	173,384
2.90%, 03/15/30 (a)	100,000	101,314
Brixmor Operating Partnership LP
3.85%, 02/01/25 (a)	150,000	157,744
4.13%, 06/15/26 (a)	150,000	159,984
4.13%, 05/15/29 (a)	250,000	270,610
Camden Property Trust
3.15%, 07/01/29 (a)	150,000	158,945
Corporate Office Properties LP
3.70%, 06/15/21 (a)	150,000	152,061
CubeSmart LP
4.38%, 02/15/29 (a)	100,000	110,776
Digital Realty Trust LP
3.70%, 08/15/27 (a)	150,000	159,973
4.45%, 07/15/28 (a)	150,000	167,684
3.60%, 07/01/29 (a)	150,000	158,602
Duke Realty LP
4.38%, 06/15/22 (a)	263,000	277,890
3.25%, 06/30/26 (a)	230,000	240,458

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2019 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
EPR Properties
4.95%, 04/15/28 (a)	250,000	274,726
ERP Operating LP
4.63%, 12/15/21 (a)	195,000	205,293
3.38%, 06/01/25 (a)	100,000	106,853
2.85%, 11/01/26 (a)	150,000	155,625
4.50%, 07/01/44 (a)	150,000	185,547
4.00%, 08/01/47 (a)	100,000	116,277
Essex Portfolio LP
3.50%, 04/01/25 (a)	330,000	347,454
4.00%, 03/01/29 (a)	150,000	166,015
3.00%, 01/15/30 (a)	100,000	102,732
Federal Realty Investment Trust
3.25%, 07/15/27 (a)	100,000	105,715
4.50%, 12/01/44 (a)	100,000	121,623
HCP, Inc.
4.25%, 11/15/23 (a)	235,000	252,634
3.40%, 02/01/25 (a)	200,000	208,912
3.25%, 07/15/26 (a)	150,000	155,290
3.50%, 07/15/29 (a)	150,000	158,605
Healthcare Trust of America Holdings LP
2.95%, 07/01/22 (a)	245,000	249,481
Hospitality Properties Trust
5.00%, 08/15/22 (a)	250,000	262,758
3.95%, 01/15/28 (a)	250,000	243,483
Host Hotels & Resorts LP
4.00%, 06/15/25 (a)	330,000	349,429
Hudson Pacific Properties LP
4.65%, 04/01/29 (a)	100,000	112,461
Kilroy Realty LP
4.75%, 12/15/28 (a)	100,000	114,312
4.25%, 08/15/29 (a)	195,000	215,112
Kimco Realty Corp.
3.40%, 11/01/22 (a)	545,000	564,658
3.30%, 02/01/25 (a)	250,000	259,636
4.25%, 04/01/45 (a)	250,000	273,042
Liberty Property LP
4.40%, 02/15/24 (a)	150,000	162,708
4.38%, 02/01/29 (a)	150,000	168,527
Mid-America Apartments LP
4.20%, 06/15/28 (a)	150,000	167,722
3.95%, 03/15/29 (a)	100,000	110,449
National Retail Properties, Inc.
4.30%, 10/15/28 (a)	250,000	280,775
Office Properties Income Trust
4.00%, 07/15/22 (a)	150,000	153,321
4.25%, 05/15/24 (a)	150,000	153,093
Omega Healthcare Investors, Inc.
4.95%, 04/01/24 (a)	496,000	534,299
Piedmont Operating Partnership LP
3.40%, 06/01/23 (a)	100,000	101,552
ProLogis LP
4.25%, 08/15/23 (a)	659,000	713,284
Public Storage
3.39%, 05/01/29 (a)	150,000	163,499
Realty Income Corp.
4.65%, 08/01/23 (a)	100,000	109,226
3.00%, 01/15/27 (a)	330,000	343,717
4.65%, 03/15/47 (a)	150,000	191,705
Regency Centers LP
4.13%, 03/15/28 (a)	150,000	165,563
4.40%, 02/01/47 (a)	100,000	117,057
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Simon Property Group LP
4.38%, 03/01/21 (a)	330,000	339,676
2.35%, 01/30/22 (a)	1,000,000	1,009,471
6.75%, 02/01/40 (a)	250,000	377,711
4.25%, 11/30/46 (a)	150,000	180,730
SITE Centers Corp.
3.63%, 02/01/25 (a)	150,000	154,852
UDR, Inc.
2.95%, 09/01/26 (a)	150,000	154,338
3.50%, 01/15/28 (a)	250,000	266,697
Ventas Realty LP
2.65%, 01/15/25 (a)	300,000	303,921
3.85%, 04/01/27 (a)	250,000	268,267
4.40%, 01/15/29 (a)	500,000	562,143
VEREIT Operating Partnership LP
4.60%, 02/06/24 (a)	200,000	216,220
3.95%, 08/15/27 (a)	150,000	160,844
Vornado Realty LP
3.50%, 01/15/25 (a)	250,000	258,810
Welltower, Inc.
3.75%, 03/15/23 (a)	150,000	157,968
4.00%, 06/01/25 (a)	150,000	161,216
4.25%, 04/01/26 (a)	500,000	546,271
4.13%, 03/15/29 (a)	250,000	275,960
4.95%, 09/01/48 (a)	100,000	123,897
WP Carey, Inc.
4.25%, 10/01/26 (a)	150,000	161,954
		19,760,282
		233,401,744

Industrial 15.2%
Basic Industry 0.8%
Airgas, Inc.
3.65%, 07/15/24 (a)	195,000	207,716
Albemarle Corp.
5.45%, 12/01/44 (a)	150,000	170,335
ArcelorMittal
5.50%, 03/01/21 (e)(f)	150,000	156,542
6.25%, 02/25/22 (e)(f)	200,000	217,137
3.60%, 07/16/24	350,000	355,428
6.13%, 06/01/25	150,000	168,969
7.00%, 10/15/39	150,000	179,734
Barrick North America Finance LLC
5.70%, 05/30/41	100,000	129,630
5.75%, 05/01/43	150,000	202,028
Barrick PD Australia Finance Pty Ltd.
5.95%, 10/15/39	250,000	332,706
BHP Billiton Finance (USA) Ltd.
3.25%, 11/21/21	150,000	154,018
2.88%, 02/24/22	150,000	153,458
4.13%, 02/24/42	95,000	112,851
5.00%, 09/30/43	400,000	529,160
Cabot Corp.
4.00%, 07/01/29 (a)	150,000	158,065
Celanese US Holdings LLC
3.50%, 05/08/24 (a)	100,000	104,210
Celulosa Arauco y Constitucion S.A.
4.50%, 08/01/24 (a)	200,000	212,502
3.88%, 11/02/27 (a)	200,000	205,950
Domtar Corp.
4.40%, 04/01/22 (a)	150,000	156,587

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2019 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
DuPont de Nemours, Inc.
3.77%, 11/15/20	400,000	408,356
4.21%, 11/15/23 (a)	300,000	323,327
4.49%, 11/15/25 (a)	250,000	277,739
4.73%, 11/15/28 (a)	300,000	347,109
5.32%, 11/15/38 (a)	150,000	185,060
5.42%, 11/15/48 (a)	250,000	322,398
Eastman Chemical Co.
3.80%, 03/15/25 (a)	150,000	157,612
4.80%, 09/01/42 (a)	250,000	277,004
Ecolab, Inc.
4.35%, 12/08/21	122,000	128,308
2.38%, 08/10/22 (a)	150,000	151,604
3.25%, 12/01/27 (a)	150,000	162,851
5.50%, 12/08/41	150,000	204,549
Fibria Overseas Finance Ltd.
4.00%, 01/14/25 (a)	100,000	102,500
5.50%, 01/17/27	100,000	108,250
Georgia-Pacific LLC
7.75%, 11/15/29	150,000	219,108
Huntsman International LLC
5.13%, 11/15/22 (a)	150,000	160,340
4.50%, 05/01/29 (a)	100,000	106,587
International Flavors & Fragrances, Inc.
4.45%, 09/26/28 (a)	100,000	110,793
5.00%, 09/26/48 (a)	150,000	169,331
International Paper Co.
4.75%, 02/15/22 (a)	100,000	105,737
3.65%, 06/15/24 (a)	200,000	212,313
3.00%, 02/15/27 (a)	150,000	153,533
5.00%, 09/15/35 (a)	250,000	294,628
4.80%, 06/15/44 (a)	100,000	109,812
4.40%, 08/15/47 (a)	500,000	533,861
Kinross Gold Corp.
5.13%, 09/01/21 (a)	150,000	155,813
LYB International Finance BV
4.00%, 07/15/23	150,000	159,789
4.88%, 03/15/44 (a)	250,000	277,298
LYB International Finance II BV
3.50%, 03/02/27 (a)	250,000	258,304
LyondellBasell Industries N.V.
6.00%, 11/15/21 (a)	250,000	267,791
4.63%, 02/26/55 (a)	100,000	105,627
Newmont Goldcorp Corp.
3.50%, 03/15/22 (a)	150,000	154,016
3.70%, 03/15/23 (a)	100,000	104,242
4.88%, 03/15/42 (a)	330,000	398,036
5.45%, 06/09/44 (a)	100,000	129,126
Nucor Corp.
3.95%, 05/01/28 (a)	250,000	278,721
5.20%, 08/01/43 (a)	200,000	255,632
Nutrien Ltd.
3.15%, 10/01/22 (a)	195,000	199,115
3.38%, 03/15/25 (a)	180,000	188,107
6.13%, 01/15/41 (a)	195,000	248,233
5.25%, 01/15/45 (a)	150,000	180,482
5.00%, 04/01/49 (a)	100,000	119,513
Packaging Corp. of America
4.50%, 11/01/23 (a)	250,000	269,362
PPG Industries, Inc.
3.20%, 03/15/23 (a)	100,000	103,712
2.80%, 08/15/29 (a)	100,000	101,427
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Praxair, Inc.
3.00%, 09/01/21	195,000	199,192
2.65%, 02/05/25 (a)	250,000	258,274
3.20%, 01/30/26 (a)	150,000	160,131
Rio Tinto Finance (USA) Ltd.
3.75%, 06/15/25 (a)	150,000	162,639
7.13%, 07/15/28	100,000	137,385
5.20%, 11/02/40	250,000	329,718
Rio Tinto Finance (USA) PLC
4.13%, 08/21/42 (a)	200,000	238,466
Rohm & Haas Co.
7.85%, 07/15/29	250,000	340,924
RPM International, Inc.
4.55%, 03/01/29 (a)	100,000	109,275
4.25%, 01/15/48 (a)	150,000	148,708
Sasol Financing International Ltd.
4.50%, 11/14/22	200,000	205,646
SASOL Financing USA LLC
5.88%, 03/27/24 (a)	200,000	215,490
Southern Copper Corp.
3.88%, 04/23/25	250,000	262,608
5.25%, 11/08/42	250,000	289,405
5.88%, 04/23/45	250,000	311,238
Suzano Austria GmbH
6.00%, 01/15/29 (a)	200,000	222,240
5.00%, 01/15/30 (a)	200,000	206,350
Teck Resources Ltd.
6.00%, 08/15/40 (a)	200,000	221,249
5.20%, 03/01/42 (a)	150,000	152,695
The Dow Chemical Co.
4.13%, 11/15/21 (a)	150,000	155,748
3.50%, 10/01/24 (a)	150,000	157,357
3.63%, 05/15/26 (a)(g)	150,000	157,857
7.38%, 11/01/29	274,000	366,494
4.25%, 10/01/34 (a)	250,000	273,865
4.38%, 11/15/42 (a)	150,000	158,187
5.55%, 11/30/48 (a)(g)	150,000	185,909
4.80%, 05/15/49 (a)(g)	100,000	113,443
The Mosaic Co.
3.25%, 11/15/22 (a)	300,000	307,642
4.05%, 11/15/27 (a)	250,000	261,028
5.63%, 11/15/43 (a)	100,000	111,274
The Sherwin-Williams Co.
2.75%, 06/01/22 (a)	135,000	137,137
3.45%, 06/01/27 (a)	250,000	264,757
4.00%, 12/15/42 (a)	100,000	106,053
4.50%, 06/01/47 (a)	150,000	170,955
Vale Overseas Ltd.
4.38%, 01/11/22	131,000	136,076
6.25%, 08/10/26	250,000	289,188
8.25%, 01/17/34	100,000	135,750
6.88%, 11/21/36	250,000	314,062
6.88%, 11/10/39	150,000	189,939
Vale S.A.
5.63%, 09/11/42	100,000	112,376
Westlake Chemical Corp.
3.60%, 08/15/26 (a)	100,000	103,941
4.38%, 11/15/47 (a)	100,000	99,972
WestRock MWV LLC
7.95%, 02/15/31	150,000	210,652
Weyerhaeuser Co.
4.70%, 03/15/21 (a)	150,000	154,652
7.38%, 03/15/32	250,000	356,036

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2019 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
WRKCo, Inc.
3.75%, 03/15/25 (a)	300,000	317,021
4.65%, 03/15/26 (a)	150,000	165,907
4.90%, 03/15/29 (a)	100,000	114,295
		22,993,288
Capital Goods 1.3%
3M Co.
1.63%, 09/19/21 (a)	150,000	149,542
2.00%, 06/26/22	263,000	265,307
3.25%, 02/14/24 (a)	250,000	264,221
2.88%, 10/15/27 (a)	250,000	263,491
3.38%, 03/01/29 (a)	350,000	379,681
3.13%, 09/19/46 (a)	100,000	99,611
4.00%, 09/14/48 (a)	250,000	286,380
3.25%, 08/26/49 (a)	100,000	101,433
ABB Finance USA, Inc.
2.88%, 05/08/22	250,000	256,234
3.80%, 04/03/28 (a)	150,000	169,027
4.38%, 05/08/42	100,000	125,679
Allegion US Holding Co., Inc.
3.20%, 10/01/24 (a)	500,000	510,645
Carlisle Cos., Inc.
3.75%, 12/01/27 (a)	150,000	158,566
Caterpillar Financial Services Corp.
1.85%, 09/04/20	250,000	250,036
1.70%, 08/09/21	330,000	328,529
3.15%, 09/07/21	100,000	102,643
2.85%, 05/17/24	100,000	103,762
3.25%, 12/01/24	100,000	105,971
2.40%, 08/09/26	362,000	370,542
Caterpillar, Inc.
3.90%, 05/27/21	250,000	259,152
2.60%, 06/26/22 (a)	200,000	203,935
3.40%, 05/15/24 (a)	135,000	143,812
3.80%, 08/15/42	500,000	578,704
CNH Industrial Capital LLC
4.38%, 11/06/20	200,000	204,474
4.20%, 01/15/24	200,000	211,179
Crane Co.
4.45%, 12/15/23 (a)	100,000	106,317
Deere & Co.
5.38%, 10/16/29	362,000	457,912
Dover Corp.
3.15%, 11/15/25 (a)	150,000	154,233
Eaton Corp.
3.10%, 09/15/27 (a)	150,000	157,742
4.00%, 11/02/32	296,000	340,954
4.15%, 11/02/42	150,000	170,299
Embraer Netherlands Finance BV
5.05%, 06/15/25	300,000	328,690
Emerson Electric Co.
2.63%, 12/01/21 (a)	150,000	152,650
5.25%, 11/15/39	100,000	132,338
Fortive Corp.
2.35%, 06/15/21 (a)	195,000	195,048
4.30%, 06/15/46 (a)	180,000	197,809
General Dynamics Corp.
2.25%, 11/15/22 (a)	300,000	303,721
1.88%, 08/15/23 (a)	250,000	249,891
2.38%, 11/15/24 (a)	250,000	255,531
3.75%, 05/15/28 (a)	400,000	451,281
Security Rate, Maturity Date	Face Amount ($)	Value ($)
General Electric Co.
4.63%, 01/07/21	150,000	153,431
4.65%, 10/17/21	250,000	259,007
3.15%, 09/07/22 (b)	400,000	402,378
2.70%, 10/09/22	330,000	327,974
3.10%, 01/09/23	250,000	250,904
3.45%, 05/15/24 (a)	224,000	227,498
5.55%, 01/05/26	100,000	110,911
6.75%, 03/15/32	400,000	490,782
5.88%, 01/14/38	370,000	427,853
6.88%, 01/10/39	250,000	318,996
4.13%, 10/09/42	430,000	412,953
4.50%, 03/11/44	100,000	101,223
Honeywell International, Inc.
1.85%, 11/01/21 (a)	330,000	329,709
2.30%, 08/15/24 (a)	100,000	102,226
2.50%, 11/01/26 (a)	400,000	411,755
2.70%, 08/15/29 (a)	150,000	157,341
3.81%, 11/21/47 (a)	150,000	177,030
Hubbell, Inc.
3.50%, 02/15/28 (a)	100,000	104,404
Huntington Ingalls Industries, Inc.
3.48%, 12/01/27 (a)	100,000	105,580
Illinois Tool Works, Inc.
3.50%, 03/01/24 (a)	150,000	158,901
2.65%, 11/15/26 (a)	100,000	104,143
3.90%, 09/01/42 (a)	300,000	358,485
Ingersoll-Rand Global Holding Co., Ltd.
2.90%, 02/21/21	250,000	252,618
3.75%, 08/21/28 (a)	100,000	108,602
5.75%, 06/15/43	100,000	133,117
4.30%, 02/21/48 (a)	150,000	169,759
John Deere Capital Corp.
2.55%, 01/08/21	150,000	151,235
2.80%, 03/04/21	250,000	253,029
3.13%, 09/10/21	150,000	153,714
2.75%, 03/15/22	250,000	255,496
2.15%, 09/08/22	500,000	503,944
2.80%, 03/06/23	200,000	205,933
2.60%, 03/07/24	150,000	153,975
2.65%, 06/10/26	200,000	207,832
3.05%, 01/06/28	250,000	265,996
2.80%, 07/18/29	150,000	156,059
Johnson Controls International PLC
3.63%, 07/02/24 (a)	195,000	205,521
4.63%, 07/02/44 (a)	195,000	217,750
5.13%, 09/14/45 (a)	19,000	22,727
4.95%, 07/02/64 (a)	100,000	108,519
L3Harris Technologies, Inc.
4.95%, 02/15/21 (a)	273,000	281,515
3.85%, 06/15/23 (a)	100,000	105,727
4.40%, 06/15/28 (a)(g)	150,000	169,822
6.15%, 12/15/40	195,000	272,962
5.05%, 04/27/45 (a)	100,000	127,713
Leggett & Platt, Inc.
3.80%, 11/15/24 (a)	100,000	103,029
3.50%, 11/15/27 (a)	100,000	102,222
Lockheed Martin Corp.
2.50%, 11/23/20 (a)	300,000	301,676
3.35%, 09/15/21	150,000	154,091
3.10%, 01/15/23 (a)	250,000	259,611
3.55%, 01/15/26 (a)	100,000	108,537
4.50%, 05/15/36 (a)	150,000	182,162
4.09%, 09/15/52 (a)	638,000	770,540

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2019 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Martin Marietta Materials, Inc.
4.25%, 07/02/24 (a)	100,000	107,374
4.25%, 12/15/47 (a)	100,000	102,360
Masco Corp.
4.50%, 05/15/47 (a)	150,000	155,937
Northrop Grumman Corp.
2.08%, 10/15/20	350,000	350,290
3.50%, 03/15/21	250,000	255,442
3.25%, 01/15/28 (a)	350,000	372,029
5.05%, 11/15/40	400,000	498,992
4.75%, 06/01/43	150,000	185,655
4.03%, 10/15/47 (a)	150,000	174,114
Owens Corning
4.20%, 12/01/24 (a)	150,000	159,157
3.95%, 08/15/29 (a)	350,000	362,643
4.30%, 07/15/47 (a)	100,000	91,691
Parker-Hannifin Corp.
3.30%, 11/21/24 (a)	250,000	263,049
3.25%, 06/14/29 (a)	150,000	157,876
4.45%, 11/21/44 (a)	100,000	117,921
4.10%, 03/01/47 (a)	100,000	113,167
4.00%, 06/14/49 (a)	150,000	166,891
Precision Castparts Corp.
2.50%, 01/15/23 (a)	250,000	255,132
3.25%, 06/15/25 (a)	100,000	105,427
Raytheon Co.
2.50%, 12/15/22 (a)	150,000	152,033
3.15%, 12/15/24 (a)	250,000	263,996
4.88%, 10/15/40	150,000	193,418
Republic Services, Inc.
3.55%, 06/01/22 (a)	250,000	258,909
4.75%, 05/15/23 (a)	150,000	163,279
2.50%, 08/15/24 (a)	300,000	305,170
2.90%, 07/01/26 (a)	200,000	208,109
3.38%, 11/15/27 (a)	150,000	160,858
Rockwell Automation, Inc.
4.20%, 03/01/49 (a)	100,000	123,389
Rockwell Collins, Inc.
2.80%, 03/15/22 (a)	150,000	152,651
3.20%, 03/15/24 (a)	255,000	265,122
3.50%, 03/15/27 (a)	150,000	161,427
4.35%, 04/15/47 (a)	150,000	177,291
Roper Technologies, Inc.
3.85%, 12/15/25 (a)	250,000	269,746
3.80%, 12/15/26 (a)	250,000	271,156
2.95%, 09/15/29 (a)	100,000	101,628
Sonoco Products Co.
5.75%, 11/01/40 (a)	150,000	188,973
Spirit AeroSystems, Inc.
4.60%, 06/15/28 (a)	150,000	164,933
Stanley Black & Decker, Inc.
2.90%, 11/01/22	250,000	256,414
4.25%, 11/15/28 (a)	150,000	173,468
5.20%, 09/01/40	100,000	127,930
Textron, Inc.
3.38%, 03/01/28 (a)	200,000	207,412
The Boeing Co.
2.30%, 08/01/21	150,000	151,052
2.13%, 03/01/22 (a)	150,000	150,679
2.80%, 03/01/23 (a)	250,000	256,292
2.80%, 03/01/27 (a)	400,000	413,036
3.45%, 11/01/28 (a)	150,000	162,715
3.20%, 03/01/29 (a)	150,000	159,836
2.95%, 02/01/30 (a)	150,000	156,576
Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.60%, 05/01/34 (a)	100,000	110,701
3.25%, 02/01/35 (a)	150,000	159,588
3.50%, 03/01/39 (a)	150,000	161,070
3.65%, 03/01/47 (a)	250,000	271,887
3.90%, 05/01/49 (a)	100,000	112,405
3.75%, 02/01/50 (a)	175,000	194,997
3.95%, 08/01/59 (a)	150,000	169,914
The Timken Co.
4.50%, 12/15/28 (a)	100,000	108,379
United Technologies Corp.
1.95%, 11/01/21 (a)	195,000	194,944
2.30%, 05/04/22 (a)	150,000	151,356
3.10%, 06/01/22	400,000	412,919
3.65%, 08/16/23 (a)	250,000	265,484
2.80%, 05/04/24 (a)	250,000	257,763
3.95%, 08/16/25 (a)	500,000	549,582
2.65%, 11/01/26 (a)	150,000	155,395
6.05%, 06/01/36	500,000	679,477
6.13%, 07/15/38	750,000	1,055,917
4.50%, 06/01/42	100,000	120,894
4.15%, 05/15/45 (a)	100,000	115,926
4.63%, 11/16/48 (a)	150,000	189,655
Valmont Industries, Inc.
5.00%, 10/01/44 (a)	100,000	108,030
Vulcan Materials Co.
4.50%, 06/15/47 (a)	150,000	162,741
Wabtec Corp.
4.95%, 09/15/28 (a)(e)(f)	250,000	279,246
Waste Connections, Inc.
3.50%, 05/01/29 (a)	100,000	107,526
Waste Management, Inc.
2.90%, 09/15/22 (a)	150,000	153,894
3.13%, 03/01/25 (a)	500,000	525,697
3.20%, 06/15/26 (a)	100,000	106,546
4.10%, 03/01/45 (a)	462,000	545,257
WW Grainger, Inc.
4.20%, 05/15/47 (a)	200,000	229,351
Xylem, Inc.
4.88%, 10/01/21	350,000	369,083
		39,324,158
Communications 2.2%
Activision Blizzard, Inc.
2.60%, 06/15/22 (a)	350,000	353,990
3.40%, 09/15/26 (a)	200,000	211,013
America Movil, S.A.B. de CV
3.13%, 07/16/22	200,000	205,657
6.13%, 03/30/40	530,000	740,276
4.38%, 04/22/49 (a)	200,000	237,320
American Tower Corp.
3.30%, 02/15/21 (a)	400,000	406,389
5.90%, 11/01/21	150,000	161,600
3.00%, 06/15/23	150,000	154,056
5.00%, 02/15/24	350,000	388,765
3.38%, 10/15/26 (a)	150,000	157,128
3.13%, 01/15/27 (a)	230,000	237,975
3.95%, 03/15/29 (a)	100,000	109,098
3.80%, 08/15/29 (a)	250,000	270,322
AT&T, Inc.
4.60%, 02/15/21 (a)	250,000	257,492
2.80%, 02/17/21 (a)	250,000	252,178
3.88%, 08/15/21	250,000	258,691
3.00%, 06/30/22 (a)	600,000	613,637
3.80%, 03/01/24 (a)	500,000	531,985
4.45%, 04/01/24 (a)	150,000	163,306

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2019 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.55%, 06/01/24 (a)	350,000	368,204
3.95%, 01/15/25 (a)	300,000	322,517
3.40%, 05/15/25 (a)	480,000	503,334
3.88%, 01/15/26 (a)	650,000	695,021
4.13%, 02/17/26 (a)	100,000	108,749
3.80%, 02/15/27 (a)	150,000	160,369
4.10%, 02/15/28 (a)	577,000	631,130
4.35%, 03/01/29 (a)	200,000	223,303
4.30%, 02/15/30 (a)	447,000	497,249
4.50%, 05/15/35 (a)	250,000	278,564
5.25%, 03/01/37 (a)	600,000	712,178
4.90%, 08/15/37 (a)	250,000	287,414
4.85%, 03/01/39 (a)	250,000	287,930
6.10%, 07/15/40	150,000	191,082
6.00%, 08/15/40 (a)	250,000	313,971
5.35%, 09/01/40	150,000	178,964
6.38%, 03/01/41	100,000	130,882
5.55%, 08/15/41	150,000	181,586
5.15%, 03/15/42	200,000	233,281
4.30%, 12/15/42 (a)	250,000	263,596
5.35%, 12/15/43	150,000	174,225
4.65%, 06/01/44 (a)	150,000	163,352
4.80%, 06/15/44 (a)	300,000	335,700
4.35%, 06/15/45 (a)	300,000	319,672
4.85%, 07/15/45 (a)	300,000	344,727
4.75%, 05/15/46 (a)	500,000	559,324
5.15%, 11/15/46 (a)	250,000	294,441
5.65%, 02/15/47 (a)	150,000	188,214
5.45%, 03/01/47 (a)	250,000	305,700
4.50%, 03/09/48 (a)	574,000	630,165
4.55%, 03/09/49 (a)	300,000	328,459
5.15%, 02/15/50 (a)	400,000	475,348
5.70%, 03/01/57 (a)	100,000	126,803
Bell Canada, Inc.
4.46%, 04/01/48 (a)	150,000	180,597
4.30%, 07/29/49 (a)	100,000	117,908
British Telecommunications PLC
5.13%, 12/04/28 (a)	250,000	289,647
9.63%, 12/15/30 (e)(f)	300,000	459,690
CBS Corp.
3.70%, 08/15/24 (a)	250,000	263,995
3.50%, 01/15/25 (a)	330,000	344,229
4.20%, 06/01/29 (a)	150,000	165,618
7.88%, 07/30/30	50,000	70,824
4.90%, 08/15/44 (a)	195,000	227,136
4.60%, 01/15/45 (a)	180,000	203,800
Charter Communications Operating LLC/Charter Communications Operating Capital
4.46%, 07/23/22 (a)	350,000	369,465
4.50%, 02/01/24 (a)	250,000	268,984
4.91%, 07/23/25 (a)	550,000	608,220
3.75%, 02/15/28 (a)	200,000	206,873
4.20%, 03/15/28 (a)	250,000	266,236
5.05%, 03/30/29 (a)	300,000	339,331
6.38%, 10/23/35 (a)	230,000	281,075
5.38%, 04/01/38 (a)	150,000	169,410
6.48%, 10/23/45 (a)	500,000	618,952
5.38%, 05/01/47 (a)	200,000	222,399
5.75%, 04/01/48 (a)	250,000	291,560
5.13%, 07/01/49 (a)	150,000	164,429
Comcast Corp.
3.30%, 10/01/20	250,000	253,678
3.45%, 10/01/21	400,000	412,226
3.13%, 07/15/22	350,000	362,599
2.75%, 03/01/23 (a)	250,000	256,962
3.00%, 02/01/24 (a)	150,000	156,059
3.60%, 03/01/24	100,000	106,666
Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.70%, 04/15/24 (a)	200,000	214,297
3.38%, 02/15/25 (a)	200,000	211,867
3.95%, 10/15/25 (a)	250,000	274,236
3.15%, 03/01/26 (a)	150,000	158,325
3.30%, 02/01/27 (a)	500,000	532,616
3.15%, 02/15/28 (a)	150,000	158,140
4.15%, 10/15/28 (a)	500,000	567,825
4.25%, 10/15/30 (a)	250,000	290,450
7.05%, 03/15/33	500,000	727,492
4.20%, 08/15/34 (a)	250,000	294,285
4.40%, 08/15/35 (a)	150,000	176,983
6.50%, 11/15/35	195,000	276,698
6.95%, 08/15/37	150,000	223,619
3.90%, 03/01/38 (a)	250,000	280,671
4.60%, 10/15/38 (a)	500,000	606,007
6.40%, 03/01/40	150,000	212,720
4.65%, 07/15/42	100,000	122,199
4.50%, 01/15/43	200,000	237,855
4.60%, 08/15/45 (a)	300,000	362,533
3.40%, 07/15/46 (a)	200,000	208,407
3.97%, 11/01/47 (a)	350,000	395,357
4.00%, 03/01/48 (a)	250,000	283,566
4.70%, 10/15/48 (a)	500,000	627,390
4.00%, 11/01/49 (a)	250,000	283,163
4.05%, 11/01/52 (a)	150,000	171,854
4.95%, 10/15/58 (a)	250,000	326,107
Crown Castle International Corp.
2.25%, 09/01/21 (a)	250,000	250,076
4.88%, 04/15/22	330,000	352,194
5.25%, 01/15/23	350,000	383,130
3.15%, 07/15/23 (a)	150,000	155,018
4.45%, 02/15/26 (a)	195,000	215,446
4.75%, 05/15/47 (a)	250,000	296,042
Deutsche Telekom International Finance BV
8.75%, 06/15/30 (e)(f)	450,000	671,834
Discovery Communications LLC
3.50%, 06/15/22 (a)	250,000	257,402
4.90%, 03/11/26 (a)	100,000	110,890
3.95%, 03/20/28 (a)	250,000	262,652
5.00%, 09/20/37 (a)	250,000	276,169
6.35%, 06/01/40	250,000	310,328
4.88%, 04/01/43	150,000	159,864
5.30%, 05/15/49 (a)	150,000	171,429
Electronic Arts, Inc.
3.70%, 03/01/21 (a)	150,000	153,060
Fox Corp.
4.03%, 01/25/24 (a)(g)	150,000	160,895
4.71%, 01/25/29 (a)(g)	200,000	231,666
5.48%, 01/25/39 (a)(g)	200,000	250,779
5.58%, 01/25/49 (a)(g)	200,000	260,828
Grupo Televisa S.A.B.
6.63%, 03/18/25	200,000	234,231
5.00%, 05/13/45 (a)	300,000	326,201
5.25%, 05/24/49 (a)	200,000	222,221
Koninklijke KPN N.V.
8.38%, 10/01/30	150,000	205,866
Moody's Corp.
2.75%, 12/15/21 (a)	250,000	253,458
4.25%, 02/01/29 (a)	150,000	170,621
4.88%, 12/17/48 (a)	150,000	190,245
NBCUniversal Media LLC
4.38%, 04/01/21	445,000	461,524
2.88%, 01/15/23	200,000	205,955
4.45%, 01/15/43	230,000	270,589

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2019 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Omnicom Group, Inc./Omnicom Capital, Inc.
3.63%, 05/01/22	250,000	260,220
3.65%, 11/01/24 (a)	130,000	137,669
3.60%, 04/15/26 (a)	250,000	265,644
Orange S.A.
9.00%, 03/01/31 (b)	500,000	791,573
5.38%, 01/13/42	150,000	196,433
RELX Capital, Inc.
3.13%, 10/15/22 (a)	150,000	153,906
4.00%, 03/18/29 (a)	150,000	165,515
Rogers Communications, Inc.
3.00%, 03/15/23 (a)	150,000	154,363
3.63%, 12/15/25 (a)	200,000	214,917
2.90%, 11/15/26 (a)	150,000	155,057
5.00%, 03/15/44 (a)	330,000	412,596
4.35%, 05/01/49 (a)	150,000	176,052
S&P Global, Inc.
4.00%, 06/15/25 (a)	500,000	550,553
TCI Communications, Inc.
7.13%, 02/15/28	230,000	305,091
Telefonica Emisiones S.A.
5.46%, 02/16/21	180,000	188,445
4.57%, 04/27/23	150,000	162,341
4.10%, 03/08/27	450,000	492,814
7.05%, 06/20/36	195,000	266,115
4.67%, 03/06/38	150,000	166,103
5.21%, 03/08/47	350,000	408,153
4.90%, 03/06/48	150,000	167,899
5.52%, 03/01/49 (a)	150,000	182,835
TELUS Corp.
3.70%, 09/15/27 (a)	200,000	215,515
4.30%, 06/15/49 (a)	100,000	116,703
The Interpublic Group of Cos., Inc.
4.20%, 04/15/24	350,000	378,514
The Walt Disney Co.
4.50%, 02/15/21 (g)	75,000	77,759
3.00%, 09/15/22 (g)	150,000	154,980
3.70%, 10/15/25 (a)(g)	200,000	217,419
6.55%, 03/15/33 (g)	500,000	717,848
6.20%, 12/15/34 (g)	150,000	212,710
6.40%, 12/15/35 (g)	230,000	333,390
6.15%, 03/01/37 (g)	150,000	215,309
6.90%, 08/15/39 (g)	150,000	233,931
4.75%, 09/15/44 (a)(g)	250,000	328,370
Thomson Reuters Corp.
4.30%, 11/23/23 (a)	150,000	160,893
5.65%, 11/23/43 (a)	150,000	178,712
Time Warner Cable LLC
4.13%, 02/15/21 (a)	200,000	204,127
4.00%, 09/01/21 (a)	150,000	153,855
6.55%, 05/01/37	100,000	121,222
7.30%, 07/01/38	150,000	192,635
6.75%, 06/15/39	150,000	184,758
5.88%, 11/15/40 (a)	474,000	540,439
5.50%, 09/01/41 (a)	150,000	164,059
4.50%, 09/15/42 (a)	200,000	198,915
TWDC Enterprises 18 Corp.
2.30%, 02/12/21	250,000	251,324
3.75%, 06/01/21	150,000	154,642
3.00%, 02/13/26	350,000	369,381
1.85%, 07/30/26	150,000	148,374
4.13%, 06/01/44	350,000	427,060
Verizon Communications, Inc.
2.95%, 03/15/22	500,000	513,347
3.13%, 03/16/22	200,000	206,025
Security Rate, Maturity Date	Face Amount ($)	Value ($)
5.15%, 09/15/23	530,000	596,023
4.15%, 03/15/24 (a)	330,000	358,246
3.50%, 11/01/24 (a)	330,000	351,948
3.38%, 02/15/25	100,000	106,191
2.63%, 08/15/26	200,000	204,592
4.13%, 03/16/27	500,000	558,280
4.33%, 09/21/28	400,000	459,488
3.88%, 02/08/29 (a)	200,000	223,118
4.02%, 12/03/29 (a)(g)	450,000	508,537
4.50%, 08/10/33	300,000	354,281
4.40%, 11/01/34 (a)	630,000	730,576
4.27%, 01/15/36	155,000	177,892
5.25%, 03/16/37	300,000	379,955
4.81%, 03/15/39	150,000	184,213
4.75%, 11/01/41	724,000	879,948
3.85%, 11/01/42 (a)	250,000	270,926
4.86%, 08/21/46	400,000	498,460
4.52%, 09/15/48	350,000	421,625
5.01%, 04/15/49	450,000	575,324
5.01%, 08/21/54	250,000	323,695
4.67%, 03/15/55	750,000	923,095
Viacom, Inc.
3.88%, 12/15/21	183,000	189,226
4.25%, 09/01/23 (a)	263,000	280,914
4.38%, 03/15/43	250,000	265,614
5.85%, 09/01/43 (a)	250,000	315,950
Vodafone Group PLC
2.50%, 09/26/22	250,000	253,271
4.13%, 05/30/25	250,000	271,538
4.38%, 05/30/28	550,000	617,439
7.88%, 02/15/30	150,000	209,472
6.15%, 02/27/37	250,000	319,835
5.00%, 05/30/38	150,000	173,956
5.25%, 05/30/48	350,000	419,454
4.88%, 06/19/49	300,000	347,824
5.13%, 06/19/59	100,000	118,451
Weibo Corp.
3.50%, 07/05/24 (a)	200,000	204,015
WPP Finance 2010
3.75%, 09/19/24	100,000	104,595
		66,424,652
Consumer Cyclical 1.8%
Advance Auto Parts, Inc.
4.50%, 01/15/22 (a)	150,000	156,503
Alibaba Group Holding Ltd.
2.80%, 06/06/23 (a)	550,000	560,608
3.40%, 12/06/27 (a)	300,000	315,269
4.50%, 11/28/34 (a)	250,000	289,791
4.00%, 12/06/37 (a)	200,000	220,992
4.20%, 12/06/47 (a)	200,000	231,119
Amazon.com, Inc.
2.50%, 11/29/22 (a)	230,000	234,654
3.80%, 12/05/24 (a)	195,000	213,008
3.15%, 08/22/27 (a)	750,000	806,477
4.80%, 12/05/34 (a)	150,000	190,732
3.88%, 08/22/37 (a)	400,000	467,318
4.95%, 12/05/44 (a)	330,000	443,158
4.05%, 08/22/47 (a)	500,000	614,270
4.25%, 08/22/57 (a)	150,000	191,294
American Honda Finance Corp.
2.65%, 02/12/21	150,000	151,346
1.70%, 09/09/21	150,000	149,408
2.90%, 02/16/24	390,000	404,664
2.40%, 06/27/24	300,000	305,477
2.30%, 09/09/26	300,000	302,881

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2019 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Aptiv Corp.
4.15%, 03/15/24 (a)	100,000	106,693
Aptiv PLC
4.35%, 03/15/29 (a)	150,000	164,255
5.40%, 03/15/49 (a)	100,000	114,243
Automatic Data Processing, Inc.
3.38%, 09/15/25 (a)	200,000	215,712
AutoNation, Inc.
3.50%, 11/15/24 (a)	250,000	255,321
AutoZone, Inc.
2.88%, 01/15/23 (a)	250,000	255,729
3.13%, 07/15/23 (a)	100,000	102,915
3.75%, 04/18/29 (a)	150,000	162,156
Best Buy Co., Inc.
5.50%, 03/15/21 (a)	100,000	104,064
4.45%, 10/01/28 (a)	100,000	109,193
Booking Holdings, Inc.
2.75%, 03/15/23 (a)	350,000	359,253
3.60%, 06/01/26 (a)	150,000	160,775
BorgWarner, Inc.
3.38%, 03/15/25 (a)	100,000	104,878
Costco Wholesale Corp.
2.15%, 05/18/21 (a)	250,000	251,589
3.00%, 05/18/27 (a)	400,000	426,902
Cummins, Inc.
4.88%, 10/01/43 (a)	150,000	191,343
D.R. Horton, Inc.
5.75%, 08/15/23 (a)	250,000	278,882
Daimler Finance North America LLC
8.50%, 01/18/31	200,000	299,530
Darden Restaurants, Inc.
3.85%, 05/01/27 (a)	100,000	106,896
Dollar General Corp.
3.25%, 04/15/23 (a)	100,000	103,667
3.88%, 04/15/27 (a)	200,000	216,122
Dollar Tree, Inc.
3.70%, 05/15/23 (a)	100,000	104,203
4.20%, 05/15/28 (a)	150,000	159,943
eBay, Inc.
3.80%, 03/09/22 (a)	100,000	103,858
2.60%, 07/15/22 (a)	195,000	197,096
2.75%, 01/30/23 (a)	300,000	305,971
4.00%, 07/15/42 (a)	150,000	148,744
Expedia Group, Inc.
4.50%, 08/15/24 (a)	150,000	163,812
3.80%, 02/15/28 (a)	200,000	212,034
Family Dollar Stores, Inc.
5.00%, 02/01/21	250,000	259,202
Ford Motor Co.
4.35%, 12/08/26 (a)	180,000	184,896
6.63%, 10/01/28	200,000	227,530
7.45%, 07/16/31	393,000	465,158
4.75%, 01/15/43	125,000	113,034
5.29%, 12/08/46 (a)	150,000	144,575
Ford Motor Credit Co., LLC
3.20%, 01/15/21	200,000	201,043
5.75%, 02/01/21	250,000	259,667
3.34%, 03/18/21	200,000	201,129
3.47%, 04/05/21	205,000	207,067
3.81%, 10/12/21	200,000	203,632
2.98%, 08/03/22 (a)	500,000	499,501
4.25%, 09/20/22	200,000	206,909
4.14%, 02/15/23 (a)	200,000	205,223
3.10%, 05/04/23	200,000	198,321
Security Rate, Maturity Date	Face Amount ($)	Value ($)
4.38%, 08/06/23	250,000	258,988
5.58%, 03/18/24 (a)	200,000	215,127
4.69%, 06/09/25 (a)	250,000	258,880
4.13%, 08/04/25	250,000	252,149
4.39%, 01/08/26	200,000	203,524
5.11%, 05/03/29 (a)	200,000	206,759
General Motors Co.
4.88%, 10/02/23	562,000	604,863
4.20%, 10/01/27 (a)	500,000	515,917
5.00%, 10/01/28 (a)	150,000	161,814
5.15%, 04/01/38 (a)	250,000	259,654
6.25%, 10/02/43	350,000	394,037
5.20%, 04/01/45	100,000	102,116
5.40%, 04/01/48 (a)	75,000	77,653
5.95%, 04/01/49 (a)	100,000	111,905
General Motors Financial Co., Inc.
2.45%, 11/06/20	150,000	149,989
3.20%, 07/06/21 (a)	250,000	253,148
4.20%, 11/06/21	150,000	155,590
3.45%, 04/10/22 (a)	500,000	510,084
3.55%, 07/08/22	350,000	358,781
3.25%, 01/05/23 (a)	250,000	254,132
3.70%, 05/09/23 (a)	412,000	422,866
4.35%, 04/09/25 (a)	150,000	157,238
5.25%, 03/01/26 (a)	450,000	492,027
3.85%, 01/05/28 (a)	350,000	352,164
GLP Capital LP/GLP Financing II, Inc.
5.38%, 11/01/23 (a)	250,000	271,828
5.38%, 04/15/26 (a)	150,000	165,024
5.30%, 01/15/29 (a)	100,000	111,578
Hyatt Hotels Corp.
3.38%, 07/15/23 (a)	200,000	207,555
IHS Markit Ltd.
4.75%, 08/01/28 (a)	150,000	169,950
4.25%, 05/01/29 (a)	150,000	162,767
Kohl's Corp.
4.25%, 07/17/25 (a)	350,000	369,035
Las Vegas Sands Corp.
3.20%, 08/08/24 (a)	250,000	255,380
3.50%, 08/18/26 (a)	150,000	153,366
3.90%, 08/08/29 (a)	150,000	154,783
Lear Corp.
3.80%, 09/15/27 (a)	200,000	201,835
4.25%, 05/15/29 (a)	100,000	103,729
Lowe's Cos., Inc.
3.12%, 04/15/22 (a)	150,000	153,834
3.88%, 09/15/23 (a)	100,000	106,494
3.38%, 09/15/25 (a)	474,000	500,384
3.10%, 05/03/27 (a)	150,000	156,811
3.65%, 04/05/29 (a)	200,000	217,434
4.65%, 04/15/42 (a)	195,000	223,865
4.38%, 09/15/45 (a)	100,000	111,684
3.70%, 04/15/46 (a)	150,000	153,337
4.05%, 05/03/47 (a)	150,000	163,178
4.55%, 04/05/49 (a)	200,000	234,561
Macy's Retail Holdings, Inc.
3.45%, 01/15/21 (a)	250,000	252,090
4.38%, 09/01/23 (a)	150,000	153,233
Magna International, Inc.
3.63%, 06/15/24 (a)	200,000	210,997
Marriott International, Inc.
2.88%, 03/01/21 (a)	100,000	100,899
3.75%, 03/15/25 (a)	330,000	348,891
3.13%, 06/15/26 (a)	150,000	153,149
4.00%, 04/15/28 (a)	100,000	108,728

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2019 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Mastercard, Inc.
2.00%, 11/21/21 (a)	250,000	251,188
2.95%, 11/21/26 (a)	250,000	265,002
2.95%, 06/01/29 (a)	150,000	160,632
3.65%, 06/01/49 (a)	250,000	290,842
McDonald's Corp.
2.63%, 01/15/22	200,000	203,299
3.38%, 05/26/25 (a)	150,000	159,757
3.70%, 01/30/26 (a)	330,000	358,351
3.50%, 03/01/27 (a)	200,000	215,952
3.80%, 04/01/28 (a)	350,000	387,975
2.63%, 09/01/29 (a)	100,000	101,209
4.70%, 12/09/35 (a)	250,000	302,308
5.70%, 02/01/39	150,000	199,972
4.88%, 12/09/45 (a)	270,000	334,634
4.45%, 09/01/48 (a)	250,000	297,433
3.63%, 09/01/49 (a)	150,000	155,879
NIKE, Inc.
3.38%, 11/01/46 (a)	350,000	381,014
Nordstrom, Inc.
4.00%, 03/15/27 (a)	296,000	301,950
5.00%, 01/15/44 (a)	100,000	97,269
O'Reilly Automotive, Inc.
3.80%, 09/01/22 (a)	150,000	156,375
4.35%, 06/01/28 (a)	200,000	224,522
PACCAR Financial Corp.
3.15%, 08/09/21	250,000	255,587
2.65%, 05/10/22	150,000	153,065
QVC, Inc.
5.13%, 07/02/22	180,000	190,180
4.38%, 03/15/23	100,000	104,518
4.45%, 02/15/25 (a)	150,000	156,112
5.45%, 08/15/34 (a)	70,000	71,502
Royal Caribbean Cruises Ltd.
5.25%, 11/15/22	250,000	272,527
3.70%, 03/15/28 (a)	150,000	156,121
Sands China Ltd.
4.60%, 08/08/23 (a)	300,000	319,948
5.13%, 08/08/25 (a)	200,000	222,020
5.40%, 08/08/28 (a)	200,000	231,321
Starbucks Corp.
2.10%, 02/04/21 (a)	250,000	250,417
2.70%, 06/15/22 (a)	150,000	153,131
3.85%, 10/01/23 (a)	245,000	261,116
3.80%, 08/15/25 (a)	150,000	162,774
4.00%, 11/15/28 (a)	150,000	169,616
3.55%, 08/15/29 (a)	100,000	109,431
3.75%, 12/01/47 (a)	250,000	263,252
4.45%, 08/15/49 (a)	150,000	175,807
Tapestry, Inc.
4.25%, 04/01/25 (a)	150,000	155,386
Target Corp.
2.90%, 01/15/22	150,000	154,634
3.50%, 07/01/24	263,000	283,730
3.38%, 04/15/29 (a)	150,000	164,605
4.00%, 07/01/42	75,000	88,059
3.90%, 11/15/47 (a)	500,000	591,284
The Home Depot, Inc.
2.00%, 04/01/21 (a)	150,000	150,335
4.40%, 04/01/21 (a)	250,000	258,585
3.25%, 03/01/22	250,000	259,773
2.63%, 06/01/22 (a)	250,000	256,082
2.70%, 04/01/23 (a)	250,000	258,569
3.75%, 02/15/24 (a)	195,000	211,041
2.95%, 06/15/29 (a)	150,000	158,668
Security Rate, Maturity Date	Face Amount ($)	Value ($)
5.88%, 12/16/36	830,000	1,172,695
4.20%, 04/01/43 (a)	330,000	393,703
4.88%, 02/15/44 (a)	195,000	254,637
4.25%, 04/01/46 (a)	150,000	182,718
4.50%, 12/06/48 (a)	150,000	191,063
3.50%, 09/15/56 (a)	150,000	164,305
The TJX Cos., Inc.
2.50%, 05/15/23 (a)	250,000	255,617
The Western Union Co.
4.25%, 06/09/23 (a)	250,000	264,564
Toyota Motor Corp.
3.67%, 07/20/28	150,000	168,374
Toyota Motor Credit Corp.
4.25%, 01/11/21	150,000	154,628
1.90%, 04/08/21	250,000	250,143
2.95%, 04/13/21	250,000	254,409
2.75%, 05/17/21	500,000	507,163
3.40%, 09/15/21	389,000	400,429
3.30%, 01/12/22	250,000	258,150
2.63%, 01/10/23	100,000	102,471
3.20%, 01/11/27	150,000	162,233
3.65%, 01/08/29	150,000	167,944
Visa, Inc.
2.15%, 09/15/22 (a)	400,000	405,859
2.80%, 12/14/22 (a)	400,000	412,836
3.15%, 12/14/25 (a)	500,000	535,934
4.15%, 12/14/35 (a)	330,000	402,225
4.30%, 12/14/45 (a)	295,000	375,097
3.65%, 09/15/47 (a)	150,000	175,144
Walgreen Co.
4.40%, 09/15/42	500,000	511,869
Walgreens Boots Alliance, Inc.
3.80%, 11/18/24 (a)	580,000	615,228
3.45%, 06/01/26 (a)	100,000	103,902
Walmart, Inc.
1.90%, 12/15/20	250,000	250,553
3.13%, 06/23/21	600,000	614,841
2.35%, 12/15/22 (a)	150,000	152,865
2.55%, 04/11/23 (a)	700,000	717,996
3.40%, 06/26/23 (a)	300,000	317,785
3.30%, 04/22/24 (a)	250,000	265,471
3.05%, 07/08/26 (a)	150,000	160,563
3.70%, 06/26/28 (a)	500,000	561,849
3.25%, 07/08/29 (a)	150,000	164,802
5.25%, 09/01/35	150,000	203,314
3.95%, 06/28/38 (a)	250,000	300,581
4.30%, 04/22/44 (a)	750,000	939,624
3.63%, 12/15/47 (a)	150,000	175,513
4.05%, 06/29/48 (a)	400,000	498,564
		53,399,859
Consumer Non-Cyclical 4.0%
Abbott Laboratories
2.90%, 11/30/21 (a)	650,000	662,994
3.40%, 11/30/23 (a)	200,000	210,872
2.95%, 03/15/25 (a)	150,000	156,217
4.75%, 11/30/36 (a)	150,000	188,223
4.90%, 11/30/46 (a)	826,000	1,105,313
AbbVie, Inc.
2.30%, 05/14/21 (a)	250,000	250,876
3.38%, 11/14/21	150,000	153,885
2.90%, 11/06/22	400,000	407,691
2.85%, 05/14/23 (a)	500,000	510,016
3.75%, 11/14/23 (a)	150,000	158,284
3.60%, 05/14/25 (a)	200,000	208,682

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2019 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.20%, 05/14/26 (a)	350,000	358,546
4.25%, 11/14/28 (a)	150,000	163,578
4.50%, 05/14/35 (a)	250,000	272,938
4.30%, 05/14/36 (a)	500,000	533,998
4.40%, 11/06/42	250,000	265,174
4.70%, 05/14/45 (a)	150,000	163,519
4.88%, 11/14/48 (a)	500,000	562,937
Ahold Finance USA LLC
6.88%, 05/01/29	75,000	97,920
Allergan Finance LLC
4.63%, 10/01/42 (a)	100,000	106,189
Allergan Funding SCS
3.45%, 03/15/22 (a)	250,000	256,878
3.85%, 06/15/24 (a)	450,000	474,930
3.80%, 03/15/25 (a)	750,000	788,319
4.85%, 06/15/44 (a)	150,000	164,742
4.75%, 03/15/45 (a)	111,000	121,320
Altria Group, Inc.
4.75%, 05/05/21	150,000	156,528
3.49%, 02/14/22 (a)	150,000	155,008
2.95%, 05/02/23	450,000	460,856
3.80%, 02/14/24 (a)	250,000	264,941
4.40%, 02/14/26 (a)	100,000	109,710
2.63%, 09/16/26 (a)	100,000	99,577
4.80%, 02/14/29 (a)	500,000	565,587
5.80%, 02/14/39 (a)	200,000	247,158
4.25%, 08/09/42	250,000	258,184
4.50%, 05/02/43	100,000	106,556
5.38%, 01/31/44	200,000	236,892
5.95%, 02/14/49 (a)	200,000	257,127
6.20%, 02/14/59 (a)	200,000	257,520
AmerisourceBergen Corp.
3.40%, 05/15/24 (a)	200,000	207,896
4.30%, 12/15/47 (a)	150,000	160,034
Amgen, Inc.
3.45%, 10/01/20	550,000	558,511
1.85%, 08/19/21 (a)	300,000	299,209
2.70%, 05/01/22 (a)	100,000	101,386
2.65%, 05/11/22 (a)	150,000	152,334
3.63%, 05/22/24 (a)	250,000	266,018
3.13%, 05/01/25 (a)	150,000	156,710
2.60%, 08/19/26 (a)	330,000	334,033
4.40%, 05/01/45 (a)	250,000	284,856
4.56%, 06/15/48 (a)	150,000	175,402
4.66%, 06/15/51 (a)	925,000	1,101,955
Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc.
3.65%, 02/01/26 (a)	300,000	322,464
4.70%, 02/01/36 (a)	555,000	646,018
4.90%, 02/01/46 (a)	1,250,000	1,492,501
Anheuser-Busch InBev Finance, Inc.
2.65%, 02/01/21 (a)	400,000	403,828
3.30%, 02/01/23 (a)	199,000	207,305
3.70%, 02/01/24	150,000	160,113
3.65%, 02/01/26 (a)	100,000	107,435
4.00%, 01/17/43	100,000	106,178
4.63%, 02/01/44	150,000	172,656
4.90%, 02/01/46 (a)	200,000	238,162
Anheuser-Busch InBev Worldwide, Inc.
2.50%, 07/15/22	250,000	253,689
3.50%, 01/12/24 (a)	300,000	318,068
4.15%, 01/23/25 (a)	300,000	328,667
4.00%, 04/13/28 (a)	650,000	720,708
4.75%, 01/23/29 (a)	550,000	642,699
4.90%, 01/23/31 (a)	250,000	299,538
4.38%, 04/15/38 (a)	150,000	170,788
8.20%, 01/15/39	150,000	241,297
Security Rate, Maturity Date	Face Amount ($)	Value ($)
5.45%, 01/23/39 (a)	300,000	383,403
4.95%, 01/15/42	100,000	120,065
3.75%, 07/15/42	100,000	103,190
4.60%, 04/15/48 (a)	300,000	349,179
4.44%, 10/06/48 (a)	250,000	284,364
5.55%, 01/23/49 (a)	500,000	657,703
4.75%, 04/15/58 (a)	250,000	293,038
5.80%, 01/23/59 (a)	300,000	409,781
Archer-Daniels-Midland Co.
3.38%, 03/15/22 (a)	150,000	155,598
2.50%, 08/11/26 (a)	350,000	359,137
4.54%, 03/26/42	100,000	123,310
4.02%, 04/16/43	100,000	115,594
3.75%, 09/15/47 (a)	200,000	227,379
Ascension Health
3.95%, 11/15/46	250,000	300,512
AstraZeneca PLC
2.38%, 11/16/20	300,000	300,874
3.50%, 08/17/23 (a)	100,000	104,806
3.38%, 11/16/25	200,000	212,241
4.00%, 01/17/29 (a)	350,000	394,131
6.45%, 09/15/37	330,000	473,700
4.00%, 09/18/42	150,000	168,847
4.38%, 08/17/48 (a)	150,000	181,952
BAT Capital Corp.
2.76%, 08/15/22 (a)	300,000	303,820
3.22%, 08/15/24 (a)	300,000	308,459
3.56%, 08/15/27 (a)	500,000	512,735
4.39%, 08/15/37 (a)	250,000	251,979
4.54%, 08/15/47 (a)	200,000	200,886
Baxalta, Inc.
5.25%, 06/23/45 (a)	99,000	130,421
Baxter International, Inc.
1.70%, 08/15/21 (a)	100,000	99,497
2.60%, 08/15/26 (a)	229,000	234,248
3.50%, 08/15/46 (a)	85,000	86,903
Baylor Scott & White Holdings
4.19%, 11/15/45 (a)	100,000	122,296
Becton Dickinson & Co.
2.89%, 06/06/22 (a)	150,000	152,527
3.36%, 06/06/24 (a)	350,000	365,538
3.73%, 12/15/24 (a)	252,000	268,291
3.70%, 06/06/27 (a)	98,000	105,050
4.69%, 12/15/44 (a)	250,000	297,690
4.67%, 06/06/47 (a)	200,000	242,215
Biogen, Inc.
2.90%, 09/15/20	350,000	352,187
3.63%, 09/15/22	150,000	156,366
4.05%, 09/15/25 (a)	150,000	162,990
5.20%, 09/15/45 (a)	250,000	301,584
Boston Scientific Corp.
3.38%, 05/15/22	150,000	154,943
3.85%, 05/15/25	375,000	405,521
4.00%, 03/01/28 (a)	150,000	165,201
4.55%, 03/01/39 (a)	150,000	180,319
4.70%, 03/01/49 (a)	200,000	248,330
Bristol-Myers Squibb Co.
2.55%, 05/14/21 (g)	250,000	253,080
2.00%, 08/01/22	200,000	200,180
2.90%, 07/26/24 (a)(g)	350,000	363,040
3.20%, 06/15/26 (a)(g)	250,000	264,331
3.25%, 02/27/27	250,000	268,253
3.40%, 07/26/29 (a)(g)	500,000	541,689
4.13%, 06/15/39 (a)(g)	400,000	467,041
4.25%, 10/26/49 (a)(g)	500,000	600,718

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2019 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Brown-Forman Corp.
4.00%, 04/15/38 (a)	150,000	174,121
Bunge Ltd. Finance Corp.
3.75%, 09/25/27 (a)	350,000	361,370
Campbell Soup Co.
3.30%, 03/19/25 (a)	250,000	256,449
4.15%, 03/15/28 (a)	500,000	540,036
Cardinal Health, Inc.
2.62%, 06/15/22 (a)	150,000	151,006
3.20%, 03/15/23	150,000	153,656
3.08%, 06/15/24 (a)	350,000	355,029
3.75%, 09/15/25 (a)	330,000	344,229
4.50%, 11/15/44 (a)	100,000	95,931
4.90%, 09/15/45 (a)	180,000	182,825
Celgene Corp.
2.25%, 08/15/21	150,000	150,237
3.25%, 02/20/23 (a)	150,000	156,033
3.88%, 08/15/25 (a)	250,000	271,323
3.45%, 11/15/27 (a)	250,000	267,861
5.25%, 08/15/43	500,000	639,214
5.00%, 08/15/45 (a)	250,000	317,482
4.55%, 02/20/48 (a)	150,000	183,408
Children's Hospital Medical Center
4.27%, 05/15/44	100,000	122,625
Church & Dwight Co., Inc.
3.95%, 08/01/47 (a)	150,000	166,087
Cigna Corp.
3.40%, 09/17/21	150,000	153,825
3.75%, 07/15/23 (a)	500,000	525,911
4.13%, 11/15/25 (a)	200,000	217,724
4.38%, 10/15/28 (a)	400,000	447,537
4.80%, 08/15/38 (a)	150,000	173,697
4.90%, 12/15/48 (a)	500,000	592,380
Coca-Cola Femsa S.A.B. de CV
3.88%, 11/26/23	150,000	159,789
Colgate-Palmolive Co.
2.25%, 11/15/22	100,000	101,373
1.95%, 02/01/23	100,000	100,938
2.10%, 05/01/23	250,000	252,555
3.70%, 08/01/47 (a)	100,000	118,736
CommonSpirit Health
2.76%, 10/01/24 (a)	100,000	101,773
4.35%, 11/01/42	150,000	163,734
4.19%, 10/01/49 (a)	250,000	267,991
Conagra Brands, Inc.
3.80%, 10/22/21	250,000	257,278
4.60%, 11/01/25 (a)	150,000	165,685
4.85%, 11/01/28 (a)	250,000	286,533
5.30%, 11/01/38 (a)	150,000	175,931
5.40%, 11/01/48 (a)	150,000	178,799
Constellation Brands, Inc.
3.75%, 05/01/21	150,000	153,485
3.20%, 02/15/23 (a)	500,000	516,160
4.40%, 11/15/25 (a)	100,000	111,025
3.50%, 05/09/27 (a)	100,000	105,483
4.50%, 05/09/47 (a)	150,000	171,430
5.25%, 11/15/48 (a)	150,000	190,478
Covidien International Finance SA
2.95%, 06/15/23 (a)	200,000	207,276
CVS Health Corp.
3.35%, 03/09/21	293,000	298,845
2.13%, 06/01/21 (a)	330,000	330,351
3.50%, 07/20/22 (a)	300,000	310,844
2.75%, 12/01/22 (a)	250,000	253,944
3.70%, 03/09/23 (a)	950,000	993,510
Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.38%, 08/12/24 (a)	580,000	602,817
2.63%, 08/15/24 (a)	150,000	151,220
4.10%, 03/25/25 (a)	400,000	428,461
3.00%, 08/15/26 (a)	200,000	202,716
4.30%, 03/25/28 (a)	650,000	709,397
3.25%, 08/15/29 (a)	250,000	254,397
4.88%, 07/20/35 (a)	500,000	571,715
4.78%, 03/25/38 (a)	600,000	672,289
5.30%, 12/05/43 (a)	250,000	295,019
5.13%, 07/20/45 (a)	400,000	465,508
5.05%, 03/25/48 (a)	1,000,000	1,166,557
Danaher Corp.
3.35%, 09/15/25 (a)	150,000	160,475
Diageo Capital PLC
2.63%, 04/29/23 (a)	50,000	51,187
3.88%, 04/29/43 (a)	100,000	115,814
Diageo Investment Corp.
2.88%, 05/11/22	350,000	359,258
8.00%, 09/15/22	150,000	176,445
4.25%, 05/11/42	150,000	180,079
Dignity Health
4.50%, 11/01/42	50,000	54,833
Edwards Lifesciences Corp.
4.30%, 06/15/28 (a)	100,000	113,642
Eli Lilly & Co.
2.35%, 05/15/22	300,000	304,427
2.75%, 06/01/25 (a)	100,000	104,146
3.38%, 03/15/29 (a)	150,000	164,870
3.88%, 03/15/39 (a)	100,000	116,495
3.70%, 03/01/45 (a)	130,000	144,853
3.95%, 05/15/47 (a)	250,000	291,626
3.95%, 03/15/49 (a)	150,000	175,989
4.15%, 03/15/59 (a)	100,000	119,985
Express Scripts Holding Co.
4.75%, 11/15/21	400,000	421,443
3.90%, 02/15/22	150,000	156,386
3.50%, 06/15/24 (a)	150,000	157,287
4.50%, 02/25/26 (a)	200,000	221,302
3.40%, 03/01/27 (a)	250,000	260,480
4.80%, 07/15/46 (a)	330,000	380,805
Fomento Economico Mexicano S.A.B. de CV
4.38%, 05/10/43	200,000	235,151
General Mills, Inc.
2.60%, 10/12/22 (a)	500,000	506,872
4.20%, 04/17/28 (a)	150,000	169,150
4.55%, 04/17/38 (a)	250,000	289,006
4.70%, 04/17/48 (a)	150,000	177,802
Gilead Sciences, Inc.
2.55%, 09/01/20	150,000	150,825
4.40%, 12/01/21 (a)	724,000	759,533
3.25%, 09/01/22 (a)	500,000	518,249
3.65%, 03/01/26 (a)	250,000	269,010
4.00%, 09/01/36 (a)	100,000	114,151
5.65%, 12/01/41 (a)	724,000	960,441
4.50%, 02/01/45 (a)	200,000	233,559
4.75%, 03/01/46 (a)	270,000	328,781
4.15%, 03/01/47 (a)	150,000	169,876
GlaxoSmithKline Capital PLC
3.13%, 05/14/21	150,000	152,742
2.85%, 05/08/22	150,000	153,597
2.88%, 06/01/22 (a)	150,000	153,441
3.00%, 06/01/24 (a)	300,000	312,416
3.38%, 06/01/29 (a)	100,000	108,969

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2019 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
GlaxoSmithKline Capital, Inc.
3.88%, 05/15/28	850,000	952,553
6.38%, 05/15/38	263,000	384,719
Hasbro, Inc.
5.10%, 05/15/44 (a)	200,000	208,428
HCA, Inc.
4.75%, 05/01/23	250,000	268,946
5.00%, 03/15/24	250,000	273,318
5.25%, 04/15/25	350,000	391,978
5.25%, 06/15/26 (a)	150,000	169,509
4.13%, 06/15/29 (a)	250,000	266,524
5.13%, 06/15/39 (a)	150,000	166,136
5.50%, 06/15/47 (a)	250,000	287,586
5.25%, 06/15/49 (a)	250,000	280,193
Indiana University Health, Inc. Obligated Group
3.97%, 11/01/48 (a)	55,000	67,367
Johnson & Johnson
2.45%, 12/05/21	100,000	101,417
2.05%, 03/01/23 (a)	300,000	303,396
3.38%, 12/05/23	500,000	532,902
2.45%, 03/01/26 (a)	100,000	103,236
4.38%, 12/05/33 (a)	150,000	182,263
3.63%, 03/03/37 (a)	1,150,000	1,296,722
3.40%, 01/15/38 (a)	150,000	164,400
3.70%, 03/01/46 (a)	330,000	382,492
Kaiser Foundation Hospitals
3.15%, 05/01/27 (a)	500,000	534,527
4.15%, 05/01/47 (a)	250,000	308,695
Kellogg Co.
2.65%, 12/01/23	500,000	509,459
4.50%, 04/01/46	100,000	112,834
Keurig Dr Pepper, Inc.
3.55%, 05/25/21	250,000	256,074
4.06%, 05/25/23 (a)	250,000	265,629
4.42%, 05/25/25 (a)	250,000	273,679
4.60%, 05/25/28 (a)	200,000	226,293
4.99%, 05/25/38 (a)	250,000	295,818
5.09%, 05/25/48 (a)	100,000	120,534
Kimberly-Clark Corp.
2.75%, 02/15/26	250,000	261,036
3.20%, 04/25/29 (a)	100,000	109,560
3.20%, 07/30/46 (a)	300,000	313,916
Koninklijke Ahold Delhaize N.V.
5.70%, 10/01/40	38,000	48,272
Koninklijke Philips N.V.
5.00%, 03/15/42	195,000	243,770
Kraft Heinz Foods Co.
3.50%, 06/06/22	535,000	547,852
3.50%, 07/15/22 (a)	250,000	255,659
4.00%, 06/15/23 (a)	150,000	155,957
3.95%, 07/15/25 (a)	200,000	207,658
4.63%, 01/30/29 (a)	150,000	161,969
6.88%, 01/26/39	600,000	734,165
5.20%, 07/15/45 (a)	330,000	348,603
4.38%, 06/01/46 (a)	330,000	317,566
Laboratory Corp. of America Holdings
3.20%, 02/01/22	100,000	102,391
3.25%, 09/01/24 (a)	100,000	104,178
3.60%, 02/01/25 (a)	150,000	157,768
3.60%, 09/01/27 (a)	150,000	160,241
4.70%, 02/01/45 (a)	150,000	170,694
Mayo Clinic
4.00%, 11/15/47	150,000	180,973
Security Rate, Maturity Date	Face Amount ($)	Value ($)
McCormick & Co., Inc.
3.15%, 08/15/24 (a)	150,000	156,454
3.40%, 08/15/27 (a)	150,000	159,047
McKesson Corp.
2.70%, 12/15/22 (a)	100,000	101,225
2.85%, 03/15/23 (a)	100,000	101,766
3.80%, 03/15/24 (a)	100,000	105,120
4.75%, 05/30/29 (a)	300,000	341,651
Mead Johnson Nutrition Co.
4.13%, 11/15/25 (a)	150,000	165,434
5.90%, 11/01/39	150,000	211,977
Medtronic, Inc.
3.15%, 03/15/22	150,000	155,210
3.50%, 03/15/25	400,000	431,996
4.38%, 03/15/35	400,000	486,726
4.63%, 03/15/45	275,000	357,853
Memorial Sloan-Kettering Cancer Center
4.20%, 07/01/55	100,000	127,567
Merck & Co., Inc.
3.88%, 01/15/21 (a)	250,000	255,737
2.35%, 02/10/22	450,000	456,778
2.40%, 09/15/22 (a)	150,000	152,417
2.80%, 05/18/23	250,000	259,183
2.75%, 02/10/25 (a)	280,000	291,616
3.40%, 03/07/29 (a)	250,000	275,407
3.70%, 02/10/45 (a)	750,000	859,709
4.00%, 03/07/49 (a)	150,000	181,951
Molson Coors Brewing Co.
2.10%, 07/15/21 (a)	318,000	317,989
3.50%, 05/01/22	195,000	201,383
5.00%, 05/01/42	100,000	111,273
4.20%, 07/15/46 (a)	330,000	337,065
Mondelez International, Inc.
3.63%, 05/07/23 (a)	250,000	263,438
3.63%, 02/13/26 (a)	200,000	215,598
Mylan, Inc.
4.20%, 11/29/23 (a)	230,000	242,010
4.55%, 04/15/28 (a)	700,000	754,083
5.20%, 04/15/48 (a)	100,000	109,536
Newell Brands, Inc.
3.85%, 04/01/23 (a)	231,000	237,966
4.20%, 04/01/26 (a)	300,000	311,495
5.38%, 04/01/36 (a)	116,000	124,378
Northwell Healthcare, Inc.
3.98%, 11/01/46 (a)	45,000	50,625
4.26%, 11/01/47 (a)	150,000	175,394
Novartis Capital Corp.
3.40%, 05/06/24	100,000	106,787
3.00%, 11/20/25 (a)	250,000	265,132
3.10%, 05/17/27 (a)	650,000	699,905
3.70%, 09/21/42	100,000	113,894
4.40%, 05/06/44	250,000	315,719
NYU Langone Hospitals
4.78%, 07/01/44	100,000	129,230
PeaceHealth Obligated Group
4.79%, 11/15/48 (a)	100,000	132,923
PepsiCo, Inc.
3.13%, 11/01/20	150,000	152,228
3.00%, 08/25/21	250,000	255,575
1.70%, 10/06/21 (a)	750,000	748,615
2.75%, 03/05/22	250,000	256,990
3.50%, 07/17/25 (a)	150,000	162,366
2.38%, 10/06/26 (a)	250,000	256,325
3.00%, 10/15/27 (a)	250,000	268,328
2.63%, 07/29/29 (a)	100,000	104,025

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2019 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
4.60%, 07/17/45 (a)	400,000	516,982
4.45%, 04/14/46 (a)	250,000	317,196
3.45%, 10/06/46 (a)	200,000	221,099
3.38%, 07/29/49 (a)	150,000	164,755
Perrigo Finance Unlimited Co.
3.90%, 12/15/24 (a)	291,000	298,734
Pfizer, Inc.
1.95%, 06/03/21	500,000	501,594
3.00%, 09/15/21	150,000	153,513
2.20%, 12/15/21	150,000	151,368
3.00%, 06/15/23	500,000	521,175
3.00%, 12/15/26	250,000	264,682
3.45%, 03/15/29 (a)	300,000	327,774
4.00%, 12/15/36	150,000	174,522
4.10%, 09/15/38 (a)	150,000	177,773
7.20%, 03/15/39	260,000	414,146
4.40%, 05/15/44	330,000	402,421
4.13%, 12/15/46	250,000	299,658
4.00%, 03/15/49 (a)	150,000	176,801
Philip Morris International, Inc.
2.90%, 11/15/21	230,000	233,856
2.38%, 08/17/22 (a)	200,000	201,833
3.25%, 11/10/24	330,000	345,481
3.38%, 08/11/25 (a)	330,000	347,303
3.13%, 03/02/28 (a)	150,000	154,438
3.38%, 08/15/29 (a)	150,000	157,365
6.38%, 05/16/38	100,000	137,350
4.38%, 11/15/41	100,000	112,232
4.50%, 03/20/42	400,000	455,217
3.88%, 08/21/42	100,000	102,879
4.13%, 03/04/43	150,000	160,495
Quest Diagnostics, Inc.
3.50%, 03/30/25 (a)	500,000	525,791
3.45%, 06/01/26 (a)	150,000	159,236
Reynolds American, Inc.
4.85%, 09/15/23	150,000	163,952
4.45%, 06/12/25 (a)	395,000	427,828
5.70%, 08/15/35 (a)	150,000	174,765
7.25%, 06/15/37	250,000	326,192
5.85%, 08/15/45 (a)	250,000	281,876
RWJ Barnabas Health, Inc.
3.95%, 07/01/46 (a)	40,000	46,567
Sanofi
4.00%, 03/29/21	250,000	258,061
3.63%, 06/19/28 (a)	250,000	280,903
Shire Acquisitions Investments Ireland DAC
2.40%, 09/23/21 (a)	500,000	501,695
2.88%, 09/23/23 (a)	500,000	511,552
3.20%, 09/23/26 (a)	435,000	452,716
Stryker Corp.
2.63%, 03/15/21 (a)	150,000	151,244
3.38%, 11/01/25 (a)	150,000	159,936
3.65%, 03/07/28 (a)	150,000	164,960
4.63%, 03/15/46 (a)	250,000	313,392
Sutter Health
4.09%, 08/15/48 (a)	65,000	77,797
Sysco Corp.
2.60%, 10/01/20 (a)	350,000	351,438
3.75%, 10/01/25 (a)	100,000	107,472
3.30%, 07/15/26 (a)	150,000	157,894
3.25%, 07/15/27 (a)	150,000	158,436
4.50%, 04/01/46 (a)	150,000	177,914
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Takeda Pharmaceutical Co., Ltd.
4.00%, 11/26/21 (a)(g)	150,000	155,480
4.40%, 11/26/23 (a)(g)	200,000	216,883
5.00%, 11/26/28 (a)(g)	250,000	296,080
The Children's Hospital Corp.
4.12%, 01/01/47 (a)	100,000	122,463
The Clorox Co.
3.50%, 12/15/24 (a)	250,000	267,426
The Coca-Cola Co.
3.15%, 11/15/20	195,000	198,115
1.55%, 09/01/21	200,000	199,881
2.20%, 05/25/22	500,000	506,110
3.20%, 11/01/23	150,000	158,818
2.88%, 10/27/25	100,000	105,437
2.25%, 09/01/26	562,000	575,446
The Estee Lauder Cos., Inc.
1.70%, 05/10/21 (a)	250,000	249,271
6.00%, 05/15/37	90,000	126,454
The Hershey Co.
3.38%, 05/15/23 (a)	250,000	262,995
The JM Smucker Co.
3.50%, 03/15/25	487,000	512,219
4.38%, 03/15/45	100,000	108,652
The Kroger Co.
2.95%, 11/01/21 (a)	250,000	254,022
2.80%, 08/01/22 (a)	250,000	254,815
2.65%, 10/15/26 (a)	150,000	150,023
4.50%, 01/15/29 (a)	300,000	339,000
5.40%, 07/15/40 (a)	200,000	226,533
4.45%, 02/01/47 (a)	150,000	157,159
4.65%, 01/15/48 (a)	150,000	161,195
The Procter & Gamble Co.
1.85%, 02/02/21	250,000	250,255
1.70%, 11/03/21	250,000	249,541
2.15%, 08/11/22	150,000	151,856
2.70%, 02/02/26	250,000	261,867
2.45%, 11/03/26	241,000	249,873
The Toledo Hospital
5.33%, 11/15/28	150,000	169,622
Thermo Fisher Scientific, Inc.
3.60%, 08/15/21 (a)	150,000	154,051
3.30%, 02/15/22	200,000	206,189
3.00%, 04/15/23 (a)	200,000	205,848
4.15%, 02/01/24 (a)	283,000	304,602
2.95%, 09/19/26 (a)	150,000	155,210
5.30%, 02/01/44 (a)	195,000	254,778
Tyson Foods, Inc.
4.50%, 06/15/22 (a)	150,000	159,251
3.90%, 09/28/23 (a)	150,000	159,667
3.95%, 08/15/24 (a)	150,000	161,789
4.00%, 03/01/26 (a)	100,000	109,060
3.55%, 06/02/27 (a)	250,000	268,516
4.35%, 03/01/29 (a)	250,000	286,294
5.15%, 08/15/44 (a)	150,000	183,203
4.55%, 06/02/47 (a)	100,000	115,302
5.10%, 09/28/48 (a)	150,000	187,055
Unilever Capital Corp.
4.25%, 02/10/21	530,000	547,235
3.00%, 03/07/22	250,000	256,954
2.00%, 07/28/26	500,000	500,758
3.50%, 03/22/28 (a)	150,000	165,469
Whirlpool Corp.
4.85%, 06/15/21	150,000	156,354
3.70%, 05/01/25	100,000	105,115
4.50%, 06/01/46 (a)	100,000	106,177

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2019 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Wyeth LLC
6.50%, 02/01/34	150,000	216,207
5.95%, 04/01/37	500,000	698,111
Zimmer Biomet Holdings, Inc.
3.15%, 04/01/22 (a)	150,000	153,198
3.70%, 03/19/23 (a)	250,000	260,906
4.45%, 08/15/45 (a)	150,000	163,410
Zoetis, Inc.
3.45%, 11/13/20 (a)	250,000	253,408
3.25%, 02/01/23 (a)	70,000	72,437
3.90%, 08/20/28 (a)	250,000	277,335
4.70%, 02/01/43 (a)	195,000	237,671
4.45%, 08/20/48 (a)	100,000	119,561
		120,014,536
Energy 2.3%
Anadarko Finance Co.
7.50%, 05/01/31	250,000	333,159
Anadarko Petroleum Corp.
4.85%, 03/15/21 (a)	200,000	206,808
6.45%, 09/15/36	150,000	188,990
7.95%, 06/15/39	150,000	209,127
6.60%, 03/15/46 (a)	150,000	198,715
Andeavor Logistics LP/Tesoro Logistics Finance Corp.
3.50%, 12/01/22 (a)	250,000	256,966
5.25%, 01/15/25 (a)	150,000	157,775
Apache Corp.
4.38%, 10/15/28 (a)	150,000	153,999
4.25%, 01/15/30 (a)	150,000	153,116
5.10%, 09/01/40 (a)	100,000	101,323
4.75%, 04/15/43 (a)	300,000	290,482
4.25%, 01/15/44 (a)	150,000	136,352
5.35%, 07/01/49 (a)	100,000	104,598
Baker Hughes a GE Co. LLC
3.20%, 08/15/21 (a)	250,000	253,459
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc.
3.34%, 12/15/27 (a)	400,000	410,541
4.08%, 12/15/47 (a)	200,000	196,021
Boardwalk Pipelines LP
4.95%, 12/15/24 (a)	350,000	376,495
BP Capital Markets America, Inc.
4.50%, 10/01/20	130,000	133,424
2.11%, 09/16/21 (a)	750,000	752,334
2.75%, 05/10/23	300,000	307,536
3.22%, 11/28/23 (a)	250,000	260,876
3.94%, 09/21/28 (a)	150,000	167,682
4.23%, 11/06/28 (a)	150,000	171,010
BP Capital Markets PLC
3.06%, 03/17/22	250,000	257,004
2.50%, 11/06/22	150,000	152,245
3.81%, 02/10/24	250,000	267,793
3.54%, 11/04/24	200,000	213,559
3.28%, 09/19/27 (a)	750,000	795,799
3.72%, 11/28/28 (a)	150,000	164,832
Buckeye Partners LP
3.95%, 12/01/26 (a)	400,000	356,366
Canadian Natural Resources Ltd.
2.95%, 01/15/23 (a)	150,000	152,428
3.90%, 02/01/25 (a)	180,000	189,813
6.45%, 06/30/33	295,000	383,724
6.25%, 03/15/38	330,000	424,254
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Cenovus Energy, Inc.
3.00%, 08/15/22 (a)	250,000	251,827
6.75%, 11/15/39	250,000	309,502
5.40%, 06/15/47 (a)	150,000	170,752
Chevron Corp.
2.10%, 05/16/21 (a)	150,000	150,709
2.36%, 12/05/22 (a)	600,000	610,897
3.19%, 06/24/23 (a)	750,000	785,672
2.95%, 05/16/26 (a)	100,000	105,828
Cimarex Energy Co.
4.38%, 06/01/24 (a)	180,000	189,907
4.38%, 03/15/29 (a)	100,000	106,361
Columbia Pipeline Group, Inc.
4.50%, 06/01/25 (a)	100,000	108,566
Concho Resources, Inc.
4.38%, 01/15/25 (a)	200,000	207,480
4.30%, 08/15/28 (a)	250,000	272,273
4.88%, 10/01/47 (a)	100,000	116,294
4.85%, 08/15/48 (a)	100,000	116,341
ConocoPhillips Co.
4.95%, 03/15/26 (a)	550,000	639,014
6.50%, 02/01/39	800,000	1,176,628
ConocoPhillips Holding Co.
6.95%, 04/15/29	100,000	137,850
Continental Resources, Inc.
5.00%, 09/15/22 (a)	200,000	201,920
4.50%, 04/15/23 (a)	250,000	259,047
4.38%, 01/15/28 (a)	250,000	256,790
Devon Energy Corp.
5.85%, 12/15/25 (a)	250,000	299,627
5.60%, 07/15/41 (a)	400,000	493,554
Dominion Energy Gas Holdings LLC
4.80%, 11/01/43 (a)	143,000	176,457
Enable Midstream Partners LP
4.95%, 05/15/28 (a)	300,000	318,645
Enbridge Energy Partners LP
4.20%, 09/15/21 (a)	145,000	149,615
5.50%, 09/15/40 (a)	180,000	217,165
7.38%, 10/15/45 (a)	100,000	150,134
Enbridge, Inc.
3.70%, 07/15/27 (a)	650,000	695,989
4.50%, 06/10/44 (a)	250,000	275,359
Encana Corp.
3.90%, 11/15/21 (a)	150,000	153,765
6.50%, 08/15/34	100,000	122,278
6.63%, 08/15/37	250,000	312,946
Energy Transfer Operating LP
4.15%, 10/01/20 (a)	500,000	507,590
4.65%, 06/01/21 (a)	250,000	259,605
3.60%, 02/01/23 (a)	150,000	154,404
5.88%, 01/15/24 (a)	250,000	279,898
4.05%, 03/15/25 (a)	150,000	158,032
4.95%, 06/15/28 (a)	150,000	167,895
5.25%, 04/15/29 (a)	150,000	171,801
4.90%, 03/15/35 (a)	230,000	241,111
5.80%, 06/15/38 (a)	150,000	174,911
6.50%, 02/01/42 (a)	125,000	152,090
5.15%, 03/15/45 (a)	250,000	265,968
6.13%, 12/15/45 (a)	265,000	315,531
6.00%, 06/15/48 (a)	150,000	179,102
6.25%, 04/15/49 (a)	250,000	309,670
Energy Transfer Partners LP/Regency Energy Finance Corp.
5.88%, 03/01/22 (a)	200,000	214,700

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2019 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Enterprise Products Operating LLC
3.50%, 02/01/22	200,000	206,870
3.35%, 03/15/23 (a)	150,000	155,836
3.90%, 02/15/24 (a)	195,000	208,693
3.75%, 02/15/25 (a)	230,000	246,714
3.70%, 02/15/26 (a)	250,000	268,814
3.95%, 02/15/27 (a)	150,000	163,915
4.15%, 10/16/28 (a)	250,000	278,319
6.13%, 10/15/39	350,000	454,890
4.85%, 08/15/42 (a)	100,000	115,247
4.85%, 03/15/44 (a)	150,000	174,878
5.10%, 02/15/45 (a)	300,000	359,616
4.90%, 05/15/46 (a)	750,000	888,292
4.20%, 01/31/50 (a)	250,000	272,763
EOG Resources, Inc.
2.63%, 03/15/23 (a)	110,000	112,473
3.90%, 04/01/35 (a)	174,000	195,829
EQM Midstream Partners LP
4.75%, 07/15/23 (a)	250,000	252,181
5.50%, 07/15/28 (a)	150,000	152,044
6.50%, 07/15/48 (a)	100,000	98,072
EQT Corp.
3.00%, 10/01/22 (a)	350,000	335,207
Exxon Mobil Corp.
2.22%, 03/01/21 (a)	491,000	494,128
2.40%, 03/06/22 (a)	150,000	152,528
2.73%, 03/01/23 (a)	350,000	361,018
2.02%, 08/16/24 (a)	350,000	353,154
2.44%, 08/16/29 (a)	200,000	204,896
3.00%, 08/16/39 (a)	150,000	154,595
3.57%, 03/06/45 (a)	330,000	367,917
4.11%, 03/01/46 (a)	250,000	303,789
3.10%, 08/16/49 (a)	150,000	155,887
Halliburton Co.
3.50%, 08/01/23 (a)	100,000	104,239
3.80%, 11/15/25 (a)	350,000	371,286
4.85%, 11/15/35 (a)	150,000	169,501
7.45%, 09/15/39	200,000	282,845
4.75%, 08/01/43 (a)	100,000	107,358
5.00%, 11/15/45 (a)	330,000	370,008
Helmerich & Payne, Inc.
4.65%, 03/15/25 (a)	330,000	359,088
Hess Corp.
5.80%, 04/01/47 (a)	500,000	578,993
HollyFrontier Corp.
5.88%, 04/01/26 (a)	250,000	278,389
Husky Energy, Inc.
4.00%, 04/15/24 (a)	300,000	317,867
4.40%, 04/15/29 (a)	100,000	106,112
Kerr-McGee Corp.
6.95%, 07/01/24	250,000	295,809
Kinder Morgan Energy Partners LP
3.50%, 03/01/21 (a)	150,000	152,329
3.95%, 09/01/22 (a)	250,000	260,959
4.30%, 05/01/24 (a)	296,000	318,025
5.80%, 03/15/35	150,000	178,332
6.95%, 01/15/38	330,000	438,688
4.70%, 11/01/42 (a)	195,000	211,047
5.40%, 09/01/44 (a)	195,000	225,316
Kinder Morgan, Inc.
3.15%, 01/15/23 (a)	150,000	154,240
4.30%, 06/01/25 (a)	195,000	211,776
7.75%, 01/15/32	150,000	210,897
5.30%, 12/01/34 (a)	250,000	291,534
Security Rate, Maturity Date	Face Amount ($)	Value ($)
5.55%, 06/01/45 (a)	330,000	396,447
5.05%, 02/15/46 (a)	200,000	225,169
Magellan Midstream Partners LP
5.15%, 10/15/43 (a)	250,000	300,387
4.85%, 02/01/49 (a)	150,000	177,012
Marathon Oil Corp.
3.85%, 06/01/25 (a)	200,000	208,273
4.40%, 07/15/27 (a)	600,000	646,618
Marathon Petroleum Corp.
5.13%, 03/01/21	150,000	156,130
4.75%, 12/15/23 (a)	150,000	163,531
3.63%, 09/15/24 (a)	230,000	241,558
3.80%, 04/01/28 (a)	100,000	103,800
4.75%, 09/15/44 (a)	150,000	161,895
5.00%, 09/15/54 (a)	250,000	269,001
MPLX LP
4.88%, 12/01/24 (a)	500,000	548,686
4.00%, 03/15/28 (a)	150,000	157,389
4.80%, 02/15/29 (a)	150,000	166,944
4.50%, 04/15/38 (a)	150,000	154,947
5.20%, 03/01/47 (a)	200,000	218,073
4.70%, 04/15/48 (a)	200,000	206,196
5.50%, 02/15/49 (a)	150,000	172,120
4.90%, 04/15/58 (a)	100,000	101,718
National Fuel Gas Co.
3.95%, 09/15/27 (a)	100,000	103,109
4.75%, 09/01/28 (a)	100,000	108,720
National Oilwell Varco, Inc.
2.60%, 12/01/22 (a)	150,000	150,173
3.95%, 12/01/42 (a)	150,000	134,838
Newfield Exploration Co.
5.75%, 01/30/22	100,000	106,945
5.63%, 07/01/24	200,000	220,343
Noble Energy, Inc.
3.85%, 01/15/28 (a)	500,000	521,900
6.00%, 03/01/41 (a)	150,000	178,076
4.95%, 08/15/47 (a)	100,000	111,381
Occidental Petroleum Corp.
2.60%, 08/13/21	350,000	352,445
3.13%, 02/15/22 (a)	150,000	152,275
2.70%, 02/15/23 (a)	250,000	250,783
2.90%, 08/15/24 (a)	350,000	353,541
3.50%, 06/15/25 (a)	250,000	257,305
3.40%, 04/15/26 (a)	200,000	203,282
3.50%, 08/15/29 (a)	200,000	203,846
4.30%, 08/15/39 (a)	100,000	104,978
4.40%, 04/15/46 (a)	430,000	439,650
4.10%, 02/15/47 (a)	100,000	99,435
4.40%, 08/15/49 (a)	100,000	104,391
ONEOK Partners LP
4.90%, 03/15/25 (a)	150,000	164,074
6.65%, 10/01/36	250,000	316,292
ONEOK, Inc.
4.25%, 02/01/22 (a)	150,000	155,907
4.55%, 07/15/28 (a)	250,000	273,184
3.40%, 09/01/29 (a)	150,000	150,885
5.20%, 07/15/48 (a)	250,000	281,804
4.45%, 09/01/49 (a)	150,000	153,056
Phillips 66
3.90%, 03/15/28 (a)	250,000	271,942
4.65%, 11/15/34 (a)	150,000	174,234
4.88%, 11/15/44 (a)	350,000	419,702
Phillips 66 Partners LP
3.61%, 02/15/25 (a)	330,000	344,292
4.90%, 10/01/46 (a)	100,000	113,725

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2019 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Pioneer Natural Resources Co.
3.95%, 07/15/22 (a)	150,000	156,681
Plains All American Pipeline LP/PAA Finance Corp.
5.00%, 02/01/21 (a)	250,000	256,923
2.85%, 01/31/23 (a)	250,000	251,297
4.50%, 12/15/26 (a)	330,000	354,033
6.65%, 01/15/37	250,000	301,671
5.15%, 06/01/42 (a)	100,000	104,358
Sabine Pass Liquefaction LLC
5.63%, 02/01/21 (a)	500,000	517,450
5.75%, 05/15/24 (a)	380,000	424,554
5.00%, 03/15/27 (a)	500,000	552,531
4.20%, 03/15/28 (a)	150,000	159,403
Schlumberger Investment S.A.
3.65%, 12/01/23 (a)	200,000	211,540
Shell International Finance BV
2.25%, 11/10/20	150,000	150,735
1.88%, 05/10/21	250,000	250,146
1.75%, 09/12/21	250,000	249,676
2.25%, 01/06/23	250,000	253,609
3.50%, 11/13/23 (a)	250,000	266,173
3.25%, 05/11/25	330,000	351,051
2.88%, 05/10/26	150,000	157,265
2.50%, 09/12/26	150,000	154,442
3.88%, 11/13/28 (a)	250,000	283,895
6.38%, 12/15/38	500,000	740,922
3.63%, 08/21/42	330,000	363,989
4.38%, 05/11/45	330,000	404,766
4.00%, 05/10/46	330,000	388,231
3.75%, 09/12/46	200,000	228,206
Spectra Energy Partners LP
4.75%, 03/15/24 (a)	150,000	164,405
Suncor Energy, Inc.
3.60%, 12/01/24 (a)	200,000	210,944
5.35%, 07/15/33	100,000	124,583
6.80%, 05/15/38	100,000	143,007
6.50%, 06/15/38	500,000	704,010
Sunoco Logistics Partners Operations LP
4.25%, 04/01/24 (a)	750,000	792,518
5.40%, 10/01/47 (a)	500,000	558,357
TC PipeLines LP
4.38%, 03/13/25 (a)	150,000	159,732
Tennessee Gas Pipeline Co., LLC
7.00%, 10/15/28	400,000	512,462
The Williams Cos., Inc.
3.60%, 03/15/22 (a)	195,000	200,836
3.70%, 01/15/23 (a)	150,000	155,693
4.50%, 11/15/23 (a)	250,000	269,295
4.30%, 03/04/24 (a)	850,000	907,718
7.50%, 01/15/31	150,000	199,827
8.75%, 03/15/32	250,000	364,843
6.30%, 04/15/40	500,000	631,397
4.85%, 03/01/48 (a)	150,000	164,300
Total Capital International S.A.
2.75%, 06/19/21	250,000	253,442
2.88%, 02/17/22	350,000	358,490
3.75%, 04/10/24	100,000	107,694
2.43%, 01/10/25 (a)	150,000	153,201
3.46%, 02/19/29 (a)	100,000	109,761
2.83%, 01/10/30 (a)	200,000	207,393
3.46%, 07/12/49 (a)	200,000	216,362
Total Capital S.A.
4.25%, 12/15/21	200,000	210,283
3.88%, 10/11/28	150,000	169,697
Security Rate, Maturity Date	Face Amount ($)	Value ($)
TransCanada PipeLines Ltd.
2.50%, 08/01/22	250,000	252,187
4.88%, 01/15/26 (a)	200,000	226,255
4.25%, 05/15/28 (a)	400,000	446,419
5.60%, 03/31/34	100,000	125,326
5.00%, 10/16/43 (a)	750,000	884,545
5.10%, 03/15/49 (a)	150,000	183,442
Valero Energy Corp.
3.40%, 09/15/26 (a)	500,000	517,920
4.00%, 04/01/29 (a)	150,000	160,154
4.90%, 03/15/45	230,000	264,905
Valero Energy Partners LP
4.50%, 03/15/28 (a)	150,000	165,300
Western Midstream Operating LP
4.00%, 07/01/22 (a)	150,000	152,875
3.95%, 06/01/25 (a)	330,000	327,502
4.50%, 03/01/28 (a)	150,000	149,844
5.50%, 08/15/48 (a)	100,000	93,530
		66,739,716
Industrial Other 0.1%
Cintas Corp. No 2
3.25%, 06/01/22 (a)	100,000	102,980
3.70%, 04/01/27 (a)	500,000	549,632
Fluor Corp.
3.50%, 12/15/24 (a)	500,000	505,987
Massachusetts Institute of Technology
5.60%, 07/01/11	150,000	263,121
President & Fellows of Harvard College
3.30%, 07/15/56 (a)	100,000	113,048
Steelcase, Inc.
5.13%, 01/18/29 (a)	100,000	114,064
The George Washington University
4.13%, 09/15/48 (a)	150,000	185,405
The Leland Stanford Junior University
3.65%, 05/01/48 (a)	100,000	119,681
University of Southern California
3.03%, 10/01/39	100,000	107,064
3.84%, 10/01/47 (a)	150,000	183,109
William Marsh Rice University
3.57%, 05/15/45	200,000	228,986
		2,473,077
Technology 2.1%
Adobe, Inc.
3.25%, 02/01/25 (a)	250,000	264,962
Agilent Technologies, Inc.
3.88%, 07/15/23 (a)	250,000	263,928
Alphabet, Inc.
3.38%, 02/25/24	445,000	475,798
2.00%, 08/15/26 (a)	200,000	201,730
Analog Devices, Inc.
3.13%, 12/05/23 (a)	500,000	516,115
3.50%, 12/05/26 (a)	100,000	105,472
Apple, Inc.
2.00%, 11/13/20	150,000	150,457
2.25%, 02/23/21 (a)	550,000	553,221
2.85%, 05/06/21	480,000	488,300
1.55%, 08/04/21 (a)	250,000	248,842
2.15%, 02/09/22	100,000	100,905
2.30%, 05/11/22 (a)	150,000	152,077
2.70%, 05/13/22	850,000	870,707
2.40%, 01/13/23 (a)	250,000	255,170

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2019 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.40%, 05/03/23	580,000	592,622
3.00%, 02/09/24 (a)	250,000	261,538
2.50%, 02/09/25	539,000	554,722
3.20%, 05/13/25	250,000	266,682
3.25%, 02/23/26 (a)	80,000	85,711
2.45%, 08/04/26 (a)	150,000	153,586
3.35%, 02/09/27 (a)	600,000	648,946
3.20%, 05/11/27 (a)	150,000	160,813
3.00%, 06/20/27 (a)	300,000	318,452
2.90%, 09/12/27 (a)	500,000	525,823
3.85%, 05/04/43	480,000	548,633
4.45%, 05/06/44	150,000	186,154
3.45%, 02/09/45	250,000	270,897
4.65%, 02/23/46 (a)	500,000	639,092
4.25%, 02/09/47 (a)	195,000	237,063
3.75%, 09/12/47 (a)	250,000	284,622
3.75%, 11/13/47 (a)	500,000	573,548
Applied Materials, Inc.
3.90%, 10/01/25 (a)	250,000	274,447
3.30%, 04/01/27 (a)	150,000	161,722
5.10%, 10/01/35 (a)	150,000	193,712
4.35%, 04/01/47 (a)	150,000	184,038
Arrow Electronics, Inc.
3.25%, 09/08/24 (a)	250,000	253,390
Autodesk, Inc.
4.38%, 06/15/25 (a)	200,000	215,682
Avnet, Inc.
4.88%, 12/01/22	100,000	106,715
Baidu, Inc.
3.88%, 09/29/23 (a)	200,000	210,089
4.13%, 06/30/25	500,000	533,896
Broadcom Corp./Broadcom Cayman Finance Ltd.
3.00%, 01/15/22 (a)	400,000	403,590
2.65%, 01/15/23 (a)	150,000	149,834
3.63%, 01/15/24 (a)	250,000	255,275
3.13%, 01/15/25 (a)	500,000	494,118
3.88%, 01/15/27 (a)	550,000	550,750
3.50%, 01/15/28 (a)	250,000	242,521
Broadcom, Inc.
3.13%, 04/15/21 (g)	350,000	353,730
3.13%, 10/15/22 (g)	300,000	303,995
4.25%, 04/15/26 (a)(g)	250,000	257,230
4.75%, 04/15/29 (a)(g)	350,000	368,972
Broadridge Financial Solutions, Inc.
3.40%, 06/27/26 (a)	100,000	104,617
Cisco Systems, Inc.
2.20%, 02/28/21	300,000	302,062
2.20%, 09/20/23 (a)	150,000	152,354
3.50%, 06/15/25	762,000	828,269
2.95%, 02/28/26	200,000	212,829
5.50%, 01/15/40	450,000	632,031
Citrix Systems, Inc.
4.50%, 12/01/27 (a)	100,000	107,844
Corning, Inc.
5.35%, 11/15/48 (a)	250,000	329,529
4.38%, 11/15/57 (a)	100,000	104,607
Dell International LLC/EMC Corp.
4.42%, 06/15/21 (a)(g)	450,000	464,226
5.45%, 06/15/23 (a)(g)	500,000	543,715
6.02%, 06/15/26 (a)(g)	530,000	598,491
4.90%, 10/01/26 (a)(g)	150,000	160,445
5.30%, 10/01/29 (a)(g)	250,000	271,121
8.10%, 07/15/36 (a)(g)	250,000	317,357
8.35%, 07/15/46 (a)(g)	270,000	355,095
Security Rate, Maturity Date	Face Amount ($)	Value ($)
DXC Technology Co.
4.75%, 04/15/27 (a)	100,000	106,616
Equinix, Inc.
5.38%, 01/01/22 (a)	200,000	205,500
5.88%, 01/15/26 (a)	200,000	213,250
5.38%, 05/15/27 (a)	150,000	162,424
Fidelity National Information Services, Inc.
3.63%, 10/15/20 (a)	150,000	152,269
3.50%, 04/15/23 (a)	150,000	156,493
5.00%, 10/15/25 (a)	92,000	105,220
3.00%, 08/15/26 (a)	200,000	207,423
4.25%, 05/15/28 (a)	250,000	282,123
4.75%, 05/15/48 (a)	150,000	184,904
Fiserv, Inc.
4.75%, 06/15/21	150,000	156,660
2.75%, 07/01/24 (a)	250,000	255,683
3.85%, 06/01/25 (a)	100,000	107,708
3.20%, 07/01/26 (a)	250,000	261,970
4.20%, 10/01/28 (a)	250,000	281,098
3.50%, 07/01/29 (a)	400,000	424,645
4.40%, 07/01/49 (a)	250,000	288,930
Flex Ltd.
4.75%, 06/15/25 (a)	200,000	214,727
Global Payments, Inc.
3.20%, 08/15/29 (a)	100,000	102,721
4.15%, 08/15/49 (a)	100,000	105,859
Hewlett Packard Enterprise Co.
3.60%, 10/15/20 (a)	500,000	507,340
4.40%, 10/15/22 (a)	350,000	371,012
4.90%, 10/15/25 (a)	150,000	166,214
6.35%, 10/15/45 (a)	262,000	304,327
HP, Inc.
4.05%, 09/15/22	400,000	422,539
6.00%, 09/15/41	150,000	168,381
IBM Credit LLC
2.65%, 02/05/21	150,000	151,477
Intel Corp.
1.70%, 05/19/21 (a)	250,000	249,383
3.30%, 10/01/21	263,000	270,518
2.70%, 12/15/22	150,000	154,502
2.88%, 05/11/24 (a)	600,000	626,818
3.70%, 07/29/25 (a)	550,000	600,427
4.00%, 12/15/32	150,000	178,789
4.80%, 10/01/41	195,000	249,865
4.10%, 05/19/46 (a)	550,000	655,209
International Business Machines Corp.
2.25%, 02/19/21	330,000	331,367
2.50%, 01/27/22	150,000	152,014
2.85%, 05/13/22	350,000	358,306
3.38%, 08/01/23	200,000	210,079
3.63%, 02/12/24	200,000	213,259
3.00%, 05/15/24	350,000	364,373
3.45%, 02/19/26	300,000	322,256
3.30%, 05/15/26	650,000	689,552
3.30%, 01/27/27	500,000	528,825
6.22%, 08/01/27	230,000	289,777
3.50%, 05/15/29	550,000	597,238
5.60%, 11/30/39	150,000	202,310
4.70%, 02/19/46	250,000	309,503
4.25%, 05/15/49	400,000	467,181
Jabil, Inc.
4.70%, 09/15/22	200,000	210,284
Juniper Networks, Inc.
4.50%, 03/15/24	300,000	326,516

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2019 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Keysight Technologies, Inc.
4.60%, 04/06/27 (a)	150,000	165,266
KLA Corp.
4.65%, 11/01/24 (a)	230,000	254,062
5.00%, 03/15/49 (a)	100,000	123,414
Lam Research Corp.
2.80%, 06/15/21 (a)	100,000	101,157
3.80%, 03/15/25 (a)	330,000	353,545
4.00%, 03/15/29 (a)	150,000	166,602
4.88%, 03/15/49 (a)	100,000	123,021
Maxim Integrated Products, Inc.
3.45%, 06/15/27 (a)	100,000	102,487
Microchip Technology, Inc.
4.33%, 06/01/23 (a)	200,000	210,941
Micron Technology, Inc.
4.98%, 02/06/26 (a)	250,000	269,505
4.19%, 02/15/27 (a)	150,000	154,862
4.66%, 02/15/30 (a)	150,000	156,354
Microsoft Corp.
2.00%, 11/03/20 (a)	350,000	350,852
4.00%, 02/08/21	150,000	154,984
1.55%, 08/08/21 (a)	850,000	847,706
2.40%, 02/06/22 (a)	250,000	254,381
2.38%, 02/12/22 (a)	300,000	304,994
2.65%, 11/03/22 (a)	150,000	154,369
2.00%, 08/08/23 (a)	500,000	506,604
2.88%, 02/06/24 (a)	250,000	261,899
2.70%, 02/12/25 (a)	250,000	261,270
3.13%, 11/03/25 (a)	330,000	353,703
3.30%, 02/06/27 (a)	250,000	273,330
3.50%, 02/12/35 (a)	250,000	282,026
3.45%, 08/08/36 (a)	500,000	562,533
4.10%, 02/06/37 (a)	300,000	362,801
4.50%, 10/01/40	750,000	962,790
3.75%, 05/01/43 (a)	150,000	175,214
3.75%, 02/12/45 (a)	350,000	411,965
4.45%, 11/03/45 (a)	200,000	260,381
3.70%, 08/08/46 (a)	1,124,000	1,323,564
4.25%, 02/06/47 (a)	100,000	127,858
4.00%, 02/12/55 (a)	250,000	308,812
3.95%, 08/08/56 (a)	250,000	307,207
4.50%, 02/06/57 (a)	250,000	335,611
Motorola Solutions, Inc.
3.75%, 05/15/22	85,000	87,949
3.50%, 03/01/23	180,000	185,392
4.60%, 02/23/28 (a)	150,000	162,726
4.60%, 05/23/29 (a)	150,000	164,894
NetApp, Inc.
3.38%, 06/15/21 (a)	230,000	234,040
NVIDIA Corp.
2.20%, 09/16/21 (a)	180,000	180,637
3.20%, 09/16/26 (a)	100,000	105,143
NXP BV/NXP Funding LLC
4.88%, 03/01/24 (a)(g)	100,000	109,026
5.35%, 03/01/26 (a)(g)	250,000	282,616
NXP BV/NXP Funding LLC/NXP USA, Inc.
4.30%, 06/18/29 (a)(g)	150,000	161,176
Oracle Corp.
1.90%, 09/15/21 (a)	500,000	500,122
2.50%, 05/15/22 (a)	250,000	253,778
2.50%, 10/15/22	250,000	254,587
2.63%, 02/15/23 (a)	500,000	511,193
3.63%, 07/15/23	212,000	224,895
2.40%, 09/15/23 (a)	500,000	507,809
2.95%, 05/15/25 (a)	751,000	785,705
Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.65%, 07/15/26 (a)	250,000	256,486
3.25%, 11/15/27 (a)	250,000	269,057
3.90%, 05/15/35 (a)	350,000	396,733
3.85%, 07/15/36 (a)	150,000	169,367
3.80%, 11/15/37 (a)	600,000	671,634
6.13%, 07/08/39	500,000	713,798
5.38%, 07/15/40	50,000	67,132
4.50%, 07/08/44 (a)	330,000	400,919
4.13%, 05/15/45 (a)	150,000	173,516
4.00%, 07/15/46 (a)	220,000	250,883
4.00%, 11/15/47 (a)	300,000	345,080
4.38%, 05/15/55 (a)	150,000	181,065
QUALCOMM, Inc.
3.00%, 05/20/22	500,000	514,416
2.60%, 01/30/23 (a)	150,000	152,929
2.90%, 05/20/24 (a)	150,000	155,123
3.25%, 05/20/27 (a)	350,000	367,891
4.65%, 05/20/35 (a)	300,000	353,685
4.80%, 05/20/45 (a)	150,000	181,262
4.30%, 05/20/47 (a)	150,000	170,254
salesforce.com, Inc.
3.70%, 04/11/28 (a)	300,000	335,079
Seagate HDD Cayman
4.25%, 03/01/22 (a)	150,000	155,374
4.75%, 01/01/25	150,000	156,235
4.88%, 06/01/27 (a)	250,000	257,464
Tech Data Corp.
4.95%, 02/15/27 (a)	100,000	106,991
Texas Instruments, Inc.
2.75%, 03/12/21 (a)	150,000	151,964
1.85%, 05/15/22 (a)	151,000	151,311
2.25%, 09/04/29 (a)	100,000	100,556
3.88%, 03/15/39 (a)	150,000	176,332
4.15%, 05/15/48 (a)	150,000	186,210
Total System Services, Inc.
3.80%, 04/01/21 (a)	200,000	204,240
3.75%, 06/01/23 (a)	100,000	104,647
4.45%, 06/01/28 (a)	100,000	111,616
Trimble, Inc.
4.15%, 06/15/23 (a)	150,000	157,442
4.90%, 06/15/28 (a)	100,000	109,689
Tyco Electronics Group S.A.
3.45%, 08/01/24 (a)	100,000	105,242
3.13%, 08/15/27 (a)	100,000	103,747
Verisk Analytics, Inc.
4.00%, 06/15/25 (a)	150,000	162,457
4.13%, 03/15/29 (a)	150,000	167,492
VMware, Inc.
2.95%, 08/21/22 (a)	150,000	152,221
3.90%, 08/21/27 (a)	200,000	204,486
Xilinx, Inc.
2.95%, 06/01/24 (a)	100,000	103,155
		61,873,688
Transportation 0.6%
American Airlines 2015-1 Class A Pass-Through Trust
3.38%, 05/01/27	394,166	412,516
American Airlines 2016-2 Class AA Pass-Through Trust
3.20%, 06/15/28	171,015	177,712
American Airlines 2017-1 Class AA Pass-Through Trust
3.65%, 02/15/29	131,437	141,247
Burlington Northern Santa Fe LLC
3.45%, 09/15/21 (a)	150,000	153,993
3.05%, 03/15/22 (a)	300,000	308,197

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2019 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.00%, 03/15/23 (a)	150,000	155,268
6.20%, 08/15/36	150,000	208,207
5.75%, 05/01/40 (a)	100,000	137,388
5.15%, 09/01/43 (a)	100,000	130,055
4.90%, 04/01/44 (a)	100,000	128,332
3.90%, 08/01/46 (a)	250,000	286,153
4.05%, 06/15/48 (a)	600,000	706,020
4.15%, 12/15/48 (a)	500,000	600,059
Canadian National Railway Co.
2.75%, 03/01/26 (a)	450,000	468,398
6.90%, 07/15/28	150,000	202,747
3.20%, 08/02/46 (a)	150,000	157,576
4.45%, 01/20/49 (a)	150,000	195,046
Canadian Pacific Railway Co.
2.90%, 02/01/25 (a)	150,000	155,361
4.00%, 06/01/28 (a)	150,000	169,073
4.80%, 09/15/35 (a)	300,000	364,410
4.80%, 08/01/45 (a)	150,000	194,563
Continental Airlines 2012-1 Class A Pass-Through Trust
4.15%, 04/11/24	105,703	112,296
CSX Corp.
3.70%, 10/30/20 (a)	250,000	253,921
3.40%, 08/01/24 (a)	150,000	159,121
3.35%, 11/01/25 (a)	100,000	106,282
6.22%, 04/30/40	1,000,000	1,370,432
4.75%, 11/15/48 (a)	100,000	123,365
4.50%, 03/15/49 (a)	150,000	180,357
Delta Air Lines, Inc.
2.60%, 12/04/20	500,000	501,733
FedEx Corp.
2.63%, 08/01/22	150,000	152,642
3.25%, 04/01/26 (a)	250,000	261,696
3.30%, 03/15/27 (a)	250,000	260,990
3.40%, 02/15/28 (a)	150,000	156,806
3.10%, 08/05/29 (a)	100,000	101,455
4.90%, 01/15/34	150,000	178,110
3.88%, 08/01/42	150,000	148,948
4.10%, 02/01/45	500,000	514,880
4.40%, 01/15/47 (a)	100,000	107,231
4.95%, 10/17/48 (a)	150,000	175,483
Kansas City Southern
4.70%, 05/01/48 (a)	150,000	184,176
Latam Airlines 2015-1 Pass-Through Trust A
4.20%, 11/15/27	199,049	200,234
Norfolk Southern Corp.
3.15%, 06/01/27 (a)	300,000	318,898
3.95%, 10/01/42 (a)	330,000	363,198
4.65%, 01/15/46 (a)	150,000	183,703
4.15%, 02/28/48 (a)	100,000	117,366
4.10%, 05/15/49 (a)	100,000	115,513
4.05%, 08/15/52 (a)	150,000	170,462
Ryder System, Inc.
3.45%, 11/15/21 (a)	150,000	153,957
3.40%, 03/01/23 (a)	250,000	259,637
3.75%, 06/09/23 (a)	150,000	158,120
3.88%, 12/01/23 (a)	150,000	159,548
Southwest Airlines Co.
2.65%, 11/05/20 (a)	200,000	201,338
3.00%, 11/15/26 (a)	145,000	148,559
Union Pacific Corp.
4.00%, 02/01/21 (a)	200,000	204,634
4.16%, 07/15/22 (a)	362,000	381,920
3.65%, 02/15/24 (a)	500,000	530,551
3.95%, 09/10/28 (a)	250,000	281,328
4.38%, 09/10/38 (a)	150,000	177,466
Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.55%, 08/15/39 (a)	100,000	106,709
4.05%, 11/15/45 (a)	700,000	784,035
4.50%, 09/10/48 (a)	150,000	182,930
3.80%, 10/01/51 (a)	150,000	163,608
4.38%, 11/15/65 (a)	300,000	343,214
United Airlines 2014-1 Class A Pass-Through Trust
4.00%, 04/11/26	116,738	125,176
United Airlines 2016-1 Class AA Pass-Through Trust
3.10%, 07/07/28	134,170	137,266
United Airlines 2018-1 Class AA Pass-Through Trust
3.50%, 03/01/30	147,389	156,972
United Airlines 2019-1 Class AA Pass-Through Trust
4.15%, 08/25/31	100,000	112,409
United Parcel Service, Inc.
3.13%, 01/15/21	150,000	152,438
2.35%, 05/16/22 (a)	250,000	252,766
2.50%, 04/01/23 (a)	250,000	254,484
2.20%, 09/01/24 (a)	100,000	100,979
3.05%, 11/15/27 (a)	250,000	263,858
6.20%, 01/15/38	195,000	273,285
4.88%, 11/15/40 (a)	250,000	310,671
3.40%, 11/15/46 (a)	100,000	104,650
3.75%, 11/15/47 (a)	150,000	165,901
4.25%, 03/15/49 (a)	100,000	119,819
		18,739,847
		451,982,821

Utility 1.8%
Electric 1.7%
AEP Texas, Inc.
3.95%, 06/01/28 (a)	250,000	279,223
4.15%, 05/01/49 (a)	100,000	118,883
AEP Transmission Co. LLC
3.75%, 12/01/47 (a)	150,000	167,047
3.80%, 06/15/49 (a)	100,000	113,211
Alabama Power Co.
3.70%, 12/01/47 (a)	450,000	502,253
Ameren Illinois Co.
2.70%, 09/01/22 (a)	263,000	269,076
4.15%, 03/15/46 (a)	150,000	179,737
3.70%, 12/01/47 (a)	100,000	111,945
American Electric Power Co., Inc.
3.65%, 12/01/21	150,000	155,092
3.20%, 11/13/27 (a)	150,000	158,242
Appalachian Power Co.
4.60%, 03/30/21 (a)	150,000	154,975
4.50%, 03/01/49 (a)	100,000	123,247
Arizona Public Service Co.
4.50%, 04/01/42 (a)	300,000	361,638
4.25%, 03/01/49 (a)	100,000	119,055
Avangrid, Inc.
3.15%, 12/01/24 (a)	300,000	310,685
Baltimore Gas & Electric Co.
3.35%, 07/01/23 (a)	100,000	104,924
3.75%, 08/15/47 (a)	150,000	167,201
Berkshire Hathaway Energy Co.
2.80%, 01/15/23 (a)	600,000	616,585
3.25%, 04/15/28 (a)	350,000	372,340
6.13%, 04/01/36	98,000	138,737
4.45%, 01/15/49 (a)	500,000	612,301
Black Hills Corp.
3.15%, 01/15/27 (a)	100,000	102,550
4.35%, 05/01/33 (a)	150,000	174,321

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2019 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
CenterPoint Energy Houston Electric LLC
2.40%, 09/01/26 (a)	257,000	258,593
3.00%, 02/01/27 (a)	150,000	157,857
4.50%, 04/01/44 (a)	250,000	312,087
CenterPoint Energy, Inc.
3.70%, 09/01/49 (a)	100,000	103,549
Cleco Corporate Holdings LLC
3.74%, 05/01/26 (a)	150,000	156,578
Commonwealth Edison Co.
3.80%, 10/01/42 (a)	150,000	167,652
4.60%, 08/15/43 (a)	100,000	124,775
4.35%, 11/15/45 (a)	100,000	122,221
3.65%, 06/15/46 (a)	100,000	111,363
4.00%, 03/01/48 (a)	150,000	175,602
4.00%, 03/01/49 (a)	150,000	176,810
Consolidated Edison Co. of New York, Inc.
4.00%, 12/01/28 (a)	200,000	227,618
5.30%, 03/01/35	230,000	298,288
5.85%, 03/15/36	150,000	201,826
4.20%, 03/15/42	500,000	581,127
4.45%, 03/15/44 (a)	230,000	276,155
4.50%, 12/01/45 (a)	150,000	182,914
3.85%, 06/15/46 (a)	100,000	111,272
4.13%, 05/15/49 (a)	100,000	117,038
Consolidated Edison, Inc.
2.00%, 05/15/21 (a)	100,000	99,989
Consumers Energy Co.
3.38%, 08/15/23 (a)	330,000	347,530
3.95%, 05/15/43 (a)	330,000	384,421
4.35%, 04/15/49 (a)	100,000	125,849
Dominion Energy South Carolina, Inc.
4.35%, 02/01/42 (a)	242,000	290,329
Dominion Energy, Inc.
2.85%, 08/15/26 (a)	300,000	304,193
4.25%, 06/01/28 (a)	150,000	167,276
5.25%, 08/01/33	180,000	222,441
4.05%, 09/15/42 (a)	150,000	161,774
4.60%, 03/15/49 (a)	150,000	179,767
5.75%, 10/01/54 (a)(c)	250,000	265,245
DPL, Inc.
7.25%, 10/15/21 (a)	122,000	131,303
4.35%, 04/15/29 (a)(g)	150,000	149,956
DTE Electric Co.
3.75%, 08/15/47 (a)	150,000	170,650
3.95%, 03/01/49 (a)	150,000	180,254
DTE Energy Co.
3.70%, 08/01/23 (a)	250,000	263,579
2.85%, 10/01/26 (a)	400,000	409,784
3.40%, 06/15/29 (a)	100,000	106,029
Duke Energy Carolinas LLC
3.95%, 11/15/28 (a)	150,000	170,187
2.45%, 08/15/29 (a)	150,000	151,765
6.45%, 10/15/32	230,000	324,393
5.30%, 02/15/40	150,000	198,721
4.25%, 12/15/41 (a)	55,000	64,942
3.70%, 12/01/47 (a)	150,000	167,119
3.95%, 03/15/48 (a)	100,000	115,737
Duke Energy Corp.
1.80%, 09/01/21 (a)	150,000	149,130
3.55%, 09/15/21 (a)	250,000	256,165
3.05%, 08/15/22 (a)	200,000	205,300
3.75%, 04/15/24 (a)	655,000	696,482
3.75%, 09/01/46 (a)	250,000	262,774
3.95%, 08/15/47 (a)	250,000	274,263
4.20%, 06/15/49 (a)	100,000	114,584
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Duke Energy Florida LLC
3.20%, 01/15/27 (a)	555,000	588,900
3.80%, 07/15/28 (a)	150,000	167,565
6.35%, 09/15/37	150,000	218,723
4.20%, 07/15/48 (a)	150,000	180,179
Duke Energy Indiana LLC
6.35%, 08/15/38	100,000	149,584
4.90%, 07/15/43 (a)	100,000	129,124
Duke Energy Ohio, Inc.
4.30%, 02/01/49 (a)	150,000	184,117
Duke Energy Progress LLC
4.15%, 12/01/44 (a)	278,000	326,470
3.70%, 10/15/46 (a)	250,000	277,302
Edison International
4.13%, 03/15/28 (a)	100,000	104,437
El Paso Electric Co.
6.00%, 05/15/35	44,000	55,926
Emera US Finance LP
2.70%, 06/15/21 (a)	200,000	201,496
3.55%, 06/15/26 (a)	150,000	158,404
4.75%, 06/15/46 (a)	150,000	178,013
Enel Chile S.A.
4.88%, 06/12/28	100,000	111,695
Entergy Arkansas LLC
3.70%, 06/01/24 (a)	200,000	213,914
Entergy Louisiana LLC
2.40%, 10/01/26 (a)	400,000	402,802
3.25%, 04/01/28 (a)	350,000	374,421
Entergy Mississippi LLC
3.85%, 06/01/49 (a)	100,000	114,692
Entergy Texas, Inc.
4.50%, 03/30/39 (a)	250,000	301,326
Eversource Energy
2.75%, 03/15/22 (a)	200,000	203,375
3.15%, 01/15/25 (a)	330,000	343,497
3.30%, 01/15/28 (a)	100,000	105,438
Exelon Corp.
3.95%, 06/15/25 (a)	250,000	269,174
4.95%, 06/15/35 (a)(g)	230,000	271,340
5.63%, 06/15/35	500,000	631,500
Exelon Generation Co., LLC
4.00%, 10/01/20 (a)	250,000	253,581
3.40%, 03/15/22 (a)	500,000	514,360
6.25%, 10/01/39	162,000	208,505
FirstEnergy Corp.
3.90%, 07/15/27 (a)	500,000	537,944
7.38%, 11/15/31	250,000	358,610
4.85%, 07/15/47 (a)	150,000	183,651
Florida Power & Light Co.
5.69%, 03/01/40	300,000	421,174
5.25%, 02/01/41 (a)	350,000	470,699
4.05%, 06/01/42 (a)	350,000	412,807
Fortis, Inc.
3.06%, 10/04/26 (a)	155,000	158,792
Georgia Power Co.
2.85%, 05/15/22	150,000	153,543
4.30%, 03/15/42	150,000	170,686
4.30%, 03/15/43	100,000	113,468
Gulf Power Co.
3.30%, 05/30/27 (a)	450,000	481,524
Indiana Michigan Power Co.
3.75%, 07/01/47 (a)	100,000	110,573

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2019 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Interstate Power & Light Co.
3.25%, 12/01/24 (a)	100,000	104,939
6.25%, 07/15/39	150,000	206,425
ITC Holdings Corp.
2.70%, 11/15/22 (a)	200,000	203,141
3.25%, 06/30/26 (a)	100,000	104,874
Kansas City Power & Light Co.
4.20%, 03/15/48 (a)	300,000	360,108
Kentucky Utilities Co.
4.38%, 10/01/45 (a)	100,000	121,730
Louisville Gas & Electric Co.
4.25%, 04/01/49 (a)	150,000	182,709
MidAmerican Energy Co.
3.95%, 08/01/47 (a)	150,000	176,021
3.65%, 08/01/48 (a)	150,000	168,308
4.25%, 07/15/49 (a)	150,000	184,782
National Rural Utilities Cooperative Finance Corp.
2.40%, 04/25/22 (a)	850,000	859,945
4.02%, 11/01/32 (a)	150,000	176,380
4.40%, 11/01/48 (a)	150,000	187,083
4.30%, 03/15/49 (a)	100,000	123,518
Nevada Power Co.
3.70%, 05/01/29 (a)	250,000	277,717
6.75%, 07/01/37	100,000	148,922
NextEra Energy Capital Holdings, Inc.
2.40%, 09/01/21	200,000	201,138
3.15%, 04/01/24 (a)	250,000	260,394
3.25%, 04/01/26 (a)	100,000	104,578
3.55%, 05/01/27 (a)	100,000	106,956
3.50%, 04/01/29 (a)	150,000	160,854
4.80%, 12/01/77 (a)(c)	100,000	100,260
Northern States Power Co.
4.00%, 08/15/45 (a)	150,000	174,946
3.60%, 05/15/46 (a)	150,000	167,560
3.60%, 09/15/47 (a)	500,000	556,734
NSTAR Electric Co.
5.50%, 03/15/40	300,000	409,882
Oglethorpe Power Corp.
5.38%, 11/01/40	200,000	253,213
Ohio Power Co.
4.00%, 06/01/49 (a)	150,000	175,152
Oklahoma Gas & Electric Co.
3.80%, 08/15/28 (a)	250,000	275,656
Oncor Electric Delivery Co., LLC
7.00%, 05/01/32	115,000	167,972
4.55%, 12/01/41 (a)	480,000	597,579
3.80%, 06/01/49 (a)(g)	100,000	116,609
PacifiCorp
3.85%, 06/15/21 (a)	150,000	154,284
3.50%, 06/15/29 (a)	150,000	165,564
6.00%, 01/15/39	330,000	473,173
4.13%, 01/15/49 (a)	150,000	179,245
4.15%, 02/15/50 (a)	100,000	120,295
PECO Energy Co.
4.15%, 10/01/44 (a)	150,000	178,845
3.90%, 03/01/48 (a)	150,000	173,420
Potomac Electric Power Co.
3.60%, 03/15/24 (a)	150,000	159,478
4.15%, 03/15/43 (a)	100,000	117,749
PPL Capital Funding, Inc.
3.40%, 06/01/23 (a)	724,000	748,599
3.10%, 05/15/26 (a)	250,000	256,629
4.00%, 09/15/47 (a)	150,000	158,689
Security Rate, Maturity Date	Face Amount ($)	Value ($)
PPL Electric Utilities Corp.
4.15%, 06/15/48 (a)	100,000	119,569
Progress Energy, Inc.
3.15%, 04/01/22 (a)	250,000	255,639
7.75%, 03/01/31	150,000	217,159
PSEG Power LLC
3.00%, 06/15/21 (a)	400,000	404,985
8.63%, 04/15/31 (b)	180,000	255,118
Public Service Co. of Colorado
3.70%, 06/15/28 (a)	300,000	335,409
4.30%, 03/15/44 (a)	40,000	48,674
Public Service Co. of New Hampshire
3.60%, 07/01/49 (a)	150,000	168,383
Public Service Electric & Gas Co.
1.90%, 03/15/21 (a)	150,000	150,032
3.95%, 05/01/42 (a)	150,000	171,060
3.80%, 03/01/46 (a)	150,000	170,831
3.85%, 05/01/49 (a)	150,000	174,496
Public Service Enterprise Group, Inc.
2.00%, 11/15/21 (a)	200,000	199,171
Puget Sound Energy, Inc.
6.27%, 03/15/37	362,000	513,449
San Diego Gas & Electric Co.
3.00%, 08/15/21	150,000	152,841
4.50%, 08/15/40	100,000	118,982
4.10%, 06/15/49 (a)	100,000	116,724
Sempra Energy
3.55%, 06/15/24 (a)	150,000	157,482
Southern California Edison Co.
3.88%, 06/01/21 (a)	300,000	307,065
3.40%, 06/01/23 (a)	100,000	103,670
3.50%, 10/01/23 (a)	300,000	312,522
3.65%, 03/01/28 (a)	250,000	270,653
5.55%, 01/15/37	150,000	188,620
4.50%, 09/01/40 (a)	150,000	171,653
3.90%, 03/15/43 (a)	150,000	159,715
4.65%, 10/01/43 (a)	150,000	177,972
4.00%, 04/01/47 (a)	250,000	272,998
4.13%, 03/01/48 (a)	250,000	279,966
4.88%, 03/01/49 (a)	100,000	124,400
Southern Power Co.
4.15%, 12/01/25 (a)	150,000	163,721
5.25%, 07/15/43	50,000	58,824
4.95%, 12/15/46 (a)	100,000	113,791
Southwestern Electric Power Co.
2.75%, 10/01/26 (a)	150,000	152,229
3.90%, 04/01/45 (a)	200,000	214,889
3.85%, 02/01/48 (a)	150,000	163,817
Southwestern Public Service Co.
3.40%, 08/15/46 (a)	150,000	159,995
Tampa Electric Co.
4.30%, 06/15/48 (a)	250,000	301,353
The Southern Co.
2.35%, 07/01/21 (a)	500,000	501,826
2.95%, 07/01/23 (a)	250,000	257,488
4.25%, 07/01/36 (a)	150,000	165,961
4.40%, 07/01/46 (a)	250,000	282,687
Tucson Electric Power Co.
4.85%, 12/01/48 (a)	100,000	129,672
Union Electric Co.
3.50%, 03/15/29 (a)	150,000	166,136
4.00%, 04/01/48 (a)	250,000	293,553

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2019 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Virginia Electric & Power Co.
2.88%, 07/15/29 (a)	500,000	522,482
6.00%, 05/15/37	300,000	411,162
8.88%, 11/15/38	150,000	259,006
3.80%, 09/15/47 (a)	150,000	168,798
4.60%, 12/01/48 (a)	150,000	188,428
WEC Energy Group, Inc.
3.10%, 03/08/22	100,000	102,463
Westar Energy, Inc.
3.10%, 04/01/27 (a)	200,000	210,391
Wisconsin Electric Power Co.
4.30%, 10/15/48 (a)	100,000	121,897
Wisconsin Public Service Corp.
3.67%, 12/01/42	250,000	278,138
Xcel Energy, Inc.
2.40%, 03/15/21 (a)	195,000	195,977
2.60%, 03/15/22 (a)	150,000	151,804
		49,339,636
Natural Gas 0.1%
Atmos Energy Corp.
4.13%, 10/15/44 (a)	300,000	350,724
4.13%, 03/15/49 (a)	100,000	120,803
CenterPoint Energy Resources Corp.
4.00%, 04/01/28 (a)	250,000	272,599
NiSource, Inc.
3.49%, 05/15/27 (a)	150,000	159,170
5.25%, 02/15/43 (a)	195,000	241,467
4.80%, 02/15/44 (a)	409,000	491,117
ONE Gas, Inc.
4.66%, 02/01/44 (a)	100,000	125,105
Piedmont Natural Gas Co., Inc.
3.50%, 06/01/29 (a)	150,000	162,326
Sempra Energy
2.90%, 02/01/23 (a)	250,000	255,429
3.75%, 11/15/25 (a)	150,000	159,846
3.25%, 06/15/27 (a)	100,000	103,658
3.40%, 02/01/28 (a)	200,000	208,580
3.80%, 02/01/38 (a)	150,000	157,654
4.00%, 02/01/48 (a)	150,000	163,118
Southern California Gas Co.
3.15%, 09/15/24 (a)	50,000	52,501
2.60%, 06/15/26 (a)	230,000	233,083
3.75%, 09/15/42 (a)	150,000	166,458
3.95%, 02/15/50 (a)	100,000	116,105
Southern Co. Gas Capital Corp.
2.45%, 10/01/23 (a)	150,000	151,514
5.88%, 03/15/41 (a)	150,000	196,706
4.40%, 06/01/43 (a)	75,000	85,397
3.95%, 10/01/46 (a)	150,000	161,243
Washington Gas Light Co.
3.80%, 09/15/46 (a)	100,000	111,029
		4,245,632
Utility Other 0.0%
American Water Capital Corp.
3.40%, 03/01/25 (a)	150,000	158,180
3.45%, 06/01/29 (a)	100,000	107,966
3.75%, 09/01/47 (a)	600,000	663,302
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Aqua America, Inc.
3.57%, 05/01/29 (a)	100,000	108,933
4.28%, 05/01/49 (a)	100,000	119,006
		1,157,387
		54,742,655
Total Corporates
(Cost $686,680,167)		740,127,220

Treasuries 39.6% of net assets
Bonds
7.88%, 02/15/21	250,000	272,168
8.13%, 05/15/21	250,000	277,295
8.13%, 08/15/21	400,000	450,328
7.63%, 11/15/22	327,600	390,836
7.13%, 02/15/23 (b)	1,000,000	1,191,387
6.25%, 08/15/23	775,000	918,753
7.50%, 11/15/24	300,000	391,465
7.63%, 02/15/25	550,000	728,481
6.88%, 08/15/25	500,000	654,990
6.00%, 02/15/26 (b)	1,310,800	1,678,208
6.75%, 08/15/26	250,000	337,671
6.50%, 11/15/26	655,300	881,046
6.63%, 02/15/27 (b)	1,196,400	1,631,661
6.38%, 08/15/27	743,300	1,016,811
6.13%, 11/15/27 (b)	1,509,500	2,052,212
5.50%, 08/15/28 (b)	480,000	641,175
5.25%, 11/15/28	688,100	910,093
5.25%, 02/15/29	6,795,300	9,045,314
6.13%, 08/15/29	600,000	855,574
6.25%, 05/15/30	750,000	1,100,112
5.38%, 02/15/31	1,560,000	2,188,479
4.50%, 02/15/36	3,408,700	4,791,354
4.75%, 02/15/37	830,000	1,213,470
5.00%, 05/15/37	920,000	1,384,762
4.38%, 02/15/38	627,600	889,157
4.50%, 05/15/38	810,000	1,166,669
3.50%, 02/15/39	705,300	904,038
4.25%, 05/15/39	929,500	1,309,542
4.50%, 08/15/39	823,300	1,197,612
4.38%, 11/15/39	1,575,900	2,261,570
4.63%, 02/15/40 (b)	1,348,600	1,998,430
4.38%, 05/15/40	2,652,000	3,818,932
3.88%, 08/15/40 (b)	3,109,100	4,210,644
4.25%, 11/15/40	2,773,600	3,942,033
4.75%, 02/15/41 (b)	2,650,000	4,014,802
4.38%, 05/15/41	1,813,700	2,627,244
3.75%, 08/15/41	2,703,600	3,612,474
3.13%, 11/15/41	4,131,600	5,054,028
3.13%, 02/15/42	330,900	405,281
3.00%, 05/15/42	1,905,300	2,288,593
2.75%, 08/15/42	2,968,100	3,426,648
2.75%, 11/15/42	3,210,800	3,705,527
3.13%, 02/15/43 (b)	3,832,900	4,700,169
2.88%, 05/15/43	12,972,800	15,301,570
3.63%, 08/15/43	4,692,900	6,223,317
3.75%, 11/15/43 (b)	5,452,900	7,375,686
3.63%, 02/15/44	5,462,900	7,264,697
3.38%, 05/15/44	3,843,600	4,926,564
3.13%, 08/15/44	4,588,200	5,658,272
3.00%, 11/15/44	3,453,600	4,176,428
2.50%, 02/15/45 (b)	4,307,000	4,779,508
3.00%, 05/15/45	3,768,600	4,569,280
2.88%, 08/15/45	4,238,200	5,032,200
3.00%, 11/15/45	4,018,600	4,882,991
2.50%, 02/15/46	4,957,900	5,506,174

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2019 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.50%, 05/15/46	7,767,800	8,634,547
2.25%, 08/15/46	7,195,800	7,620,661
2.88%, 11/15/46	3,998,900	4,771,656
3.00%, 02/15/47	4,636,600	5,665,074
3.00%, 05/15/47	4,319,000	5,279,387
2.75%, 08/15/47	4,175,000	4,878,716
2.75%, 11/15/47	4,650,000	5,438,774
3.00%, 02/15/48	5,600,000	6,864,594
3.13%, 05/15/48	5,850,000	7,338,094
3.00%, 08/15/48	5,400,000	6,630,820
3.38%, 11/15/48	10,100,000	13,284,262
3.00%, 02/15/49	6,550,000	8,068,398
2.88%, 05/15/49	6,250,000	7,529,907
2.25%, 08/15/49	2,000,000	2,126,797
Notes
1.38%, 09/15/20	2,500,000	2,490,674
1.38%, 09/30/20	12,432,200	12,381,209
2.00%, 09/30/20	2,327,600	2,333,419
2.75%, 09/30/20	7,000,000	7,073,965
1.63%, 10/15/20	3,750,000	3,745,752
1.38%, 10/31/20	2,566,200	2,555,825
1.75%, 10/31/20	2,400,000	2,400,656
1.75%, 11/15/20 (b)	3,500,000	3,501,777
2.63%, 11/15/20	5,821,600	5,884,478
1.63%, 11/30/20	10,293,600	10,284,754
2.00%, 11/30/20	2,888,200	2,898,692
2.75%, 11/30/20	9,000,000	9,116,191
1.88%, 12/15/20	2,500,000	2,505,957
1.75%, 12/31/20	3,950,000	3,953,472
2.38%, 12/31/20	4,846,000	4,889,822
2.50%, 12/31/20	9,500,000	9,602,422
2.00%, 01/15/21 (b)	3,750,000	3,767,212
1.38%, 01/31/21	3,776,900	3,761,925
2.13%, 01/31/21	2,677,300	2,694,818
2.50%, 01/31/21	2,000,000	2,023,203
3.63%, 02/15/21	3,745,800	3,852,321
1.13%, 02/28/21	4,257,800	4,226,449
2.00%, 02/28/21	3,310,800	3,329,617
2.50%, 02/28/21	4,700,000	4,760,494
2.38%, 03/15/21	1,400,000	1,416,078
1.25%, 03/31/21	2,038,200	2,026,894
2.25%, 03/31/21	8,839,000	8,926,354
2.38%, 04/15/21	7,300,000	7,389,397
1.38%, 04/30/21	5,000,000	4,982,422
2.25%, 04/30/21	5,038,200	5,092,026
2.63%, 05/15/21	8,400,000	8,546,836
3.13%, 05/15/21	4,325,300	4,436,896
1.38%, 05/31/21	11,966,200	11,925,767
2.00%, 05/31/21	2,750,000	2,770,303
2.13%, 05/31/21	2,500,000	2,523,633
2.63%, 06/15/21	2,700,000	2,750,256
1.13%, 06/30/21 (b)	1,000,000	992,207
1.63%, 06/30/21	4,200,000	4,205,578
2.13%, 06/30/21	655,300	662,071
2.63%, 07/15/21	7,800,000	7,953,410
1.13%, 07/31/21	3,000,000	2,976,328
1.75%, 07/31/21	4,500,000	4,518,984
2.25%, 07/31/21	3,786,600	3,837,187
2.13%, 08/15/21	3,655,300	3,696,565
2.75%, 08/15/21	10,600,000	10,845,953
1.13%, 08/31/21	2,000,000	1,984,531
2.00%, 08/31/21	4,810,800	4,855,901
2.75%, 09/15/21	4,000,000	4,099,453
1.13%, 09/30/21	1,666,200	1,652,793
2.13%, 09/30/21 (b)	4,120,800	4,172,391
2.88%, 10/15/21	2,700,000	2,776,412
1.25%, 10/31/21	4,655,300	4,630,114
2.00%, 10/31/21	2,810,800	2,840,445
Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.00%, 11/15/21 (b)	788,200	797,006
2.88%, 11/15/21 (b)	18,100,000	18,635,930
1.75%, 11/30/21	14,979,900	15,066,795
2.63%, 12/15/21	9,900,000	10,155,814
2.00%, 12/31/21	1,526,900	1,544,704
2.13%, 12/31/21	3,802,200	3,858,193
1.50%, 01/31/22	1,819,100	1,820,734
1.88%, 01/31/22	4,674,500	4,718,232
2.00%, 02/15/22	4,455,300	4,514,124
2.50%, 02/15/22	7,000,000	7,172,539
1.75%, 02/28/22	1,860,800	1,874,102
2.38%, 03/15/22	4,200,000	4,296,879
1.75%, 03/31/22 (b)	2,252,800	2,270,312
1.88%, 03/31/22	4,000,000	4,042,266
2.25%, 04/15/22	5,500,000	5,611,611
1.75%, 04/30/22	4,885,300	4,924,230
1.88%, 04/30/22	4,250,000	4,296,484
1.75%, 05/15/22	4,319,100	4,353,687
2.13%, 05/15/22	6,500,000	6,615,020
1.75%, 05/31/22	4,010,000	4,042,346
1.88%, 05/31/22	4,293,600	4,344,335
1.75%, 06/15/22	3,900,000	3,934,125
1.75%, 06/30/22	4,500,000	4,540,166
2.13%, 06/30/22	7,000,000	7,136,309
1.75%, 07/15/22	5,000,000	5,043,652
1.88%, 07/31/22	3,800,000	3,847,352
2.00%, 07/31/22	2,538,200	2,579,743
1.50%, 08/15/22	500,000	501,045
1.63%, 08/15/22	3,819,100	3,841,030
1.63%, 08/31/22	5,327,000	5,356,860
1.88%, 08/31/22	3,470,000	3,515,137
1.75%, 09/30/22	2,798,900	2,826,014
1.88%, 09/30/22	3,700,000	3,750,658
1.88%, 10/31/22	4,466,200	4,528,483
2.00%, 10/31/22	4,000,000	4,070,469
1.63%, 11/15/22	4,254,400	4,281,239
2.00%, 11/30/22	10,571,600	10,762,591
2.13%, 12/31/22	8,660,800	8,858,375
1.75%, 01/31/23	2,210,800	2,234,722
2.38%, 01/31/23	5,000,000	5,157,422
2.00%, 02/15/23	7,614,600	7,762,430
1.50%, 02/28/23	1,993,600	1,998,973
2.63%, 02/28/23	4,500,000	4,682,813
1.50%, 03/31/23	3,400,000	3,410,625
2.50%, 03/31/23	3,800,000	3,942,797
1.63%, 04/30/23	2,060,800	2,075,854
2.75%, 04/30/23	4,200,000	4,397,777
1.75%, 05/15/23	5,184,400	5,246,370
1.63%, 05/31/23	2,929,900	2,951,760
2.75%, 05/31/23	4,100,000	4,296,672
1.38%, 06/30/23	2,713,000	2,708,231
2.63%, 06/30/23	5,500,000	5,746,641
1.25%, 07/31/23	8,000,000	7,947,031
2.75%, 07/31/23	8,800,000	9,241,203
2.50%, 08/15/23	3,002,200	3,127,038
2.75%, 08/31/23	3,800,000	3,994,824
1.38%, 09/30/23	5,074,500	5,066,177
2.88%, 09/30/23	6,700,000	7,085,119
1.63%, 10/31/23	6,150,000	6,201,891
2.88%, 10/31/23	3,300,000	3,493,166
2.75%, 11/15/23 (b)	4,838,200	5,100,332
2.88%, 11/30/23	5,200,000	5,510,883
2.25%, 12/31/23	7,075,200	7,322,279
2.63%, 12/31/23	6,750,000	7,090,796
2.25%, 01/31/24 (b)	3,324,500	3,442,481
2.50%, 01/31/24	4,000,000	4,184,375
2.75%, 02/15/24 (b)	4,650,000	4,917,284
2.13%, 02/29/24	5,464,100	5,632,078

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2019 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.38%, 02/29/24	5,000,000	5,210,156
2.13%, 03/31/24	3,004,400	3,098,581
2.00%, 04/30/24	8,200,000	8,416,211
2.25%, 04/30/24	8,750,000	9,079,834
2.50%, 05/15/24	10,757,600	11,288,967
2.00%, 05/31/24	5,200,000	5,342,492
1.75%, 06/30/24	4,000,000	4,064,453
2.00%, 06/30/24	3,750,000	3,852,539
2.13%, 07/31/24	5,000,000	5,168,652
2.38%, 08/15/24	14,726,900	15,402,842
1.25%, 08/31/24	3,500,000	3,476,689
1.88%, 08/31/24	1,065,000	1,088,755
2.13%, 09/30/24	4,250,000	4,397,007
2.25%, 10/31/24	2,500,000	2,603,467
2.25%, 11/15/24	6,426,900	6,693,139
2.25%, 12/31/24	3,100,000	3,231,811
2.50%, 01/31/25	2,500,000	2,639,648
2.00%, 02/15/25	9,298,900	9,580,591
2.75%, 02/28/25	3,950,000	4,225,497
2.63%, 03/31/25	2,700,000	2,872,230
2.88%, 04/30/25	5,500,000	5,928,936
2.13%, 05/15/25	8,571,600	8,896,551
2.88%, 05/31/25	3,300,000	3,560,326
2.75%, 06/30/25	3,250,000	3,487,148
2.88%, 07/31/25	4,500,000	4,863,516
2.00%, 08/15/25 (b)	10,007,400	10,323,845
2.75%, 08/31/25	3,200,000	3,439,188
3.00%, 09/30/25	4,900,000	5,341,287
2.25%, 11/15/25	12,280,200	12,864,709
2.88%, 11/30/25	2,500,000	2,712,061
2.63%, 12/31/25	9,200,000	9,850,109
2.63%, 01/31/26	1,800,000	1,928,355
1.63%, 02/15/26	9,545,800	9,646,478
2.50%, 02/28/26	6,800,000	7,239,875
2.25%, 03/31/26	4,000,000	4,198,984
2.38%, 04/30/26	2,000,000	2,116,328
1.63%, 05/15/26	11,324,500	11,447,919
2.13%, 05/31/26	3,000,000	3,128,262
1.88%, 06/30/26	2,800,000	2,876,398
1.88%, 07/31/26	4,000,000	4,109,922
1.50%, 08/15/26	6,971,600	6,991,211
1.38%, 08/31/26	2,500,000	2,486,670
2.00%, 11/15/26	5,773,900	5,989,519
2.25%, 02/15/27	5,232,600	5,525,094
2.38%, 05/15/27	5,650,000	6,025,526
2.25%, 08/15/27	6,292,000	6,659,443
2.25%, 11/15/27	7,500,000	7,945,459
2.75%, 02/15/28	7,950,000	8,746,553
2.88%, 05/15/28	9,550,000	10,623,816
2.88%, 08/15/28	9,850,000	10,979,480
3.13%, 11/15/28	9,550,000	10,874,316
2.63%, 02/15/29	10,300,000	11,310,688
2.38%, 05/15/29	9,250,000	9,970,488
1.63%, 08/15/29	3,000,000	3,033,516
Total Treasuries
(Cost $1,109,007,659)		1,177,041,873

Government Related 5.7% of net assets

Agency 2.5%
Foreign 1.2%
Austria 0.0%
Oesterreichische Kontrollbank AG
2.88%, 09/07/21	250,000	256,308
2.38%, 10/01/21	250,000	254,073
Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.63%, 01/31/22	250,000	256,387
2.88%, 03/13/23	250,000	261,443
		1,028,211
Canada 0.1%
CNOOC Nexen Finance 2014 ULC
4.25%, 04/30/24	250,000	269,602
Export Development Canada
2.00%, 11/30/20	250,000	250,906
1.38%, 10/21/21	250,000	248,890
2.00%, 05/17/22	150,000	151,887
1.75%, 07/18/22	200,000	201,420
2.50%, 01/24/23	150,000	154,891
2.63%, 02/21/24	250,000	262,442
Nexen, Inc.
5.88%, 03/10/35	195,000	259,919
6.40%, 05/15/37	150,000	214,180
7.50%, 07/30/39	100,000	162,719
		2,176,856
China 0.0%
Industrial & Commercial Bank of China Ltd.
2.45%, 10/20/21	250,000	250,660
Colombia 0.0%
Ecopetrol S.A.
5.88%, 09/18/23	246,000	274,388
4.13%, 01/16/25	150,000	157,688
5.38%, 06/26/26 (a)	250,000	280,315
5.88%, 05/28/45	350,000	412,566
		1,124,957
Germany 0.5%
FMS Wertmanagement
1.38%, 06/08/21 (h)	350,000	348,631
2.00%, 08/01/22 (h)	250,000	253,392
2.75%, 03/06/23 (h)	200,000	208,511
Kreditanstalt Fuer Wiederaufbau
2.75%, 09/08/20 (h)	362,000	365,533
2.75%, 10/01/20 (h)	250,000	252,697
2.38%, 03/24/21 (h)	350,000	354,076
2.63%, 04/12/21 (h)	1,150,000	1,168,456
1.50%, 06/15/21 (h)	1,383,000	1,380,940
2.38%, 08/25/21 (h)	374,000	379,880
3.13%, 12/15/21 (h)	900,000	932,265
2.63%, 01/25/22 (h)	500,000	513,383
2.50%, 02/15/22 (h)	500,000	512,132
2.13%, 03/07/22 (b)(h)	500,000	507,890
2.13%, 06/15/22 (h)	350,000	356,143
1.75%, 08/22/22 (h)	200,000	201,654
2.38%, 12/29/22 (h)	650,000	669,437
2.13%, 01/17/23 (h)	1,450,000	1,482,154
2.63%, 02/28/24 (h)	750,000	787,758
1.38%, 08/05/24 (h)	350,000	348,743
2.50%, 11/20/24 (b)(h)	530,000	557,600
2.00%, 05/02/25 (h)	450,000	462,875
2.88%, 04/03/28 (h)	750,000	830,254
0.00%, 06/29/37 (h)(i)	250,000	176,484
Landwirtschaftliche Rentenbank
2.25%, 10/01/21 (h)	250,000	253,477
2.00%, 12/06/21 (h)	250,000	252,216
2.00%, 01/13/25 (h)	100,000	102,663
2.38%, 06/10/25 (h)	750,000	785,977
		14,445,221

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2019 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Japan 0.2%
Japan Bank for International Cooperation
1.88%, 04/20/21	250,000	250,616
3.13%, 07/20/21	250,000	256,355
1.50%, 07/21/21	750,000	746,653
2.50%, 06/01/22	200,000	204,111
2.38%, 11/16/22	250,000	255,092
3.25%, 07/20/23	400,000	422,605
3.38%, 10/31/23	250,000	266,191
2.50%, 05/23/24	750,000	777,123
1.88%, 07/21/26	200,000	200,731
2.88%, 06/01/27	200,000	214,879
2.88%, 07/21/27	200,000	214,853
2.75%, 11/16/27	200,000	213,352
3.25%, 07/20/28	200,000	223,431
3.50%, 10/31/28	200,000	228,309
Japan Finance Organization for Municipalities
4.00%, 01/13/21	200,000	205,683
Japan International Cooperation Agency
2.75%, 04/27/27	200,000	211,236
		4,891,220
Mexico 0.2%
Petroleos Mexicanos
6.38%, 02/04/21	150,000	155,250
4.88%, 01/24/22	450,000	458,437
5.38%, 03/13/22	250,000	256,875
3.50%, 01/30/23	288,000	280,512
4.63%, 09/21/23	300,000	300,900
4.88%, 01/18/24	250,000	251,625
4.25%, 01/15/25	200,000	191,840
4.50%, 01/23/26	250,000	236,875
6.88%, 08/04/26	400,000	420,400
6.50%, 03/13/27	750,000	771,750
5.35%, 02/12/28	300,000	284,850
6.50%, 01/23/29	350,000	356,612
6.63%, 06/15/35	300,000	293,250
6.63%, 06/15/38	100,000	94,750
6.50%, 06/02/41	330,000	309,474
5.50%, 06/27/44	250,000	215,675
6.38%, 01/23/45	400,000	370,000
5.63%, 01/23/46 (g)	150,000	128,670
6.75%, 09/21/47	707,000	675,185
6.35%, 02/12/48	458,000	422,734
		6,475,664
Netherlands 0.0%
Syngenta Finance N.V.
3.13%, 03/28/22	100,000	101,540
Norway 0.1%
Equinor A.S.A.
2.75%, 11/10/21	150,000	152,479
2.45%, 01/17/23	100,000	101,640
3.70%, 03/01/24	393,000	422,383
3.63%, 09/10/28 (a)	150,000	165,772
5.10%, 08/17/40	164,000	215,796
4.25%, 11/23/41	150,000	179,457
3.95%, 05/15/43	150,000	173,249
		1,410,776
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Republic of Korea 0.1%
Export-Import Bank of Korea
4.00%, 01/29/21	200,000	205,256
2.75%, 01/25/22	350,000	355,133
4.00%, 01/14/24	500,000	541,474
2.38%, 06/25/24	200,000	203,417
2.88%, 01/21/25	200,000	208,070
3.25%, 11/10/25	750,000	799,184
The Korea Development Bank
3.00%, 09/14/22	488,000	502,574
		2,815,108
Sweden 0.0%
Svensk Exportkredit AB
2.38%, 04/09/21	250,000	252,846
2.38%, 03/09/22	500,000	509,869
2.88%, 03/14/23	500,000	522,835
		1,285,550
		36,005,763
U.S. 1.3%
CNOOC Finance 2015 USA LLC
3.50%, 05/05/25	1,250,000	1,314,687
Fannie Mae
1.90%, 10/27/20 (a)	250,000	250,021
2.88%, 10/30/20	500,000	506,875
1.50%, 11/30/20	164,000	163,695
1.88%, 12/28/20	350,000	351,112
1.38%, 02/26/21	500,000	498,476
1.38%, 10/07/21	1,000,000	996,547
2.00%, 01/05/22	100,000	101,028
2.25%, 04/12/22	1,000,000	1,020,482
2.38%, 01/19/23	2,100,000	2,162,039
2.50%, 02/05/24	1,300,000	1,360,734
2.63%, 09/06/24	1,830,000	1,936,069
2.13%, 04/24/26	1,000,000	1,038,712
1.88%, 09/24/26 (b)	1,000,000	1,025,338
6.03%, 10/08/27	164,000	219,158
6.63%, 11/15/30	1,030,000	1,536,048
5.63%, 07/15/37	100,000	151,633
Federal Farm Credit Bank
1.95%, 11/02/21	750,000	756,254
1.92%, 04/19/22 (a)	330,000	330,003
Federal Home Loan Bank
2.63%, 10/01/20	3,500,000	3,535,245
1.88%, 07/07/21	400,000	402,457
1.13%, 07/14/21	750,000	744,546
3.00%, 10/12/21	1,000,000	1,030,319
1.88%, 11/29/21	655,000	660,152
1.88%, 12/09/22	1,640,000	1,657,044
2.50%, 02/13/24	1,300,000	1,360,102
3.25%, 11/16/28	1,750,000	1,989,285
5.50%, 07/15/36	330,000	492,470
Freddie Mac
1.88%, 11/17/20	900,000	902,184
2.38%, 02/16/21	2,250,000	2,275,389
1.13%, 08/12/21	2,900,000	2,879,590
1.93%, 08/27/21 (a)	500,000	500,201
2.38%, 01/13/22	1,300,000	1,325,261
6.75%, 03/15/31	200,000	302,784
6.25%, 07/15/32	500,000	753,181
Private Export Funding Corp.
2.30%, 09/15/20	655,000	657,194

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2019 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Tennessee Valley Authority
3.88%, 02/15/21	221,000	228,099
2.88%, 09/15/24	500,000	533,025
4.65%, 06/15/35	655,000	848,232
4.63%, 09/15/60	150,000	226,336
		39,022,007
		75,027,770

Local Authority 0.9%
Foreign 0.3%
Canada 0.3%
Hydro-Quebec
8.05%, 07/07/24	350,000	449,414
Province of Alberta
2.95%, 01/23/24	250,000	264,304
3.30%, 03/15/28	500,000	557,419
Province of British Columbia
2.00%, 10/23/22	350,000	354,457
2.25%, 06/02/26	150,000	155,311
Province of Manitoba
3.05%, 05/14/24	324,000	344,638
2.13%, 06/22/26	330,000	338,320
Province of New Brunswick Canada
3.63%, 02/24/28	150,000	169,975
Province of Ontario
2.55%, 02/12/21	500,000	505,783
2.50%, 09/10/21	300,000	304,892
2.40%, 02/08/22	250,000	254,556
2.55%, 04/25/22	450,000	460,713
2.25%, 05/18/22	300,000	304,926
2.20%, 10/03/22	400,000	406,891
3.40%, 10/17/23	250,000	267,298
3.05%, 01/29/24	250,000	265,398
2.50%, 04/27/26	200,000	209,572
2.30%, 06/15/26	200,000	207,149
Province of Quebec
2.75%, 08/25/21	300,000	306,273
2.38%, 01/31/22	250,000	254,562
2.50%, 04/09/24	150,000	156,150
2.88%, 10/16/24	150,000	159,439
2.50%, 04/20/26	250,000	262,240
7.50%, 09/15/29	621,000	934,224
		7,893,904
		7,893,904
U.S. 0.6%
American Municipal Power, Inc.
RB (Build America Bonds) Series 2010
6.27%, 02/15/50	100,000	142,286
8.08%, 02/15/50	250,000	466,225
Bay Area Toll Authority
San Francisco Bay Area Toll Bridge RB (Build America Bonds) Series 2009F2
6.26%, 04/01/49	400,000	657,160
San Francisco Bay Area Toll Bridge RB (Build America Bonds) Series 2010S3
6.91%, 10/01/50	230,000	401,794
California
GO (Build America Bonds) Series 2009
7.50%, 04/01/34	900,000	1,419,318
Security Rate, Maturity Date	Face Amount ($)	Value ($)
7.55%, 04/01/39	200,000	335,764
7.30%, 10/01/39	500,000	795,175
7.35%, 11/01/39	200,000	320,024
Chicago O'Hare International Airport
RB (Build America Bonds) Series 2010
6.40%, 01/01/40	100,000	150,123
RB Series 2018C
4.47%, 01/01/49	150,000	194,954
Chicago Transit Authority
RB Bonds (Pension Funding) Series 2008
6.90%, 12/01/40	750,000	1,084,860
City of New York
GO (Build America Bonds) Series 2010
6.25%, 06/01/35 (a)	250,000	257,782
City of San Antonio TX Electric & Gas Systems Revenue
RB (Build America Bonds) Series 2009
5.99%, 02/01/39	190,000	276,969
Commonwealth of Massachusetts
GO (Build America Bonds) Series 2009
5.46%, 12/01/39	100,000	135,694
Commonwealth of Massachusetts Transportation Fund Revenue
RB (Build America Bonds) Series 2010
5.73%, 06/01/40	100,000	141,735
Commonwealth of Pennsylvania Financing Authority
RB Series 2016A
4.14%, 06/01/38	200,000	236,254
Connecticut
GO (Teachers' Retirement Fund) Series 2008A
5.85%, 03/15/32	250,000	332,872
County of Clark Department of Aviation
RB (Build America Bonds) Series 2010C
6.82%, 07/01/45	150,000	255,096
Dallas Area Rapid Transit
RB (Build America Bonds) Series 2009B
6.00%, 12/01/44	140,000	210,903
Dallas County Hospital District
GO (Build America Bonds) Series 2009C
5.62%, 08/15/44	100,000	142,536
Dallas/Fort Worth International Airport
RB Series 2019A
2.99%, 11/01/38	100,000	103,592
East Bay Municipal Utility District Water System Revenue
Water System RB (Build America Bonds) Series 2010
5.87%, 06/01/40	330,000	480,061
Illinois
GO Bonds (Pension Funding) Series 2003
5.10%, 06/01/33	787,000	857,122
GO Bonds (Pension Funding) Series 2010
6.73%, 04/01/35	110,000	130,684
JobsOhio Beverage System
Statewide Senior Lien Liquor Profits RB Series 2013B
3.99%, 01/01/29	490,000	547,521
Los Angeles Unified School District
GO (Build America Bonds) Series 2009
5.75%, 07/01/34	250,000	334,752

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2019 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
GO (Build America Bonds) Series 2010
6.76%, 07/01/34	500,000	720,355
Metropolitan Government Nashville & Davidson County Health & Educational Facs Board
RB (Build America Bonds) Series 2016B
4.05%, 07/01/26 (a)	130,000	144,421
Metropolitan Transportation Authority
RB (Build America Bonds) Series 2009
7.34%, 11/15/39	200,000	332,236
RB (Build America Bonds) Series 2010E
6.81%, 11/15/40	330,000	502,877
Municipal Electric Authority of Georgia
RB (Build America Bonds) Series 2010
6.64%, 04/01/57	149,000	209,271
New Jersey Economic Development Authority
RB Bonds (Pension Funding) Series 1997A
7.43%, 02/15/29	250,000	325,555
New Jersey Transportation Trust Fund Authority
RB (Build America Bonds) Series 2010C
5.75%, 12/15/28	330,000	389,809
New Jersey Turnpike Authority
RB (Build America Bonds) Series 2009F
7.41%, 01/01/40	150,000	247,866
RB (Build America Bonds) Series 2010A
7.10%, 01/01/41	350,000	563,003
New York City Transitional Finance Authority Future Tax Secured Revenue
RB (Build America Bonds) Series 2010
5.57%, 11/01/38	200,000	271,592
New York City Water & Sewer System
Water System RB (Build America Bonds) Series 2010
6.01%, 06/15/42	250,000	387,852
New York State Dormitory Authority
RB (Build America Bonds) Series 2009
5.63%, 03/15/39	100,000	130,574
RB (Build America Bonds) Series 2010
5.60%, 03/15/40	50,000	68,413
New York State Urban Development Corp.
RB (Build America Bonds) Series 2009
5.77%, 03/15/39	100,000	126,268
North Texas Tollway Authority
RB (Build America Bonds) Series 2009
6.72%, 01/01/49	150,000	251,829
Oregon
GO Bonds (Pension Funding) Series 2003
5.89%, 06/01/27	430,000	529,287
Port Authority of New York & New Jersey
Consolidated Bonds 164th Series
5.65%, 11/01/40	150,000	213,297
Consolidated Bonds 165th Series
5.65%, 11/01/40	100,000	142,198
Consolidated Bonds 168th Series
4.93%, 10/01/51	200,000	275,930
Consolidated Bonds 181th Series
4.96%, 08/01/46	100,000	135,653
RB (Build America Bonds) Series 2012
4.46%, 10/01/62	450,000	589,324
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Regional Transportation District
RB (Build America Bonds) Series 2010B
5.84%, 11/01/50	50,000	78,628
Sales Tax Securitization Corp.
RB Series 2018B
3.82%, 01/01/48	150,000	167,333
Texas
GO (Build America Bonds) Series 2009A
5.52%, 04/01/39	580,000	834,110
The Ohio State University
RB (Build America Bonds) Series 2010
4.91%, 06/01/40	100,000	133,652
University of California
RB (Build America Bonds) Series 2009
5.77%, 05/15/43	500,000	713,195
		18,895,784
		26,789,688

Sovereign 1.0%
Canada 0.0%
Canada Government International Bond
2.63%, 01/25/22	350,000	359,152
2.00%, 11/15/22	300,000	304,978
		664,130
Chile 0.0%
Chile Government International Bond
3.25%, 09/14/21	150,000	153,939
3.13%, 01/21/26	200,000	213,677
3.24%, 02/06/28 (a)	250,000	273,284
3.86%, 06/21/47	200,000	243,150
3.50%, 01/25/50 (a)	200,000	228,602
		1,112,652
Colombia 0.1%
Colombia Government International Bond
2.63%, 03/15/23 (a)	200,000	202,252
4.00%, 02/26/24 (a)	300,000	320,328
8.13%, 05/21/24	250,000	313,752
4.50%, 01/28/26 (a)	300,000	332,512
3.88%, 04/25/27 (a)	300,000	324,903
4.50%, 03/15/29 (a)	250,000	285,000
7.38%, 09/18/37	362,000	529,429
6.13%, 01/18/41	150,000	200,627
5.63%, 02/26/44 (a)	450,000	580,504
5.00%, 06/15/45 (a)	500,000	605,625
5.20%, 05/15/49 (a)	200,000	251,300
		3,946,232
Hungary 0.1%
Hungary Government International Bond
6.38%, 03/29/21 (b)	674,000	716,792
5.38%, 02/21/23	200,000	220,829
5.75%, 11/22/23	150,000	170,853
5.38%, 03/25/24	150,000	170,297
7.63%, 03/29/41	150,000	252,908
		1,531,679

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2019 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Indonesia 0.1%
Indonesia Government International Bond
2.95%, 01/11/23	350,000	355,280
4.10%, 04/24/28	250,000	273,855
4.75%, 02/11/29	200,000	230,959
4.35%, 01/11/48	200,000	227,813
5.35%, 02/11/49	200,000	262,113
		1,350,020
Israel 0.0%
Israel Government International Bond
4.00%, 06/30/22	200,000	212,431
2.88%, 03/16/26	200,000	214,019
4.50%, 01/30/43	200,000	254,491
4.13%, 01/17/48	200,000	245,935
		926,876
Italy 0.0%
Republic of Italy Government International Bond
6.88%, 09/27/23	314,000	362,480
5.38%, 06/15/33	250,000	290,299
		652,779
Mexico 0.2%
Mexico Government International Bond
3.50%, 01/21/21	150,000	153,095
3.63%, 03/15/22	350,000	363,129
4.00%, 10/02/23	550,000	582,326
3.60%, 01/30/25	250,000	260,813
4.13%, 01/21/26	288,000	306,651
4.15%, 03/28/27	500,000	534,505
3.75%, 01/11/28	200,000	209,452
4.50%, 04/22/29	400,000	442,104
8.30%, 08/15/31	150,000	221,625
6.75%, 09/27/34	362,000	492,772
6.05%, 01/11/40	524,000	670,070
4.75%, 03/08/44	650,000	719,680
5.55%, 01/21/45	300,000	369,390
4.60%, 01/23/46	250,000	271,065
4.35%, 01/15/47	300,000	315,753
4.60%, 02/10/48	200,000	219,002
4.50%, 01/31/50 (a)	225,000	241,425
5.75%, 10/12/10	320,000	379,123
		6,751,980
Panama 0.1%
Panama Government International Bond
4.00%, 09/22/24 (a)	200,000	216,502
3.75%, 03/16/25 (a)	300,000	322,653
8.88%, 09/30/27	250,000	362,502
3.88%, 03/17/28 (a)	400,000	443,754
9.38%, 04/01/29	100,000	155,501
6.70%, 01/26/36	131,000	192,080
4.50%, 05/15/47	250,000	310,628
4.50%, 04/16/50 (a)	200,000	248,752
3.87%, 07/23/60 (a)	200,000	230,000
		2,482,372
Peru 0.1%
Peruvian Government International Bond
7.35%, 07/21/25	250,000	323,877
4.13%, 08/25/27	250,000	287,378
2.84%, 06/20/30	150,000	158,925
8.75%, 11/21/33	150,000	257,475
Security Rate, Maturity Date	Face Amount ($)	Value ($)
6.55%, 03/14/37	300,000	456,378
5.63%, 11/18/50	295,000	450,615
		1,934,648
Philippines 0.1%
Philippine Government International Bond
4.00%, 01/15/21	300,000	307,905
4.20%, 01/21/24	200,000	218,164
10.63%, 03/16/25	300,000	432,490
3.00%, 02/01/28	200,000	213,488
3.75%, 01/14/29	200,000	226,460
9.50%, 02/02/30	250,000	414,782
7.75%, 01/14/31	350,000	531,619
6.38%, 01/15/32	300,000	422,289
3.95%, 01/20/40	600,000	721,770
3.70%, 03/01/41	200,000	235,514
3.70%, 02/02/42	200,000	236,338
		3,960,819
Poland 0.1%
Republic of Poland Government International Bond
5.13%, 04/21/21	362,000	380,779
5.00%, 03/23/22	500,000	539,235
3.00%, 03/17/23	250,000	259,952
3.25%, 04/06/26	250,000	268,574
		1,448,540
Republic of Korea 0.0%
Korea International Bond
5.63%, 11/03/25	100,000	121,067
2.75%, 01/19/27	250,000	262,307
2.50%, 06/19/29	200,000	207,547
4.13%, 06/10/44	200,000	260,264
		851,185
Uruguay 0.1%
Uruguay Government International Bond
8.00%, 11/18/22	150,000	170,252
4.50%, 08/14/24	113,000	122,747
4.38%, 10/27/27	150,000	166,783
4.38%, 01/23/31 (a)	150,000	170,213
7.63%, 03/21/36	150,000	227,626
4.13%, 11/20/45	150,000	166,839
5.10%, 06/18/50	450,000	559,692
4.98%, 04/20/55	250,000	307,190
		1,891,342
		29,505,254

Supranational* 1.3%
African Development Bank
2.13%, 11/16/22	800,000	814,990
3.00%, 09/20/23	250,000	264,358
Asian Development Bank
2.25%, 01/20/21	750,000	755,934
1.75%, 06/08/21	350,000	350,900
2.00%, 02/16/22	250,000	253,017
1.88%, 02/18/22	250,000	252,256
1.88%, 07/19/22	500,000	505,529
1.88%, 08/10/22	600,000	606,547
1.75%, 09/13/22	500,000	503,895
2.75%, 03/17/23	400,000	417,455
2.63%, 01/30/24	250,000	262,460
2.00%, 01/22/25	851,000	873,130

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2019 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.50%, 11/02/27	500,000	535,923
5.82%, 06/16/28	250,000	328,834
Corp. Andina de Fomento
2.13%, 09/27/21	150,000	149,755
4.38%, 06/15/22	362,000	383,601
2.75%, 01/06/23	250,000	253,626
Council of Europe Development Bank
2.63%, 02/13/23	250,000	259,051
European Bank for Reconstruction & Development
2.00%, 02/01/21	250,000	251,220
2.75%, 04/26/21	222,000	226,060
European Investment Bank
2.88%, 09/15/20	393,000	397,529
1.63%, 12/15/20	450,000	449,685
4.00%, 02/16/21	150,000	155,099
2.00%, 03/15/21	600,000	603,496
2.50%, 04/15/21	500,000	507,272
2.38%, 05/13/21	350,000	354,604
1.63%, 06/15/21	500,000	500,379
1.38%, 09/15/21	400,000	398,399
2.13%, 10/15/21	350,000	354,177
2.88%, 12/15/21	275,000	283,367
2.25%, 03/15/22	500,000	509,246
2.38%, 06/15/22	600,000	614,329
2.25%, 08/15/22	750,000	766,101
1.38%, 09/06/22	400,000	399,776
2.00%, 12/15/22	250,000	254,745
2.50%, 03/15/23	1,350,000	1,398,688
2.88%, 08/15/23	500,000	527,270
3.13%, 12/14/23	250,000	266,862
3.25%, 01/29/24	650,000	699,731
2.63%, 03/15/24	500,000	525,728
2.25%, 06/24/24	500,000	518,248
1.88%, 02/10/25	150,000	153,479
2.13%, 04/13/26 (b)	500,000	520,003
2.38%, 05/24/27	250,000	265,751
Inter-American Development Bank
2.13%, 11/09/20	250,000	251,209
1.88%, 03/15/21	1,006,000	1,009,794
2.63%, 04/19/21	750,000	761,990
1.25%, 09/14/21	250,000	248,597
2.13%, 01/18/22 (b)	1,100,000	1,115,791
1.75%, 09/14/22	250,000	251,930
2.50%, 01/18/23	600,000	619,829
2.63%, 01/16/24	500,000	524,638
3.00%, 02/21/24	250,000	266,608
2.00%, 06/02/26	524,000	539,500
2.00%, 07/23/26	200,000	206,805
3.13%, 09/18/28	650,000	735,913
2.25%, 06/18/29	350,000	371,621
International Bank for Reconstruction & Development
1.63%, 09/04/20	400,000	399,323
2.13%, 11/01/20	950,000	954,409
1.63%, 03/09/21	250,000	250,014
1.38%, 05/24/21	900,000	896,601
2.75%, 07/23/21	650,000	664,343
1.38%, 09/20/21	500,000	498,270
2.13%, 12/13/21	300,000	303,921
2.00%, 01/26/22	1,000,000	1,011,733
1.63%, 02/10/22	905,000	907,634
2.13%, 07/01/22	600,000	610,794
1.88%, 10/07/22	200,000	202,384
2.13%, 02/13/23	755,000	771,840
3.00%, 09/27/23	500,000	529,531
2.50%, 03/19/24	450,000	470,547
2.50%, 11/25/24	600,000	631,191
Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.50%, 07/29/25	650,000	687,383
4.75%, 02/15/35	330,000	453,510
International Finance Corp.
2.25%, 01/25/21	500,000	503,862
1.13%, 07/20/21	164,000	162,694
2.88%, 07/31/23	350,000	368,109
Nordic Investment Bank
1.50%, 09/29/20	300,000	299,262
2.13%, 02/01/22	250,000	253,577
2.88%, 07/19/23	300,000	315,618
The Asian Infrastructure Investment Bank
2.25%, 05/16/24	300,000	310,492
		39,033,772
Total Government Related
(Cost $161,069,723)		170,356,484

Securitized 29.1% of net assets

Asset-Backed Securities 0.5%
Automobile 0.2%
Ally Auto Receivables Trust
Series 2018-3 Class A4
3.12%, 07/17/23 (a)	695,000	714,641
Ally Master Owner Trust
Series 2018-2A
3.29%, 05/15/23 (a)	200,000	204,815
3.30%, 07/17/23 (a)	250,000	255,885
BMW Vehicle Owner Trust
Series 2018-A Class A4
2.51%, 06/25/24 (a)	1,655,000	1,674,331
Ford Credit Auto Owner Trust
Series 2017-B Class A4
1.87%, 09/15/22 (a)	800,000	798,731
Series 2018-A Class A4
3.16%, 10/15/23 (a)	1,415,000	1,459,283
Ford Credit Floorplan Master Owner Trust A
Series 2013-5 Class A2
3.06%, 04/15/26 (a)	172,000	180,421
Nissan Auto Receivables Owner Trust
Series 2017-C Class A4
2.28%, 02/15/24 (a)	650,000	654,441
Toyota Auto Receivables Owner Trust
Series 2018-C Class A4
3.13%, 02/15/24 (a)	150,000	154,971
		6,097,519
Credit Card 0.3%
American Express Credit Account Master Trust
Series 2018-8A
3.18%, 04/15/24 (a)	1,100,000	1,132,533
Series 2019-1A
2.87%, 10/15/24 (a)	1,200,000	1,237,317
Capital One Multi-Asset Execution Trust
Series 2017-A4 Class A4
1.99%, 07/17/23 (a)	700,000	701,078
Series 2017-A6 Class A6
2.29%, 07/15/25 (a)	250,000	254,951
Citibank Credit Card Issuance Trust
Series 2014-A1 Class A1
2.88%, 01/23/23 (a)	1,540,000	1,562,762
Series 2018-A6 Class A6
3.21%, 12/07/24 (a)	600,000	630,254

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2019 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Discover Card Execution Note Trust
Series 2015-A4 Class A4
2.19%, 04/17/23 (a)	1,050,000	1,054,958
Series 2018-A5 Class A5
3.32%, 03/15/24 (a)	500,000	516,687
Series 2018-A1 Class A1
3.03%, 08/15/25 (a)	300,000	313,306
		7,403,846
		13,501,365

Commercial Mortgage-Backed Securities 2.0%
Banc of America Commercial Mortgage Trust
Series 2016-UB10 Class A3
2.90%, 07/15/49 (a)	350,000	366,297
BANK
Series 2017-BNK8 Class A4
3.49%, 11/15/50 (a)	1,190,000	1,304,646
Series 2017-BNK9 Class A4
3.54%, 11/15/54 (a)	650,000	715,587
Series 2017-BNK7 Class A5
3.44%, 09/15/60 (a)	150,000	163,879
BBCMS Mortgage Trust
Series 2017-C1 Class A2
3.19%, 02/15/50 (a)	200,000	205,203
Series 2018-C2 Class A4
4.05%, 12/15/51 (a)	449,000	512,340
CD Mortgage Trust
Series 2016-CD1 Class A2
2.45%, 08/10/49 (a)	289,000	291,470
Series 2016-CD2 Class A4
3.53%, 11/10/49 (a)	240,000	262,299
CFCRE Commercial Mortgage Trust
Series 2016-C3 Class A3
3.87%, 01/10/48 (a)(b)	402,000	440,679
Series 2016-C7 Class A3
3.84%, 12/10/54 (a)	1,300,000	1,436,188
Series 2016-C4 Class A4
3.28%, 05/10/58 (a)	430,000	458,620
Citigroup Commercial Mortgage Trust
Series 2012-GC8 Class A4
3.02%, 09/10/45 (a)	118,360	121,825
Series 2014-GC25 Class A4
3.64%, 10/10/47 (a)	253,748	273,652
Series 2016-GC36 Class A5
3.62%, 02/10/49 (a)	2,260,000	2,461,259
Series 2016-GC37 Class A4
3.31%, 04/10/49 (a)	100,000	107,169
Series 2017-C4 Class A4
3.47%, 10/12/50 (a)	2,300,000	2,515,116
COMM Mortgage Trust
Series 2012-LC4 Class A4
3.29%, 12/10/44 (a)	72,295	73,996
Series 2013-CCRE6 Class A4
3.10%, 03/10/46 (a)	300,000	310,277
Series 2014-CCRE15 Class A4
4.07%, 02/10/47 (a)(e)(j)	1,200,000	1,306,847
Series 2014-LC15 Class A4
4.01%, 04/10/47 (a)	250,000	271,282
Series 2014-CR18 Class A4
3.55%, 07/15/47 (a)	500,000	529,445
Series 2014-UBS4 Class A5
3.69%, 08/10/47 (a)	1,120,000	1,205,600
Series 2014-LC17 Class A5
3.92%, 10/10/47 (a)	45,000	49,067
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Series 2014-CR20 Class A3
3.33%, 11/10/47 (a)	300,000	319,122
Series 2015-DC1 Class A5
3.35%, 02/10/48 (a)	500,000	531,242
Series 2015-CR24 Class A5
3.70%, 08/10/48 (a)	1,148,000	1,250,328
Series 2015-LC23 Class A4
3.77%, 10/10/48 (a)	330,000	361,459
Series 2016-CR28 Class A4
3.76%, 02/10/49 (a)	602,000	660,330
Series 2016-DC2 Class A5
3.77%, 02/10/49 (a)	300,000	328,332
Series 2015-PC1 Class ASB
3.61%, 07/10/50 (a)	1,025,000	1,073,139
Series 2013-CCRE11 Class A4
4.26%, 08/10/50 (a)	1,443,000	1,563,553
CSAIL Commercial Mortgage Trust
Series 2015-C1 Class A4
3.51%, 04/15/50 (a)	395,000	422,904
CSMC Trust 2016-NXSR
Series 2016 Class A4
3.79%, 12/15/49 (a)	2,000,000	2,201,044
Fannie Mae-ACES
Series 2014-M2 Class A2
3.51%, 12/25/23 (a)	117,158	124,740
Series 2015-M13 Class A2
2.80%, 06/25/25 (a)(e)(k)	200,000	209,062
Series 2016-M11 Class A2
2.37%, 07/25/26 (a)(e)(k)	785,000	804,702
Freddie Mac Multifamily Structured Pass-Through Certificates
Series K019 Class A2
2.27%, 03/25/22 (a)	195,000	197,267
Series K021 Class A2
2.40%, 06/25/22 (a)	128,000	129,841
Series K022 Class A2
2.36%, 07/25/22 (a)	248,000	251,573
Series K024 Class A2
2.57%, 09/25/22 (a)	531,000	542,651
Series K026 Class A2
2.51%, 11/25/22 (a)	1,019,000	1,040,693
Series K027 Class A2
2.64%, 01/25/23 (a)	800,000	821,056
Series K029 Class A2
3.32%, 02/25/23 (a)(e)(l)	923,000	967,417
Series K037 Class A1
2.59%, 04/25/23 (a)(b)	252,568	255,871
Series K030 Class A2
3.25%, 04/25/23 (a)(e)(l)	200,000	209,507
Series K725 Class A1
2.67%, 05/25/23 (a)	263,257	267,723
Series K033 Class A2
3.06%, 07/25/23 (a)	381,000	397,455
Series K034 Class A2
3.53%, 07/25/23 (a)	100,000	106,035
Series K035 Class A2
3.46%, 08/25/23 (a)(e)(l)	983,000	1,040,270
Series K725 Class A2
3.00%, 01/25/24 (a)	1,000,000	1,049,124
Series K037 Class A2
3.49%, 01/25/24 (a)	350,000	372,675
Series K727 Class A2
2.95%, 07/25/24 (a)	100,000	104,672
Series K728 Class A2
3.06%, 08/25/24 (a)(e)(l)	400,000	421,041
Series K040 Class A2
3.24%, 09/25/24 (a)	100,000	106,514

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2019 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Series K042 Class A2
2.67%, 12/25/24 (a)	400,000	416,554
Series K043 Class A2
3.06%, 12/25/24 (a)	200,000	211,802
Series K044 Class A2
2.81%, 01/25/25 (a)	645,000	675,613
Series K045 Class A2
3.02%, 01/25/25 (a)	500,000	529,311
Series KS03 Class A4
3.16%, 05/25/25 (a)(e)(l)	150,000	159,144
Series K047 Class A2
3.33%, 05/25/25 (a)(e)(l)	400,000	432,080
Series K048 Class A2
3.28%, 06/25/25 (a)(e)(l)	1,150,000	1,239,872
Series K733 Class A2
3.75%, 08/25/25 (a)(e)(l)	1,400,000	1,537,859
Series K052 Class A2
3.15%, 11/25/25 (a)	100,000	107,483
Series K054 Class A2
2.75%, 01/25/26 (a)	10,000	10,534
Series K055 Class A2
2.67%, 03/25/26 (a)	680,000	714,401
Series K062 Class A2
3.41%, 12/25/26 (a)	1,750,000	1,928,090
3.22%, 03/25/27 (a)	250,000	272,255
Series K074 Class A1
3.60%, 09/25/27 (a)	147,122	159,567
Series K071 Class A2
3.29%, 11/25/27 (a)	2,000,000	2,195,727
Series K072 Class A2
3.44%, 12/25/27 (a)	900,000	999,250
Series K074 Class A2
3.60%, 01/25/28 (a)	2,125,000	2,382,878
Series K083 Class A2
4.05%, 09/25/28 (a)(e)(l)	250,000	291,341
Series K154 Class A2
3.42%, 04/25/32 (a)	100,000	111,892
Series K157 Class A2
3.99%, 05/25/33 (a)	360,000	423,499
GS Mortgage Securities Trust
Series 2012-GCJ7 Class A4
3.38%, 05/10/45 (a)	679,666	693,265
Series 2014-GC20 Class A5
4.00%, 04/10/47 (a)	225,000	243,054
JPMBB Commercial Mortgage Securities Trust
Series 2013-C17 Class A4
4.20%, 01/15/47 (a)	200,000	217,733
Series 2015-C33 Class A3
3.50%, 12/15/48 (a)	805,000	870,779
Series 2015-C33 Class A4
3.77%, 12/15/48 (a)	550,000	604,253
JPMDB Commercial Mortgage Securities Trust
Series 2018-C8 Class A3
3.94%, 06/15/51 (a)	300,000	339,220
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C11 Class A4
4.30%, 08/15/46 (a)(e)(l)	350,000	376,978
Series 2013-C13 Class A4
4.04%, 11/15/46 (a)	360,000	388,441
Series 2013-C8 Class AS
3.38%, 12/15/48 (a)	100,000	103,634
Series 2016-C28 Class A4
3.54%, 01/15/49 (a)	1,300,000	1,408,470
Morgan Stanley Capital I Trust
Series 2015-A4 Class A4
3.78%, 05/15/48 (a)	50,000	54,510
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Series 2015-UBS8 Class A4
3.81%, 12/15/48 (a)	400,000	438,550
Series 2011-C3 Class A4
4.12%, 07/15/49 (a)	285,000	289,606
UBS Commercial Mortgage Trust
Series 2017-C3 Class A4
3.43%, 08/15/50 (a)	200,000	217,641
Series 2017-C6 Class A5
3.58%, 12/15/50 (a)	600,000	660,858
UBS-Barclays Commercial Mortgage Trust
Series 2013-C5 Class A4
3.18%, 03/10/46 (a)	250,000	259,421
Wells Fargo Commercial Mortgage Trust
Series 2013-LC12 Class A4
4.22%, 07/15/46 (a)(e)(j)	1,409,000	1,518,363
Series 2015-C28 Class A3
3.29%, 05/15/48 (a)	300,000	317,317
Series 2016-NXS6 Class ASB
2.83%, 11/15/49 (a)	350,000	361,885
4.21%, 05/15/51 (a)	150,000	172,259
Series 2015-C30 Class A4
3.66%, 09/15/58 (a)	200,000	217,405
Series 2016-NXS5 Class A4
3.37%, 01/15/59 (a)	700,000	752,561
Series 2013-C33 Class A3
3.16%, 03/15/59 (a)	155,000	164,887
WFRBS Commercial Mortgage Trust
Series 2014-C20 Class ASB
3.64%, 05/15/47 (a)	969,632	1,003,021
		59,987,348

Covered 0.0%
Royal Bank of Canada
2.10%, 10/14/20	200,000	200,414
The Bank of Nova Scotia
1.88%, 04/26/21	500,000	500,359
		700,773

Mortgage-Backed Securities Pass-Through 26.6%
Fannie Mae
3.50%, 11/01/20 to 09/01/49 (a)	93,466,337	97,239,768
4.00%, 04/01/24 to 08/01/49 (a)	73,981,311	77,710,468
4.50%, 12/01/24 to 09/01/49 (a)	27,688,080	29,659,349
3.00%, 10/01/26 to 08/01/49 (a)	62,807,807	64,672,082
2.50%, 07/01/27 to 12/01/46 (a)	18,755,111	19,029,472
2.00%, 06/01/28 to 01/01/32 (a)	1,603,486	1,604,672
5.50%, 12/01/32 to 02/01/42 (a)	3,717,068	4,185,033
5.00%, 11/01/33 to 05/01/49 (a)	5,879,938	6,460,742
6.50%, 08/01/34 to 05/01/40 (a)	260,699	308,230
2.50%, 09/01/34 (a)	400,000	405,422
6.00%, 04/01/35 to 07/01/41 (a)	2,465,820	2,823,353
3.00%, 09/01/39 (a)	100,000	102,824
3.00%, 05/01/46 to 11/01/46 (a)(b)	11,337,111	11,707,833
3.50%, 09/01/49 (a)	2,500,000	2,579,176
Federal Home Loan Bank
3.50%, 06/01/33 (a)	509,571	529,588
Freddie Mac
2.00%, 08/01/23 to 12/01/31 (a)	1,093,087	1,095,766
4.00%, 03/01/24 to 06/01/49 (a)	41,430,215	43,507,422
3.50%, 01/01/26 to 06/01/49 (a)	57,283,823	59,629,737
3.00%, 08/01/26 to 03/01/48 (a)	49,721,236	51,250,067
2.50%, 04/01/27 to 12/01/46 (a)	11,484,759	11,660,990
6.00%, 05/01/32 to 10/01/38 (a)	810,486	928,787
5.50%, 12/01/34 to 08/01/41 (a)	1,954,367	2,200,562

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2019 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
5.00%, 12/01/35 to 11/01/48 (a)	3,424,886	3,764,210
6.50%, 02/01/36 (a)	146,620	170,033
4.50%, 02/01/39 to 08/01/49 (a)	14,161,661	15,088,849
4.50%, 07/01/42 (a)(b)	292,224	316,768
4.00%, 03/01/44 (a)(b)	761,372	807,508
Ginnie Mae
3.00%, 04/20/27 to 05/20/49 (a)	44,720,649	46,347,623
2.50%, 08/20/27 to 02/20/47 (a)	2,389,651	2,432,432
5.00%, 02/20/33 to 12/20/48 (a)	7,109,242	7,662,093
5.50%, 04/15/33 to 03/20/49 (a)	1,812,905	2,010,698
3.50%, 07/20/33 to 07/20/49 (a)	77,237,397	80,878,083
4.00%, 06/15/39 to 07/20/49 (a)	48,569,675	51,194,967
4.50%, 07/15/39 to 07/20/49 (a)	19,866,292	21,073,037
6.00%, 04/20/44 (a)	325,192	370,808
3.00%, 11/20/45 (a)(b)	3,437,917	3,562,241
3.00%, 08/20/49 (a)	1,000,000	1,032,260
Ginnie Mae TBA
3.00%, 09/19/49 (a)(m)	1,000,000	1,031,113
3.50%, 09/19/49 (a)(m)	3,500,000	3,636,992
4.00%, 09/19/49 (a)(m)	1,500,000	1,563,604
4.50%, 09/19/49 (a)(m)	5,500,000	5,755,234
5.00%, 09/19/49 (a)(m)	1,000,000	1,050,625
UMBS TBA
3.00%, 09/17/34 to 09/12/49 (a)(m)	14,500,000	14,829,775
3.50%, 09/17/34 to 09/12/49 (a)(m)	13,000,000	13,392,383
4.00%, 09/17/34 to 09/12/49 (a)(m)	10,000,000	10,388,795
4.50%, 09/12/49 (a)(m)	6,000,000	6,317,813
5.00%, 09/12/49 (a)(m)	6,000,000	6,407,813
		790,377,100
Total Securitized
(Cost $846,233,553)		864,566,586
Security	Number of Shares	Value ($)
Other Investment Company 3.0% of net assets

Money Market Fund 3.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.07% (n)	88,160,968	88,160,968
Total Other Investment Company
(Cost $88,160,968)		88,160,968
Issuer Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.5% of net assets

Government Related 0.5%
United States Treasury Bill
2.02%, 09/17/19 (o)	15,000,000	14,986,560
Total Short-Term Investment
(Cost $14,986,560)		14,986,560
*	Supranational bonds represent the debt of international organizations or institutions such as the World Bank, the International Monetary Fund, regional multilateral development banks and others.
(a)	The effective maturity may be shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or as the result of embedded demand features (puts or calls).
(b)	All or a portion of this security is designated as collateral for delayed-delivery securities.
(c)	Security converts to floating rate after the fixed-rate coupon period.
(d)	Perpetual security with no stated maturity date.
(e)	Variable-rate security.
(f)	Interest rate is subject to adjustments from time to time if a nationally recognized statistical rating organization downgrades (or subsequently upgrades) the debt rating assigned to the bond.
(g)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $12,903,564 or 0.4% of net assets.
(h)	Guaranteed by the Republic of Germany.
(i)	Zero Coupon Bond.
(j)	Security is a type of structured MBS that involves tranching (i.e. dividing) the underlying MBS pools’ cash flows into securities that have varying coupon and principal payback profiles. Tranches pay an investor an interest rate, which is determined by a formula set forth in the security’s offering documents. The floating interest rate may reset once a year and is generally tied to LIBOR, CMT, or COFI. A variable interest rate can also be affected by the current WAC.
(k)	Variable rate is determined by formula set forth in the security’s offering documents and is affected by the MBS pass-through rate, which is the rate earned from a securitized asset pool once management fees and guarantee fees have been paid to the securitizing corporation.
(l)	Variable rate is determined by formula set forth in the security’s offering documents and is affected by the current WAC.
(m)	Security or a portion of the security purchased on a delayed-delivery or when-issued basis.
(n)	The rate shown is the 7-day yield.
(o)	The rate shown is the purchase yield.

ACES —	Alternate Credit Enhancement Securities
CD —	Certificate of deposit
CMT —	Constant Maturity Treasury is an index published by the Federal Reserve Board based on the monthly average yield of a range of Treasury securities maturing at different periods, adjusted to the equivalent of a one-year maturity.
COFI —	Cost of Funds Index is a regional index of the average interest expenses paid by financial institutions on money market accounts, passbooks, CDs, and other liabilities.
GO —	General obligation
LIBOR —	London Interbank Offered Rate is the interest rate banks charge each other for short-term loans.
MBS —	Mortgage-Backed Security
RB —	Revenue bond
REIT —	Real Estate Investment Trust
TBA —	To-be-announced
UMBS —	Uniform Mortgage-Backed Securities are single-class securities backed by mortgage loans purchased by either Freddie Mac or Fannie Mae.
WAC —	Weighted Average Coupon, which is the weighted average gross interest rate of the securitized asset pool and is determined by the different speeds at which the underlying mortgages are paid down.

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2019 (continued)

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2019 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Corporates [1]	$—	$740,127,220	$—	$740,127,220
Treasuries	—	1,177,041,873	—	1,177,041,873
Government Related[1]	—	170,356,484	—	170,356,484
Securitized [1]	—	864,566,586	—	864,566,586
Other Investment Company[1]	88,160,968	—	—	88,160,968
Short-Term Investment[1]	—	14,986,560	—	14,986,560
Total	$88,160,968	$2,967,078,723	$—	$3,055,239,691
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Taxable Bond Funds  |  Annual Report
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Schwab U.S. Aggregate Bond Index Fund
Statement of Assets and Liabilities

As of August 31, 2019
Assets
Investments in unaffiliated issuers, at value (cost $2,906,138,630)		$3,055,239,691
Cash		263,689
Receivables:
Investments sold		46,052,509
Interest		17,015,321
Fund shares sold		12,345,844
Dividends		78,153
Income from securities on loan	+	292
Total assets		3,130,995,499
Liabilities
Payables:
Investments bought		60,630,406
Investments bought — delayed-delivery		72,670,053
Investment adviser fees		99,229
Fund shares redeemed		25,150,501
Distributions to shareholders	+	1,054,265
Total liabilities		159,604,454
Net Assets
Total assets		3,130,995,499
Total liabilities	–	159,604,454
Net assets		$2,971,391,045
Net Assets by Source
Capital received from investors		2,838,551,230
Total distributable earnings[1]		132,839,815

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$2,971,391,045		284,091,753		$10.46

[1]	The SEC eliminated the requirement to disclose total distributable earnings (loss) by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions (see financial note 8 for additional information).

Schwab Taxable Bond Funds  |  Annual Report
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Schwab U.S. Aggregate Bond Index Fund
Statement of Operations

For the period September 1, 2018 through August 31, 2019
Investment Income
Interest		$70,105,234
Dividends		601,690
Securities on loan, net	+	639
Total investment income		70,707,563
Expenses
Investment adviser fees		973,757
Total expenses	–	973,757
Net investment income		69,733,806
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(3,081,352)
Net realized gains on TBA sale commitments	+	782
Net realized losses		(3,080,570)
Net change in unrealized appreciation (depreciation) on investments	+	189,061,092
Net realized and unrealized gains		185,980,522
Increase in net assets resulting from operations		$255,714,328

Schwab Taxable Bond Funds  |  Annual Report
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Schwab U.S. Aggregate Bond Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	9/1/18-8/31/19		9/1/17-8/31/18
Net investment income		$69,733,806	$44,506,549
Net realized losses		(3,080,570)	(7,702,870)
Net change in unrealized appreciation (depreciation)	+	189,061,092	(54,370,254)
Increase (decrease) in net assets from operations		255,714,328	(17,566,575)
Distributions to Shareholders1
Total distributions		($72,211,474)	($46,937,145)

Transactions in Fund Shares
		9/1/18-8/31/19		9/1/17-8/31/18
		SHARES	VALUE	SHARES	VALUE
Shares sold		171,989,490	$1,698,925,657	89,150,026	$884,746,501
Shares reinvested		6,224,597	62,019,990	4,341,078	42,871,206
Shares redeemed	+	(99,160,370)	(979,041,765)	(30,667,099)	(302,437,168)
Net transactions in fund shares		79,053,717	$781,903,882	62,824,005	$625,180,539
Shares Outstanding and Net Assets
		9/1/18-8/31/19		9/1/17-8/31/18
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		205,038,036	$2,005,984,309	142,214,031	$1,445,307,490
Total increase	+	79,053,717	965,406,736	62,824,005	560,676,819
End of period[2]		284,091,753	$2,971,391,045	205,038,036	$2,005,984,309
[1]	For the period ended August 31, 2018, the fund distributed to shareholders $46,937,145 from net investment income. The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018 (see financial note 8 for additional information).
[2]	End of period - Net assets include distributions in excess of net investment income of ($1) at August 31, 2018. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

Schwab Taxable Bond Funds  |  Annual Report
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Schwab Short-Term Bond Index Fund
Financial Statements
Financial Highlights
	9/1/18– 8/31/19	9/1/17– 8/31/18	2/23/17 [1]– 8/31/17
Per-Share Data
Net asset value at beginning of period	$9.80	$10.04	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	0.24	0.19	0.08
Net realized and unrealized gains (losses)	0.33	(0.24)	0.04
Total from investment operations	0.57	(0.05)	0.12
Less distributions:
Distributions from net investment income	(0.24)	(0.19)	(0.08)
Net asset value at end of period	$10.13	$9.80	$10.04
Total return	5.89%	(0.51%)	1.25% [3]
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.06%	0.06%	0.06% [4]
Net investment income (loss)	2.43%	1.92%	1.64% [4]
Portfolio turnover rate	46%	61%	49% [3],[5]
Net assets, end of period (x 1,000,000)	$877	$522	$381

1
Commencement of operations.
2
Calculated based on the average shares outstanding during the period.
3
Not annualized.
4
Annualized.
5
Portfolio turnover rate excludes in-kind transactions.

Schwab Taxable Bond Funds  |  Annual Report
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Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2019

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Effective March 31, 2019, Form N-PORT Part F has replaced Form N-Q. The fund’s Form N-Q and Form N-PORT Part F are available on the SEC’s website at www.sec.gov. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.
For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date based on each security’s rate reset date. The reference rate and spread used is shown parenthetically in the security description, if available; if not, the reference rate is described in a footnote. The maturity date shown for all the securities is the final legal maturity.

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Corporates 25.5% of net assets

Financial Institutions 10.6%
Banking 8.5%
American Express Co.
3.38%, 05/17/21 (a)	150,000	153,296
3.70%, 11/05/21 (a)	150,000	155,259
2.50%, 08/01/22 (a)	250,000	253,604
2.65%, 12/02/22	500,000	510,007
3.70%, 08/03/23 (a)	250,000	265,110
3.40%, 02/22/24 (a)	50,000	52,766
2.50%, 07/30/24 (a)	250,000	254,997
American Express Credit Corp.
2.60%, 09/14/20 (a)	338,000	339,918
2.25%, 05/05/21 (a)	300,000	301,563
Australia & New Zealand Banking Group Ltd.
2.30%, 06/01/21	500,000	502,940
2.63%, 11/09/22	250,000	255,399
Banco Bilbao Vizcaya Argentaria S.A.
3.00%, 10/20/20	250,000	252,208
Banco Santander S.A.
3.50%, 04/11/22	200,000	206,181
3.85%, 04/12/23	200,000	209,116
2.71%, 06/27/24	200,000	203,697
Bank of America Corp.
2.63%, 10/19/20	400,000	403,138
5.00%, 05/13/21	390,000	408,820
2.33%, 10/01/21 (a)(b)	300,000	300,545
5.70%, 01/24/22	750,000	814,166
3.50%, 05/17/22 (a)(b)	150,000	153,403
3.30%, 01/11/23	100,000	104,018
4.10%, 07/24/23	150,000	161,255
3.00%, 12/20/23 (a)(b)	750,000	770,249
4.13%, 01/22/24	250,000	270,613
3.55%, 03/05/24 (a)(b)	250,000	261,423
4.00%, 04/01/24	250,000	270,490
3.86%, 07/23/24 (a)(b)	600,000	637,388
4.20%, 08/26/24	350,000	377,773
3.46%, 03/15/25 (a)(b)	200,000	210,239
Bank of America NA
3.34%, 01/25/23 (a)(b)	250,000	257,782
Bank of Montreal
3.10%, 04/13/21	150,000	152,805
2.35%, 09/11/22	300,000	304,325
2.55%, 11/06/22 (a)	150,000	152,842
3.30%, 02/05/24	200,000	209,698
2.50%, 06/28/24	200,000	202,967
4.34%, 10/05/28 (a)(b)	100,000	106,329
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Barclays Bank PLC
5.14%, 10/14/20	100,000	102,394
2.65%, 01/11/21 (a)	300,000	301,393
Barclays PLC
3.25%, 01/12/21	100,000	100,972
3.20%, 08/10/21	200,000	202,027
3.68%, 01/10/23 (a)	200,000	203,351
4.61%, 02/15/23 (a)(b)	200,000	207,340
4.34%, 05/16/24 (a)(b)	200,000	208,565
3.93%, 05/07/25 (a)(b)	200,000	205,730
BB&T Corp.
2.15%, 02/01/21 (a)	250,000	250,496
3.20%, 09/03/21 (a)	250,000	255,435
3.75%, 12/06/23 (a)	200,000	213,552
2.50%, 08/01/24 (a)	100,000	101,666
BBVA USA
2.50%, 08/27/24 (a)	250,000	250,971
BNP Paribas S.A.
5.00%, 01/15/21	400,000	415,557
BPCE S.A.
2.75%, 12/02/21	250,000	253,943
4.00%, 04/15/24	250,000	270,279
Branch Banking & Trust Co.
2.63%, 01/15/22 (a)	200,000	202,898
Canadian Imperial Bank of Commerce
2.70%, 02/02/21	250,000	252,640
3.50%, 09/13/23	150,000	158,835
3.10%, 04/02/24	150,000	155,652
Capital One Bank USA NA
3.38%, 02/15/23	250,000	258,115
Capital One Financial Corp.
4.75%, 07/15/21	150,000	156,857
3.05%, 03/09/22 (a)	350,000	358,180
3.20%, 01/30/23 (a)	150,000	154,497
3.90%, 01/29/24 (a)	150,000	159,279
Capital One NA
2.65%, 08/08/22 (a)	250,000	253,656
Citibank NA
3.17%, 02/19/22 (a)(b)	250,000	253,774
3.65%, 01/23/24 (a)	250,000	266,397
Citigroup, Inc.
2.65%, 10/26/20	800,000	804,943
2.70%, 03/30/21	150,000	151,570
2.35%, 08/02/21	400,000	402,685
2.90%, 12/08/21 (a)	250,000	254,422
4.50%, 01/14/22	300,000	316,637
2.75%, 04/25/22 (a)	100,000	101,827
4.05%, 07/30/22	100,000	104,912
2.70%, 10/27/22 (a)	650,000	661,339
3.14%, 01/24/23 (a)(b)	150,000	153,456
3.50%, 05/15/23	100,000	104,090

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2019 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.88%, 07/24/23 (a)(b)	250,000	254,570
3.88%, 10/25/23	100,000	106,745
4.04%, 06/01/24 (a)(b)	150,000	159,752
3.35%, 04/24/25 (a)(b)	350,000	365,319
Citizens Bank NA
2.25%, 10/30/20 (a)	250,000	250,400
2.65%, 05/26/22 (a)	250,000	253,940
Comerica, Inc.
3.70%, 07/31/23 (a)	100,000	105,778
Commonwealth Bank of Australia
2.55%, 03/15/21	250,000	252,251
Cooperatieve Rabobank UA
2.50%, 01/19/21	528,000	531,729
3.13%, 04/26/21	250,000	254,461
3.88%, 02/08/22	250,000	261,311
2.75%, 01/10/23	250,000	256,850
4.63%, 12/01/23	250,000	270,432
Credit Suisse Group Funding Guernsey Ltd.
3.13%, 12/10/20	250,000	252,873
3.45%, 04/16/21	305,000	310,600
3.80%, 09/15/22	250,000	260,997
3.80%, 06/09/23	250,000	262,608
Deutsche Bank AG
3.15%, 01/22/21	200,000	199,354
3.38%, 05/12/21	100,000	100,000
4.25%, 10/14/21	500,000	508,621
5.00%, 02/14/22	200,000	207,375
3.30%, 11/16/22	100,000	99,463
3.95%, 02/27/23	250,000	253,596
3.70%, 05/30/24	100,000	99,861
Discover Bank
3.20%, 08/09/21 (a)	250,000	254,518
4.20%, 08/08/23	250,000	268,581
Fifth Third Bancorp
3.65%, 01/25/24 (a)	250,000	265,230
Fifth Third Bank
2.88%, 10/01/21 (a)	200,000	203,126
Fifth Third Bank/Cincinnati OH
2.20%, 10/30/20 (a)	200,000	200,490
2.25%, 06/14/21 (a)	250,000	251,020
HSBC Holdings PLC
3.40%, 03/08/21	228,000	231,709
5.10%, 04/05/21	250,000	261,029
2.95%, 05/25/21	467,000	472,550
2.65%, 01/05/22	200,000	202,080
3.26%, 03/13/23 (a)(b)	400,000	408,614
3.03%, 11/22/23 (a)(b)	350,000	355,910
4.25%, 03/14/24	250,000	263,947
3.95%, 05/18/24 (a)(b)	200,000	210,004
3.80%, 03/11/25 (a)(b)	400,000	417,940
Huntington Bancshares, Inc.
2.30%, 01/14/22 (a)	250,000	251,264
ING Groep N.V.
3.15%, 03/29/22	250,000	256,376
4.10%, 10/02/23	200,000	213,840
JPMorgan Chase & Co.
4.25%, 10/15/20	250,000	256,172
2.55%, 03/01/21 (a)	250,000	252,048
4.63%, 05/10/21	650,000	677,569
2.40%, 06/07/21 (a)	150,000	150,967
2.30%, 08/15/21 (a)	250,000	250,711
4.35%, 08/15/21	200,000	208,748
4.50%, 01/24/22	650,000	688,149
3.25%, 09/23/22	250,000	259,196
2.97%, 01/15/23 (a)	500,000	510,491
Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.20%, 01/25/23	150,000	155,903
3.38%, 05/01/23	500,000	518,398
2.70%, 05/18/23 (a)	200,000	204,747
3.88%, 02/01/24	150,000	161,390
3.56%, 04/23/24 (a)(b)	150,000	157,581
3.63%, 05/13/24	200,000	214,007
3.80%, 07/23/24 (a)(b)	250,000	265,677
4.02%, 12/05/24 (a)(b)	250,000	268,855
3.22%, 03/01/25 (a)(b)	300,000	313,725
KeyBank NA
3.38%, 03/07/23	250,000	261,056
KeyCorp
2.90%, 09/15/20	400,000	403,371
Lloyds Bank PLC
3.30%, 05/07/21	200,000	203,401
2.25%, 08/14/22	200,000	200,274
Lloyds Banking Group PLC
3.10%, 07/06/21	300,000	304,488
3.00%, 01/11/22	300,000	304,027
4.05%, 08/16/23	200,000	209,829
2.91%, 11/07/23 (a)(b)	200,000	200,734
M&T Bank Corp.
3.55%, 07/26/23 (a)	250,000	263,923
Mitsubishi UFJ Financial Group, Inc.
2.95%, 03/01/21	441,000	445,925
3.54%, 07/26/21	100,000	102,517
2.19%, 09/13/21	200,000	200,153
3.00%, 02/22/22	250,000	254,945
3.22%, 03/07/22	100,000	102,565
2.67%, 07/25/22	150,000	151,868
3.46%, 03/02/23	150,000	156,357
3.76%, 07/26/23	250,000	264,497
3.41%, 03/07/24	200,000	210,349
2.80%, 07/18/24	200,000	204,742
Mizuho Financial Group, Inc.
2.27%, 09/13/21	200,000	200,240
2.95%, 02/28/22	200,000	203,719
3.55%, 03/05/23	300,000	313,563
2.84%, 07/16/25 (a)(b)	200,000	204,253
Morgan Stanley
5.75%, 01/25/21	650,000	682,325
2.50%, 04/21/21	250,000	251,465
5.50%, 07/28/21	150,000	159,194
2.75%, 05/19/22	500,000	508,777
4.88%, 11/01/22	150,000	161,419
3.13%, 01/23/23	300,000	309,434
3.75%, 02/25/23	150,000	157,866
4.10%, 05/22/23	100,000	105,951
3.74%, 04/24/24 (a)(b)	500,000	526,197
3.88%, 04/29/24	350,000	375,769
2.72%, 07/22/25 (a)(b)	250,000	255,005
National Australia Bank Ltd.
2.50%, 01/12/21	250,000	251,804
1.88%, 07/12/21	250,000	249,731
2.50%, 05/22/22	250,000	254,060
2.88%, 04/12/23	300,000	308,892
National Bank of Canada
2.20%, 11/02/20 (a)	250,000	250,696
Northern Trust Corp.
3.38%, 08/23/21	150,000	154,312
PNC Bank NA
2.50%, 01/22/21 (a)	200,000	201,427
2.63%, 02/17/22 (a)	300,000	305,044
2.70%, 11/01/22 (a)	250,000	254,248
3.50%, 06/08/23 (a)	250,000	263,866

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2019 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Regions Financial Corp.
3.20%, 02/08/21 (a)	350,000	354,847
3.80%, 08/14/23 (a)	150,000	158,850
Royal Bank of Canada
2.50%, 01/19/21	150,000	151,290
3.20%, 04/30/21	200,000	204,452
2.75%, 02/01/22	100,000	102,176
2.80%, 04/29/22	150,000	153,268
3.70%, 10/05/23	175,000	186,169
2.55%, 07/16/24	250,000	254,650
Royal Bank of Scotland Group PLC
6.13%, 12/15/22	200,000	216,494
3.50%, 05/15/23 (a)(b)	200,000	202,507
6.10%, 06/10/23	50,000	54,254
3.88%, 09/12/23	400,000	412,356
6.00%, 12/19/23	200,000	217,927
5.13%, 05/28/24	200,000	211,802
4.52%, 06/25/24 (a)(b)	200,000	210,046
4.27%, 03/22/25 (a)(b)	200,000	209,019
Santander Holdings USA, Inc.
3.70%, 03/28/22 (a)	261,000	267,909
3.40%, 01/18/23 (a)	100,000	102,931
3.50%, 06/07/24 (a)	100,000	103,348
Santander UK Group Holdings PLC
2.88%, 10/16/20	200,000	200,982
3.13%, 01/08/21	250,000	252,052
2.88%, 08/05/21	200,000	200,922
3.57%, 01/10/23 (a)	200,000	203,790
3.37%, 01/05/24 (a)(b)	250,000	254,661
Santander UK PLC
4.00%, 03/13/24	200,000	212,963
Skandinaviska Enskilda Banken AB
2.63%, 03/15/21	250,000	252,316
State Street Corp.
1.95%, 05/19/21	250,000	250,071
3.10%, 05/15/23	250,000	259,531
3.78%, 12/03/24 (a)(b)	100,000	106,712
Sumitomo Mitsui Financial Group, Inc.
2.93%, 03/09/21	255,000	258,127
2.06%, 07/14/21	150,000	149,864
2.44%, 10/19/21	300,000	301,903
2.78%, 07/12/22	250,000	254,530
2.78%, 10/18/22	150,000	152,904
3.10%, 01/17/23	250,000	258,036
3.75%, 07/19/23	200,000	211,583
2.70%, 07/16/24	400,000	406,763
SunTrust Bank
3.53%, 10/26/21 (a)(b)	150,000	152,286
2.80%, 05/17/22 (a)	100,000	101,913
3.20%, 04/01/24 (a)	100,000	104,754
3.69%, 08/02/24 (a)(b)	100,000	105,446
SunTrust Banks, Inc.
2.90%, 03/03/21 (a)	250,000	252,911
2.70%, 01/27/22 (a)	250,000	253,450
Svenska Handelsbanken AB
1.95%, 09/08/20	250,000	249,990
2.40%, 10/01/20	41,000	41,158
2.45%, 03/30/21	300,000	302,182
1.88%, 09/07/21	250,000	249,104
Synchrony Bank
3.00%, 06/15/22 (a)	250,000	254,627
Synchrony Financial
2.85%, 07/25/22 (a)	100,000	101,390
4.25%, 08/15/24 (a)	150,000	159,596
Security Rate, Maturity Date	Face Amount ($)	Value ($)
The Bank of New York Mellon Corp.
2.45%, 11/27/20 (a)	200,000	200,968
2.05%, 05/03/21 (a)	350,000	350,944
2.60%, 02/07/22 (a)	250,000	254,187
2.95%, 01/29/23 (a)	150,000	154,733
3.50%, 04/28/23	250,000	263,705
2.66%, 05/16/23 (a)(b)	100,000	101,699
2.20%, 08/16/23 (a)	100,000	100,831
3.65%, 02/04/24 (a)	150,000	160,154
The Bank of Nova Scotia
3.13%, 04/20/21	150,000	152,946
2.80%, 07/21/21	150,000	152,490
2.70%, 03/07/22	500,000	509,599
2.38%, 01/18/23	150,000	151,641
3.40%, 02/11/24	250,000	263,623
4.65%, Perpetual (a)(b)(c)	100,000	98,502
The Goldman Sachs Group, Inc.
2.75%, 09/15/20 (a)	300,000	301,588
2.60%, 12/27/20 (a)	250,000	250,370
2.88%, 02/25/21 (a)	250,000	252,449
2.63%, 04/25/21 (a)	250,000	251,998
5.25%, 07/27/21	450,000	475,598
2.35%, 11/15/21 (a)	250,000	250,513
5.75%, 01/24/22	305,000	330,430
3.00%, 04/26/22 (a)	350,000	354,680
2.88%, 10/31/22 (a)(b)	250,000	253,497
3.63%, 01/22/23	150,000	156,993
3.20%, 02/23/23 (a)	250,000	258,439
2.91%, 06/05/23 (a)(b)	350,000	356,308
2.91%, 07/24/23 (a)(b)	300,000	304,911
3.63%, 02/20/24 (a)	150,000	158,283
4.00%, 03/03/24	300,000	322,658
3.85%, 07/08/24 (a)	100,000	106,682
The Huntington National Bank
3.55%, 10/06/23 (a)	250,000	264,105
The PNC Financial Services Group, Inc.
2.85%, 11/09/22	250,000	255,981
3.50%, 01/23/24 (a)	200,000	212,806
The Toronto-Dominion Bank
2.50%, 12/14/20	550,000	553,771
2.55%, 01/25/21	500,000	504,488
3.50%, 07/19/23	150,000	159,079
3.25%, 03/11/24	150,000	157,909
2.65%, 06/12/24	200,000	205,344
US Bancorp
2.35%, 01/29/21 (a)	150,000	150,838
4.13%, 05/24/21 (a)	100,000	103,535
3.00%, 03/15/22 (a)	150,000	153,919
2.95%, 07/15/22 (a)	150,000	153,926
3.38%, 02/05/24 (a)	250,000	264,734
2.40%, 07/30/24 (a)	150,000	152,945
US Bank NA
2.05%, 10/23/20 (a)	500,000	500,868
3.40%, 07/24/23 (a)	250,000	263,455
Wells Fargo & Co.
2.55%, 12/07/20	350,000	352,062
3.00%, 01/22/21	250,000	253,471
2.50%, 03/04/21	250,000	251,562
4.60%, 04/01/21	400,000	415,831
2.10%, 07/26/21	528,000	528,590
3.50%, 03/08/22	200,000	207,118
2.63%, 07/22/22	500,000	508,615
3.07%, 01/24/23 (a)	250,000	255,778
3.45%, 02/13/23	250,000	259,871
4.13%, 08/15/23	100,000	106,790

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2019 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
4.48%, 01/16/24	100,000	108,466
3.75%, 01/24/24 (a)	400,000	426,203
Wells Fargo Bank NA
3.63%, 10/22/21 (a)	250,000	257,995
3.55%, 08/14/23 (a)	250,000	264,225
Westpac Banking Corp.
2.60%, 11/23/20	250,000	251,921
2.00%, 08/19/21	150,000	150,210
3.65%, 05/15/23	500,000	529,785
3.30%, 02/26/24	150,000	158,125
Zions Bancorp NA
3.35%, 03/04/22 (a)	250,000	256,089
		74,605,028
Brokerage/Asset Managers/Exchanges 0.2%
Ameriprise Financial, Inc.
4.00%, 10/15/23	150,000	161,301
BlackRock, Inc.
3.38%, 06/01/22	250,000	261,125
Brookfield Finance, Inc.
4.00%, 04/01/24 (a)	100,000	106,731
E*TRADE Financial Corp.
2.95%, 08/24/22 (a)	300,000	306,294
Eaton Vance Corp.
3.63%, 06/15/23	100,000	105,052
Intercontinental Exchange, Inc.
2.75%, 12/01/20 (a)	200,000	201,760
2.35%, 09/15/22 (a)	100,000	101,151
4.00%, 10/15/23	100,000	107,459
Invesco Finance PLC
4.00%, 01/30/24	100,000	106,508
Jefferies Financial Group, Inc.
5.50%, 10/18/23 (a)	100,000	108,819
Jefferies Group LLC
6.88%, 04/15/21	250,000	266,725
Stifel Financial Corp.
4.25%, 07/18/24	100,000	105,933
TD Ameritrade Holding Corp.
2.95%, 04/01/22 (a)	100,000	102,432
3.75%, 04/01/24 (a)	100,000	107,027
		2,148,317
Finance Companies 0.4%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust
4.50%, 05/15/21	200,000	206,372
3.95%, 02/01/22 (a)	500,000	518,403
3.30%, 01/23/23 (a)	150,000	153,829
4.88%, 01/16/24 (a)	150,000	163,000
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
2.88%, 08/14/24 (a)	150,000	150,448
Air Lease Corp.
2.50%, 03/01/21	200,000	200,907
2.63%, 07/01/22 (a)	155,000	156,458
2.75%, 01/15/23 (a)	350,000	354,162
4.25%, 02/01/24 (a)	100,000	106,802
Aircastle Ltd.
4.40%, 09/25/23 (a)	150,000	158,594
4.13%, 05/01/24 (a)	100,000	104,541
GATX Corp.
4.85%, 06/01/21	250,000	261,193
4.35%, 02/15/24 (a)	100,000	107,850
Security Rate, Maturity Date	Face Amount ($)	Value ($)
GE Capital International Funding Co.
2.34%, 11/15/20	478,000	474,882
International Lease Finance Corp.
4.63%, 04/15/21	28,000	28,916
5.88%, 08/15/22	90,000	98,882
		3,245,239
Financial Other 0.0%
ORIX Corp.
2.90%, 07/18/22	80,000	81,745
Insurance 0.9%
Aetna, Inc.
2.75%, 11/15/22 (a)	300,000	304,224
Aflac, Inc.
3.63%, 06/15/23	150,000	158,742
American International Group, Inc.
3.30%, 03/01/21 (a)	150,000	152,549
4.88%, 06/01/22	200,000	214,398
4.13%, 02/15/24	100,000	107,826
Anthem, Inc.
2.50%, 11/21/20	100,000	100,527
3.70%, 08/15/21 (a)	300,000	307,942
3.30%, 01/15/23	200,000	206,775
3.50%, 08/15/24 (a)	100,000	104,917
Aon PLC
3.50%, 06/14/24 (a)	150,000	158,760
Assured Guaranty US Holdings, Inc.
5.00%, 07/01/24	100,000	110,923
Berkshire Hathaway Finance Corp.
3.00%, 05/15/22	350,000	361,944
Berkshire Hathaway, Inc.
2.20%, 03/15/21 (a)	150,000	150,989
3.75%, 08/15/21	150,000	155,307
2.75%, 03/15/23 (a)	150,000	154,880
Chubb INA Holdings, Inc.
2.30%, 11/03/20 (a)	161,000	161,659
2.88%, 11/03/22 (a)	100,000	102,999
2.70%, 03/13/23	150,000	153,666
Cigna Holding Co.
4.50%, 03/15/21 (a)	100,000	102,890
4.00%, 02/15/22 (a)	100,000	104,070
CNA Financial Corp.
5.75%, 08/15/21	100,000	106,633
Humana, Inc.
2.90%, 12/15/22 (a)	150,000	153,134
Lincoln National Corp.
4.00%, 09/01/23	150,000	160,191
Loews Corp.
2.63%, 05/15/23 (a)	150,000	152,457
Marsh & McLennan Cos., Inc.
4.80%, 07/15/21 (a)	150,000	156,324
3.30%, 03/14/23 (a)	100,000	103,946
3.88%, 03/15/24 (a)	100,000	107,335
3.50%, 06/03/24 (a)	100,000	105,648
MetLife, Inc.
3.05%, 12/15/22	250,000	258,379
3.60%, 04/10/24	150,000	159,930
Principal Financial Group, Inc.
3.30%, 09/15/22	100,000	103,593
Prudential Financial, Inc.
3.50%, 05/15/24	100,000	106,789
5.88%, 09/15/42 (a)(b)	100,000	107,187

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2019 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
5.63%, 06/15/43 (a)(b)	150,000	161,020
5.20%, 03/15/44 (a)(b)	100,000	104,902
Reinsurance Group of America, Inc.
4.70%, 09/15/23	100,000	109,125
The Allstate Corp.
3.15%, 06/15/23	150,000	156,617
5.75%, 08/15/53 (a)(b)	75,000	79,989
UnitedHealth Group, Inc.
2.13%, 03/15/21	150,000	150,377
2.88%, 12/15/21	150,000	153,089
3.35%, 07/15/22	350,000	363,512
2.38%, 10/15/22	100,000	101,362
2.75%, 02/15/23 (a)	250,000	255,865
3.50%, 06/15/23	100,000	105,582
Unum Group
4.00%, 03/15/24	70,000	74,394
Voya Financial, Inc.
5.65%, 05/15/53 (a)(b)	100,000	105,139
Willis Towers Watson PLC
5.75%, 03/15/21	400,000	420,711
WR Berkley Corp.
4.63%, 03/15/22	100,000	106,082
		7,605,299
REITs 0.6%
Alexandria Real Estate Equities, Inc.
3.90%, 06/15/23 (a)	100,000	106,363
American Campus Communities Operating Partnership LP
3.75%, 04/15/23 (a)	100,000	104,870
AvalonBay Communities, Inc.
2.95%, 09/15/22 (a)	100,000	102,837
Boston Properties LP
3.85%, 02/01/23 (a)	250,000	263,869
3.80%, 02/01/24 (a)	150,000	159,594
Corporate Office Properties LP
3.70%, 06/15/21 (a)	100,000	101,374
Digital Realty Trust LP
2.75%, 02/01/23 (a)	200,000	202,880
Duke Realty LP
4.38%, 06/15/22 (a)	250,000	264,154
ERP Operating LP
3.00%, 04/15/23 (a)	250,000	259,011
Essex Portfolio LP
3.63%, 08/15/22 (a)	100,000	103,879
HCP, Inc.
4.00%, 12/01/22 (a)	50,000	52,819
4.25%, 11/15/23 (a)	100,000	107,504
4.20%, 03/01/24 (a)	100,000	108,214
Healthcare Trust of America Holdings LP
3.38%, 07/15/21 (a)	200,000	203,697
2.95%, 07/01/22 (a)	250,000	254,572
Hospitality Properties Trust
5.00%, 08/15/22 (a)	250,000	262,758
Host Hotels & Resorts LP
3.75%, 10/15/23 (a)	150,000	156,567
Kimco Realty Corp.
3.20%, 05/01/21 (a)	150,000	152,366
3.40%, 11/01/22 (a)	75,000	77,705
Liberty Property LP
3.38%, 06/15/23 (a)	100,000	103,844
4.40%, 02/15/24 (a)	100,000	108,472
Security Rate, Maturity Date	Face Amount ($)	Value ($)
National Retail Properties, Inc.
3.80%, 10/15/22 (a)	100,000	104,252
3.90%, 06/15/24 (a)	100,000	106,121
Office Properties Income Trust
4.00%, 07/15/22 (a)	175,000	178,875
4.25%, 05/15/24 (a)	100,000	102,062
Piedmont Operating Partnership LP
3.40%, 06/01/23 (a)	100,000	101,552
Realty Income Corp.
3.25%, 10/15/22 (a)	250,000	259,282
4.65%, 08/01/23 (a)	100,000	109,226
Simon Property Group LP
2.50%, 09/01/20 (a)	28,000	28,108
4.38%, 03/01/21 (a)	250,000	257,330
2.35%, 01/30/22 (a)	150,000	151,421
2.75%, 06/01/23 (a)	250,000	256,636
3.75%, 02/01/24 (a)	100,000	107,093
SL Green Operating Partnership LP
3.25%, 10/15/22 (a)	100,000	102,237
Ventas Realty LP
3.13%, 06/15/23 (a)	150,000	154,890
Welltower, Inc.
5.25%, 01/15/22 (a)	150,000	160,539
3.95%, 09/01/23 (a)	150,000	159,886
3.63%, 03/15/24 (a)	150,000	158,177
		5,755,036
		93,440,664

Industrial 13.8%
Basic Industry 0.6%
Air Products & Chemicals, Inc.
2.75%, 02/03/23	79,000	81,055
ArcelorMittal
6.25%, 02/25/22 (d)(e)	250,000	271,421
3.60%, 07/16/24	200,000	203,102
Barrick Gold Corp.
3.85%, 04/01/22	100,000	104,247
BHP Billiton Finance USA Ltd.
3.85%, 09/30/23	100,000	107,476
Celanese US Holdings LLC
3.50%, 05/08/24 (a)	100,000	104,210
Domtar Corp.
4.40%, 04/01/22 (a)	250,000	260,978
DuPont de Nemours, Inc.
3.77%, 11/15/20	150,000	153,134
4.21%, 11/15/23 (a)	300,000	323,327
Eastman Chemical Co.
3.50%, 12/01/21	150,000	153,766
Ecolab, Inc.
4.35%, 12/08/21	150,000	157,756
3.25%, 01/14/23 (a)	100,000	103,961
International Flavors & Fragrances, Inc.
3.40%, 09/25/20	100,000	101,341
International Paper Co.
4.75%, 02/15/22 (a)	124,000	131,114
3.65%, 06/15/24 (a)	100,000	106,156
Kinross Gold Corp.
5.95%, 03/15/24 (a)	100,000	111,660
LYB International Finance BV
4.00%, 07/15/23	150,000	159,789

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2019 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
LyondellBasell Industries N.V.
6.00%, 11/15/21 (a)	200,000	214,232
Newmont Goldcorp Corp.
3.63%, 06/09/21 (a)	100,000	101,991
3.70%, 03/15/23 (a)	200,000	208,483
Nucor Corp.
4.00%, 08/01/23 (a)	100,000	106,733
Nutrien Ltd.
3.15%, 10/01/22 (a)	200,000	204,221
Packaging Corp. of America
2.45%, 12/15/20	50,000	50,072
4.50%, 11/01/23 (a)	100,000	107,745
PPG Industries, Inc.
2.40%, 08/15/24 (a)	100,000	100,671
Praxair, Inc.
4.05%, 03/15/21	250,000	257,862
2.70%, 02/21/23 (a)	100,000	102,268
RPM International, Inc.
3.45%, 11/15/22 (a)	250,000	256,966
SASOL Financing USA LLC
5.88%, 03/27/24 (a)	200,000	215,490
The Dow Chemical Co.
4.13%, 11/15/21 (a)	150,000	155,747
3.00%, 11/15/22 (a)	150,000	153,268
The Mosaic Co.
3.25%, 11/15/22 (a)	250,000	256,369
The Sherwin-Williams Co.
2.75%, 06/01/22 (a)	113,000	114,789
Vale Overseas Ltd.
4.38%, 01/11/22	100,000	103,875
Weyerhaeuser Co.
4.63%, 09/15/23	100,000	108,574
		5,453,849
Capital Goods 1.4%
3M Co.
1.75%, 02/14/23 (a)	100,000	99,863
2.25%, 03/15/23 (a)	150,000	152,161
3.25%, 02/14/24 (a)	150,000	158,533
ABB Finance USA, Inc.
2.88%, 05/08/22	100,000	102,494
3.38%, 04/03/23 (a)	125,000	130,780
Caterpillar Financial Services Corp.
1.85%, 09/04/20	250,000	250,036
1.70%, 08/09/21	100,000	99,554
3.15%, 09/07/21	250,000	256,607
1.93%, 10/01/21	250,000	249,544
2.55%, 11/29/22	125,000	127,257
3.45%, 05/15/23	150,000	157,807
2.85%, 05/17/24	100,000	103,762
Caterpillar, Inc.
3.40%, 05/15/24 (a)	100,000	106,527
CNH Industrial Capital LLC
4.38%, 11/06/20	100,000	102,237
4.88%, 04/01/21	100,000	103,639
4.20%, 01/15/24	50,000	52,795
CNH Industrial N.V.
4.50%, 08/15/23	100,000	107,017
Eaton Corp.
2.75%, 11/02/22	150,000	153,085
Embraer Overseas Ltd.
5.70%, 09/16/23 (f)	100,000	110,626
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Emerson Electric Co.
2.63%, 12/01/21 (a)	150,000	152,650
Flowserve Corp.
3.50%, 09/15/22 (a)	100,000	101,412
Fortive Corp.
2.35%, 06/15/21 (a)	250,000	250,062
Fortune Brands Home & Security, Inc.
4.00%, 09/21/23 (a)	100,000	106,376
General Dynamics Corp.
3.00%, 05/11/21	100,000	101,948
2.25%, 11/15/22 (a)	200,000	202,480
3.38%, 05/15/23 (a)	300,000	315,831
General Electric Co.
4.38%, 09/16/20	200,000	203,479
4.63%, 01/07/21	250,000	255,718
5.30%, 02/11/21	150,000	154,072
4.65%, 10/17/21	150,000	155,404
3.15%, 09/07/22	100,000	100,594
2.70%, 10/09/22	250,000	248,465
3.10%, 01/09/23	150,000	150,542
3.38%, 03/11/24	100,000	101,392
3.45%, 05/15/24 (a)	100,000	101,562
Honeywell International, Inc.
1.85%, 11/01/21 (a)	100,000	99,912
3.35%, 12/01/23	150,000	158,933
2.30%, 08/15/24 (a)	150,000	153,339
Illinois Tool Works, Inc.
3.50%, 03/01/24 (a)	100,000	105,934
Ingersoll-Rand Global Holding Co., Ltd.
2.90%, 02/21/21	150,000	151,571
4.25%, 06/15/23	100,000	107,026
John Deere Capital Corp.
2.55%, 01/08/21	150,000	151,235
2.80%, 03/04/21	100,000	101,211
2.88%, 03/12/21	150,000	151,987
3.20%, 01/10/22	100,000	103,019
2.70%, 01/06/23	250,000	255,997
2.80%, 03/06/23	150,000	154,450
3.45%, 06/07/23	250,000	264,882
2.60%, 03/07/24	150,000	153,975
2.65%, 06/24/24	100,000	103,000
L3Harris Technologies, Inc.
3.85%, 06/15/23 (a)	100,000	105,727
Lockheed Martin Corp.
2.50%, 11/23/20 (a)	250,000	251,396
3.35%, 09/15/21	19,000	19,518
Masco Corp.
5.95%, 03/15/22	100,000	108,486
Mohawk Industries, Inc.
3.85%, 02/01/23 (a)	100,000	104,984
Northrop Grumman Corp.
2.08%, 10/15/20	400,000	400,332
3.25%, 08/01/23	150,000	157,103
Parker-Hannifin Corp.
2.70%, 06/14/24 (a)	100,000	102,394
Precision Castparts Corp.
2.50%, 01/15/23 (a)	100,000	102,053
Raytheon Co.
3.13%, 10/15/20	175,000	177,176
Republic Services, Inc.
3.55%, 06/01/22 (a)	200,000	207,127
2.50%, 08/15/24 (a)	250,000	254,308
Rockwell Collins, Inc.
2.80%, 03/15/22 (a)	350,000	356,185

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2019 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Roper Technologies, Inc.
3.00%, 12/15/20 (a)	450,000	454,578
2.80%, 12/15/21 (a)	200,000	202,937
Spirit AeroSystems, Inc.
3.95%, 06/15/23 (a)	100,000	103,985
The Boeing Co.
2.35%, 10/30/21	100,000	100,769
2.13%, 03/01/22 (a)	100,000	100,453
1.88%, 06/15/23 (a)	100,000	99,506
2.80%, 03/01/24 (a)	100,000	103,150
United Technologies Corp.
1.95%, 11/01/21 (a)	400,000	399,885
3.65%, 08/16/23 (a)	350,000	371,678
2.80%, 05/04/24 (a)	100,000	103,105
Wabtec Corp.
4.40%, 03/15/24 (a)(d)(e)	100,000	107,158
Waste Management, Inc.
4.60%, 03/01/21 (a)	100,000	103,129
2.40%, 05/15/23 (a)	100,000	101,639
2.95%, 06/15/24 (a)	100,000	104,068
		12,345,611
Communications 1.4%
Activision Blizzard, Inc.
2.60%, 06/15/22 (a)	100,000	101,140
America Movil, S.A.B. de CV
3.13%, 07/16/22	250,000	257,071
American Tower Corp.
3.30%, 02/15/21 (a)	150,000	152,396
3.45%, 09/15/21	300,000	307,416
3.50%, 01/31/23	200,000	207,961
5.00%, 02/15/24	100,000	111,076
3.38%, 05/15/24 (a)	100,000	104,531
AT&T, Inc.
2.80%, 02/17/21 (a)	150,000	151,307
4.45%, 05/15/21	200,000	207,781
3.88%, 08/15/21	100,000	103,476
4.00%, 01/15/22	400,000	417,726
3.00%, 02/15/22	400,000	409,118
3.80%, 03/15/22	100,000	104,195
3.00%, 06/30/22 (a)	100,000	102,273
3.60%, 02/17/23 (a)	150,000	156,885
3.80%, 03/01/24 (a)	200,000	212,794
4.45%, 04/01/24 (a)	100,000	108,871
3.55%, 06/01/24 (a)	100,000	105,201
CC Holdings GS V LLC/Crown Castle GS III Corp.
3.85%, 04/15/23	150,000	158,224
Charter Communications Operating LLC/Charter Communications Operating Capital
4.46%, 07/23/22 (a)	200,000	211,123
4.50%, 02/01/24 (a)	150,000	161,390
Comcast Cable Communications Holdings, Inc.
9.46%, 11/15/22	250,000	307,741
Comcast Corp.
3.30%, 10/01/20	250,000	253,678
3.45%, 10/01/21	150,000	154,585
1.63%, 01/15/22 (a)	300,000	298,944
2.75%, 03/01/23 (a)	150,000	154,177
3.00%, 02/01/24 (a)	150,000	156,059
3.70%, 04/15/24 (a)	350,000	375,020
Crown Castle International Corp.
2.25%, 09/01/21 (a)	100,000	100,030
4.88%, 04/15/22	14,000	14,942
Security Rate, Maturity Date	Face Amount ($)	Value ($)
5.25%, 01/15/23	250,000	273,664
3.15%, 07/15/23 (a)	50,000	51,673
Discovery Communications LLC
4.38%, 06/15/21	150,000	155,592
2.95%, 03/20/23 (a)	150,000	153,195
Electronic Arts, Inc.
3.70%, 03/01/21 (a)	367,000	374,488
Fox Corp.
3.67%, 01/25/22 (f)	125,000	129,616
4.03%, 01/25/24 (a)(f)	100,000	107,263
Moody's Corp.
2.63%, 01/15/23 (a)	150,000	152,250
4.88%, 02/15/24 (a)	150,000	166,267
NBCUniversal Media LLC
4.38%, 04/01/21	150,000	155,570
Omnicom Group, Inc./Omnicom Capital, Inc.
3.63%, 05/01/22	300,000	312,264
Orange S.A.
4.13%, 09/14/21	100,000	104,126
RELX Capital, Inc.
3.13%, 10/15/22 (a)	100,000	102,604
Rogers Communications, Inc.
3.00%, 03/15/23 (a)	125,000	128,636
Telefonica Emisiones S.A.
5.46%, 02/16/21	150,000	157,037
4.57%, 04/27/23	150,000	162,341
The Interpublic Group of Cos., Inc.
3.75%, 10/01/21	100,000	102,768
4.20%, 04/15/24	150,000	162,220
The Walt Disney Co.
4.50%, 02/15/21 (f)	150,000	155,519
3.00%, 09/15/22 (f)	200,000	206,640
Thomson Reuters Corp.
4.30%, 11/23/23 (a)	200,000	214,524
Time Warner Cable LLC
4.13%, 02/15/21 (a)	200,000	204,127
Time Warner Entertainment Co. LP
8.38%, 03/15/23	150,000	178,186
TWDC Enterprises 18 Corp.
2.15%, 09/17/20	228,000	228,541
2.35%, 12/01/22	200,000	202,709
Verizon Communications, Inc.
4.60%, 04/01/21	250,000	260,072
3.13%, 03/16/22	150,000	154,519
5.15%, 09/15/23	400,000	449,829
4.15%, 03/15/24 (a)	100,000	108,559
Viacom, Inc.
4.50%, 03/01/21	228,000	234,888
4.25%, 09/01/23 (a)	150,000	160,217
3.88%, 04/01/24 (a)	100,000	105,692
Vodafone Group PLC
2.50%, 09/26/22	100,000	101,308
3.75%, 01/16/24	250,000	264,298
WPP Finance 2010
4.75%, 11/21/21	100,000	104,999
		11,953,332
Consumer Cyclical 2.1%
Advance Auto Parts, Inc.
4.50%, 12/01/23 (a)	100,000	107,741
Alibaba Group Holding Ltd.
3.13%, 11/28/21 (a)	300,000	305,378

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2019 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Amazon.com, Inc.
3.30%, 12/05/21 (a)	150,000	155,009
2.40%, 02/22/23 (a)	250,000	254,690
2.80%, 08/22/24 (a)	250,000	261,103
American Honda Finance Corp.
2.45%, 09/24/20	100,000	100,509
3.15%, 01/08/21	150,000	152,284
2.65%, 02/12/21	150,000	151,346
2.60%, 11/16/22	350,000	356,968
3.55%, 01/12/24	150,000	160,267
2.40%, 06/27/24	200,000	203,651
AutoZone, Inc.
3.13%, 07/15/23 (a)	150,000	154,372
Block Financial LLC
5.50%, 11/01/22 (a)	150,000	160,743
Booking Holdings, Inc.
2.75%, 03/15/23 (a)	100,000	102,644
Carnival Corp.
3.95%, 10/15/20	100,000	101,864
Costco Wholesale Corp.
2.15%, 05/18/21 (a)	250,000	251,589
2.75%, 05/18/24 (a)	100,000	103,926
D.R. Horton, Inc.
4.38%, 09/15/22 (a)	150,000	157,521
4.75%, 02/15/23 (a)	50,000	53,546
eBay, Inc.
3.25%, 10/15/20 (a)	100,000	101,126
2.75%, 01/30/23 (a)	150,000	152,985
3.45%, 08/01/24 (a)	150,000	157,882
Family Dollar Stores, Inc.
5.00%, 02/01/21	500,000	518,404
Ford Motor Credit Co., LLC
5.09%, 01/07/21	200,000	206,103
3.20%, 01/15/21	200,000	201,043
5.75%, 02/01/21	321,000	333,413
3.34%, 03/18/21	250,000	251,411
5.88%, 08/02/21	200,000	210,577
5.60%, 01/07/22	250,000	264,461
4.14%, 02/15/23 (a)	200,000	205,223
3.10%, 05/04/23	200,000	198,321
3.81%, 01/09/24 (a)	200,000	201,811
5.58%, 03/18/24 (a)	200,000	215,127
General Motors Co.
4.88%, 10/02/23	100,000	107,627
General Motors Financial Co., Inc.
2.45%, 11/06/20	150,000	149,989
4.20%, 03/01/21 (a)	150,000	153,583
3.20%, 07/06/21 (a)	100,000	101,259
4.38%, 09/25/21	100,000	103,595
4.20%, 11/06/21	250,000	259,317
3.45%, 01/14/22 (a)	250,000	254,866
3.15%, 06/30/22 (a)	100,000	101,408
3.25%, 01/05/23 (a)	250,000	254,132
3.70%, 05/09/23 (a)	100,000	102,637
4.25%, 05/15/23	200,000	209,531
4.15%, 06/19/23 (a)	100,000	104,475
5.10%, 01/17/24 (a)	150,000	162,258
3.95%, 04/13/24 (a)	250,000	258,724
GLP Capital LP/GLP Financing II, Inc.
5.38%, 11/01/23 (a)	100,000	108,731
Hyatt Hotels Corp.
3.38%, 07/15/23 (a)	100,000	103,777
IHS Markit Ltd.
3.63%, 05/01/24 (a)	100,000	103,965
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Las Vegas Sands Corp.
3.20%, 08/08/24 (a)	100,000	102,152
Lowe's Cos., Inc.
3.12%, 04/15/22 (a)	150,000	153,834
Macy's Retail Holdings, Inc.
3.88%, 01/15/22 (a)	200,000	202,896
4.38%, 09/01/23 (a)	100,000	102,155
Magna International, Inc.
3.63%, 06/15/24 (a)	100,000	105,499
Marriott International, Inc.
2.88%, 03/01/21 (a)	150,000	151,348
2.30%, 01/15/22 (a)	200,000	200,232
Mastercard, Inc.
2.00%, 11/21/21 (a)	100,000	100,475
3.38%, 04/01/24	100,000	106,848
McDonald's Corp.
2.75%, 12/09/20 (a)	300,000	302,622
3.35%, 04/01/23 (a)	150,000	157,286
Nordstrom, Inc.
4.00%, 10/15/21 (a)	150,000	154,280
O'Reilly Automotive, Inc.
4.63%, 09/15/21 (a)	150,000	156,307
PACCAR Financial Corp.
2.80%, 03/01/21	150,000	151,998
2.65%, 05/10/22	100,000	102,043
2.15%, 08/15/24	100,000	100,550
QVC, Inc.
4.38%, 03/15/23	100,000	104,518
4.85%, 04/01/24	100,000	106,297
Royal Caribbean Cruises Ltd.
2.65%, 11/28/20	100,000	100,292
Sands China Ltd.
4.60%, 08/08/23 (a)	200,000	213,298
Starbucks Corp.
2.10%, 02/04/21 (a)	106,000	106,177
3.10%, 03/01/23 (a)	100,000	103,633
3.85%, 10/01/23 (a)	100,000	106,578
Target Corp.
3.50%, 07/01/24	200,000	215,764
The Home Depot, Inc.
3.95%, 09/15/20 (a)	300,000	304,628
2.00%, 04/01/21 (a)	300,000	300,671
2.63%, 06/01/22 (a)	250,000	256,082
3.75%, 02/15/24 (a)	100,000	108,226
The TJX Cos., Inc.
2.50%, 05/15/23 (a)	100,000	102,247
The Western Union Co.
4.25%, 06/09/23 (a)	150,000	158,738
Toyota Motor Credit Corp.
1.90%, 04/08/21	222,000	222,127
2.95%, 04/13/21	250,000	254,409
2.60%, 01/11/22	150,000	152,476
3.30%, 01/12/22	500,000	516,300
2.15%, 09/08/22	150,000	151,353
2.63%, 01/10/23	300,000	307,413
3.45%, 09/20/23	150,000	158,881
2.90%, 04/17/24	100,000	103,970
Visa, Inc.
2.20%, 12/14/20 (a)	250,000	251,228
2.15%, 09/15/22 (a)	200,000	202,930
2.80%, 12/14/22 (a)	250,000	258,022
Walgreen Co.
3.10%, 09/15/22	250,000	256,778

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2019 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Walmart, Inc.
3.25%, 10/25/20	150,000	152,615
1.90%, 12/15/20	150,000	150,332
3.13%, 06/23/21	300,000	307,421
2.35%, 12/15/22 (a)	150,000	152,865
2.55%, 04/11/23 (a)	200,000	205,142
3.40%, 06/26/23 (a)	500,000	529,642
3.30%, 04/22/24 (a)	100,000	106,189
		18,230,679
Consumer Non-Cyclical 3.7%
Abbott Laboratories
2.90%, 11/30/21 (a)	550,000	560,995
AbbVie, Inc.
2.30%, 05/14/21 (a)	150,000	150,525
3.38%, 11/14/21	150,000	153,885
3.20%, 11/06/22 (a)	180,000	184,624
2.85%, 05/14/23 (a)	300,000	306,010
3.75%, 11/14/23 (a)	150,000	158,284
Allergan Finance LLC
3.25%, 10/01/22 (a)	400,000	409,266
Allergan Funding SCS
3.45%, 03/15/22 (a)	100,000	102,751
3.85%, 06/15/24 (a)	100,000	105,540
Allergan, Inc.
2.80%, 03/15/23 (a)	100,000	100,899
Altria Group, Inc.
4.75%, 05/05/21	200,000	208,704
3.49%, 02/14/22 (a)	150,000	155,008
2.85%, 08/09/22	250,000	254,926
3.80%, 02/14/24 (a)	250,000	264,941
Amgen, Inc.
3.45%, 10/01/20	150,000	152,321
4.10%, 06/15/21 (a)	150,000	154,686
1.85%, 08/19/21 (a)	100,000	99,737
2.65%, 05/11/22 (a)	500,000	507,778
3.63%, 05/22/24 (a)	150,000	159,611
Anheuser-Busch InBev Finance, Inc.
2.65%, 02/01/21 (a)	400,000	403,828
3.30%, 02/01/23 (a)	270,000	281,268
Anheuser-Busch InBev Worldwide, Inc.
2.50%, 07/15/22	150,000	152,213
3.50%, 01/12/24 (a)	200,000	212,045
AstraZeneca PLC
2.38%, 11/16/20	350,000	351,020
BAT Capital Corp.
2.76%, 08/15/22 (a)	250,000	253,183
3.22%, 08/15/24 (a)	300,000	308,459
Beam Suntory, Inc.
3.25%, 05/15/22 (a)	100,000	102,088
Becton Dickinson & Co.
3.25%, 11/12/20	100,000	101,135
3.13%, 11/08/21	250,000	254,779
2.89%, 06/06/22 (a)	150,000	152,527
3.36%, 06/06/24 (a)	150,000	156,659
Biogen, Inc.
2.90%, 09/15/20	375,000	377,343
Boston Scientific Corp.
3.45%, 03/01/24 (a)	200,000	210,281
Bristol-Myers Squibb Co.
2.55%, 05/14/21 (f)	150,000	151,848
2.60%, 05/16/22 (f)	200,000	203,831
2.00%, 08/01/22	150,000	150,135
2.90%, 07/26/24 (a)(f)	350,000	363,040
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Bunge Ltd Finance Corp.
3.00%, 09/25/22 (a)	100,000	101,215
4.35%, 03/15/24 (a)	100,000	106,821
Campbell Soup Co.
4.25%, 04/15/21	150,000	154,726
3.65%, 03/15/23 (a)	150,000	156,321
Cardinal Health, Inc.
2.62%, 06/15/22 (a)	200,000	201,341
3.08%, 06/15/24 (a)	150,000	152,155
Celgene Corp.
3.25%, 08/15/22	100,000	103,342
3.55%, 08/15/22	150,000	156,255
2.75%, 02/15/23 (a)	250,000	255,471
3.63%, 05/15/24 (a)	150,000	158,976
Church & Dwight Co., Inc.
2.45%, 08/01/22 (a)	150,000	151,597
Cigna Corp.
3.20%, 09/17/20	150,000	151,401
3.40%, 09/17/21	150,000	153,825
3.75%, 07/15/23 (a)	250,000	262,956
Colgate-Palmolive Co.
2.30%, 05/03/22	100,000	101,433
2.10%, 05/01/23	100,000	101,022
CommonSpirit Health
2.76%, 10/01/24 (a)	150,000	152,659
Conagra Brands, Inc.
3.80%, 10/22/21	150,000	154,367
3.20%, 01/25/23 (a)	150,000	153,026
Constellation Brands, Inc.
3.75%, 05/01/21	150,000	153,486
3.20%, 02/15/23 (a)	250,000	258,080
CVS Health Corp.
3.35%, 03/09/21	213,000	217,249
2.13%, 06/01/21 (a)	350,000	350,373
2.75%, 12/01/22 (a)	200,000	203,155
3.70%, 03/09/23 (a)	650,000	679,770
4.00%, 12/05/23 (a)	150,000	159,525
2.63%, 08/15/24 (a)	100,000	100,814
Diageo Capital PLC
2.63%, 04/29/23 (a)	150,000	153,560
Diageo Investment Corp.
2.88%, 05/11/22	150,000	153,968
8.00%, 09/15/22	100,000	117,630
Express Scripts Holding Co.
3.30%, 02/25/21 (a)	164,000	166,397
4.75%, 11/15/21	500,000	526,804
3.50%, 06/15/24 (a)	100,000	104,858
General Mills, Inc.
3.20%, 04/16/21	100,000	101,786
3.70%, 10/17/23 (a)	250,000	264,633
Gilead Sciences, Inc.
2.55%, 09/01/20	200,000	201,101
4.40%, 12/01/21 (a)	100,000	104,908
1.95%, 03/01/22 (a)	150,000	149,944
3.25%, 09/01/22 (a)	200,000	207,300
3.70%, 04/01/24 (a)	200,000	212,624
GlaxoSmithKline Capital PLC
3.13%, 05/14/21	150,000	152,742
2.85%, 05/08/22	200,000	204,796
GlaxoSmithKline Capital, Inc.
2.80%, 03/18/23	300,000	309,655
3.38%, 05/15/23	200,000	209,772

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2019 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
HCA, Inc.
4.75%, 05/01/23	200,000	215,156
5.00%, 03/15/24	200,000	218,654
Johnson & Johnson
2.25%, 03/03/22 (a)	200,000	202,640
2.05%, 03/01/23 (a)	250,000	252,830
Kellogg Co.
2.65%, 12/01/23	250,000	254,730
Keurig Dr Pepper, Inc.
3.55%, 05/25/21	100,000	102,430
4.06%, 05/25/23 (a)	300,000	318,755
Kraft Heinz Foods Co.
3.38%, 06/15/21	150,000	152,102
3.50%, 06/06/22	150,000	153,603
3.50%, 07/15/22 (a)	100,000	102,263
4.00%, 06/15/23 (a)	150,000	155,957
Laboratory Corp. of America Holdings
3.75%, 08/23/22 (a)	200,000	207,885
McCormick & Co., Inc.
3.15%, 08/15/24 (a)	100,000	104,303
McKesson Corp.
2.85%, 03/15/23 (a)	150,000	152,648
3.80%, 03/15/24 (a)	200,000	210,240
Medtronic, Inc.
3.15%, 03/15/22	500,000	517,367
3.63%, 03/15/24 (a)	100,000	107,117
Merck & Co., Inc.
3.88%, 01/15/21 (a)	300,000	306,885
2.35%, 02/10/22	150,000	152,259
2.80%, 05/18/23	150,000	155,510
2.90%, 03/07/24 (a)	100,000	104,720
Molson Coors Brewing Co.
2.10%, 07/15/21 (a)	150,000	149,995
Mondelez International, Inc.
3.63%, 05/07/23 (a)	150,000	158,063
Mylan N.V.
3.75%, 12/15/20 (a)	100,000	101,851
3.15%, 06/15/21 (a)	100,000	101,174
Mylan, Inc.
4.20%, 11/29/23 (a)	100,000	105,222
Newell Brands, Inc.
3.85%, 04/01/23 (a)	165,000	169,976
Novartis Capital Corp.
2.40%, 09/21/22	250,000	254,516
3.40%, 05/06/24	250,000	266,967
PepsiCo, Inc.
3.13%, 11/01/20	200,000	202,970
2.00%, 04/15/21 (a)	400,000	401,296
1.70%, 10/06/21 (a)	161,000	160,703
2.75%, 03/01/23	150,000	154,872
3.60%, 03/01/24 (a)	150,000	161,228
Pfizer, Inc.
1.95%, 06/03/21	150,000	150,478
3.00%, 09/15/21	100,000	102,342
2.20%, 12/15/21	500,000	504,559
3.00%, 06/15/23	150,000	156,353
3.20%, 09/15/23 (a)	100,000	105,058
2.95%, 03/15/24 (a)	150,000	156,435
Philip Morris International, Inc.
2.38%, 08/17/22 (a)	150,000	151,375
2.50%, 11/02/22 (a)	150,000	151,712
2.13%, 05/10/23 (a)	300,000	299,698
2.88%, 05/01/24 (a)	100,000	102,691
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Reynolds American, Inc.
4.00%, 06/12/22	250,000	261,511
Sanofi
4.00%, 03/29/21	250,000	258,061
3.38%, 06/19/23 (a)	150,000	157,782
Shire Acquisitions Investments Ireland DAC
2.40%, 09/23/21 (a)	300,000	301,017
2.88%, 09/23/23 (a)	300,000	306,931
Stryker Corp.
2.63%, 03/15/21 (a)	200,000	201,659
Sysco Corp.
2.60%, 10/01/20 (a)	300,000	301,232
Takeda Pharmaceutical Co., Ltd.
4.00%, 11/26/21 (a)(f)	200,000	207,307
4.40%, 11/26/23 (a)(f)	200,000	216,883
The Clorox Co.
3.05%, 09/15/22 (a)	200,000	205,665
The Coca-Cola Co.
1.88%, 10/27/20	100,000	99,991
1.55%, 09/01/21	150,000	149,911
3.30%, 09/01/21	100,000	102,930
2.20%, 05/25/22	500,000	506,110
3.20%, 11/01/23	150,000	158,818
The Estee Lauder Cos., Inc.
1.70%, 05/10/21 (a)	100,000	99,708
The Hershey Co.
3.38%, 05/15/23 (a)	250,000	262,995
The JM Smucker Co.
3.00%, 03/15/22	300,000	304,643
The Kroger Co.
2.80%, 08/01/22 (a)	250,000	254,815
4.00%, 02/01/24 (a)	100,000	107,372
The Procter & Gamble Co.
1.85%, 02/02/21	100,000	100,102
1.70%, 11/03/21	200,000	199,632
2.30%, 02/06/22	200,000	202,923
Thermo Fisher Scientific, Inc.
3.60%, 08/15/21 (a)	150,000	154,051
3.30%, 02/15/22	100,000	103,094
3.15%, 01/15/23 (a)	350,000	360,787
Tyson Foods, Inc.
3.90%, 09/28/23 (a)	100,000	106,445
Unilever Capital Corp.
4.25%, 02/10/21	100,000	103,252
2.75%, 03/22/21	100,000	101,333
1.38%, 07/28/21	350,000	346,830
3.25%, 03/07/24 (a)	150,000	158,419
Whirlpool Corp.
4.85%, 06/15/21	100,000	104,236
Zimmer Biomet Holdings, Inc.
3.15%, 04/01/22 (a)	100,000	102,132
3.70%, 03/19/23 (a)	100,000	104,362
Zoetis, Inc.
3.45%, 11/13/20 (a)	100,000	101,363
3.25%, 02/01/23 (a)	100,000	103,482
		32,105,384
Energy 2.0%
Anadarko Petroleum Corp.
4.85%, 03/15/21 (a)	100,000	103,404
Apache Corp.
3.25%, 04/15/22 (a)	122,000	124,290

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2019 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Baker Hughes a GE Co., LLC/Baker Hughes Co-Obligor, Inc.
2.77%, 12/15/22 (a)	200,000	203,489
BP Capital Markets America, Inc.
4.50%, 10/01/20	100,000	102,634
4.74%, 03/11/21	250,000	260,381
2.11%, 09/16/21 (a)	150,000	150,467
3.25%, 05/06/22	150,000	154,919
2.75%, 05/10/23	250,000	256,280
3.79%, 02/06/24 (a)	200,000	213,949
3.22%, 04/14/24 (a)	100,000	104,594
BP Capital Markets PLC
3.06%, 03/17/22	500,000	514,008
3.81%, 02/10/24	150,000	160,676
Buckeye Partners LP
4.15%, 07/01/23 (a)	100,000	99,905
Canadian Natural Resources Ltd.
2.95%, 01/15/23 (a)	250,000	254,046
Cenovus Energy, Inc.
3.00%, 08/15/22 (a)	250,000	251,827
Chevron Corp.
2.10%, 05/16/21 (a)	150,000	150,709
2.50%, 03/03/22 (a)	250,000	254,429
2.57%, 05/16/23 (a)	150,000	154,173
3.19%, 06/24/23 (a)	250,000	261,891
2.90%, 03/03/24 (a)	150,000	156,555
Cimarex Energy Co.
4.38%, 06/01/24 (a)	100,000	105,504
Continental Resources, Inc.
5.00%, 09/15/22 (a)	150,000	151,440
4.50%, 04/15/23 (a)	150,000	155,428
3.80%, 06/01/24 (a)	150,000	152,294
Dominion Energy Gas Holdings LLC
2.80%, 11/15/20 (a)	100,000	100,662
Enable Midstream Partners LP
3.90%, 05/15/24 (a)	100,000	102,883
Enbridge Energy Partners LP
4.38%, 10/15/20 (a)	150,000	153,182
Enbridge, Inc.
2.90%, 07/15/22 (a)	250,000	254,925
3.50%, 06/10/24 (a)	100,000	104,796
Energy Transfer Operating LP
4.65%, 06/01/21 (a)	400,000	415,369
5.20%, 02/01/22 (a)	250,000	265,274
3.60%, 02/01/23 (a)	200,000	205,872
5.88%, 01/15/24 (a)	150,000	167,939
4.50%, 04/15/24 (a)	100,000	107,265
Energy Transfer Partners LP/Regency Energy Finance Corp.
5.75%, 09/01/20 (a)	100,000	102,352
4.50%, 11/01/23 (a)	100,000	106,351
Enterprise Products Operating LLC
5.20%, 09/01/20	200,000	205,765
3.35%, 03/15/23 (a)	400,000	415,562
3.90%, 02/15/24 (a)	100,000	107,022
4.88%, 08/16/77 (a)(b)	60,000	57,421
EOG Resources, Inc.
4.10%, 02/01/21	150,000	154,377
2.63%, 03/15/23 (a)	150,000	153,372
EQM Midstream Partners LP
4.75%, 07/15/23 (a)	100,000	100,872
EQT Corp.
4.88%, 11/15/21	200,000	205,993
Exxon Mobil Corp.
2.22%, 03/01/21 (a)	500,000	503,185
2.40%, 03/06/22 (a)	100,000	101,685
Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.18%, 03/15/24 (a)	100,000	105,545
2.02%, 08/16/24 (a)	150,000	151,352
Halliburton Co.
3.50%, 08/01/23 (a)	150,000	156,358
Husky Energy, Inc.
4.00%, 04/15/24 (a)	100,000	105,956
Kinder Morgan Energy Partners LP
3.50%, 03/01/21 (a)	200,000	203,106
3.50%, 09/01/23 (a)	100,000	103,981
Kinder Morgan, Inc.
6.50%, 09/15/20	100,000	104,183
3.15%, 01/15/23 (a)	400,000	411,306
Marathon Oil Corp.
2.80%, 11/01/22 (a)	100,000	100,949
Marathon Petroleum Corp.
3.40%, 12/15/20 (a)	150,000	151,833
5.13%, 03/01/21	100,000	104,086
MPLX LP
4.50%, 07/15/23 (a)	150,000	160,141
National Oilwell Varco, Inc.
2.60%, 12/01/22 (a)	100,000	100,116
Newfield Exploration Co.
5.75%, 01/30/22	100,000	106,945
5.63%, 07/01/24	150,000	165,257
Occidental Petroleum Corp.
4.10%, 02/01/21 (a)	222,000	226,780
2.60%, 08/13/21	150,000	151,048
3.13%, 02/15/22 (a)	200,000	203,034
2.70%, 08/15/22	250,000	252,434
2.90%, 08/15/24 (a)	350,000	353,541
ONEOK Partners LP
3.38%, 10/01/22 (a)	100,000	102,559
ONEOK, Inc.
7.50%, 09/01/23 (a)	150,000	176,496
Phillips 66
4.30%, 04/01/22	250,000	264,323
Pioneer Natural Resources Co.
3.95%, 07/15/22 (a)	100,000	104,454
Plains All American Pipeline LP/PAA Finance Corp.
5.00%, 02/01/21 (a)	400,000	411,077
3.85%, 10/15/23 (a)	100,000	103,853
Sabine Pass Liquefaction LLC
5.63%, 02/01/21 (a)	200,000	206,980
6.25%, 03/15/22 (a)	350,000	378,039
5.63%, 04/15/23 (a)	100,000	109,093
5.75%, 05/15/24 (a)	200,000	223,449
Schlumberger Investment S.A.
3.65%, 12/01/23 (a)	250,000	264,425
Shell International Finance BV
1.88%, 05/10/21	150,000	150,088
1.75%, 09/12/21	200,000	199,741
2.25%, 01/06/23	150,000	152,165
3.40%, 08/12/23	141,000	149,222
3.50%, 11/13/23 (a)	150,000	159,704
Spectra Energy Partners LP
4.75%, 03/15/24 (a)	100,000	109,603
Sunoco Logistics Partners Operations LP
4.25%, 04/01/24 (a)	100,000	105,669
The Williams Cos., Inc.
3.60%, 03/15/22 (a)	150,000	154,489
3.70%, 01/15/23 (a)	100,000	103,795

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2019 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
4.50%, 11/15/23 (a)	150,000	161,577
4.30%, 03/04/24 (a)	300,000	320,371
Total Capital Canada Ltd.
2.75%, 07/15/23	100,000	103,183
Total Capital International S.A.
2.75%, 06/19/21	150,000	152,065
2.22%, 07/12/21 (a)	150,000	151,028
2.70%, 01/25/23	100,000	102,473
3.70%, 01/15/24	150,000	160,015
3.75%, 04/10/24	150,000	161,541
TransCanada PipeLines Ltd.
2.50%, 08/01/22	300,000	302,625
Western Midstream Operating LP
4.00%, 07/01/22 (a)	100,000	101,917
		17,353,386
Industrial Other 0.0%
Cintas Corp. No 2
2.90%, 04/01/22 (a)	150,000	153,338
Technology 2.2%
Agilent Technologies, Inc.
3.88%, 07/15/23 (a)	75,000	79,178
Alphabet, Inc.
3.38%, 02/25/24	100,000	106,921
Altera Corp.
4.10%, 11/15/23	150,000	163,515
Amphenol Corp.
3.20%, 04/01/24 (a)	100,000	103,402
Analog Devices, Inc.
2.95%, 01/12/21	250,000	252,497
3.13%, 12/05/23 (a)	100,000	103,223
Apple, Inc.
2.00%, 11/13/20	150,000	150,457
2.25%, 02/23/21 (a)	328,000	329,921
2.85%, 05/06/21	300,000	305,187
1.55%, 08/04/21 (a)	325,000	323,494
2.50%, 02/09/22 (a)	250,000	254,321
2.30%, 05/11/22 (a)	150,000	152,077
2.40%, 01/13/23 (a)	100,000	102,068
2.40%, 05/03/23	800,000	817,409
3.00%, 02/09/24 (a)	300,000	313,846
3.45%, 05/06/24	250,000	267,951
2.85%, 05/11/24 (a)	100,000	104,185
Applied Materials, Inc.
4.30%, 06/15/21	150,000	156,227
Avnet, Inc.
4.88%, 12/01/22	100,000	106,715
Baidu, Inc.
3.50%, 11/28/22	350,000	359,962
Broadcom Corp./Broadcom Cayman Finance Ltd.
2.20%, 01/15/21	300,000	298,654
3.00%, 01/15/22 (a)	300,000	302,693
2.65%, 01/15/23 (a)	150,000	149,834
3.63%, 01/15/24 (a)	250,000	255,275
Broadcom, Inc.
3.13%, 04/15/21 (f)	100,000	101,066
3.13%, 10/15/22 (f)	200,000	202,663
CA, Inc.
3.60%, 08/15/22 (a)	75,000	76,488
Cisco Systems, Inc.
2.20%, 02/28/21	250,000	251,718
1.85%, 09/20/21 (a)	161,000	160,925
Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.60%, 02/28/23	150,000	154,035
2.20%, 09/20/23 (a)	100,000	101,570
3.63%, 03/04/24	150,000	162,061
Dell International LLC/EMC Corp.
4.42%, 06/15/21 (a)(f)	400,000	412,645
5.45%, 06/15/23 (a)(f)	450,000	489,344
4.00%, 07/15/24 (a)(f)	100,000	104,502
Equifax, Inc.
3.30%, 12/15/22 (a)	200,000	205,469
Fidelity National Information Services, Inc.
2.25%, 08/15/21 (a)	100,000	100,203
4.50%, 10/15/22 (a)	250,000	266,554
Fiserv, Inc.
3.80%, 10/01/23 (a)	200,000	212,110
2.75%, 07/01/24 (a)	250,000	255,683
Flex Ltd.
5.00%, 02/15/23	100,000	107,141
Hewlett Packard Enterprise Co.
3.60%, 10/15/20 (a)	350,000	355,138
4.40%, 10/15/22 (a)	250,000	265,009
HP, Inc.
4.38%, 09/15/21	250,000	259,389
IBM Credit LLC
3.45%, 11/30/20	100,000	101,755
3.60%, 11/30/21	150,000	155,154
3.00%, 02/06/23	100,000	102,961
Intel Corp.
1.70%, 05/19/21 (a)	300,000	299,260
3.30%, 10/01/21	100,000	102,859
2.70%, 12/15/22	200,000	206,002
2.88%, 05/11/24 (a)	150,000	156,705
International Business Machines Corp.
2.25%, 02/19/21	150,000	150,621
2.80%, 05/13/21	150,000	151,995
2.50%, 01/27/22	150,000	152,014
2.85%, 05/13/22	250,000	255,933
1.88%, 08/01/22	150,000	149,700
2.88%, 11/09/22	350,000	359,271
3.63%, 02/12/24	200,000	213,259
3.00%, 05/15/24	300,000	312,320
Juniper Networks, Inc.
4.50%, 03/15/24	100,000	108,839
KLA Corp.
4.13%, 11/01/21 (a)	100,000	103,736
Marvell Technology Group Ltd.
4.20%, 06/22/23 (a)	150,000	158,357
Microchip Technology, Inc.
3.92%, 06/01/21	100,000	102,177
4.33%, 06/01/23 (a)	100,000	105,471
Micron Technology, Inc.
4.64%, 02/06/24 (a)	50,000	53,330
Microsoft Corp.
2.00%, 11/03/20 (a)	400,000	400,974
1.55%, 08/08/21 (a)	500,000	498,650
2.40%, 02/06/22 (a)	150,000	152,629
2.38%, 02/12/22 (a)	150,000	152,497
2.65%, 11/03/22 (a)	150,000	154,369
2.38%, 05/01/23 (a)	150,000	153,546
2.00%, 08/08/23 (a)	150,000	151,981
2.88%, 02/06/24 (a)	250,000	261,899
Motorola Solutions, Inc.
3.75%, 05/15/22	85,000	87,950
NetApp, Inc.
3.38%, 06/15/21 (a)	100,000	101,757

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2019 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
NVIDIA Corp.
2.20%, 09/16/21 (a)	500,000	501,770
NXP BV/NXP Funding LLC
4.88%, 03/01/24 (a)(f)	100,000	109,026
Oracle Corp.
2.80%, 07/08/21	250,000	254,339
1.90%, 09/15/21 (a)	250,000	250,061
2.50%, 05/15/22 (a)	150,000	152,267
2.50%, 10/15/22	400,000	407,339
2.63%, 02/15/23 (a)	150,000	153,358
3.63%, 07/15/23	150,000	159,124
2.40%, 09/15/23 (a)	300,000	304,685
3.40%, 07/08/24 (a)	250,000	265,107
QUALCOMM, Inc.
3.00%, 05/20/22	200,000	205,766
2.60%, 01/30/23 (a)	250,000	254,882
2.90%, 05/20/24 (a)	100,000	103,416
salesforce.com, Inc.
3.25%, 04/11/23 (a)	100,000	104,626
Seagate HDD Cayman
4.25%, 03/01/22 (a)	100,000	103,583
4.75%, 06/01/23	100,000	104,471
4.88%, 03/01/24 (a)	100,000	104,711
Texas Instruments, Inc.
1.85%, 05/15/22 (a)	250,000	250,514
Total System Services, Inc.
3.75%, 06/01/23 (a)	150,000	156,970
VMware, Inc.
2.95%, 08/21/22 (a)	200,000	202,962
Xilinx, Inc.
2.95%, 06/01/24 (a)	150,000	154,732
		19,724,405
Transportation 0.4%
Burlington Northern Santa Fe LLC
3.05%, 09/01/22 (a)	400,000	411,877
Canadian Pacific Railway Co.
4.45%, 03/15/23 (a)	100,000	107,544
CSX Corp.
3.70%, 11/01/23 (a)	150,000	159,562
Delta Air Lines, Inc.
2.60%, 12/04/20	150,000	150,520
3.40%, 04/19/21	150,000	152,120
3.63%, 03/15/22 (a)	150,000	154,215
3.80%, 04/19/23 (a)	100,000	104,104
FedEx Corp.
3.40%, 01/14/22	150,000	154,807
4.00%, 01/15/24	100,000	107,714
Norfolk Southern Corp.
3.00%, 04/01/22 (a)	250,000	255,390
Ryder System, Inc.
2.88%, 09/01/20 (a)	100,000	100,550
3.40%, 03/01/23 (a)	350,000	363,491
Southwest Airlines Co.
2.75%, 11/16/22 (a)	50,000	50,824
Union Pacific Corp.
4.00%, 02/01/21 (a)	28,000	28,649
4.16%, 07/15/22 (a)	150,000	158,254
3.50%, 06/08/23 (a)	250,000	263,208
3.65%, 02/15/24 (a)	100,000	106,110
3.15%, 03/01/24 (a)	100,000	104,638
Security Rate, Maturity Date	Face Amount ($)	Value ($)
United Parcel Service, Inc.
2.35%, 05/16/22 (a)	100,000	101,106
2.45%, 10/01/22	300,000	305,278
2.50%, 04/01/23 (a)	100,000	101,793
		3,441,754
		120,761,738

Utility 1.1%
Electric 1.0%
Alabama Power Co.
3.55%, 12/01/23	150,000	159,079
Ameren Illinois Co.
2.70%, 09/01/22 (a)	100,000	102,310
Appalachian Power Co.
4.60%, 03/30/21 (a)	100,000	103,317
Berkshire Hathaway Energy Co.
2.38%, 01/15/21	150,000	150,929
CenterPoint Energy, Inc.
2.50%, 09/01/22 (a)	150,000	151,265
CMS Energy Corp.
5.05%, 03/15/22 (a)	100,000	106,400
Commonwealth Edison Co.
3.40%, 09/01/21 (a)	100,000	102,275
Consolidated Edison, Inc.
2.00%, 05/15/21 (a)	100,000	99,989
Consumers Energy Co.
3.38%, 08/15/23 (a)	100,000	105,312
Dominion Energy, Inc.
2.00%, 08/15/21 (a)	150,000	149,436
DPL, Inc.
7.25%, 10/15/21 (a)	49,000	52,736
DTE Energy Co.
3.30%, 06/15/22 (a)	100,000	102,866
3.70%, 08/01/23 (a)	100,000	105,432
Duke Energy Corp.
1.80%, 09/01/21 (a)	328,000	326,098
3.05%, 08/15/22 (a)	300,000	307,951
3.75%, 04/15/24 (a)	100,000	106,333
Duke Energy Progress LLC
3.00%, 09/15/21 (a)	200,000	204,021
Edison International
2.40%, 09/15/22 (a)	100,000	99,442
Emera US Finance LP
2.70%, 06/15/21 (a)	100,000	100,748
Entergy Corp.
5.13%, 09/15/20 (a)	200,000	204,206
Eversource Energy
2.75%, 03/15/22 (a)	150,000	152,531
2.80%, 05/01/23 (a)	200,000	203,812
Exelon Corp.
3.50%, 06/01/22 (a)	500,000	514,135
FirstEnergy Corp.
2.85%, 07/15/22 (a)	100,000	102,032
4.25%, 03/15/23 (a)	100,000	106,321
National Rural Utilities Cooperative Finance Corp.
2.90%, 03/15/21	150,000	152,132
2.40%, 04/25/22 (a)	250,000	252,925
3.40%, 11/15/23 (a)	150,000	157,567
2.95%, 02/07/24 (a)	150,000	155,598

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2019 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
NextEra Energy Capital Holdings, Inc.
4.50%, 06/01/21 (a)	500,000	516,828
2.40%, 09/01/21	150,000	150,853
3.15%, 04/01/24 (a)	145,000	151,028
Northern States Power Co.
2.60%, 05/15/23 (a)	150,000	152,963
NV Energy, Inc.
6.25%, 11/15/20	350,000	365,951
Ohio Power Co.
5.38%, 10/01/21	150,000	159,983
Oncor Electric Delivery Co. LLC
2.75%, 06/01/24 (a)(f)	100,000	103,310
PNM Resources, Inc.
3.25%, 03/09/21	50,000	50,583
Potomac Electric Power Co.
3.60%, 03/15/24 (a)	100,000	106,319
PPL Capital Funding, Inc.
4.20%, 06/15/22 (a)	250,000	262,470
3.95%, 03/15/24 (a)	100,000	106,240
Public Service Electric & Gas Co.
3.25%, 09/01/23 (a)	150,000	157,755
Public Service Enterprise Group, Inc.
2.65%, 11/15/22 (a)	250,000	252,597
2.88%, 06/15/24 (a)	100,000	103,030
Puget Energy, Inc.
6.00%, 09/01/21	150,000	160,132
San Diego Gas & Electric Co.
3.00%, 08/15/21	100,000	101,894
3.60%, 09/01/23 (a)	150,000	157,799
Southern California Edison Co.
3.50%, 10/01/23 (a)	150,000	156,261
The Southern Co.
2.35%, 07/01/21 (a)	100,000	100,365
2.95%, 07/01/23 (a)	300,000	308,986
Virginia Electric & Power Co.
2.95%, 01/15/22 (a)	100,000	101,933
2.75%, 03/15/23 (a)	150,000	153,402
3.45%, 02/15/24 (a)	100,000	105,115
WEC Energy Group, Inc.
3.10%, 03/08/22	250,000	256,157
Xcel Energy, Inc.
2.40%, 03/15/21 (a)	100,000	100,501
		8,979,653
Natural Gas 0.1%
CenterPoint Energy Resources Corp.
3.55%, 04/01/23 (a)	150,000	156,532
NiSource, Inc.
2.65%, 11/17/22 (a)	100,000	101,523
Sempra Energy
2.90%, 02/01/23 (a)	150,000	153,258
Southern Co. Gas Capital Corp.
2.45%, 10/01/23 (a)	100,000	101,009
		512,322
		9,491,975
Total Corporates
(Cost $218,211,923)		223,694,377

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Treasuries 64.1% of net assets
Bonds
7.88%, 02/15/21	365,000	397,365
8.13%, 05/15/21	825,000	915,073
8.13%, 08/15/21	30,000	33,775
8.00%, 11/15/21	105,000	119,597
7.25%, 08/15/22	400,000	466,789
7.63%, 11/15/22	226,000	269,624
Notes
1.38%, 09/15/20	4,087,000	4,071,754
1.38%, 09/30/20	3,441,900	3,427,783
2.00%, 09/30/20	3,479,000	3,487,697
2.75%, 09/30/20	5,450,000	5,507,587
1.63%, 10/15/20	1,770,000	1,767,995
1.38%, 10/31/20	4,114,500	4,097,865
1.75%, 10/31/20	2,074,000	2,074,567
2.88%, 10/31/20	7,400,000	7,496,547
1.75%, 11/15/20	2,000,000	2,001,016
2.63%, 11/15/20	8,180,300	8,268,654
1.63%, 11/30/20	2,994,000	2,991,427
2.00%, 11/30/20	4,180,500	4,195,687
2.75%, 11/30/20	4,200,000	4,254,223
1.88%, 12/15/20	2,750,000	2,756,553
1.75%, 12/31/20	3,735,500	3,738,783
2.38%, 12/31/20	1,948,100	1,965,717
2.50%, 12/31/20	10,000,000	10,107,812
2.00%, 01/15/21	1,750,000	1,758,032
1.38%, 01/31/21	3,395,000	3,381,539
2.13%, 01/31/21	1,785,000	1,796,679
2.50%, 01/31/21	3,700,000	3,742,926
2.25%, 02/15/21	1,950,000	1,967,291
3.63%, 02/15/21	3,095,000	3,183,014
1.13%, 02/28/21	1,904,300	1,890,278
2.00%, 02/28/21	1,847,800	1,858,302
2.50%, 02/28/21	7,300,000	7,393,959
2.38%, 03/15/21	2,570,000	2,599,515
1.25%, 03/31/21	1,835,300	1,825,120
2.25%, 03/31/21	6,537,100	6,601,705
2.38%, 04/15/21	7,000,000	7,085,723
1.38%, 04/30/21	2,350,500	2,342,237
2.25%, 04/30/21	2,450,000	2,476,175
2.63%, 05/15/21	3,450,000	3,510,308
3.13%, 05/15/21	2,105,000	2,159,311
1.38%, 05/31/21	1,572,900	1,567,585
2.00%, 05/31/21	1,510,000	1,521,148
2.13%, 05/31/21	2,800,000	2,826,469
2.63%, 06/15/21	3,950,000	4,023,522
1.13%, 06/30/21	922,900	915,708
1.63%, 06/30/21	3,000,000	3,003,984
2.13%, 06/30/21	805,000	813,317
2.63%, 07/15/21	5,500,000	5,608,174
1.13%, 07/31/21	1,248,400	1,238,549
1.75%, 07/31/21	3,200,000	3,213,500
2.25%, 07/31/21	1,737,600	1,760,813
2.13%, 08/15/21	4,696,800	4,749,822
2.75%, 08/15/21	8,020,000	8,206,089
1.13%, 08/31/21	3,239,500	3,214,444
2.00%, 08/31/21	3,580,000	3,613,562
2.75%, 09/15/21	4,400,000	4,509,398
1.13%, 09/30/21	1,653,400	1,640,096
2.13%, 09/30/21	1,530,000	1,549,155
2.88%, 10/15/21	4,000,000	4,113,203
1.25%, 10/31/21	2,996,400	2,980,189
2.00%, 10/31/21	2,665,500	2,693,613
2.00%, 11/15/21	1,425,200	1,441,122
2.88%, 11/15/21	6,900,000	7,104,305

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2019 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
1.75%, 11/30/21	6,310,900	6,347,508
1.88%, 11/30/21	2,329,300	2,349,226
2.63%, 12/15/21	18,500,000	18,978,037
2.00%, 12/31/21	2,574,600	2,604,620
2.13%, 12/31/21	2,030,300	2,060,199
2.50%, 01/15/22	6,500,000	6,654,121
1.50%, 01/31/22	2,025,300	2,027,120
1.88%, 01/31/22	2,344,300	2,366,232
2.00%, 02/15/22	2,615,300	2,649,830
2.50%, 02/15/22	4,500,000	4,610,918
1.75%, 02/28/22	1,943,800	1,957,695
1.88%, 02/28/22	2,769,800	2,797,390
2.38%, 03/15/22	7,100,000	7,263,771
1.75%, 03/31/22	1,910,000	1,924,847
1.88%, 03/31/22	6,055,000	6,118,980
2.25%, 04/15/22	6,300,000	6,427,846
1.75%, 04/30/22	1,450,000	1,461,555
1.88%, 04/30/22	2,070,000	2,092,641
1.75%, 05/15/22	3,050,000	3,074,424
2.13%, 05/15/22	9,100,000	9,261,027
1.75%, 05/31/22	3,900,000	3,931,459
1.88%, 05/31/22	3,800,000	3,844,902
1.75%, 06/15/22	8,200,000	8,271,750
1.75%, 06/30/22	4,200,000	4,237,488
2.13%, 06/30/22	4,700,000	4,791,521
1.75%, 07/15/22	10,100,000	10,188,178
1.88%, 07/31/22	3,800,000	3,847,352
2.00%, 07/31/22	4,300,000	4,370,379
1.50%, 08/15/22	1,500,000	1,503,135
1.63%, 08/15/22	2,700,000	2,715,504
1.63%, 08/31/22	4,250,000	4,273,823
1.88%, 08/31/22	2,000,000	2,026,016
1.75%, 09/30/22	3,250,000	3,281,484
1.88%, 09/30/22	2,800,000	2,838,336
1.88%, 10/31/22	2,000,000	2,027,891
2.00%, 10/31/22	2,000,000	2,035,234
1.63%, 11/15/22	3,800,000	3,823,973
2.00%, 11/30/22	10,850,000	11,046,021
1.75%, 01/31/23	2,955,000	2,986,974
2.38%, 01/31/23	4,325,000	4,461,170
2.00%, 02/15/23	1,900,000	1,936,887
1.50%, 02/28/23	950,000	952,561
2.63%, 02/28/23	3,250,000	3,382,031
2.50%, 03/31/23	7,235,000	7,506,878
2.75%, 04/30/23	2,800,000	2,931,852
1.75%, 05/15/23	5,470,000	5,535,384
1.63%, 05/31/23	3,850,000	3,878,725
2.75%, 05/31/23	2,200,000	2,305,531
2.63%, 06/30/23	10,800,000	11,284,312
2.75%, 07/31/23	11,400,000	11,971,559
2.75%, 08/31/23	500,000	525,635
2.88%, 09/30/23	5,200,000	5,498,898
1.63%, 10/31/23	3,300,000	3,327,844
2.88%, 10/31/23	4,850,000	5,133,895
2.88%, 11/30/23	9,700,000	10,279,916
2.63%, 12/31/23	17,300,000	18,173,447
2.50%, 01/31/24	15,750,000	16,475,977
2.13%, 02/29/24	750,000	773,057
2.38%, 02/29/24	3,100,000	3,230,297
2.13%, 03/31/24	8,750,000	9,024,292
2.25%, 04/30/24	7,950,000	8,249,678
2.50%, 05/15/24	1,300,000	1,364,213
2.00%, 05/31/24	13,850,000	14,229,522
1.75%, 06/30/24	8,600,000	8,738,574
2.00%, 06/30/24	600,000	616,406
1.75%, 07/31/24	4,900,000	4,982,018
2.13%, 07/31/24	4,100,000	4,238,295
2.38%, 08/15/24	7,000,000	7,321,289
Security Rate, Maturity Date	Face Amount ($)	Value ($)
1.25%, 08/31/24	3,700,000	3,675,357
1.88%, 08/31/24	3,000,000	3,066,914
Total Treasuries
(Cost $550,673,515)		562,435,592

Government Related 9.4% of net assets

Agency 4.9%
Foreign 2.3%
Austria 0.1%
Oesterreichische Kontrollbank AG
1.50%, 10/21/20	250,000	249,380
1.88%, 01/20/21	300,000	300,886
2.88%, 09/07/21	250,000	256,308
2.88%, 03/13/23	150,000	156,866
		963,440
British Virgin Islands 0.0%
CNOOC Finance 2013 Ltd.
3.00%, 05/09/23	250,000	255,519
Canada 0.2%
CNOOC Nexen Finance 2014 ULC
4.25%, 04/30/24	250,000	269,602
Export Development Canada
2.00%, 11/30/20	250,000	250,906
2.00%, 05/17/22	150,000	151,887
1.75%, 07/18/22	400,000	402,840
2.50%, 01/24/23	150,000	154,891
2.75%, 03/15/23	150,000	156,532
2.63%, 02/21/24	150,000	157,465
		1,544,123
China 0.1%
Industrial & Commercial Bank of China Ltd.
2.91%, 11/13/20	250,000	251,564
2.64%, 05/26/21	250,000	250,700
2.45%, 10/20/21	100,000	100,264
		602,528
Colombia 0.0%
Ecopetrol S.A.
5.88%, 09/18/23	200,000	223,080
Germany 1.1%
FMS Wertmanagement
1.38%, 06/08/21 (g)	200,000	199,218
2.00%, 08/01/22 (g)	200,000	202,713
2.75%, 03/06/23 (g)	250,000	260,639
2.75%, 01/30/24 (g)	250,000	263,050
Kreditanstalt Fuer Wiederaufbau
2.75%, 09/08/20 (g)	400,000	403,904
1.88%, 11/30/20 (g)	472,000	473,045
1.88%, 12/15/20 (g)	250,000	250,715
1.63%, 03/15/21 (g)	750,000	750,136
2.38%, 03/24/21 (g)	500,000	505,823
2.63%, 04/12/21 (g)	400,000	406,419
1.50%, 06/15/21 (g)	600,000	599,106
2.38%, 08/25/21 (g)	39,000	39,613
1.75%, 09/15/21 (g)	150,000	150,621
3.13%, 12/15/21 (g)	400,000	414,340
2.63%, 01/25/22 (g)	305,000	313,163

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2019 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.50%, 02/15/22 (g)	300,000	307,279
2.13%, 03/07/22 (g)	300,000	304,734
2.13%, 06/15/22 (g)	900,000	915,797
1.75%, 08/22/22 (g)	250,000	252,067
2.00%, 09/29/22 (g)	300,000	304,785
2.38%, 12/29/22 (g)	500,000	514,952
2.13%, 01/17/23 (g)	750,000	766,631
2.63%, 02/28/24 (g)	450,000	472,655
1.38%, 08/05/24 (g)	350,000	348,743
Landwirtschaftliche Rentenbank
2.00%, 12/06/21 (g)	200,000	201,773
3.13%, 11/14/23 (g)	200,000	213,267
		9,835,188
Japan 0.2%
Japan Bank for International Cooperation
1.88%, 04/20/21	200,000	200,493
1.50%, 07/21/21	600,000	597,323
2.50%, 06/01/22	200,000	204,111
2.38%, 11/16/22	300,000	306,110
3.38%, 07/31/23	200,000	212,263
3.38%, 10/31/23	200,000	212,953
2.50%, 05/23/24	450,000	466,274
		2,199,527
Mexico 0.2%
Petroleos Mexicanos
5.50%, 01/21/21	250,000	255,742
6.38%, 02/04/21	350,000	362,250
4.88%, 01/24/22	150,000	152,813
5.38%, 03/13/22	250,000	256,875
3.50%, 01/30/23	250,000	243,500
4.63%, 09/21/23	200,000	200,600
4.88%, 01/18/24	150,000	150,975
		1,622,755
Norway 0.1%
Equinor A.S.A.
2.90%, 11/08/20	100,000	101,108
3.15%, 01/23/22	200,000	205,882
2.45%, 01/17/23	150,000	152,460
2.65%, 01/15/24	43,000	44,232
3.70%, 03/01/24	100,000	107,477
		611,159
Republic of Korea 0.2%
Export-Import Bank of Korea
2.50%, 11/01/20	200,000	200,918
4.00%, 01/29/21	100,000	102,628
2.50%, 05/10/21	17,000	17,115
4.38%, 09/15/21	250,000	261,598
2.75%, 01/25/22	200,000	202,933
2.38%, 06/25/24	200,000	203,417
The Korea Development Bank
3.00%, 09/14/22	200,000	205,973
2.75%, 03/19/23	200,000	205,891
3.75%, 01/22/24	200,000	215,025
		1,615,498
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Sweden 0.1%
Svensk Exportkredit AB
3.13%, 11/08/21	250,000	257,936
2.38%, 03/09/22	300,000	305,921
2.88%, 03/14/23	250,000	261,418
		825,275
		20,298,092
U.S. 2.6%
Fannie Mae
2.88%, 10/30/20	1,200,000	1,216,500
1.38%, 02/26/21	500,000	498,476
2.50%, 04/13/21	450,000	456,791
1.25%, 08/17/21	28,000	27,841
1.38%, 10/07/21	400,000	398,619
2.63%, 01/11/22	1,550,000	1,589,726
1.88%, 04/05/22	500,000	505,191
2.38%, 01/19/23	1,250,000	1,286,928
2.88%, 09/12/23	800,000	844,582
Federal Farm Credit Bank
1.95%, 11/02/21	500,000	504,169
Federal Home Loan Bank
2.63%, 10/01/20	3,600,000	3,636,252
1.87%, 02/10/21 (a)	300,000	300,021
1.38%, 02/18/21	500,000	498,760
1.75%, 03/12/21	110,000	110,241
1.88%, 07/07/21	500,000	503,072
1.13%, 07/14/21	950,000	943,092
2.38%, 09/10/21	250,000	253,940
3.00%, 10/12/21	1,900,000	1,957,607
1.88%, 11/29/21	1,000,000	1,007,865
2.50%, 02/13/24	300,000	313,870
Freddie Mac
1.88%, 11/17/20	300,000	300,728
2.38%, 02/16/21	1,050,000	1,061,848
1.13%, 08/12/21	2,200,000	2,184,517
2.38%, 01/13/22	528,000	538,260
2.75%, 06/19/23	1,300,000	1,360,610
Tennessee Valley Authority
3.88%, 02/15/21	250,000	258,031
		22,557,537
		42,855,629

Local Authority 0.6%
Foreign 0.5%
Canada 0.5%
Province of Alberta
2.20%, 07/26/22	200,000	203,230
3.35%, 11/01/23	250,000	266,980
2.95%, 01/23/24	150,000	158,583
Province of British Columbia
2.00%, 10/23/22	250,000	253,183
Province of Manitoba
2.13%, 05/04/22	100,000	101,247
2.10%, 09/06/22	100,000	101,309
2.60%, 04/16/24	250,000	260,781
3.05%, 05/14/24	100,000	106,370
Province of Ontario
2.55%, 02/12/21	350,000	354,048
2.50%, 09/10/21	150,000	152,446
2.40%, 02/08/22	350,000	356,378
2.55%, 04/25/22	150,000	153,571

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Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2019 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.25%, 05/18/22	250,000	254,105
2.20%, 10/03/22	150,000	152,584
3.40%, 10/17/23	300,000	320,758
3.05%, 01/29/24	450,000	477,716
Province of Quebec
2.75%, 08/25/21	400,000	408,364
2.38%, 01/31/22	400,000	407,298
2.63%, 02/13/23	250,000	258,575
2.50%, 04/09/24	450,000	468,449
		5,215,975
		5,215,975
U.S. 0.1%
Illinois
GO Bonds (Pension Funding) Series 2003
4.95%, 06/01/23	109,091	114,865
State Board of Administration Finance Corp.
RB Series 2016A
2.64%, 07/01/21	250,000	253,267
State of California
5.70%, 11/01/21	85,000	92,064
		460,196
		5,676,171

Sovereign 0.7%
Canada 0.1%
Canada Government International Bond
2.63%, 01/25/22	300,000	307,845
2.00%, 11/15/22	300,000	304,978
		612,823
Chile 0.0%
Chile Government International Bond
2.25%, 10/30/22	150,000	150,937
Colombia 0.1%
Colombia Government International Bond
4.38%, 07/12/21	200,000	207,852
2.63%, 03/15/23 (a)	200,000	202,252
4.00%, 02/26/24 (a)	400,000	427,104
		837,208
Hungary 0.1%
Hungary Government International Bond
6.38%, 03/29/21	258,000	274,380
5.38%, 02/21/23	150,000	165,622
5.75%, 11/22/23	210,000	239,194
5.38%, 03/25/24	200,000	227,063
		906,259
Indonesia 0.0%
Indonesia Government International Bond
2.95%, 01/11/23	200,000	203,017
Israel 0.0%
Israel Government International Bond
4.00%, 06/30/22	250,000	265,539
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Italy 0.1%
Republic of Italy Government International Bond
6.88%, 09/27/23	400,000	461,758
Mexico 0.1%
Mexico Government International Bond
3.50%, 01/21/21	250,000	255,159
3.63%, 03/15/22	250,000	259,378
4.00%, 10/02/23	300,000	317,632
		832,169
Philippines 0.1%
Philippine Government International Bond
4.00%, 01/15/21	150,000	153,952
4.20%, 01/21/24	200,000	218,164
		372,116
Poland 0.1%
Republic of Poland Government International Bond
5.13%, 04/21/21	250,000	262,969
5.00%, 03/23/22	300,000	323,541
3.00%, 03/17/23	250,000	259,953
4.00%, 01/22/24	150,000	163,482
		1,009,945
Republic of Korea 0.0%
Korea International Bond
3.88%, 09/11/23	200,000	216,725
Uruguay 0.0%
Uruguay Government International Bond
4.50%, 08/14/24	200,000	217,252
		6,085,748

Supranational* 3.2%
African Development Bank
2.63%, 03/22/21	150,000	152,258
1.25%, 07/26/21	164,000	162,987
2.38%, 09/23/21	350,000	355,477
2.13%, 11/16/22	150,000	152,811
3.00%, 09/20/23	150,000	158,615
Asian Development Bank
2.25%, 01/20/21	500,000	503,956
1.63%, 03/16/21	400,000	400,116
2.13%, 11/24/21	500,000	506,459
2.00%, 02/16/22	750,000	759,051
1.88%, 07/19/22	300,000	303,317
1.75%, 09/13/22	400,000	403,116
2.75%, 03/17/23	300,000	313,091
2.63%, 01/30/24	450,000	472,428
Corp. Andina de Fomento
2.13%, 09/27/21	250,000	249,592
4.38%, 06/15/22	150,000	158,950
2.75%, 01/06/23	100,000	101,450
3.75%, 11/23/23	150,000	159,101
Council of Europe Development Bank
2.63%, 02/13/23	250,000	259,051
European Bank for Reconstruction & Development
2.00%, 02/01/21	250,000	251,220
2.75%, 04/26/21	200,000	203,658
1.88%, 07/15/21	200,000	201,049
1.50%, 11/02/21	250,000	249,641
2.75%, 03/07/23	150,000	156,448

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Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2019 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
European Investment Bank
1.63%, 12/15/20	500,000	499,650
2.00%, 03/15/21	800,000	804,661
2.50%, 04/15/21	325,000	329,727
2.38%, 05/13/21	450,000	455,919
1.38%, 09/15/21	550,000	547,799
2.13%, 10/15/21	305,000	308,640
2.88%, 12/15/21	250,000	257,606
2.25%, 03/15/22	700,000	712,945
2.63%, 05/20/22	250,000	257,568
2.38%, 06/15/22	800,000	819,105
1.38%, 09/06/22	350,000	349,804
2.00%, 12/15/22	750,000	764,236
2.50%, 03/15/23	400,000	414,426
2.88%, 08/15/23	300,000	316,362
3.13%, 12/14/23	350,000	373,607
3.25%, 01/29/24	550,000	592,080
2.63%, 03/15/24	250,000	262,864
2.25%, 06/24/24	450,000	466,423
Inter-American Development Bank
2.13%, 11/09/20	150,000	150,726
1.88%, 03/15/21	450,000	451,697
2.63%, 04/19/21	650,000	660,391
1.25%, 09/14/21	550,000	546,913
1.75%, 04/14/22	300,000	301,639
2.50%, 01/18/23	750,000	774,787
2.63%, 01/16/24	400,000	419,710
3.00%, 02/21/24	250,000	266,608
International Bank for Reconstruction & Development
1.63%, 09/04/20	150,000	149,746
2.13%, 11/01/20	500,000	502,321
1.63%, 03/09/21	164,000	164,009
1.38%, 05/24/21	950,000	946,412
2.25%, 06/24/21	200,000	202,412
2.75%, 07/23/21	400,000	408,827
1.38%, 09/20/21	800,000	797,232
2.00%, 01/26/22	1,000,000	1,011,733
1.63%, 02/10/22	800,000	802,329
2.13%, 07/01/22	250,000	254,498
1.88%, 10/07/22	150,000	151,788
2.13%, 02/13/23	150,000	153,346
1.75%, 04/19/23	250,000	252,174
3.00%, 09/27/23	400,000	423,625
2.50%, 03/19/24	450,000	470,547
1.50%, 08/28/24	400,000	400,787
International Finance Corp.
2.25%, 01/25/21	350,000	352,703
1.13%, 07/20/21	175,000	173,606
2.88%, 07/31/23	400,000	420,696
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Nordic Investment Bank
1.25%, 08/02/21	500,000	496,789
2.25%, 09/30/21	200,000	202,683
2.25%, 05/21/24	200,000	207,093
The Asian Infrastructure Investment Bank
2.25%, 05/16/24	250,000	258,743
		27,943,834
Total Government Related
(Cost $80,809,480)		82,561,382
Security	Number of Shares	Value ($)
Other Investment Company 0.6% of net assets

Money Market Fund 0.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.07% (h)	4,718,185	4,718,185
Total Other Investment Company
(Cost $4,718,185)		4,718,185
*	Supranational bonds represent the debt of international organizations or institutions such as the World Bank, the International Monetary Fund, regional multilateral development banks and others.
(a)	The effective maturity may be shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or as the result of embedded demand features (puts or calls).
(b)	Security converts to floating rate after the fixed-rate coupon period.
(c)	Perpetual security with no stated maturity date.
(d)	Variable-rate security.
(e)	Interest rate is subject to adjustments from time to time if a nationally recognized statistical rating organization downgrades (or subsequently upgrades) the debt rating assigned to the bond.
(f)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $3,375,129 or 0.4% of net assets.
(g)	Guaranteed by the Republic of Germany.
(h)	The rate shown is the 7-day yield.

GO —	General obligation
RB —	Revenue bond
REIT —	Real Estate Investment Trust

Schwab Taxable Bond Funds  |  Annual Report
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Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2019 (continued)

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2019 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Corporates [1]	$—	$223,694,377	$—	$223,694,377
Treasuries	—	562,435,592	—	562,435,592
Government Related[1]	—	82,561,382	—	82,561,382
Other Investment Company[1]	4,718,185	—	—	4,718,185
Total	$4,718,185	$868,691,351	$—	$873,409,536
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.

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Schwab Short-Term Bond Index Fund
Statement of Assets and Liabilities

As of August 31, 2019
Assets
Investments in unaffiliated issuers, at value (cost $854,413,103)		$873,409,536
Cash		729,445
Receivables:
Investments sold		24,116,530
Interest		5,642,406
Fund shares sold		4,407,587
Dividends	+	8,829
Total assets		908,314,333
Liabilities
Payables:
Investments bought		29,967,174
Investment adviser fees		43,481
Fund shares redeemed		883,287
Distributions to shareholders	+	456,271
Total liabilities		31,350,213
Net Assets
Total assets		908,314,333
Total liabilities	–	31,350,213
Net assets		$876,964,120
Net Assets by Source
Capital received from investors		860,960,429
Total distributable earnings[1]		16,003,691

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$876,964,120		86,546,173		$10.13

[1]	The SEC eliminated the requirement to disclose total distributable earnings (loss) by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions (see financial note 8 for additional information).

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Schwab Short-Term Bond Index Fund
Statement of Operations

For the period September 1, 2018 through August 31, 2019
Investment Income
Interest		$16,998,765
Dividends		54,202
Securities on loan, net	+	104
Total investment income		17,053,071
Expenses
Investment adviser fees		411,021
Total expenses	–	411,021
Net investment income		16,642,050
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(1,090,017)
Net change in unrealized appreciation (depreciation) on investments	+	26,217,817
Net realized and unrealized gains		25,127,800
Increase in net assets resulting from operations		$41,769,850

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Schwab Short-Term Bond Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	9/1/18-8/31/19		9/1/17-8/31/18
Net investment income		$16,642,050	$8,717,739
Net realized losses		(1,090,017)	(1,851,801)
Net change in unrealized appreciation (depreciation)	+	26,217,817	(8,368,494)
Increase (decrease) in net assets from operations		41,769,850	(1,502,556)
Distributions to Shareholders1
Total distributions		($16,642,065)	($8,717,739)

Transactions in Fund Shares
		9/1/18-8/31/19		9/1/17-8/31/18
		SHARES	VALUE	SHARES	VALUE
Shares sold		52,440,349	$519,171,340	33,433,856	$329,976,492
Shares reinvested		1,246,712	12,386,838	693,405	6,830,349
Shares redeemed	+	(20,417,924)	(202,012,899)	(18,773,099)	(185,054,096)
Net transactions in fund shares		33,269,137	$329,545,279	15,354,162	$151,752,745
Shares Outstanding and Net Assets
		9/1/18-8/31/19		9/1/17-8/31/18
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		53,277,036	$522,291,056	37,922,874	$380,758,606
Total increase	+	33,269,137	354,673,064	15,354,162	141,532,450
End of period[2]		86,546,173	$876,964,120	53,277,036	$522,291,056
[1]	For the period ended August 31, 2018, the fund distributed to shareholders $8,717,739 from net investment income. The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018 (see financial note 8 for additional information).
[2]	End of period - Net assets of the fund had no undistributed net investment income at August 31, 2018. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

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Schwab Taxable Bond Funds
Financial Notes

1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Investments (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB INVESTMENTS (ORGANIZED OCTOBER 26, 1990)
Schwab Treasury Inflation Protected Securities Index Fund	Schwab California Tax-Free Bond Fund
Schwab U.S. Aggregate Bond Index Fund	Schwab 1000 Index® Fund
Schwab Short-Term Bond Index Fund	Schwab Global Real Estate Fund
Schwab Tax-Free Bond Fund
Each fund in this report offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The funds invest in certain other investment companies (underlying funds). For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC) and are available on the SEC’s website at www.sec.gov.
Effective November 5, 2018, the funds adopted SEC Regulation S-X disclosure requirement changes. The adopted changes are reflected throughout this report.
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:
•   Bonds and notes: Fixed income investments are generally valued using an evaluated price at the mid-point of the bid/ask spread provided by an approved, independent pricing service (mid-price). To determine the evaluated mid-price, a pricing service may use a variety of techniques and inputs. Techniques may include, but are not limited to, spread models that calculate an investment-specific price relative to a benchmark or yield curve models that establish a price based on yields of comparable bonds along a range of maturities. Inputs differ by valuation approach and technique, as appropriate, and examples of inputs may include, but are not limited to, interest rates, market conditions, comparable bonds, market trades, projected cash flows, credit reviews and issuer news.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee

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Schwab Taxable Bond Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
•   Short-term securities (60 days or less to maturity): Securities with remaining maturities of 60 days or less are generally valued at an evaluated price; however, such securities may be valued at their amortized cost if it approximates the security’s market value.
•   Underlying funds: Mutual funds are valued at their respective NAVs.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
•   Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds’ investments as of August 31, 2019 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Inflation-Protected Securities: The Schwab Treasury Inflation Protected Securities Index Fund invests in inflation-protected securities. Inflation-protected securities are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these instruments is generally fixed at issuance at a rate lower than typical bonds or notes. Over the life of an inflation-indexed instrument, however, interest will be paid based on a principal value, which is adjusted for any inflation or deflation. Any increase or decrease in the principal amount of an inflation-protected security will be included as an addition or reduction to interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Schwab Taxable Bond Funds  |  Annual Report

Schwab Taxable Bond Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
TBA Commitments: The funds may enter into “TBA” (to-be-announced) commitments to purchase or sell securities for a fixed price at a future date. Payments or proceeds of TBA commitments are not delivered until the contractual settlement date. Unsettled TBA commitments are valued at the current market value generally according to the procedures described above in the Security Valuation section. The funds’ use of TBA commitments may cause the funds to experience higher portfolio turnover and higher transaction costs.
Agency MBS and TBA Transactions: The Treasury Market Practices Group (TMPG) of the Federal Reserve Bank of New York recommended the margining of certain forward-settling Agency MBS transactions to reduce counterparty credit risk. The TMPG recommended market participants exchange two-way variation margin on a regular basis. The Schwab U.S. Aggregate Bond Index Fund posts and receives variation margin with certain counterparties in instances where the unrealized gain/loss on such transactions exceeds certain pre-determined thresholds. The variation margin, if any, is disclosed on the Statement of Assets and Liabilities.
Delayed Delivery Transactions and When-Issued Securities: During the period, certain funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the funds’ Portfolio Holdings. The funds may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the funds identify securities as segregated in their records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic, or other factors.
Securities Lending: Under the trust’s Securities Lending Program, a fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides a fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating under Rule 2a-7 of the 1940 Act. Each fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities lending agreement allow the funds or the lending agent to terminate any loan at any given time and the securities must be returned within the earlier of the standard trade settlement period or the specified time period under the relevant securities lending agreement. Securities lending income, as disclosed in each fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between a fund and the lending agent. The aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan. Securities lending fees paid to the unaffiliated lending agents start at 10% of gross lending revenue, with subsequent breakpoints to a low of 7.5%. In this context, the gross lending revenue equals the income received from the investment of cash collateral and fees paid by borrowers less any rebates paid to the borrowers. Any expenses charged by the cash collateral fund are in addition to these fees. All remaining revenue is retained by the fund, as applicable. No portion of lending revenue is paid to or retained by Charles Schwab Investment Management, Inc. (CSIM or the investment adviser) or any affiliate of CSIM.
As of August 31, 2019, the funds had no securities on loan.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved. Gains and losses from paydowns on mortgage and asset backed securities are recorded as adjustments to interest income.
(d) Investment Income:
Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes premiums and accretes discounts from the purchase settlement date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. Certain securities

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Financial Notes (continued)

2. Significant Accounting Policies (continued):
may be callable (meaning that the issuer has the option to pay it off before its maturity date). The fund amortizes the premium and accretes the discount on each callable security to the security’s maturity date, except when the purchase price is higher than the call price at the security’s call date (in which case the premium is amortized to the call date).
(e) Expenses:
Pursuant to an Amended and Restated Investment Advisory Agreement between CSIM and the Schwab Treasury Inflation Protected Securities Index Fund and an Investment Advisory Agreement between CSIM and the Schwab U.S. Aggregate Bond Index Fund and Schwab Short-Term Bond Index Fund, CSIM pays the operating expenses of the funds, excluding acquired fund fees and expenses, taxes, any brokerage expenses, and extraordinary or non-routine expenses. Taxes, any brokerage expenses and extraordinary or non-routine expenses that are specific to a fund are charged directly to the fund.
(f) Agency Mortgage-Backed Securities Charges:
Due to market conditions or other reasons, delivery of U.S. Treasury securities, agency debt and agency mortgage-backed securities may not occur on a timely basis. In these instances, a fund may fail to receive a security purchased causing the fund to be unable to deliver a security sold. The TMPG recommends voluntary fail charges when securities are not delivered as agreed by the parties. These fails charges are included in net realized gains (losses) on each fund’s Statement of Operations, if any.
(g) Distributions to Shareholders:
The funds, except for the Schwab Treasury Inflation Protected Securities Index Fund, declare distributions from net investment income, if any, every day they are open for business. These distributions, which are substantially equal to a fund’s net investment income for that day, are paid out to shareholders once a month. The Schwab Treasury Inflation Protected Securities Index Fund declares and pays distributions from net investment income, if any, quarterly. All the funds make distributions from net realized capital gains, if any, once a year.
(h) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(i) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(j) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.
(k) Recent Accounting Standards:
In March 2017, the FASB issued Accounting Standards Update “Premium Amortization on Purchased Callable Debt Securities” which amends the amortization period for a callable debt security held at a premium from the maturity date to the earliest call date. The guidance is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. At this time, management believes these changes will not have a material impact to the financial statements.
In August 2018, the FASB issued Accounting Standards Update “Fair Value Measurement (Topic 820)” (ASU 2018-13) which modifies the disclosure requirements for fair value measurement by removing, modifying, or adding certain disclosures. The amendments are effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The funds are permitted to early adopt any removed or modified disclosures upon issuance of this update and delay adoption of the additional disclosures until their effective date. The funds have early adopted certain removed or modified disclosures, including the

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Financial Notes (continued)

2. Significant Accounting Policies (continued):
amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for timing of transfers between levels upon issuance of ASU 2018-13, and have delayed adoption of the additional disclosures until their effective date. At this time, management is currently evaluating the impact that the adoption of the additional disclosures will have on the funds’ financial statements.

3. Risk Factors:
The funds invest mainly in corporate bonds, mortgage-backed and asset-backed securities, government or municipal obligations, and other debt securities. These investments may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below:
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.
Investment Style Risk. The funds are index funds. Therefore, they follow the securities included in their respective index during upturns as well as downturns. Because of their indexing strategies, the funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of a fund’s expenses, the fund’s performance may be below that of its index.
Interest Rate Risk. The funds’ investments in fixed-income securities are subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, a fund’s yield will change over time. During periods when interest rates are low, a fund’s yield (and total return) also may be low. Changes in interest rates also may affect a fund’s share price: a rise in interest rates could cause a fund’s share price to fall. The longer a fund’s portfolio duration, the more sensitive to interest rate movements its share price is likely to be. Also, a change in a central bank’s monetary policy or improving economic conditions, among other things, may result in an increase in interest rates, which could have sudden and unpredictable effects on the markets and significantly impact the value of debt securities in which a fund invests.
Sampling Index Tracking Risk. An index fund may not fully replicate its respective index and may hold securities not included in the respective index. As a result, the fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because the fund utilizes a sampling approach it may not track the return of the index as well as it would if the fund purchased all of the securities in the index.
Tracking Error Risk. As index funds, each fund seeks to track the performance of its respective index, although it may not be successful in doing so. The divergence between the performance of a fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Credit Risk. The funds are subject to the risk that a decline in the credit quality of a portfolio investment could cause the funds to lose money or underperform. The funds could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations.
Liquidity Risk. The funds may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the funds may have to sell them at a loss.
Concentration Risk. To the extent that a fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
Prepayment and Extension Risk. The funds’ portfolio investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the funds to hold securities paying lower-than-market rates of interest, which could hurt the funds’ yield or share price.
Non-U.S. Issuer Risk. Certain funds may invest in U.S.-registered, dollar-denominated bonds of non-U.S. corporations, governments, agencies and supra-national entities to the extent such bonds are included in the fund’s index. A fund’s investments in bonds of non-U.S. issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with bonds issued by non-U.S. corporations and entities in emerging markets.

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Schwab Taxable Bond Funds
Financial Notes (continued)

3. Risk Factors (continued):
Mortgage-Backed and Mortgage Pass-Through Securities Risk. Certain of the mortgage-backed securities in which a fund may invest are not backed by the full faith and credit of the U.S. government and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it was not obligated to do so. Mortgage-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar or greater risk of decline in market value during periods of rising interest rates. Because of prepayment and extension risk, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates — both increases and decreases — may quickly and significantly affect the value of certain mortgage-backed securities. Transactions in mortgage pass-through securities often occur through to-be-announced (TBA) transactions. Default by or bankruptcy of a counterparty to a TBA transaction could expose a fund to possible losses because of an adverse market action, expenses, or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction.
Mortgage Dollar Rolls Risk. Mortgage dollar rolls are transactions in which a fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase similar securities in the future at a predetermined price. A fund’s mortgage dollar rolls could lose money if the price of the mortgage-backed securities sold falls below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.
Derivatives Risk. Certain funds may invest in derivative instruments. The principal types of derivatives used by the funds are futures contracts. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. A fund’s use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause a fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as market risk, credit risk, liquidity risk and leverage risk, are discussed elsewhere in this section. A fund’s use of derivatives is also subject to lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause a fund to realize higher amounts of short-term capital gains. A fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and could cause the fund to lose more than the initial amount invested.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
Inflation-Protected Security Risk. The value of inflation-protected securities, including TIPS, generally will fluctuate in response to changes in “real” interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.
Leverage Risk. Certain fund transactions, such as derivatives transactions, TBA transactions and mortgage dollar rolls, may give rise to a form of leverage and may expose the funds to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of a fund’s portfolio securities. The use of leverage may cause a fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.
Money Market Fund Risk. The funds may invest in underlying money market funds that either seek to maintain a stable $1 net asset value (“stable share price money market funds”) or that have a share price that fluctuates (“variable share price money market funds”). Although an underlying stable share price money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in such a money market fund. Because the share price of an underlying variable share price money market fund will fluctuate, when a fund sells the shares it owns they may be worth more or less than what the fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund’s liquidity falls below required minimums.
Portfolio Turnover Risk. A fund may engage in frequent trading of its portfolio securities in connection with its tracking of the index, primarily due to the fund rolling over its positions in TBAs as it tracks the portion of the index represented by mortgage-backed securities. A higher portfolio turnover rate may result in increased transaction costs, which may lower a fund’s performance. A higher portfolio turnover rate can also result in an increase in taxable capital gains distributions to a fund’s shareholders.
Please refer to the funds’ prospectuses for a more complete description of the principal risks of investing in the funds.

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Schwab Taxable Bond Funds
Financial Notes (continued)

4. Affiliates and Affiliated Transactions:
Investment Adviser
CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Advisory Agreement between it and the trust.
For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on each fund’s average daily net assets as follows:
Schwab Treasury Inflation Protected Securities Index Fund	Schwab U.S. Aggregate Bond Index Fund	Schwab Short-Term Bond Index Fund
0.05%	0.04%	0.06%
Investments from Affiliates
Certain funds in the Fund Complex (for definition refer to Trustees and Officers section) may own shares of other funds in the Fund Complex. The table below reflects the percentage of shares of each fund in this report that are owned by other funds in the Fund Complex as of August 31, 2019, as applicable:
	Underlying Funds
	Schwab Treasury Inflation Protected Securities Index Fund	Schwab U.S. Aggregate Bond Index Fund	Schwab Short-Term Bond Index Fund
Schwab MarketTrack Growth Portfolio	—%	4.1%	—%
Schwab MarketTrack Balanced Portfolio	—%	6.4%	—%
Schwab MarketTrack Conservative Portfolio	—%	4.8%	—%
Schwab Target 2010 Fund	0.4%	0.4%	0.6%
Schwab Target 2015 Fund	0.5%	0.6%	0.9%
Schwab Target 2020 Fund	3.0%	3.8%	5.3%
Schwab Target 2025 Fund	1.1%	2.8%	3.8%
Schwab Target 2030 Fund	—%	3.6%	4.8%
Schwab Target 2035 Fund	—%	1.3%	1.6%
Schwab Target 2040 Fund	—%	1.9%	2.4%
Schwab Target 2045 Fund	—%	0.2%	0.2%
Schwab Target 2050 Fund	—%	0.2%	0.2%
Schwab Target 2055 Fund	—%	0.1%	0.1%
Schwab Target 2060 Fund	—%	0.0%*	0.0%*
Schwab Monthly Income Fund — Moderate Payout	—%	0.7%	—%
Schwab Monthly Income Fund — Enhanced Payout	—%	1.8%	—%
Schwab Monthly Income Fund — Maximum Payout	—%	1.3%	—%
Schwab Balanced Fund	—%	6.4%	—%
*	Less than 0.05%.
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

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Schwab Taxable Bond Funds
Financial Notes (continued)

5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees. The independent trustees are paid by CSIM. For more information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the funds were participants with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $605 million line of credit (the Syndicated Credit Facility), which matured on October 4, 2018. On October 4, 2018, the Syndicated Credit Facility was amended to run for a new 364 day period with an increased line of $750 million, maturing on October 3, 2019. Under the terms of the Syndicated Credit Facility, in addition to CSIM paying the interest charged on any borrowings by a fund, CSIM paid a commitment fee of 0.15% per annum on the funds’ proportionate share of the unused portion of the Syndicated Credit Facility.
During the period, the funds were participants with other U.S. registered investment companies managed by CSIM in a joint, unsecured, uncommitted $500 million line of credit (the Uncommitted Credit Facility), which matured on November 30, 2018. On November 30, 2018, the Uncommitted Credit Facility was amended to run for a new 364 day period, with State Street Bank and Trust Company, maturing on November 29, 2019. Under the terms of the Uncommitted Credit Facility, CSIM pays interest on the amount a fund borrows. There were no borrowings from either line of credit during the period.
All of the funds also have access to custodian overdraft facilities. The funds may have utilized the overdraft facility and incurred an interest expense, which is paid by CSIM. The interest expense is determined based on a negotiated rate above the Federal Funds Rate.

7. Purchases and Sales/Maturities of Investment Securities:
For the period ended August 31, 2019, purchases and sales/maturities of securities (excluding in-kind transactions and short-term obligations) were as follows:
	Purchases of Long-Term U.S. Government Securities*	Purchases of Other Long-Term Securities	Total Purchases of Long-Term Securities
Schwab Treasury Inflation Protected Securities Index Fund	$325,001,127	$—	$325,001,127
Schwab U.S. Aggregate Bond Index Fund	2,528,702,869	470,856,105	2,999,558,974
Schwab Short-Term Bond Index Fund	453,913,353	182,869,535	636,782,888
	Sales/Maturities of Long-Term U.S. Government Securities*	Sales/Maturities of Other Long-Term Securities	Total Sales/Maturities of Long-Term Securities
Schwab Treasury Inflation Protected Securities Index Fund	$205,444,441	$—	$205,444,441
Schwab U.S. Aggregate Bond Index Fund	1,973,080,795	250,713,755	2,223,794,550
Schwab Short-Term Bond Index Fund	231,733,948	81,130,165	312,864,113
*	Includes securities guaranteed by U.S. Government Agencies.

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Schwab Taxable Bond Funds
Financial Notes (continued)

8. Federal Income Taxes:
As of August 31, 2019, the tax basis cost of the funds’ investments and gross unrealized appreciation and depreciation were as follows:
	Schwab Treasury Inflation Protected Securities Index Fund	Schwab U.S. Aggregate Bond Index Fund	Schwab Short-Term Bond Index Fund
Tax cost	$884,826,345	$2,908,404,002	$854,633,410
Gross unrealized appreciation	$39,765,561	$147,324,629	$18,800,736
Gross unrealized depreciation	(348,696)	(488,940)	(24,610)
Net unrealized appreciation (depreciation)	$39,416,865	$146,835,689	$18,776,126
As of August 31, 2019, the components of distributable earnings on a tax basis were as follows:
	Schwab Treasury Inflation Protected Securities Index Fund	Schwab U.S. Aggregate Bond Index Fund	Schwab Short-Term Bond Index Fund
Undistributed ordinary income	$8,958,885	$1,054,255	$456,256
Undistributed long-term capital gains	—	—	—
Net unrealized appreciation (depreciation) on investments	39,416,865	146,835,689	18,776,126
Total	$48,375,750	$147,889,944	$19,232,382
The primary difference between book basis and tax basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales. The tax cost of the funds’ investments, disclosed above, have been adjusted from their book amounts to reflect these appreciation or depreciation differences, as applicable.
Net investment income and realized capital gains and losses may differ for financial statement and tax purposes primarily due to differing treatments of paydown gains and losses and amortization of bond discounts and premiums.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of August 31, 2019, the funds had capital loss carryforwards available to offset future net capital gains before the expiration dates as follows:
Expiration Date	Schwab Treasury Inflation Protected Securities Index Fund	Schwab U.S. Aggregate Bond Index Fund	Schwab Short-Term Bond Index Fund
No expiration	$1,025,834	$13,995,864	$2,772,420
Total	$1,025,834	$13,995,864	$2,772,420
For tax purposes, net realized capital losses and late-year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended August 31, 2019, the funds had no capital losses deferred and had capital loss carryforwards utilized as follows:
	Schwab Treasury Inflation Protected Securities Index Fund	Schwab U.S. Aggregate Bond Index Fund	Schwab Short-Term Bond Index Fund
Capital loss carryforwards utilized	$242,503	$—	$—

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Schwab Taxable Bond Funds
Financial Notes (continued)

8. Federal Income Taxes (continued):
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
	Schwab Treasury Inflation Protected Securities Index Fund	Schwab U.S. Aggregate Bond Index Fund	Schwab Short-Term Bond Index Fund
Current Period Distributions
Ordinary income	$19,431,771	$72,211,474	$16,642,065
Long-term capital gains	—	—	—
Prior Period Distributions
Ordinary income	$16,246,484	$46,937,145	$8,717,739
Long-term capital gains	—	—	—
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
Permanent book and tax basis differences, which are mainly due to differing treatments of paydown gains and losses and amortization of bond discounts and premiums, may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
As of August 31, 2019, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended August 31, 2019, the funds did not incur any interest or penalties.

9. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

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Schwab Taxable Bond Funds
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Investments and Shareholders of Schwab Treasury Inflation Protected Securities Index Fund, Schwab U.S. Aggregate Bond Index Fund and Schwab Short-Term Bond Index Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolio holdings, of Schwab Treasury Inflation Protected Securities Index Fund, Schwab U.S. Aggregate Bond Index Fund and Schwab Short-Term Bond Index Fund (three of the funds constituting Schwab Investments, hereafter collectively referred to as the “Funds”) as of August 31, 2019, the related statements of operations for the year ended August 31, 2019, the statements of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
San Francisco, California
October 17, 2019
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 1989.

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Schwab Taxable Bond Funds
Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the 1940 Act) requires that the continuation of a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory and administration agreement (the Agreement) between Schwab Investments (the Trust) and Charles Schwab Investment Management, Inc. (CSIM) with respect to the existing funds in the Trust, including Schwab Treasury Inflation Protected Securities Index Fund, Schwab U.S. Aggregate Bond Index Fund and Schwab Short-Term Bond Index Fund (the Funds), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to the Funds’ operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. The Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.
The Board, including a majority of the Independent Trustees, considered information specifically relating to the continuance of the Agreement with respect to the Funds at meetings held on May 13, 2019 and June 4, 2019, and approved the renewal of the Agreement with respect to the Funds for an additional one-year term at the meeting held on June 4, 2019. The Board’s approval of the continuance of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to the Funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;
2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds and benchmark data;
3.	each Fund’s expenses and how those expenses compared to those of certain other similar mutual funds;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and
5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s experience, track record, compliance program, resources dedicated to hiring and retaining skilled personnel and specialized talent, and information security resources. The Trustees also considered information provided by CSIM relating to services and support provided with respect to the Funds’ portfolio management team, portfolio strategy, and internal investment guidelines, as well as trading infrastructure, liquidity management, product design and analysis, shareholder communications, securities valuation, fund accounting and custody, and vendor and risk oversight. The Trustees also considered investments CSIM has made in its infrastructure, including modernizing CSIM’s technology and use of data, increasing expertise in key areas (including portfolio management and trade operations), and improving business continuity, cybersecurity, due diligence, risk management processes, and information security programs, which are designed to provide enhanced services to the Funds and their shareholders. The Trustees also considered that many of the Funds’ shareholders are also brokerage clients of Schwab and considered Schwab’s wide range of products, services, and channel alternatives such as investment research tools and an array of account features that benefit the Funds and certain of their shareholders. Finally, the Trustees also considered Schwab’s reputation as a full service brokerage firm and its overall financial condition. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.
Fund Performance. The Board considered the Funds’ performance in determining whether to renew the Agreement with respect to the Funds. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and applicable indices/benchmarks, in light of total return, yield, if applicable, and market trends, as well as in consideration of each Fund’s investment style and strategy

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Schwab Taxable Bond Funds
attributes and disclosures. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the independent provider of investment company data who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered the risk profile for such Fund and each Fund’s demonstrated performance in tracking its benchmark index. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser profitability discussed below and also noted that performance is reviewed throughout the year by a designated committee of the Board and by the Board. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreement with respect to the Funds.
Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each Fund’s net operating expense ratio, in each case, in comparison to those of other similar mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. CSIM reported to the Board, and the Board took into account, the risk assumed by CSIM in the development of products and provision of services as well as the competitive marketplace for financial products. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services CSIM provides to these other accounts, as well as differences in the market for these types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreement with respect to the Funds.
Profitability. The Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also reviewed profitability of CSIM relating to the Schwab fund complex as a whole, noting the benefit to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across other funds in the complex. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability with respect to the Funds under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by CSIM and its affiliates. The Trustees noted that CSIM continues to invest substantial sums in its business in order to provide enhanced research capabilities, services, and systems to benefit the Funds. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Funds.
Economies of Scale. Although the Trustees recognized the difficulty of determining economies of scale with precision, the Trustees considered the potential existence of any economies of scale and whether those are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or unitary fee structure of the Funds through (i) the enhancement of services provided to the Funds in return for fees paid, including through investments by CSIM in CSIM’s infrastructure, including modernizing CSIM’s technology and use of data, increasing expertise and capabilities in key areas (including portfolio and trade operations), and improving business continuity, cybersecurity, due diligence, and information security programs, which are designed to provide enhanced services to the Funds and their shareholders; (ii) graduated investment advisory fee schedules, fee waivers, or expense caps by CSIM and its affiliates for those funds in the Schwab Funds complex with such features; and (iii) pricing a fund to scale and keeping overall expenses down as the fund grows. The Trustees acknowledged that CSIM has shared any economies of scale with the Funds by investing in CSIM’s infrastructure, as discussed above, over time and that CSIM’s internal costs of providing investment management, technology, administrative, legal and compliance services to the Funds continues to increase as a result of regulatory or other developments. The Trustees considered that CSIM and its affiliates may employ contractual expense caps to protect shareholders from high fees when fund assets are relatively small, for example, in the case of newer funds or funds with investment strategies that are from time to time out of favor, because, among other reasons, shareholders may benefit from the continued availability of such funds at subsidized expense levels. Based on this evaluation, and in consideration of the previously negotiated commitments made by CSIM and Schwab as discussed above, the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefits from economies of scale.
In the course of their deliberations, the Trustees may have accorded different weights to various factors and did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

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Schwab Taxable Bond Funds
Trustees and Officers

The tables below give information about the trustees and officers of Schwab Investments, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 101 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	101	None
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow (Oct. 1979 – present), The Hoover Institution at Stanford University (public policy think tank); Senior Fellow (2000 – present), Stanford Institute for Economic Policy Research; Professor of Public Policy (1994 – 2015), Stanford University.	101	Director (2005 – present), Gilead Sciences, Inc.
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	President and Chairman (2014 – 2016), TIAA Charitable (financial services); Senior Managing Director (2003 – 2016), TIAA (financial services).	101	None
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner (May 2012 – present), Kochis Global (wealth management consulting).	101	None

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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	101	Director (2003 – present), Symantec Corporation Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – present), Adamas Pharmaceuticals, Inc.
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Chief Investment Officer (2009-2017), CareGroup Healthcare System, Inc. (healthcare).	101	None
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group (Dec. 2008 – Sept. 2013), Intuit, Inc. (financial software and services firm for consumers and small businesses).	101	Director (2008 – present), KLA-Tencor Corporation
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	101	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder (Mar. 1990 – present), Smith Graham & Co. (investment advisors).	101	Director (2012 – present), Eaton Corporation plc

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Schwab Taxable Bond Funds
Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer (Oct. 2008 – present), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – present) and Director (May 2008 – present), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank; Director (Nov. 2017 – present), Charles Schwab Premier Bank; Director (May 2008 – present) and President and Chief Executive Officer (Aug. 2017 – present), Schwab Holdings, Inc.; Director (July 2016 – present), Charles Schwab Investment Management, Inc.	101	Director (2008 – present), The Charles Schwab Corporation
Jonathan de St. Paer[2] 1973 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Director and Chief Executive Officer (Apr. 2019 – present) and President (Oct. 2018 – present), Charles Schwab Investment Management, Inc.; Trustee and Chief Executive Officer (Apr. 2019 – present) and President (Nov. 2018 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Apr. 2019 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019 – present), Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.	101	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Chief Operating Officer (Feb. 2018 – present) and Senior Executive Vice President (July 2015 – Feb. 2018), The Charles Schwab Corporation; Senior Executive Vice President (July 2015 – present), Charles Schwab & Co., Inc.; Chief Financial Officer (July 2015 – Aug. 2017) and Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director (May 2007 – present), Charles Schwab & Co., Inc.; Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director (Nov. 2017 – present), Charles Schwab Premier Bank; Director (May 2007 – present), Chief Financial Officer (May 2007 – Aug. 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.	101	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Jonathan de St. Paer
1973
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Director and Chief Executive Officer (Apr. 2019 – present) and President (Oct. 2018 – present), Charles Schwab Investment Management, Inc.; Trustee and Chief Executive Officer (Apr. 2019 – present) and President (Nov. 2018 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Apr. 2019 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019 – present), Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.

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Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Assistant Treasurer (Dec. 2013 – Dec. 2015), Schwab Funds and Laudus Funds; Assistant Treasurer (Nov. 2013 – Dec. 2015), Schwab ETFs; Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.; Executive Director (Apr. 2011 – Sept. 2013), J.P. Morgan Investor Services; Assistant Treasurer (May 2005 – Mar. 2011), Massachusetts Financial Service Investment Management.
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present) and Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Treasurer and Chief Financial Officer (June 2006 – Dec. 2015), Laudus Funds; Treasurer and Principal Financial Officer (Nov. 2004 – Dec. 2015), Schwab Funds; Treasurer and Principal Financial Officer (Oct. 2009 – Dec. 2015), Schwab ETFs; Director (Apr. 2005 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited.
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Head of the Portfolio Management Group and Vice President of Portfolio Management (May 2009 – Apr. 2011), Financial Engines, Inc. (investment management firm); Head of Quantitative Equity (July 2004 – Jan. 2009), ING Investment Management.
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Fixed Income (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Senior Managing Director and Global Head of Active Fixed-Income Strategies (Jan. 2008 – Oct. 2010), State Street Global Advisors; Director of Alpha Strategies (Apr. 2006 – Jan. 2008), Loomis, Sayles & Company (investment management firm).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present) and Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present) and Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk (Apr. 2011 – present), Laudus Funds; Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President (July 2005 – present), Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary (Oct. 2009 – present), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Mr. de St. Paer and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the trusts in the Fund Complex, is an employee and director of Charles Schwab & Co., Inc. (CS&Co), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust, and is a director of CSIM. Mr. de St. Paer is an Interested Trustee because he owns stock of CSC and is an employee and director of CSIM. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of CS&Co.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

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Schwab Taxable Bond Funds
Glossary

agency discount notes  Notes issued by federal agencies—known as Government Sponsored Enterprises, or GSEs—at a discount to their value at maturity. An agency discount note is a short-term investment offering a high degree of credit quality.
Alternative Minimum Tax (AMT)  A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.
asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset-backed securities  Bond or other debt securities that represent ownership in a pool of assets such as credit card debt.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
average rate  The average rate of interest paid annually by the fixed-income securities in a fund or portfolio.
Bloomberg Barclays US Aggregate Bond Index   An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg Barclays US Government/Credit 1 – 5 Year Index An index that is a broad-based benchmark measuring the performance of U.S. dollar-denominated U.S. Treasury bonds, government related bonds (i.e., U.S. and non-U.S. agencies, sovereign, quasi-sovereign, supranational and local authority debt) and investment grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year and less than five years. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar denominated with at least $300 million or more of outstanding face value and have a remaining maturity greater than or equal to one year and less than five years. The index excludes certain types of securities, including, bonds with equity type features (e.g., warrants, convertibles and preferreds), tax-exempt municipal securities, inflation-linked bonds, floating rate issues, strips, private placements, U.S. dollar denominated 25 and 50 par retail bonds, structured notes and pass-through certificates. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg Barclays US Treasury Inflation-Linked Bond Index (Series-L)   An index which includes all publicly-issued U.S. Treasury Inflation-Protected Securities (TIPS) that have at least one year remaining to maturity, are rated investment grade and have $500 million or more of outstanding face value. The TIPS in the index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. The index is market capitalization weighted and the
TIPS in the index are updated on the last business day of each month. TIPS are publicly issued, dollar denominated U.S. Government securities issued by the U.S. Treasury that have principal and interest payments linked to an official inflation measure (as measured by the Consumer Price Index, or CPI) and their payments are supported by the full faith and credit of the United States.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund  A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
call  An early repayment of a bond’s principal by the issuer, usually done because the issuer is able to refinance its bond debt at a lower rate.
call protection  A term used in reference to a bond that cannot be called by the issuer before maturity, or at least for many years from the present date. A bond that offers call protection can more reliably be expected to provide a given yield over a given number of years than a bond that could be called (assuming both bonds are of the same credit quality).
capital gain, capital loss  The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
certificate of participation  A municipal bond that is repaid from an annual budget appropriation rather than being backed by the full faith and credit of the issuer.
coupon, coupon rate  The annual rate of interest paid until maturity by the issuer of a debt security.
credit-enhanced securities  Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.
credit quality  The capacity of an issuer to make its interest and principal payments; an assessment typically rendered by an independent third-party organization.
credit risk  The risk that a bond issuer may be unable to pay interest or principal to its bondholders.
discount rate  The implied rate on a debt security that does not pay interest but is bought at a discount and redeemed at face value when it matures.

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duration  A measure of an individual bond’s sensitivity to interest rates, expressed in years. Calculations of duration generally take into account the bond’s yield, interest payments, maturity date and call features.
weighted average duration  A measure of the duration of all bonds in a fund’s portfolio, also expressed in years, based on the market value weighted average duration of each bond in the portfolio.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
general obligation bonds  Municipal bonds that are secured by the issuer’s full faith and credit, which typically is backed by the power of the issuer to levy taxes.
interest  Payments to bondholders (usually made twice a year) as compensation for loaning the bond principal to the issuer.
interest rate risk  The risk that a bond’s value will fluctuate if market interest rates change or are expected to change. Bond prices tend to move in the opposite direction of interest rates: when interest rates rise, bond prices tend to fall.
liquidity-enhanced security  A security that when tendered is paid from funds advanced by an entity other than the issuer (such as a large financial institution). Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities prior to their final maturity.
market risk  Those elements of risk that are common to all securities in an asset class, and therefore cannot be significantly reduced by diversification within the asset class. Also known as “systemic risk.”
maturity  The maturity of a bond will generally be determined using a portfolio security’s final maturity date (date on which the final principal payment of a bond is scheduled to be paid); however, for securitized products, such as mortgage-backed securities and certain other asset-backed securities, maturity will be determined on an average life basis (weighted average time to receipt of all principal payments) by the investment adviser. Because pre-payment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted precisely. For securities with embedded demand features, such as puts or calls, either the demand date or the final maturity date will be used depending on interest rates, yields and other market conditions. The weighted average maturity (WAM) of a fund is dollar-weighted based upon the market value of a fund’s securities at the time of the calculation.
mortgage-backed securities  Bond or other debt securities that represent ownership in a pool of mortgage loans.
muni, municipal bonds, municipal securities  Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
prepayment risk  The risk that a mortgage-backed security may be paid off early, typically because interest rates have fallen and the homeowners who hold the underlying mortgages have refinanced those mortgages at lower rates. In this type of situation, the investor who held the mortgage-backed security will usually have to settle for a lower rate when reinvesting the principal.
refunded bond  A bond for which the principal and interest payments are secured or guaranteed by cash or U.S. government securities held in an escrow account.
restricted securities  Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.
revenue bonds  Municipal bonds that are issued to finance public works projects and are secured by revenue generated by the project (such as water and sewer fees) rather than the full faith and credit of the issuer.
section 4(2)/144A securities  Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.
taxable equivalent yield  The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable equivalent yield for you of 6.0% (4.5% ÷ [1 – 0.25%] = 6.0%).
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.
yield to maturity  The annualized rate of return a bondholder could expect if the bond were held to maturity. In addition to interest payments, yield to maturity also factors in any difference between a bond’s current price and its principal amount, or face value.

Schwab Taxable Bond Funds  |  Annual Report

Schwab Taxable Bond Funds
PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•   APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•   TRANSACTION AND EXPERIENCE
INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•   when we use other companies to provide services for us, such as printing and mailing your account statements; and
•   when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab Funds® direct investors:    1-800-407-0256
© 2019 Schwab Funds. All rights reserved.

Schwab Taxable Bond Funds  |  Annual Report

Schwab Taxable Bond Funds
Charles Schwab Investment Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Charles Schwab Investment Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabfunds.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

The Schwab Funds Family®
Equity Funds
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Hedged Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth Index Fund
Schwab U.S. Large-Cap Value Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab Monthly Income Funds
Bond Funds
Schwab Treasury Inflation Protected Securities Index Fund
Schwab U.S. Aggregate Bond Index Fund
Schwab Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund1
Schwab California Tax-Free Bond Fund1
Schwab Money Funds2
Schwab provides a broad choice of taxable and tax-exempt money market funds for both retail and institutional client types.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds®
1-877-824-5615
© 2019 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

¹	State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
²	You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

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MFR13655-22
00234520

Annual Report  |  August 31, 2019
Schwab Tax-Free Bond Funds

Schwab Tax-Free Bond Fund
Schwab California Tax-Free Bond Fund
New Notice Regarding Shareholder Report Delivery Options
Beginning on January 1, 2021, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary (such as a bank or broker-dealer). Instead, the reports will be made available on a fund’s website www.schwabfunds.com/schwabfunds_prospectus, and you will be notified by mail each time a report is posted and the mailing will provide a website link to access the report. You will continue to receive other fund regulatory documents (such as prospectuses or supplements) in paper unless you have elected to receive all fund documents electronically.
If you would like to receive a fund’s future shareholder reports in paper free of charge after January 1, 2021, you can make that request:
• If you invest through Charles Schwab & Co, Inc. (broker-dealer), by calling 1-866-345-5954 and using the unique identifier attached to this mailing;
• If you invest through another financial intermediary (such as a bank or broker-dealer) by contacting them directly; or
• If owned directly through a fund by calling 1-800-407-0256.
If you already receive shareholder reports and other fund documents electronically, you will not be affected by this change and you need not take any action.

Two ways investors can include bond funds in an asset allocation strategy.
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM)
Distributor: Charles Schwab & Co., Inc. (Schwab)
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Schwab Tax-Free Bond Funds  |  Annual Report

Schwab Tax-Free Bond Funds
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.
Total Returns for the 12 Months Ended August 31, 2019
Schwab Tax-Free Bond Fund (Ticker Symbol: SWNTX)	7.77%
S&P National AMT-Free Municipal Bond Index	8.60%
Bloomberg Barclays 7-Year Municipal Bond Index	8.28%
Fund Category: Morningstar Municipal National Intermediate Bond[1]	7.72%
Performance Details	pages 7-8

Schwab California Tax-Free Bond Fund (Ticker Symbol: SWCAX)	7.19%
S&P California AMT-Free Municipal Bond Index	8.16%
Bloomberg Barclays 7-Year Municipal Bond Index	8.28%
Fund Category: Morningstar Municipal California Intermediate/Short Bond[1]	6.85%
Performance Details	pages 9-10
All total return figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for each fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[1]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
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Schwab Tax-Free Bond Funds  |  Annual Report

Schwab Tax-Free Bond Funds
From the President

Jonathan de St. Paer
President and CEO of
Charles Schwab Investment
Management, Inc. and the
funds covered in this report.
Dear Shareholder,
If there’s a lesson investors may have learned from recent market cycles, it could be that markets are unpredictable. With a number of factors fueling investor anxiety since the beginning of 2019—an escalating U.S.-China trade war, growing recession fears, geopolitical uncertainty, and the Federal Reserve’s first interest rate cut since 2008—the stock market has seen a cycle of unsettling one-day declines followed by recoveries in recent months. The market volatility has understandably put investors on edge, leading many to seek safety in other asset classes such as cash and fixed income. In this environment, bond prices across the fixed-income spectrum rallied, with the broad U.S. municipal bond market, as measured by the Bloomberg Barclays Municipal Bond Index, returning 8.7% during the 12-month period ended August 31, 2019. In contrast, the S&P 500® Index returned 2.9% during the same period.
This differentiated performance is a good reminder of the importance of diversification. Although economic uncertainty can be unnerving, impulsive reactions to sudden market movements—such as chasing performance during a market upswing or fleeing to safety during a market downturn—can often lead to less than optimal results. At Charles Schwab Investment Management, we believe that maintaining a long-term investing plan and a portfolio with exposure to a mix of asset classes that perform differently over time is a better approach to weathering various market cycles.
That’s one of the reasons why we designed the Schwab Tax-Free Bond Funds. In addition to adding diversification to a portfolio, an allocation to municipal bonds can provide tax-exempt income and help to manage overall risk. The Schwab Tax-Free Bond Funds also offer active management by an experienced investment team that employs extensive credit research in maintaining a mix of securities that seek to maximize current income while maintaining each fund’s strong credit standards. Investors in the funds may benefit not only from convenient access to investment-grade municipal securities from a broad range of issuers, but also from a disciplined investment process.
We have taken great care in developing and designing each of our products. We provide straightforward offerings that meet specific investor needs, without unnecessary cost or complexity. While we may not be able to take all of the surprises out of investing, we can remain constant in our commitment to offering products that are designed to help investors build diversified portfolios—with clear objectives, transparency, and a consistent investing approach.
Thank you for investing with Charles Schwab Investment Management. For more information about the Schwab Tax-Free Bond Funds, please continue reading this report. In addition, you can find further details about these funds by visiting our website at www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
“ In this environment, bond prices across the fixed-income spectrum rallied, with the broad U.S. municipal bond market, as measured by the Bloomberg Barclays Municipal Bond Index, returning 8.7% during the 12-month period ended August 31, 2019. In contrast, the S&P 500® Index returned 2.9% during the same period. ”
Past performance cannot guarantee future results.
Diversification and asset allocation strategies do not ensure a profit and cannot protect against losses in a declining market.
Management views may have changed since the report date.
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Schwab Tax-Free Bond Funds  |  Annual Report

Schwab Tax-Free Bond Funds
The Investment Environment

Over the 12-month reporting period ended August 31, 2019, the fixed-income markets generated strong returns as the U.S. economy experienced steady, albeit slowing, expansion. Demand for tax-free municipal (muni) bonds was high through most of the period. For the reporting period, the S&P California AMT-Free Municipal Bond Index returned 8.16% and the S&P National AMT-Free Municipal Bond Index returned 8.60%.
Despite continuing low levels of inflation, the Federal Reserve (Fed) raised the federal funds rate by 0.25% twice during the reporting period—in September and December 2018—but held rates unchanged at its meetings in January, March, May, and June 2019, declaring its intent to remain “patient.” But amid growing signs of global economic weakness that threatened to dampen economic growth in the U.S. and to ensure stability given ongoing trade tensions with China, at the end of July 2019, the Fed enacted a 0.25% cut in the federal funds rate, which ended the reporting period in a target range of 2.00% to 2.25%. Going forward, the Fed reiterated that it would closely monitor incoming data on the economic outlook and would act appropriately to sustain the economic expansion. The Fed also announced that, in August, it would once again begin to reinvest proceeds from maturing securities held on its balance sheet. This effectively ended the Fed balance sheet reduction program that had been in place since early 2018.
Driven by low supply and strong demand, in concert with falling U.S. Treasury yields, U.S. muni bonds generated strong positive returns for the reporting period. (Bond yields and bond prices move in opposite directions.) In early October 2018, as equity markets hovered near record highs, muni bonds yields spiked, causing returns to decline. But as equity markets fell through the rest of 2018 and concerns about continuing interest rate hikes eased, muni bonds rebounded in December and posted strong performance throughout the remainder of the reporting period. Demand was strong from both institutional and retail investors. Demand drivers include the tax law changes that took effect in 2018, which capped or completely eliminated many popular tax deductions for individuals, resulting in higher tax burdens for many high earners who sought the shelter of tax-free muni bond mutual funds and ETFs, most notably in high tax states like California and New York. Such demand was particularly strong during the early months of 2019, although inflows to muni bond funds and ETFs have been strong throughout 2019.
Credit spreads tightened steadily throughout most of 2019. Lower-quality (high-yield) muni bonds were the strongest performers over the reporting period. High-quality investment-grade munis underperformed comparable maturity Treasuries for shorter maturities, while outperforming comparable Treasuries for longer maturities.
Yield Advantage of Munis over Treasuries: For Five-Year bonds; Tax Brackets Shown are the Highest Applicable

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Bloomberg L.P.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
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Schwab Tax-Free Bond Funds  |  Annual Report

Schwab Tax-Free Bond Funds
California State Investment Environment

California’s financial position is strong, following nearly a decade of solid economic growth and disciplined spending. Although the fiscal 2020 budget reflects ongoing expense restraint, uncertainty over federal policy and continued spending pressures compete with the Governor’s goal to be prepared for the next recession.
California’s fiscal 2019 budget (ended June 30, 2019) continued the multi-year effort to prepare the state for the next economic recession. Much of the growth in general fund revenues was used to build reserves, eliminate debts, and fully fund payments that had been reduced following the recession. The state estimates it ended fiscal 2019 with reserves of $21 billion, up 25% ($4 billion) from the original budget estimate, including over $14 billion in the rainy day fund, or 10% of annual spending.
Leading revenue sources for the state are personal income taxes and sales taxes, both of which are vulnerable to economic cycles. California’s significant revenue volatility makes it especially vulnerable to recession. That volatility, combined with slowing revenue growth, the risk of federal budget cuts, and the potential impact of the federal trade policy, supports Governor Newsom’s continuation of the cautious approach to increasing spending and ongoing focus on boosting the state’s financial reserves taken by former Governor Brown. The enacted fiscal 2020 budget projects the state will receive $143.8 billion in general fund revenue, up 4% from fiscal 2019. General fund support of K-12 education is projected to grow 1% to $58.3 billion, while support for higher education is projected to grow by 7%, or $1.1 billion. The budget includes a nearly $2.2 billion increase to the rainy day fund which would bring it to over $16.5 billion. Total reserves would be a very strong $19.3 billion, or 13% of spending. However, the budget contains some uncertainties, specifically the risk of federal budget cuts or a shift in federal revenue sharing, as well as the impact of federal trade policy on the state’s economy.
As in other states, many of California’s cities, counties, school districts, as well as water and sewer systems, public and private universities, and non-profit health systems issue bonds. Most California school districts and community college districts receive the bulk of their total funding from the state, but their general obligation bonds are secured by dedicated local property tax levies and are not paid from state funds. The state projects that statewide assessed property values increased 6.5% in fiscal 2019 and will grow 6.1% in fiscal 2020. The rate of growth varies significantly by county, ranging from a modest 3.6% in Kern County to a high of 8.3% in San Joaquin County. Overall, the state is projecting property value growth to continue but at a slower pace than in recent years.
Most of the state’s counties have strong financial positions aided by growth in their property tax bases and other revenues. The outlook for many of California’s cities has improved as well, with strong growth in sales and business taxes. However, both cities and counties continue to face cost pressures especially in the areas of pensions and healthcare benefits.
While California’s economy continues its second longest expansion period, growth is projected to slow. The state gained 314,200 jobs from August 2018 to August 2019, a 1.8% increase, exceeding the national job growth rate of 1.4% for the period; however, California’s 2019 job growth rate was slightly below the previous year’s 1.9% increase in jobs. California’s unemployment rate has ranged from a low of 4.1% to 4.3% since February 2018, down from 4.7% in August 2017. The August 2019 rate of 4.1% exceeds the national average of 3.7%.
With its diversified and recovering economy and finances, California’s credit quality has been on an upward trend after years of managing structural budget imbalances. At the end of the report period, the state’s general obligation ratings were Aa3 from Moody’s Investors Service, AA- from S&P Global Ratings, and AA from Fitch Ratings. While S&P Global Ratings and Fitch Ratings maintain stable outlooks on their ratings, Moody’s Investor Service’s outlook is positive. Fitch Ratings recently upgraded its rating from AA- due to the state’s continued “improved fiscal management” following the change in administrations from former Governor Brown to Governor Newsom. Fitch Ratings believes that this performance “allows the state to better withstand economic and revenue cyclicality.”

Management views may have changed since the report date.
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Schwab Tax-Free Bond Funds  |  Annual Report

Schwab Tax-Free Bond Funds
Fund Management

Kenneth Salinger, CFA, Vice President and Head of Tax-Exempt Bond Strategies, leads the portfolio management team for Schwab’s tax-free bond funds. He also has overall responsibility for all aspects of the management of the funds. Prior to joining CSIM in 2008, Mr. Salinger was a senior portfolio manager at Wells Capital Management, working on a team that managed municipal bond assets. He worked at American Century Investments from 1992 to 2006, where he was a vice president and senior portfolio manager, responsible for daily management of a number of national and state specific municipal bond funds. Mr. Salinger has worked in fixed-income asset management since 1994.

John Khodarahmi, Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2015, Mr. Khodarahmi was a vice president and senior municipal trader at Eaton Vance Management for the firm’s tax-free bond funds since 2002. Previous to that, he was a vice president at both Banc of America Montgomery Securities and Thomas Weisel Partners, and also spent time as a corporate cash and high net worth portfolio manager/trader at Thomas Weisel. Prior to those roles, Mr. Khodarahmi was a municipal trader and underwriter for Fleet Securities, Inc. (now part of Bank of America).
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Schwab Tax-Free Bond Funds  |  Annual Report

Schwab Tax-Free Bond Fund

The Schwab Tax-Free Bond Fund (the fund) seeks high current income that is exempt from federal income tax, consistent with capital preservation. To pursue its goal, the fund primarily invests in investment-grade municipal securities (munis)—those in the four highest credit rating categories (rated AAA to BBB- or the unrated equivalent as determined by the investment adviser). The fund does not currently intend to invest in munis whose interest is subject to the alternative minimum tax; however this would not prevent the fund from investing in such securities as a temporary defensive measure. For more information on the fund’s investment objective and principal investment strategies, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended August 31, 2019, fixed-income markets generated strong returns as the U.S. economy experienced steady, albeit slowing, expansion. Early in the reporting period, as the Federal Reserve (Fed) continued to tighten monetary policy, raising short-term interest rates in September and December 2018, bond prices fell as investors grappled with concerns about the pace and direction of future rate changes. (Bond yields and bond prices move in opposite directions.) Amid growing signs of global economic weakness that threatened to dampen U.S. economic growth, along with continued low inflation, the Fed changed its stance in 2019 and held rates unchanged through June 2019 before cutting the federal funds rate by 0.25% in July 2019. As a result, bonds regained their upward momentum and remained strong throughout the remainder of the reporting period.
Driven by low supply and strong demand, in concert with falling U.S. Treasury yields, U.S. muni bonds generated particularly strong returns. Demand drivers included the tax law changes that took effect in 2018, which capped or completely eliminated many popular tax deductions for individuals, resulting in higher tax burdens for many high earners who sought the shelter of tax-free muni bond mutual funds and ETFs, particularly in high tax states like California and New York. Demand was particularly robust during the early months of 2019, although inflows to muni bond funds and ETFs were strong throughout 2019.
Performance. The fund returned 7.77% for the 12-month period ended August 31, 2019, compared with the S&P National AMT-Free Municipal Bond Index (the comparative index), which returned 8.60%.
Positioning and Strategies. The fund generally maintains a sensitivity to interest rates within a conservative range to limit unexpected performance swings. Although this range is close to the fund’s peer group, the fund typically maintains a lower sensitivity to interest rates than the comparative index. The fund’s duration, a measure of interest-rate sensitivity, was near-neutral in relation to the fund’s peers during the reporting period amid the mixed market influences of positive demand/supply dynamics and a changing interest rate environment.
Given the flattening yield curve, the fund began the reporting period in a “barbelled” position, with a heavier concentration of securities with shorter and longer maturities and a smaller percentage of intermediate-term securities relative to peers. Over the period, the fund managers sold securities in the 20- to 30-year maturity range of the yield curve and invested in securities in the 5- to 15-year maturity range. This strategy worked in the fund’s favor, relative to the fund’s comparative index, at the beginning of the reporting period, but detracted in early 2019. As the securities with longer-term maturities were reduced, the fund’s relative performance improved toward the end of the first quarter of 2019 and through the end of the reporting period.
The fund’s managers continue to monitor credit developments to assess risk and opportunity. Over the reporting period, in an effort to narrow the performance gap in relation to the fund’s peers, fund managers increased the fund’s holdings in lower-rated securities, increasing the fund’s credit exposure. This strategy worked in the fund’s favor, as the lower-rated segments of the muni credit market outperformed the broader muni bond market over most of the reporting period, particularly in 2019. However, despite this increased credit exposure, the fund remained underweight to credit exposure as compared to its peers, which detracted from the fund’s relative performance over the reporting period.

Portfolio Composition % of investments
These charts show two different views of the fund’s portfolio: by type of security and credit quality of the security.

By Security Type

Weighted Average Maturity[1]	6.0 Yrs
Weighted Average Duration[1]	5.5 Yrs
By Credit Quality2

Management views and portfolio holdings may have changed since the report date.
[1]	See Glossary for definitions of maturity and duration.
[2]	Based on ratings from Moody’s. The fund has selected Moody’s to provide credit ratings based on the recommendation from the fund’s investment adviser, who has determined that Moody’s strong depth and established expertise make it a reliable source for ratings of securities in which the fund may invest. Where Moody’s ratings are not available, Standard & Poor’s ratings are used. To the extent Standard & Poor’s does not provide a rating, the fund will use a rating provided by Fitch Ratings, Inc. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies.
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Schwab Tax-Free Bond Funds  |  Annual Report

Schwab Tax-Free Bond Fund
Performance and Fund Facts as of August 31, 2019

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (August 31, 2009 – August 31, 2019)1,2

Average Annual Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Tax-Free Bond Fund (9/11/92)	7.77%	3.06%	4.01%
S&P National AMT-Free Municipal Bond Index	8.60%	3.69%	4.40%
Bloomberg Barclays 7-Year Municipal Bond Index	8.28%	3.24%	4.10%
Fund Category: Morningstar Municipal National Intermediate Bond[3]	7.72%	3.14%	3.96%
Fund Expense Ratios[4]: Net 0.49%; Gross 0.57%

Yields
30-Day SEC Yield[1,2]	1.23%
30-Day SEC Yield-No Waiver[1,5]	1.17%
Taxable Equivalent Yield[6]	2.08%
12-Month Distribution Yield[1,2]	2.32%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the total return/yield may have been lower.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, refer to the Financial Highlights section of the financial statements.
[5]	Yield if fund expenses had not been partially absorbed by the investment adviser and its affiliates.
[6]	Taxable equivalent yield assumes a federal regular income tax rate of 40.80%, which includes a Medicare surcharge rate of 3.8%. Your tax rate may be different.
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Schwab Tax-Free Bond Funds  |  Annual Report

Schwab California Tax-Free Bond Fund

The Schwab California Tax-Free Bond Fund (the fund) seeks high current income exempt from federal and California personal income tax that is consistent with capital preservation. To pursue its goal, the fund primarily invests in investment-grade municipal securities (munis)—those in the four highest credit rating categories (rated AAA to BBB- or the unrated equivalent as determined by the investment adviser) from California issuers. The fund does not currently intend to invest in munis whose interest is subject to the alternative minimum tax; however, this would not prevent the fund from investing in such securities as a temporary defensive measure. For more information on the fund’s investment objective and principal investment strategies, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended August 31, 2019, fixed-income markets generated strong returns as the U.S. economy experienced steady, albeit slowing, expansion. Early in the reporting period, as the Federal Reserve (Fed) continued to tighten monetary policy, raising short-term interest rates in September and December 2018, bond prices fell as investors grappled with concerns about the pace and direction of future rate changes. (Bond yields and bond prices move in opposite directions.) Amid growing signs of global economic weakness that threatened to dampen U.S. economic growth, along with continued low inflation, the Fed changed its stance in 2019 and held rates unchanged through June 2019 before cutting the federal funds rate by 0.25% in July 2019. As a result, bonds regained their upward momentum and remained strong throughout the remainder of the reporting period.
Driven by low supply and strong demand, in concert with falling Treasury yields, U.S. muni bonds generated particularly strong returns. Demand drivers included the tax-law changes that took effect in 2018, which capped or completely eliminated many popular tax deductions for individuals, resulting in higher tax burdens for many high-earners who sought the shelter of tax-free muni bond mutual funds and ETFs, particularly in high-tax states like California and New York. Demand was particularly robust during the early months of 2019, although inflows to muni bond funds and ETFs were strong throughout 2019.
Performance. The fund returned 7.19% for the 12-month period ended August 31, 2019, compared with the S&P California AMT-Free Municipal Bond Index (the comparative index), which returned 8.16%.
Positioning and Strategies. The fund generally maintains a sensitivity to interest rates within a conservative range to limit unexpected performance swings. Although this range is close to the fund’s peer group, the fund typically maintains a lower sensitivity to interest rates than the comparative index. The fund’s duration, a measure of interest-rate sensitivity, was near-neutral in relation to the fund’s peers during the reporting period amid the mixed market influences of positive demand/supply dynamics and a changing interest rate environment.
Given the flattening yield curve, the fund began the reporting period in a “barbelled” position, with a heavier concentration of securities with shorter and longer maturities and a smaller percentage of intermediate-term securities relative to peers. Over the period, the fund managers sold securities in the 20- to 30-year maturity range of the yield curve and invested in securities in the 5- to 15-year maturity range. This strategy worked in the fund’s favor, relative to the fund’s comparative index, at the beginning of the reporting period, but detracted in early 2019. As the securities with longer-term maturities were reduced, the fund’s relative performance improved toward the end of the first quarter of 2019 and through the end of the reporting period.
The fund’s managers continue to monitor credit developments to assess risk and opportunity. Over the reporting period, in an effort to narrow the performance gap in relation to the fund’s peers, fund managers increased the fund’s holdings in lower-rated securities, increasing the fund’s credit exposure. This strategy worked in the fund’s favor, as the lower-rated segments of the muni credit market outperformed the broader muni bond market over most of the reporting period, particularly in 2019. However, despite this increased credit exposure, the fund remained underweight to credit exposure as compared to its peers, which detracted from the fund’s relative performance over the reporting period.

Portfolio Composition % of investments
These charts show two different views of the fund’s portfolio: by type of security and credit quality of the security.

By Security Type

Weighted Average Maturity[1]	5.8 Yrs
Weighted Average Duration[1]	5.4 Yrs
By Credit Quality2

Management views and portfolio holdings may have changed since the report date.
[1]	See Glossary for definitions of maturity and duration.
[2]	Based on ratings from Moody’s. The fund has selected Moody’s to provide credit ratings based on the recommendation from the fund’s investment adviser, who has determined that Moody’s strong depth and established expertise make it a reliable source for ratings of securities in which the fund may invest. Where Moody’s ratings are not available, Standard & Poor’s ratings are used. To the extent Standard & Poor’s does not provide a rating, the fund will use a rating provided by Fitch Ratings, Inc. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies.
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Schwab Tax-Free Bond Funds  |  Annual Report

Schwab California Tax-Free Bond Fund
Performance and Fund Facts as of August 31, 2019

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (August 31, 2009 – August 31, 2019)1,2

Average Annual Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab California Tax-Free Bond Fund (2/24/92)	7.19%	3.07%	4.03%
S&P California AMT-Free Municipal Bond Index	8.16%	3.69%	4.90%
Bloomberg Barclays 7-Year Municipal Bond Index	8.28%	3.24%	4.10%
Fund Category: Morningstar Municipal California Intermediate/Short Bond[3]	6.85%	2.93%	4.02%
Fund Expense Ratios[4]: Net 0.49%; Gross 0.60%

Yields
30-Day SEC Yield[1,2]	1.00%
30-Day SEC Yield-No Waiver[1,5]	0.90%
Taxable Equivalent Yield[6]	2.17%
12-Month Distribution Yield[1,2]	2.35%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the total return/yield may have been lower.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, refer to the Financial Highlights section of the financial statements.
[5]	Yield if fund expenses had not been partially absorbed by the investment adviser and its affiliates.
[6]	Taxable equivalent yield assumes a federal regular income tax rate of 40.80%, which includes a Medicare surcharge rate of 3.8%, and effective California state personal income tax rate of 13.30%. Your tax rate may be different.
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Schwab Tax-Free Bond Funds  |  Annual Report

Schwab Tax-Free Bond Funds
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning March 1, 2019 and held through August 31, 2019.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1]	Beginning Account Value at 3/1/19	Ending Account Value (Net of Expenses) at 8/31/19	Expenses Paid During Period 3/1/19-8/31/19[2]
Schwab Tax-Free Bond Fund
Actual Return	0.49%	$1,000.00	$1,055.30	$2.54
Hypothetical 5% Return	0.49%	$1,000.00	$1,022.73	$2.50
Schwab California Tax-Free Bond Fund
Actual Return	0.49%	$1,000.00	$1,051.20	$2.53
Hypothetical 5% Return	0.49%	$1,000.00	$1,022.73	$2.50

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.
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Schwab Tax-Free Bond Funds  |  Annual Report

Schwab Tax-Free Bond Fund
Financial Statements
Financial Highlights
	9/1/18– 8/31/19	9/1/17– 8/31/18	9/1/16– 8/31/17	9/1/15– 8/31/16	9/1/14– 8/31/15
Per-Share Data
Net asset value at beginning of period	$11.52	$11.82	$12.13	$11.82	$11.97
Income (loss) from investment operations:
Net investment income (loss)[1]	0.28	0.27	0.27	0.26	0.26
Net realized and unrealized gains (losses)	0.60	(0.30)	(0.21)	0.37	(0.03)
Total from investment operations	0.88	(0.03)	0.06	0.63	0.23
Less distributions:
Distributions from net investment income	(0.28)	(0.27)	(0.27)	(0.26)	(0.26)
Distributions from net realized gains	—	—	(0.10)	(0.06)	(0.12)
Total distributions	(0.28)	(0.27)	(0.37)	(0.32)	(0.38)
Net asset value at end of period	$12.12	$11.52	$11.82	$12.13	$11.82
Total return	7.77%	(0.22%)	0.63%	5.37%	1.95%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.49%	0.49%	0.49%	0.49%	0.49%
Gross operating expenses	0.56%	0.57%	0.56%	0.57%	0.57%
Net investment income (loss)	2.41%	2.35%	2.32%	2.16%	2.21%
Portfolio turnover rate	129%	82%	83%	54% [2]	92%
Net assets, end of period (x 1,000,000)	$751	$650	$667	$708	$640

1
Calculated based on the average shares outstanding during the period.
2
Historically low yields led to large unrealized gains in existing positions. To limit taxable gains, Fund Management decreased sale activity and thereby decreased portfolio turnover.
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Schwab Tax-Free Bond Funds  |  Annual Report
See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2019

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Effective March 31, 2019, Form N-PORT Part F has replaced Form N-Q. The fund’s Form N-Q and Form N-PORT Part F are available on the SEC’s website at www.sec.gov. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of each calendar quarter on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.
For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date based on each security’s rate reset date. The reference rate and spread used is shown parenthetically in the security description, if available; if not, the reference rate is described in a footnote. The maturity date shown for all the securities is the final legal maturity.
Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Fixed-Rate Obligations 89.1% of net assets
ALABAMA 1.1%
Birmingham
GO Bonds Series 2013A	5.00%	03/01/43 (a)	500,000	550,880
Pell Special Care Facilities Financing Auth
RB (Noland Health Services) Series 2012A	5.00%	12/01/19	125,000	126,153
RB (Noland Health Services) Series 2012A	5.00%	12/01/20	900,000	942,462
RB (Noland Health Services) Series 2016A	5.00%	12/01/31 (a)	2,000,000	2,146,660
Univ of Montevallo
RB Series 2017	5.00%	05/01/25	465,000	555,880
RB Series 2017	5.00%	05/01/26	200,000	245,618
RB Series 2017	5.00%	05/01/27	250,000	313,952
RB Series 2017	5.00%	05/01/42 (a)	2,650,000	3,191,130
				8,072,735
ALASKA 0.4%
North Slope Borough
Water & Wastewater Facilities RB (Service Area 10) Series 2014	5.00%	06/30/22 (a)(b)	1,130,000	1,205,597
Water & Wastewater Facilities RB (Service Area 10) Series 2014	5.00%	06/30/23 (a)(b)	1,790,000	1,909,751
				3,115,348
ARIZONA 0.4%
Arizona Health Facilities Auth
RB (Phoenix Childrens Hospital) Series 2013B	5.00%	02/01/43 (a)	1,000,000	1,086,990
Pima Cnty
GO Bonds Series 2012A	4.00%	07/01/22	140,000	151,355
Tucson
Refunding COP Series 2014	4.00%	07/01/22	700,000	755,559
Refunding COP Series 2014	4.00%	07/01/23	700,000	772,191
				2,766,095
ARKANSAS 1.7%
Cabot
Sales & Use Tax Refunding & RB Series 2013	2.55%	06/01/43 (a)	5,000	5,007
Fayetteville
Sales Tax RB Series 2019A	1.60%	11/01/35 (a)	2,500,000	2,558,350
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Schwab Tax-Free Bond Funds  |  Annual Report
See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2019 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Little Rock
Sewer Refunding RB Series 2015	3.00%	04/01/23	735,000	776,917
Sewer Refunding RB Series 2015	3.00%	04/01/24	560,000	598,976
Marion
Sales & Use Tax RB Series 2017	2.90%	09/01/47 (a)	605,000	620,899
Rogers
Sales & Use Tax Bonds Series 2015	2.13%	11/01/29 (a)	210,000	214,261
Sales & Use Tax Bonds Series 2018B	3.25%	11/01/43 (a)	3,850,000	4,067,217
Sherwood
Sales & Use Tax Bonds Series 2018	3.05%	12/01/43 (a)	910,000	958,221
Springdale
Sales Tax & Use Refunding & RB Series 2018	3.00%	04/01/43 (a)	2,870,000	2,953,919
				12,753,767
CALIFORNIA 8.1%
Anaheim Housing & Public Improvement Auth
Electric System Refunding RB Series 2016	5.00%	10/01/41 (a)(b)	640,000	693,958
California
GO Bonds	5.00%	08/01/24	1,000,000	1,189,860
GO Bonds	5.00%	02/01/26 (a)	2,655,000	3,007,159
GO Bonds	5.00%	03/01/27 (a)	2,600,000	3,144,310
GO Bonds	5.00%	10/01/28 (c)	5,000,000	6,636,350
GO Refunding Bonds Series 2017	5.00%	08/01/32 (a)	590,000	731,860
California Infrastructure & Economic Development Bank
RB (Sanford Consortium) Series 2010A	5.00%	05/15/27 (a)(b)(c)	2,005,000	2,062,985
California Statewide Communities Development Auth
Hospital Refunding RB (Methodist Hospital of Southern California) Series 2018	5.00%	01/01/23	455,000	507,252
Hospital Refunding RB (Methodist Hospital of Southern California) Series 2018	5.00%	01/01/24	600,000	687,540
Hospital Refunding RB (Methodist Hospital of Southern California) Series 2018	5.00%	01/01/25	1,000,000	1,175,400
Hospital Refunding RB (Methodist Hospital of Southern California) Series 2018	5.00%	01/01/26	1,050,000	1,262,992
Inglewood USD
GO Bonds Series A	5.25%	08/01/27 (a)	125,000	142,204
Jurupa Public Finance Auth
Special Tax RB Series 2014A	5.00%	09/01/21	450,000	485,856
Special Tax RB Series 2014A	5.00%	09/01/22	60,000	67,136
Los Angeles Cnty Metropolitan Transportation Auth
Sr Sales Tax Refunding RB Series 2012B	5.00%	07/01/25 (a)	1,340,000	1,492,626
New Haven USD
GO Refunding Bonds Series 2014B	5.00%	08/01/21	1,000,000	1,078,780
Oakland USD
GO Bonds Series 2015A	5.00%	08/01/27 (a)	1,295,000	1,571,068
GO Bonds Series 2015A	5.00%	08/01/28 (a)	1,000,000	1,210,010
Oroville
RB (Oroville Hospital) Series 2019	5.25%	04/01/49 (a)	3,000,000	3,602,400
Palo Alto
COP Series 2019A	5.00%	11/01/44 (a)	2,465,000	3,109,178
Pasadena
Refunding COP Series 2015A	5.00%	02/01/29 (a)	585,000	703,620
Pasadena Public Financing Auth
Lease RB Series 2010A	5.00%	03/01/22 (a)(b)	360,000	382,432
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Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2019 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Pleasant Valley SD
GO Refunding Bonds Series 2002A	5.85%	08/01/31	3,000,000	3,967,620
Rancho Cucamonga Successor Redevelopment Agency
Tax Allocation Refunding Bonds Series 2014	5.00%	09/01/26 (a)	755,000	895,860
Riverside Cnty Transportation Commission
Limited Sales Tax RB Series 2010A	5.00%	06/01/32 (a)(b)	3,530,000	3,635,900
San Bruno Public Finance Auth
Lease RB Series 2019	5.00%	05/01/30 (a)	460,000	620,209
Lease RB Series 2019	5.00%	05/01/31 (a)	485,000	644,953
San Diego USD
GO Bonds Series 2010C	0.00%	07/01/31 (d)	1,250,000	982,300
GO Bonds Series 2010C	0.00%	07/01/32 (d)	1,500,000	1,145,910
GO Bonds Series 2010C	0.00%	07/01/33 (d)	1,000,000	743,840
GO Bonds Series 2010C	0.00%	07/01/34 (d)	1,550,000	1,118,263
GO Bonds Series 2010C	0.00%	07/01/35 (d)	1,300,000	911,638
San Francisco CCD
GO Bonds Series 2010D	5.00%	06/15/29 (a)	1,000,000	1,029,890
San Francisco Public Utilities Commission
Water RB Series 2017A	5.00%	11/01/36 (a)	2,685,000	3,190,236
San Mateo-Foster City SD
GO Refunding Bonds Series 2012	5.00%	09/01/20	2,195,000	2,285,434
Santa Cruz Cnty Successor Redevelopment Agency
Tax Allocation Refunding Bonds 2014	5.00%	09/01/22	605,000	676,572
Tax Allocation Refunding Bonds 2014	5.00%	09/01/23	375,000	433,523
Tax Allocation Refunding Bonds 2014	5.00%	09/01/24	1,060,000	1,265,725
Stockton Public Financing Auth
Water Refunding RB Series 2018A	5.00%	10/01/23	300,000	346,731
Water Refunding RB Series 2018A	5.00%	10/01/24	300,000	357,528
Water Refunding RB Series 2018A	5.00%	10/01/25	500,000	614,020
Upland
COP (San Antonio Community Hospital) Series 2011	5.50%	01/01/20	1,260,000	1,275,082
				61,086,210
COLORADO 1.3%
Aspen
COP Series 2019	5.00%	12/01/44 (a)	1,750,000	2,216,987
Boulder Cnty
COP Series 2015	5.00%	12/01/24 (a)	375,000	392,490
COP Series 2015	5.00%	12/01/25 (a)	500,000	523,190
Centennial Water & Sanitation District
Water & Wastewater RB Series 2019	5.00%	12/01/34 (a)	500,000	645,900
Water & Wastewater RB Series 2019	5.00%	12/01/35 (a)	500,000	643,955
Colorado Health Facilities Auth
RB (CommonSpirit Health) Series 2019A1	4.00%	08/01/37 (a)	250,000	281,572
RB (CommonSpirit Health) Series 2019A1	4.00%	08/01/38 (a)	250,000	281,478
RB (CommonSpirit Health) Series 2019A1	4.00%	08/01/39 (a)	250,000	280,488
RB (CommonSpirit Health) Series 2019A2	4.00%	08/01/49 (a)	500,000	550,420
Refunding RB (Evangelical Lutheran Good Samaritan Society) Series 2017	5.00%	06/01/31 (a)(b)	1,250,000	1,578,000
Refunding RB (National Jewish Health) Series 2012	5.00%	01/01/21	1,900,000	1,973,511
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Schwab Tax-Free Bond Funds  |  Annual Report
See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2019 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Denver
Dedicated Tax RB Series 2018A-2	0.00%	08/01/31 (a)(d)	500,000	364,245
Dedicated Tax RB Series 2018A-2	0.00%	08/01/32 (a)(d)	300,000	208,665
				9,940,901
CONNECTICUT 2.1%
Connecticut
GO Refunding Bonds Series 2016B	5.00%	05/15/27 (a)	2,095,000	2,568,009
Connecticut Health & Educational Facilities Auth
RB (Nuvance Health) Series 2019A	4.00%	07/01/38 (a)	7,000,000	7,948,220
Univ of Connecticut
GO Bonds Series 2019A	5.00%	11/01/34 (a)	2,000,000	2,509,600
GO Bonds Series 2019A	5.00%	11/01/35 (a)	1,000,000	1,251,040
GO Bonds Series 2019A	5.00%	11/01/36 (a)	1,000,000	1,247,430
				15,524,299
DELAWARE 0.1%
Delaware State Housing Auth
S/F Mortgage Sr RB Series 2011A2	4.25%	07/01/29 (a)	480,000	491,923
DISTRICT OF COLUMBIA 0.2%
District of Columbia
Income Tax Secured RB Series 2009A	5.25%	12/01/27 (a)(c)	300,000	303,042
Income Tax Secured Refunding RB Series 2010A	5.00%	12/01/30 (a)	1,210,000	1,244,098
				1,547,140
FLORIDA 3.8%
Florida Ports Financing Commission
Refunding RB Series 2011A	5.00%	10/01/28 (a)	1,500,000	1,612,545
Hillsborough Cnty SD
Refunding COP Series 2010A	5.00%	07/01/24 (a)	1,985,000	2,047,210
Sales Tax Refunding RB Series 2015B	5.00%	10/01/23	2,000,000	2,307,200
Hollywood Community Redevelopment Agency
Refunding RB Series 2015	5.00%	03/01/24	3,000,000	3,466,740
Jacksonville
Health Care Facilities Refunding RB (Baptist Health) Series 2017	5.00%	08/15/34 (a)	960,000	1,190,544
Martin Cnty Health Facilities Auth
Hospital RB (Martin Memorial Medical Center) Series 2015	5.00%	11/15/23 (b)	1,500,000	1,737,285
Miami Beach Health Facilities Auth
Hospital Refunding & RB (Mt Sinai Medical Center) Series 2014	5.00%	11/15/21	100,000	107,868
Hospital Refunding & RB (Mt Sinai Medical Center) Series 2014	5.00%	11/15/22	150,000	167,030
Hospital Refunding & RB (Mt Sinai Medical Center) Series 2014	5.00%	11/15/24	400,000	471,396
Hospital Refunding & RB (Mt Sinai Medical Center) Series 2014	5.00%	11/15/25 (a)	250,000	293,440
Miami-Dade Cnty
Aviation RB Series 2010A	5.50%	10/01/26 (a)(b)	4,690,000	4,913,933
Rickenbacker Causeway RB Series 2014	5.00%	10/01/25 (a)	810,000	945,529
Rickenbacker Causeway RB Series 2014	5.00%	10/01/35 (a)	575,000	656,805
Miami-Dade Cnty Educational Facilities Auth
Refunding & RB (Univ of Miami) Series 2015A	5.00%	04/01/30 (a)	1,150,000	1,357,840
16
Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2019 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Miami-Dade Cnty Expressway Auth
Toll System RB Series 2014A	5.00%	07/01/22	550,000	604,857
Toll System RB Series 2014A	4.00%	07/01/23	1,730,000	1,896,166
Toll System RB Series 2014A	5.00%	07/01/24	625,000	729,181
Palm Beach Cnty Health Facilities Auth
Hospital Refunding RB (Boca Raton Regional Hospital) Series 2014	5.00%	12/01/22 (b)	800,000	895,576
Port St. Lucie
Utility System Refunding RB Series 2014	5.00%	09/01/20	150,000	155,739
Utility System Refunding RB Series 2014	5.00%	09/01/21	175,000	187,899
Utility System Refunding RB Series 2014	5.00%	09/01/22	485,000	538,277
Utility System Refunding RB Series 2014	5.00%	09/01/23	350,000	400,775
Tallahassee
Consolidated Utility Systems RB Series 2018	5.00%	10/01/35 (a)	1,495,000	1,793,402
				28,477,237
GEORGIA 0.3%
Brookhaven Development Auth
RB (Children’s Healthcare of Atlanta) Series 2019A	5.00%	07/01/27	1,500,000	1,908,105
HAWAII 0.9%
Hawaii
GO Bonds Series 2019FW	5.00%	01/01/25	5,000,000	6,004,450
Hawaii State Housing Finance & Development Corp
S/F Mortgage Purchase RB Series 2011B	4.50%	01/01/26 (a)	290,000	296,945
Univ of Hawaii
Univ RB Series 2017D	3.00%	10/01/27	500,000	558,400
				6,859,795
IDAHO 0.9%
Ada & Canyon Cntys Jt SD #3
GO Bonds Series 2017B	5.00%	09/15/34 (a)(e)	1,055,000	1,306,544
Canyon Cnty SD #139
GO Bonds Series 2019A	5.00%	09/15/26 (e)	450,000	566,356
GO Bonds Series 2019A	5.00%	09/15/27 (e)	400,000	514,288
GO Bonds Series 2019A	5.00%	09/15/28 (e)	425,000	558,033
GO Bonds Series 2019A	5.00%	09/15/29 (a)(e)	400,000	530,260
Nampa SD #131
GO Refunding Bonds Series 2011B	4.00%	08/15/21 (c)(e)	1,835,000	1,939,797
GO Refunding Bonds Series 2011B	4.00%	08/15/22 (c)(e)	695,000	754,610
Univ of Idaho
General RB Series 2014	5.00%	04/01/21	350,000	371,592
General RB Series 2014	5.00%	04/01/24 (a)	200,000	218,756
				6,760,236
ILLINOIS 5.9%
Bellwood Village
GO Refunding Bonds Series 2014	4.00%	12/01/21	500,000	524,690
GO Refunding Bonds Series 2014	5.00%	12/01/32 (a)	1,705,000	1,983,716
GO Refunding Bonds Series 2016B	5.00%	12/01/28 (a)	1,855,000	2,227,521
17
Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2019 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Chicago
OHare General Airport Sr Lien Refunding RB Series 2015B	5.00%	01/01/28 (a)	1,750,000	2,075,937
OHare General Airport Sr Lien Refunding RB Series 2015B	5.00%	01/01/29 (a)	1,100,000	1,301,784
OHare PFC Refunding RB Series 2012A	5.00%	01/01/31 (a)	4,950,000	5,361,642
Chicago Housing Auth
GO Bonds Series 2018A	5.00%	01/01/27	1,000,000	1,232,770
GO Bonds Series 2018A	5.00%	01/01/28	1,000,000	1,251,450
Community Unit SD #300
GO Refunding Bonds Series 2013	5.25%	01/01/31 (a)	4,840,000	5,440,015
Dupage Cnty HSD #88
GO Refunding Bonds Series 2016	5.00%	01/15/26	2,500,000	3,043,725
Illinois
GO Refunding Bonds Series 2016	5.00%	02/01/28 (a)	1,500,000	1,750,440
GO Refunding Bonds Series 2018B	5.00%	10/01/33 (a)	1,500,000	1,760,070
Illinois Finance Auth
Facilities RB (Univ of Illinois) Series 2019A	5.00%	10/01/44 (a)	500,000	615,790
Facilities RB (Univ of Illinois) Series 2019A	5.00%	10/01/49 (a)	1,000,000	1,223,610
Facilities RB (Univ of Illinois) Series 2019A	5.00%	10/01/51 (a)	600,000	731,178
RB (OSF Healthcare) Series 2015A	5.00%	11/15/23	700,000	803,831
RB (Rosalind Franklin Univ) Series 2017A	5.00%	08/01/30 (a)	600,000	716,334
RB (Rosalind Franklin Univ) Series 2017A	5.00%	08/01/33 (a)	960,000	1,130,880
RB (Rosalind Franklin Univ) Series 2017A	5.00%	08/01/34 (a)	1,330,000	1,561,167
Refunding RB (Southern Illinois Healthcare Enterprises) Series 2017C	5.00%	03/01/26	700,000	847,322
Refunding RB (Southern Illinois Healthcare Enterprises) Series 2017C	5.00%	03/01/30 (a)	400,000	484,896
Illinois Sports Facilities Auth
Refunding RB Series 2019	5.00%	06/15/28 (f)	1,000,000	1,215,130
Refunding RB Series 2019	5.00%	06/15/29 (f)	1,075,000	1,318,219
Refunding RB Series 2019	5.00%	06/15/30 (a)(f)	1,000,000	1,222,020
Illinois Toll Highway Auth
Sr RB Series 2019A	5.00%	01/01/44 (a)	2,500,000	3,096,275
Kankakee River Metropolitan Agency
Sr Lien Sewage Treatment Facility Refunding RB Series 2016	5.00%	05/01/26	1,305,000	1,565,896
				44,486,308
INDIANA 0.5%
Indiana Finance Auth
Educational Facilities RB (Butler Univ) Series 2014	5.00%	02/01/21	125,000	131,630
Educational Facilities RB (Butler Univ) Series 2014	5.00%	02/01/22	320,000	345,645
Educational Facilities RB (Butler Univ) Series 2014	5.00%	02/01/23	380,000	423,092
Educational Facilities Refunding RB (Butler Univ) Series 2012A	5.00%	02/01/22	700,000	755,580
Educational Facilities Refunding RB (Butler Univ) Series 2012A	5.00%	02/01/24 (a)	1,790,000	1,941,058
				3,597,005
IOWA 0.1%
Iowa
Special Obligation Bonds Series 2010	5.00%	06/15/25 (a)(b)	570,000	587,402
18
Schwab Tax-Free Bond Funds  |  Annual Report
See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2019 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
KANSAS 1.7%
Crawford Cnty USD #250
GO Bonds Series 2017	5.00%	09/01/26	250,000	312,255
GO Bonds Series 2017	5.00%	09/01/27	450,000	574,124
GO Bonds Series 2017	5.00%	09/01/36 (a)	880,000	1,077,102
Hutchinson
Hospital Facilities RB (Hutchinson Regional Medical Center) Series 2016	5.00%	12/01/27 (a)	375,000	443,044
Hospital Facilities RB (Hutchinson Regional Medical Center) Series 2016	5.00%	12/01/28 (a)	400,000	471,180
Hospital Facilities RB (Hutchinson Regional Medical Center) Series 2016	5.00%	12/01/29 (a)	440,000	516,151
Hospital Facilities RB (Hutchinson Regional Medical Center) Series 2016	5.00%	12/01/30 (a)	445,000	519,618
Hospital Facilities RB (Hutchinson Regional Medical Center) Series 2016	5.00%	12/01/31 (a)	250,000	290,810
Johnson & Miami County USD No. 230
GO Bonds Series 2018A	5.00%	09/01/26	750,000	937,335
GO Bonds Series 2018A	5.00%	09/01/27	800,000	1,020,664
GO Bonds Series 2018A	5.00%	09/01/31 (a)	3,075,000	3,851,130
Leavenworth Cnty USD #458
GO Bonds Series 2018	5.00%	09/01/33 (a)	400,000	496,992
GO Bonds Series 2018	5.00%	09/01/34 (a)	650,000	805,174
GO Bonds Series 2018	5.00%	09/01/35 (a)	900,000	1,111,833
				12,427,412
KENTUCKY 0.3%
Kentucky
COP 2015	4.00%	06/15/24	400,000	445,892
COP 2015	5.00%	06/15/25	400,000	479,296
Kentucky State Property & Buildings Commission
Refunding RB Series A	5.00%	08/01/20	1,210,000	1,251,515
				2,176,703
LOUISIANA 0.6%
Louisiana Public Facilities Auth
Refunding RB (Loyola Univ) Series 2017	0.00%	10/01/19 (d)	750,000	748,935
Refunding RB (Ochsner Clinic Fdn) Series 2015	5.00%	05/15/21	800,000	847,424
Refunding RB (Ochsner Clinic Fdn) Series 2015	5.00%	05/15/23	350,000	393,344
Refunding RB (Ochsner Clinic Fdn) Series 2017	5.00%	05/15/27	1,000,000	1,237,940
New Orleans
Sewerage Service Refunding RB Series 2014	5.00%	06/01/20	550,000	565,625
Sewerage Service Refunding RB Series 2014	5.00%	06/01/21	400,000	426,472
Sewerage Service Refunding RB Series 2014	5.00%	06/01/22	250,000	273,933
				4,493,673
MARYLAND 3.1%
Baltimore Water System
Water RB Series 2013A	5.00%	07/01/20	150,000	154,864
Maryland
GO Bonds First Series 2017A	5.00%	03/15/26	9,080,000	11,313,680
GO Bonds Series 2019	5.00%	03/15/27 (c)	5,000,000	6,401,500
Maryland Health & Higher Educational Facilities Auth
RB (Meritus Medical Center) Series 2015	5.00%	07/01/23	1,000,000	1,132,360
19
Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2019 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Prince Georges Cnty
GO Bonds Series 2017A	3.00%	09/15/27	330,000	370,521
Washington Cnty
RB (Diakon Lutheran Social Ministries) Series 2019B	5.00%	01/01/24	320,000	362,666
RB (Diakon Lutheran Social Ministries) Series 2019B	5.00%	01/01/25	550,000	639,441
RB (Diakon Lutheran Social Ministries) Series 2019B	5.00%	01/01/27	645,000	778,308
RB (Diakon Lutheran Social Ministries) Series 2019B	5.00%	01/01/28	1,405,000	1,716,868
RB (Diakon Lutheran Social Ministries) Series 2019B	5.00%	01/01/29	505,000	623,534
				23,493,742
MASSACHUSETTS 4.0%
Massachusetts
GO Refunding Bonds Series 2019A	5.00%	01/01/27 (c)	5,000,000	6,345,600
Massachusetts Development Finance Agency
RB (Atrius Health) Series 2019A	5.00%	06/01/39 (a)	2,500,000	3,063,850
RB (Beth Israel Lahey Health) 2019 Series K	5.00%	07/01/31 (a)	1,120,000	1,438,091
RB (Beth Israel Lahey Health) Series 2019K	5.00%	07/01/29	500,000	650,620
RB (Beth Israel Lahey Health) Series 2019K	5.00%	07/01/32 (a)	500,000	639,310
RB (Boston Medical Center) Series 2016E	5.00%	07/01/31 (a)	2,815,000	3,333,748
RB (Boston Medical Center) Series 2017F	5.00%	07/01/28 (a)	340,000	414,552
RB (Lahey Health System) Series 2015F	5.00%	08/15/28 (a)	1,100,000	1,326,721
RB (Lesley Univ) Series 2019A	5.00%	07/01/35 (a)	1,065,000	1,343,785
RB (Lesley Univ) Series 2019A	5.00%	07/01/37 (a)	1,175,000	1,475,377
RB (Lesley Univ) Series 2019A	5.00%	07/01/39 (a)	1,295,000	1,615,940
RB (Northeastern Univ) Series 2018A	5.00%	10/01/32 (a)	495,000	638,119
RB (Northeastern Univ) Series 2018A	5.00%	10/01/33 (a)	375,000	482,261
RB (SABIS International Charter School) Series 2015	4.00%	04/15/20	170,000	171,957
RB (SABIS International Charter School) Series 2015	5.00%	04/15/25	500,000	549,140
RB (Wellforce) Series 2019A	5.00%	07/01/24	1,200,000	1,392,720
Massachusetts HFA
S/F Housing RB Series 183	3.50%	12/01/46 (a)	2,490,000	2,603,693
S/F Housing RB Series 203	4.50%	12/01/48 (a)	2,000,000	2,234,720
Massachusetts Turnpike Auth
RB Series 1993A	5.00%	01/01/20 (b)	115,000	116,484
				29,836,688
MICHIGAN 2.0%
Grand Rapids
Sanitary Sewer System Refunding RB Series 2010	5.00%	01/01/25	600,000	719,502
Sanitary Sewer System Refunding RB Series 2010	5.00%	01/01/27	1,145,000	1,446,719
Karegnondi Water Auth
RB Series 2014A	5.00%	11/01/24 (a)	1,645,000	1,876,632
RB Series 2014A	5.00%	11/01/25 (a)	1,100,000	1,251,294
Michigan Finance Auth
Hospital RB (Henry Ford Health System) Series 2019A	5.00%	11/15/48 (a)	1,000,000	1,237,950
Hospital RB (Henry Ford Health System) Series 2019A	4.00%	11/15/50 (a)	1,500,000	1,669,515
Limited Obligation Refunding RB (College for Creative Studies) Series 2015	5.00%	12/01/26 (a)	840,000	942,984
Limited Obligation Refunding RB (College for Creative Studies) Series 2015	5.00%	12/01/27 (a)	585,000	654,791
Limited Obligation Refunding RB (College for Creative Studies) Series 2015	5.00%	12/01/28 (a)	535,000	598,874
20
Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2019 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Limited Obligation Refunding RB (College for Creative Studies) Series 2015	5.00%	12/01/29 (a)	590,000	658,228
Limited Obligation Refunding RB (College for Creative Studies) Series 2015	5.00%	12/01/30 (a)	400,000	444,976
Michigan Housing Development Auth
S/F Mortgage RB Series 2015A	4.00%	06/01/46 (a)	1,880,000	1,992,687
Michigan Trunk Line Fund
Refunding Bonds Series 2009	5.00%	11/01/22 (a)	215,000	216,337
Wayne Cnty Airport Auth
Airport RB Series 2014B	5.00%	12/01/32 (a)	550,000	644,116
Airport RB Series 2014B	5.00%	12/01/33 (a)	625,000	730,237
				15,084,842
MINNESOTA 2.6%
Center City
Health Care Facilities Refunding RB (Hazelden Betty Ford Fdn) Series 2019	4.00%	11/01/26	315,000	364,159
Health Care Facilities Refunding RB (Hazelden Betty Ford Fdn) Series 2019	4.00%	11/01/27	250,000	292,490
Health Care Facilities Refunding RB (Hazelden Betty Ford Fdn) Series 2019	4.00%	11/01/28 (a)	330,000	389,423
Health Care Facilities Refunding RB (Hazelden Betty Ford Fdn) Series 2019	4.00%	11/01/29 (a)	265,000	311,038
Health Care Facilities Refunding RB (Hazelden Betty Ford Fdn) Series 2019	4.00%	11/01/30 (a)	250,000	291,675
Health Care Facilities Refunding RB (Hazelden Betty Ford Fdn) Series 2019	4.00%	11/01/31 (a)	245,000	283,938
Health Care Facilities Refunding RB (Hazelden Betty Ford Fdn) Series 2019	4.00%	11/01/34 (a)	300,000	343,476
Health Care Facilities Refunding RB (Hazelden Betty Ford Fdn) Series 2019	4.00%	11/01/41 (a)	825,000	925,510
Duluth ISD #709
Refunding COP Series 2019C	5.00%	02/01/24 (e)	400,000	460,004
Refunding COP Series 2019C	5.00%	02/01/25 (e)	375,000	443,040
Refunding COP Series 2019C	5.00%	02/01/26 (e)	400,000	484,552
Hastings ISD #200
GO Bonds Series 2018A	0.00%	02/01/32 (a)(d)(e)	1,000,000	734,270
Maple Grove
Health Care Facilities Refunding RB (North Memorial Health) Series 2015	4.00%	09/01/19	500,000	500,000
Health Care Facilities Refunding RB (North Memorial Health) Series 2015	4.00%	09/01/20	600,000	613,452
Health Care Facilities Refunding RB (North Memorial Health) Series 2015	4.00%	09/01/21	400,000	417,608
Minneapolis
Health Care System RB (Fairview Health Services) Series 2018A	5.00%	11/15/36 (a)	3,500,000	4,388,755
Minneapolis- St. Paul Metropolitan Airports Commission
Sub Airport Refunding RB Series 2019A	5.00%	01/01/29 (f)	1,400,000	1,832,530
Sub Airport Refunding RB Series 2019A	5.00%	01/01/30 (a)(f)	1,500,000	1,972,755
Minnesota Higher Educational Facilities Auth
RB (Univ of St. Thomas) Series 2019	5.00%	10/01/29	275,000	359,571
RB (Univ of St. Thomas) Series 2019	5.00%	10/01/33 (a)	400,000	515,712
RB (Univ of St. Thomas) Series 2019	5.00%	10/01/34 (a)	250,000	320,885
RB (Univ of St. Thomas) Series 2019	5.00%	10/01/35 (a)	350,000	447,769
RB (Univ of St. Thomas) Series 2019	5.00%	10/01/40 (a)	1,000,000	1,260,750
Minnetonka ISD #276
GO Refunding Bonds Series 2013H	4.00%	02/01/22 (e)	860,000	920,510
Univ of Minnesota
General RB Series 2011D	5.00%	12/01/20 (b)	220,000	230,661
General RB Series 2011D	5.00%	12/01/21 (b)	425,000	461,992
				19,566,525
21
Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2019 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
MISSISSIPPI 0.7%
Mississippi Development Bank
Special Obligation (Jackson Public SD) RB Series 2018	5.00%	10/01/25	1,000,000	1,210,370
Special Obligation (Jackson Public SD) RB Series 2018	5.00%	10/01/26	590,000	732,497
Special Obligation (Jackson Public SD) Refunding RB Series 2012A	5.00%	04/01/28 (a)	690,000	770,364
Special Obligation Bonds (Jackson Water & Sewer) Series 2013	6.88%	12/01/40 (a)	1,900,000	2,278,879
Mississippi Home Corp
Homeownership Mortgage RB Series 2011A	4.50%	06/01/25 (a)	245,000	250,655
				5,242,765
MISSOURI 3.2%
Butler Cnty SD R1
Lease Participation Certificates Series 2014	4.00%	03/01/21	100,000	104,264
Lease Participation Certificates Series 2014	5.00%	03/01/23	150,000	168,668
Independence SD
GO Refunding Bonds 2017	5.50%	03/01/33 (a)(e)	1,000,000	1,281,470
Jackson Cnty SD #4
School Building GO Bonds Series 2018A	5.50%	03/01/36 (a)(c)(e)	5,000,000	6,726,400
School Building GO Bonds Series 2018A	6.00%	03/01/38 (a)(e)	2,500,000	3,443,975
Kansas City Sanitary Sewer
Sewer System Refunding RB Series 2018B	5.00%	01/01/32 (a)	650,000	826,689
Sewer System Refunding RB Series 2018B	5.00%	01/01/34 (a)	350,000	442,960
Missouri Health & Educational Facilities Auth
Educational Facilities RB (Kansas City Univ of Medicine) Series 2017A	5.00%	06/01/35 (a)	1,000,000	1,221,220
Educational Facilities RB (Kansas City Univ of Medicine) Series 2017A	5.00%	06/01/36 (a)	1,050,000	1,279,110
Hospital Facilities RB (CoxHealth) Series 2019A	5.00%	11/15/31 (a)	2,490,000	3,188,968
RB (St Louis College of Pharmacy) Series 2015B	5.00%	05/01/30 (a)	500,000	550,415
RB (St Louis College of Pharmacy) Series 2015B	5.00%	05/01/34 (a)	500,000	545,200
Missouri Housing Development Commission
S/F Mortgage RB Series 2017D	4.00%	05/01/47 (a)	1,390,000	1,506,788
S/F Mortgage RB Series 2018A	4.25%	05/01/49 (a)	2,400,000	2,651,856
				23,937,983
MONTANA 0.2%
Montana Board of Housing
S/F Housing RB Series 2018A	4.00%	06/01/49 (a)	1,700,000	1,849,889
NEBRASKA 1.1%
Boys Town Village
RB (Father Flanagan Boys Home) Series 2017	3.00%	09/01/28	5,000,000	5,513,450
Nebraska Investment Finance Auth
S/F Housing RB Series 2016A	3.50%	03/01/46 (a)	1,830,000	1,875,915
Papio-Missouri River Natural Resource District
Flood Protection & Water Quality Enhancement Refunding Bonds Series 2017	4.00%	12/15/27 (a)	250,000	268,870
Flood Protection & Water Quality Enhancement Refunding Bonds Series 2017	4.00%	12/15/28 (a)	275,000	294,984
Flood Protection & Water Quality Enhancement Refunding Bonds Series 2017	4.00%	12/15/30 (a)	500,000	534,325
				8,487,544
22
Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2019 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
NEVADA 0.3%
Carson City
Hospital Refunding RB (Carson Tahoe Regional Healthcare) Series 2017	5.00%	09/01/20	500,000	516,760
Hospital Refunding RB (Carson Tahoe Regional Healthcare) Series 2017	5.00%	09/01/25	600,000	712,104
Hospital Refunding RB (Carson Tahoe Regional Healthcare) Series 2017	5.00%	09/01/27	605,000	747,102
				1,975,966
NEW HAMPSHIRE 0.0%
New Hampshire HFA
S/F Mortgage Acquisition RB Series 2011E	4.50%	01/01/28 (a)	235,000	241,634
NEW JERSEY 1.8%
Atlantic City
Tax Refunding Bonds Series 2017A	5.00%	03/01/24	200,000	230,174
Tax Refunding Bonds Series 2017A	5.00%	03/01/25	300,000	354,891
Tax Refunding Bonds Series 2017A	5.00%	03/01/27	250,000	309,640
Dumont
GO Refunding Bonds Series 2016	3.00%	07/15/22	400,000	420,472
Flemington-Raritan Regional SD
GO Refunding Bonds Series 2014	4.00%	06/15/22	635,000	684,257
Gloucester Cnty Improvement Auth
County Guaranteed Refunding RB Series 2012	4.00%	12/01/21	355,000	377,461
County Guaranteed Refunding RB Series 2012	4.00%	12/01/22	480,000	523,421
Middlesex Cnty
Refunding COP Series 2011	4.00%	06/15/21	205,000	215,937
New Jersey Economic Development Auth
School Facilities Construction Bonds Series 2018EEE	5.00%	06/15/43 (a)	3,000,000	3,526,230
School Facilities Contrsuction Bonds 2014 Series UU	5.00%	06/15/29 (a)	1,045,000	1,184,110
New Jersey Transportation Trust Fund Auth
Transportation System Bonds Series 2010A	0.00%	12/15/28 (d)	1,805,000	1,437,411
Transportation System Bonds Series 2018A	5.00%	12/15/33 (a)	2,000,000	2,417,280
Transportation System RB Series 2019AA	5.00%	06/15/31 (a)	1,250,000	1,526,400
Passaic Cnty Improvement Auth
Governmental Loan RB Series 2015	5.00%	08/01/24	505,000	596,895
				13,804,579
NEW MEXICO 0.3%
New Mexico Mortgage Finance Auth
S/F Mortgage RB Series 2018B	4.00%	01/01/49 (a)	1,955,000	2,139,063
NEW YORK 12.9%
Build NYC Resource Corp
RB (YMCA of Greater New York) Series 2015	5.00%	08/01/25	250,000	300,295
RB (YMCA of Greater New York) Series 2015	5.00%	08/01/27 (a)	300,000	357,045
RB (YMCA of Greater New York) Series 2015	5.00%	08/01/30 (a)	195,000	229,182
Dutchess Cnty Local Development Corp
RB (Culinary Institute of America) Series 2018	5.00%	07/01/25	970,000	1,157,123
RB (Culinary Institute of America) Series 2018	5.00%	07/01/31 (a)	1,170,000	1,460,312
RB (Culinary Institute of America) Series 2018	5.00%	07/01/34 (a)	1,390,000	1,717,637
23
Schwab Tax-Free Bond Funds  |  Annual Report
See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2019 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
East Rockaway
GO Refunding Bonds Series 2016	3.00%	07/15/22	300,000	316,659
Lake Success
GO Refunding Bonds Series 2010B	4.00%	12/01/19	125,000	125,956
Metropolitan Transportation Auth
Dedicated Tax Fund Refunding Bonds Series 2012A	5.00%	11/15/25 (a)	7,500,000	8,439,375
Transportation RB Series 2019A	4.00%	02/03/20	5,320,000	5,380,169
Nassau Cnty Local Economic Assistance Corp
RB (Catholic Health Services Long Island) Series 2014	5.00%	07/01/21	500,000	532,315
RB (Catholic Health Services Long Island) Series 2014	5.00%	07/01/23	535,000	605,385
RB (Catholic Health Services Long Island) Series 2014	5.00%	07/01/24	425,000	494,547
RB (Catholic Health Services Long Island) Series 2014	5.00%	07/01/25 (a)	1,000,000	1,164,540
RB (Catholic Health Services Long Island) Series 2014	5.00%	07/01/26 (a)	250,000	290,658
New York City
GO Bonds Fiscal 2013 Series E	5.00%	08/01/25 (a)	3,360,000	3,795,994
GO Bonds Fiscal 2014 Series B	5.00%	08/01/22	1,050,000	1,168,251
GO Bonds Fiscal 2014 Series I1	5.00%	03/01/22	2,520,000	2,763,860
GO Bonds Fiscal 2014 Series I1	5.00%	03/01/23	1,120,000	1,270,046
GO Bonds Series 2018E-1	5.25%	03/01/34 (a)	2,000,000	2,581,240
GO Bonds Series 2019E	5.00%	08/01/32 (a)	1,000,000	1,300,560
New York City Transitional Finance Auth
Building Aid RB Fiscal 2019 Series S3A	5.00%	07/15/35 (a)	2,000,000	2,537,740
Building Aid RB Fiscal 2019 Series S3A	5.00%	07/15/36 (a)	1,500,000	1,898,070
Future Tax Secured Sub RB Fiscal 2010 Series I2	5.00%	11/01/20 (a)	200,000	205,234
Future Tax Secured Sub RB Fiscal 2011 Series D1	5.00%	02/01/35 (a)	5,535,000	5,829,019
Future Tax Secured Sub RB Fiscal 2014 Series B1	5.00%	11/01/23	2,700,000	3,132,540
Future Tax Secured Sub RB Fiscal 2017 Series E1	5.00%	02/01/30 (a)	3,000,000	3,777,690
Future Tax Secured Sub RB Fiscal 2017 Series E1	5.00%	02/01/38 (a)	5,065,000	6,193,431
New York City Trust for Cultural Resources
Refunding RB (Juilliard School) Series 2018A	5.00%	01/01/34 (a)	1,000,000	1,300,260
Refunding RB (Juilliard School) Series 2018A	5.00%	01/01/37 (a)	1,750,000	2,254,140
Refunding RB (Juilliard School) Series 2018A	5.00%	01/01/38 (a)	1,000,000	1,284,020
New York State Dormitory Auth
RB (Catholic Health System) Series 2019A	5.00%	07/01/34 (a)	150,000	189,431
RB (Catholic Health System) Series 2019A	4.00%	07/01/38 (a)	925,000	1,046,850
RB (Catholic Health System) Series 2019A	4.00%	07/01/39 (a)	100,000	112,869
RB (Montefiore Health) Series 2018A	5.00%	08/01/28	1,700,000	2,180,267
Sales Tax RB Series 2014A	5.00%	03/15/26 (a)	3,700,000	4,348,018
Sales Tax RB Series 2017A	5.00%	03/15/35 (a)	6,575,000	8,174,303
State Personal Income Tax RB Series 2017B	5.00%	02/15/38 (a)	1,445,000	1,786,164
State Personal Income Tax Refunding RB Series 2012A	5.00%	12/15/24 (a)	1,300,000	1,467,440
State Sales Tax RB Series 2018	5.00%	03/15/34 (a)(c)	5,000,000	6,349,950
New York State Thruway Auth
General RB Series I	5.00%	01/01/20	500,000	506,380
Sales Tax Asset Receivable Corp
RB Fiscal 2015 Series A	5.00%	10/15/31 (a)	5,330,000	6,318,768
Utility Debt Securitization Auth
RB Series 2016A	5.00%	06/15/26 (a)	410,000	484,817
				96,828,550
24
Schwab Tax-Free Bond Funds  |  Annual Report
See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2019 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
NORTH CAROLINA 1.8%
North Carolina Capital Facilities Finance Agency
Educational Facilities Refunding RB (Meredith College) Series 2018	5.00%	06/01/24	500,000	579,215
Educational Facilities Refunding RB (Meredith College) Series 2018	5.00%	06/01/25	500,000	593,025
Educational Facilities Refunding RB (Meredith College) Series 2018	5.00%	06/01/26	1,735,000	2,102,907
Educational Facilities Refunding RB (Meredith College) Series 2018	5.00%	06/01/30 (a)	1,000,000	1,193,090
Educational Facilities Refunding RB (Meredith College) Series 2018	5.00%	06/01/31 (a)	1,605,000	1,903,594
Educational Facilities Refunding RB (Meredith College) Series 2018	5.00%	06/01/32 (a)	1,435,000	1,696,514
North Carolina Housing Finance Agency
Home Ownership RB Series 2009-2	4.25%	01/01/28 (a)	165,000	168,216
North Carolina Medical Care Commission
Health Care Facilities Refunding RB (WakeMed) Series 2012A	5.00%	10/01/21	5,000,000	5,391,200
				13,627,761
NORTH DAKOTA 0.3%
Williston
Public Safety Sales Tax RB Series 2018A	5.00%	07/15/21	250,000	263,320
Public Safety Sales Tax RB Series 2018A	5.00%	07/15/22	500,000	539,695
Public Safety Sales Tax RB Series 2018A	4.00%	07/15/23 (a)	1,650,000	1,731,428
				2,534,443
OHIO 0.9%
Butler Cnty
Hospital Facilities Refunding RB (UC Health) Series 2017	5.00%	11/15/30 (a)	1,000,000	1,236,430
Cleveland-Cuyahoga Cnty Port Auth
Development RB (Cleveland State Univ) Series 2014	5.00%	08/01/24	1,110,000	1,294,093
Development Refunding RB (Cleveland State Univ) Series 2019	4.00%	08/01/44 (a)	2,000,000	2,216,240
Hamilton Cnty
Hospital Facilities RB (UC Health) Series 2014	5.00%	02/01/23	500,000	561,305
Hospital Facilities RB (UC Health) Series 2014	5.00%	02/01/24	500,000	577,780
Hospital Facilities RB (UC Health) Series 2014	5.00%	02/01/25 (a)	1,000,000	1,154,530
				7,040,378
OKLAHOMA 0.3%
Oklahoma Development Finance Auth
Lease RB Series 2014A	4.00%	06/01/27 (a)	735,000	818,694
Tulsa Cnty Industrial Auth
Educational Facilities Lease RB (Tulsa Cnty ISD #11) Series 2018	5.00%	09/01/23	1,000,000	1,142,130
				1,960,824
OREGON 6.2%
Astoria SD #1C
GO Bonds Series 2019A	0.00%	06/15/40 (a)(d)(e)	1,000,000	484,110
Beaverton SD #48J
GO Bonds Series 2017D	5.00%	06/15/36 (a)(e)	2,920,000	3,636,042
Central Point SD #6
GO Bonds Series 2019B	0.00%	06/15/40 (a)(d)(e)	705,000	378,303
GO Bonds Series 2019B	0.00%	06/15/41 (a)(d)(e)	710,000	365,189
GO Bonds Series 2019B	0.00%	06/15/42 (a)(d)(e)	610,000	301,224
25
Schwab Tax-Free Bond Funds  |  Annual Report
See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2019 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
GO Bonds Series 2019B	0.00%	06/15/43 (a)(d)(e)	815,000	385,903
GO Bonds Series 2019B	0.00%	06/15/44 (a)(d)(e)	1,115,000	505,140
GO Bonds Series 2019B	0.00%	06/15/45 (a)(d)(e)	985,000	428,485
GO Bonds Series 2019B	0.00%	06/15/46 (a)(d)(e)	1,190,000	494,302
GO Bonds Series 2019B	0.00%	06/15/47 (a)(d)(e)	1,175,000	468,367
GO Bonds Series 2019B	0.00%	06/15/48 (a)(d)(e)	1,320,000	505,732
GO Bonds Series 2019B	0.00%	06/15/49 (a)(d)(e)	1,270,000	467,563
Clatsop Cnty SD
GO Bonds Series 2019A	0.00%	06/15/35 (a)(d)(e)	1,000,000	624,080
GO Bonds Series 2019A	0.00%	06/15/37 (a)(d)(e)	1,000,000	566,080
GO Bonds Series 2019A	0.00%	06/15/40 (a)(d)(e)	1,000,000	485,000
Dayton SD #8
GO & Refunding Bonds Series 2019	5.00%	06/15/30 (a)(e)	780,000	1,024,624
GO & Refunding Bonds Series 2019	5.00%	06/15/32 (a)(e)	1,045,000	1,360,078
GO & Refunding Bonds Series 2019	5.00%	06/15/34 (a)(e)	900,000	1,159,758
GO & Refunding Bonds Series 2019	5.00%	06/15/37 (a)(e)	500,000	638,055
GO & Refunding Bonds Series 2019	5.00%	06/15/39 (a)(e)	275,000	349,016
Forest Grove
Campus Refunding & RB (Pacific Univ) Series 2014A	5.25%	05/01/34 (a)	1,625,000	1,756,316
Campus Refunding & RB (Pacific Univ) Series 2014A	5.00%	05/01/40 (a)	3,985,000	4,255,462
Campus Refunding & RB (Pacific Univ) Series 2015A	5.00%	05/01/22	90,000	97,330
Campus Refunding & RB (Pacific Univ) Series 2015A	5.00%	05/01/23	170,000	188,469
Campus Refunding & RB (Pacific Univ) Series 2015A	5.00%	05/01/24	350,000	397,085
Campus Refunding & RB (Pacific Univ) Series 2015A	5.00%	05/01/25	395,000	457,734
Gresham-Barlow SD #10Jt
GO Bonds Series 2019	0.00%	06/15/33 (a)(d)(e)	200,000	139,112
GO Bonds Series 2019	0.00%	06/15/34 (a)(d)(e)	400,000	267,284
GO Bonds Series 2019	0.00%	06/15/35 (a)(d)(e)	450,000	288,333
GO Bonds Series 2019	0.00%	06/15/36 (a)(d)(e)	500,000	306,410
GO Bonds Series 2019	0.00%	06/15/37 (a)(d)(e)	500,000	294,315
North Marion SD #15
GO Bonds Series 2018A	0.00%	06/15/38 (a)(d)(e)	1,000,000	522,520
GO Bonds Series 2018A	0.00%	06/15/40 (a)(d)(e)	1,000,000	474,200
GO Bonds Series 2018B	5.00%	06/15/32 (a)(e)	350,000	450,117
GO Bonds Series 2018B	5.00%	06/15/34 (a)(e)	750,000	959,332
Oregon
GO Bonds Series 2019A	5.00%	05/01/27 (c)	5,000,000	6,391,450
Oregon Facilities Auth
Refunding RB (Legacy Health) Series 2011A	5.25%	05/01/21	2,000,000	2,133,260
Refunding RB (Samaritan Health Services) Series 2016A	5.00%	10/01/32 (a)	1,250,000	1,483,612
Phoenix-Talent SD #4
GO Bonds Series 2018	0.00%	06/15/32 (a)(d)(e)	1,000,000	695,120
Port Morrow
LT GO Bonds Series 2016	5.00%	12/01/30 (a)	330,000	369,808
LT GO Bonds Series 2016	5.00%	12/01/31 (a)	375,000	419,220
LT GO Bonds Series 2016	5.00%	12/01/36 (a)	1,155,000	1,284,545
Santiam Canyon SD #129J
GO Bonds Series 2019	5.00%	06/15/34 (a)(e)	500,000	649,000
GO Bonds Series 2019	5.00%	06/15/39 (a)(e)	700,000	894,852
GO Bonds Series 2019	5.00%	06/15/44 (a)(e)	2,000,000	2,531,780
26
Schwab Tax-Free Bond Funds  |  Annual Report
See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2019 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Seaside
Transient Lodging Tax RB Series 2018	5.00%	12/15/37 (a)	1,875,000	2,327,100
St. Helens SD #502
GO Bonds Series 2017	5.00%	06/15/33 (a)(e)	1,340,000	1,678,618
				46,339,435
PENNSYLVANIA 1.8%
Beaver Cnty
GO Bonds Series 2017	4.00%	04/15/28	2,635,000	3,126,981
Delaware Cnty Auth
RB (Cabrini Univ) Series 2017	5.00%	07/01/24	1,070,000	1,224,144
RB (Cabrini Univ) Series 2017	5.00%	07/01/27	735,000	894,701
RB (Cabrini Univ) Series 2017	5.00%	07/01/31 (a)	1,505,000	1,796,985
Pennsylvania Higher Educational Facilities Auth
RB (Duquesne Univ) Series 2019A	4.00%	03/01/37 (a)	500,000	575,750
RB (Duquesne Univ) Series 2019A	5.00%	03/01/38 (a)	675,000	848,630
Pennsylvania Intergovernmental Cooperation Auth
Philadelphia Special Tax Refunding RB Series 2010	5.00%	06/15/20	1,070,000	1,103,095
Philadelphia
GO Refunding Bonds Series 2019A	5.00%	08/01/25	745,000	903,819
GO Refunding Bonds Series 2019A	5.00%	08/01/26	1,000,000	1,245,560
GO Refunding Bonds Series 2019A	5.00%	08/01/27	500,000	632,480
GO Refunding Bonds Series 2019A	5.00%	08/01/28	300,000	386,769
GO Refunding Bonds Series 2019A	5.00%	08/01/29	245,000	321,070
GO Refunding Bonds Series 2019A	5.00%	08/01/30	285,000	379,156
GO Refunding Bonds Series 2019A	5.00%	08/01/31	300,000	404,610
				13,843,750
RHODE ISLAND 0.1%
Rhode Island Housing & Mortgage Finance Corp
Homeownership Opportunity RB Series 67B	3.50%	10/01/46 (a)	835,000	862,229
SOUTH CAROLINA 0.3%
Kershaw Cnty Public Schools Foundation
Installment Purchase Refunding RB Series 2015	5.00%	12/01/22	800,000	893,136
Univ of South Carolina
Higher Education RB Series 2015	5.00%	05/01/24	1,000,000	1,174,460
				2,067,596
SOUTH DAKOTA 0.1%
Sioux Falls SD #49-5
LT Capital Outlay Refunding Certificates Series 2017A	3.00%	08/01/28 (a)	300,000	332,574
LT Capital Outlay Refunding Certificates Series 2017B	3.00%	08/01/28 (a)	500,000	554,290
LT Capital Outlay Refunding Certificates Series 2017C	5.00%	08/01/22	150,000	166,574
				1,053,438
27
Schwab Tax-Free Bond Funds  |  Annual Report
See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2019 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
TENNESSEE 0.6%
Chattanooga-Hamilton Cnty Hospital Auth
Hospital Refunding & RB (Erlanger Health) Series 2014A	5.00%	10/01/23	450,000	507,614
Hospital Refunding & RB (Erlanger Health) Series 2014A	5.00%	10/01/24	600,000	693,534
Hospital Refunding & RB (Erlanger Health) Series 2014A	5.00%	10/01/25 (a)	950,000	1,100,898
Memphis
GO Refunding Bonds Series 2011	5.00%	05/01/20	2,000,000	2,052,480
				4,354,526
TEXAS 6.5%
Arlington Higher Education Finance Corp
Education RB (Uplift Education) Series 2018A	5.00%	12/01/28 (a)(e)	200,000	245,350
Arlington ISD
ULT GO Bonds Series 2011A	5.00%	02/15/36 (a)(b)(c)(e)	3,650,000	3,714,788
Brady ISD
ULT GO Refunding Bonds Series 2015	5.00%	08/15/24 (e)	170,000	201,173
Central Texas Regional Mobility Auth
Sr Lien RB Series 2015A	5.00%	01/01/27 (a)	1,100,000	1,308,736
Sr Lien RB Series 2015A	5.00%	01/01/30 (a)	1,520,000	1,797,066
Dallas Cnty
Revenue Certificates of Obligation Series 2016	5.00%	08/15/27 (a)	3,365,000	4,208,471
Dallas-Fort Worth International Airport
Airport RB Series 2013B	5.00%	11/01/38 (a)	2,300,000	2,539,223
Airport Refunding RB Series 2012B	5.00%	11/01/22 (a)	1,245,000	1,302,457
Falls City ISD
ULT GO Bonds Series 2014	5.00%	08/15/30 (a)(e)	930,000	995,370
Forney ISD
ULT GO Refunding Bonds Series 2015	5.00%	08/15/32 (a)(e)	400,000	478,988
Fort Bend Cnty
ULT GO Road & Refunding Bonds Series 2018	5.00%	03/01/31 (a)	500,000	622,160
Garland ISD
ULT GO Refunding Bonds Series 2012A	3.00%	02/15/23 (a)(e)	1,525,000	1,527,028
Godley ISD
ULT GO Refunding Bonds Series 2015	5.00%	02/15/24 (e)	1,505,000	1,753,159
Gonzales ISD
ULT GO Bonds Series 2014	5.00%	02/01/23 (e)	205,000	230,354
Lubbock Health Facilities Development Corp
Refunding RB (St. Joseph Health) Series 2008B	5.00%	07/01/20	1,750,000	1,807,943
Midland ISD
ULT GO Refunding Bonds Series 2011	4.00%	02/15/20 (e)	860,000	871,404
New Hope Cultural Educational Facilities Corp
Hospital RB (Childrens Health System of Texas) Series 2017A	5.00%	08/15/30 (a)	1,000,000	1,249,660
North Texas Tollway Auth
System RB Series 2011A	5.00%	09/01/21 (b)	500,000	538,210
Pearland
GO Refunding Bonds Series 2015	5.00%	03/01/24	1,650,000	1,919,214
Plano
GO Refunding Bonds Series 2011	5.00%	09/01/21	575,000	619,752
28
Schwab Tax-Free Bond Funds  |  Annual Report
See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2019 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Rockwall ISD
ULT GO Refunding Bonds Series 2012	5.00%	02/15/20 (e)	185,000	188,276
ULT GO Refunding Bonds Series 2012	5.00%	02/15/22 (a)(e)	360,000	373,331
ULT GO Refunding Bonds Series 2012	5.00%	02/15/22 (a)(b)	90,000	93,245
San Antonio
Refunding RB Series 2019	4.00%	02/01/30 (f)	1,500,000	1,849,200
Seguin ISD
ULT GO Refunding Bonds Series 2016	5.00%	08/15/28 (a)(e)	445,000	542,971
Sunnyvale ISD
ULT GO Bonds Series 2011	3.00%	02/15/20 (e)	110,000	110,969
ULT GO Bonds Series 2011	5.00%	02/15/22 (a)(e)	120,000	126,834
Texas
GO Bonds Series 2019A	5.00%	08/01/26	2,510,000	3,150,878
Texas City ISD
ULT Refunding Bonds Series 2019	5.00%	08/15/27 (e)	3,700,000	4,735,260
ULT Refunding Bonds Series 2019	5.00%	08/15/28 (e)	2,710,000	3,538,799
Texas Dept of Housing & Community Affairs
Residential Mortgage RB Series 2019A	4.75%	01/01/49 (a)	1,995,000	2,242,440
S/F Mortgage RB Series 2018A	4.75%	03/01/49 (a)	1,475,000	1,659,744
Texas State Affordable Housing Corp
S/F Mortgage RB Series 2011B	4.45%	09/01/28 (a)	200,000	208,492
S/F Mortgage RB Series 2019A	4.25%	03/01/49 (a)	2,000,000	2,228,700
Tomball ISD
ULT GO Bonds Series 2011	5.00%	02/15/21 (e)	150,000	158,532
				49,138,177
UTAH 0.1%
Utah Board of Regents
Student Building Fee RB Series 2018	5.00%	03/01/27 (a)	360,000	430,272
Student Building Fee RB Series 2018	5.00%	03/01/28 (a)	425,000	505,971
				936,243
VERMONT 1.3%
Vermont HFA
Mortgage RB Series 2011A	4.50%	02/01/26 (a)	665,000	684,305
Multiple Purpose Bonds Series 2017D	4.00%	05/01/48 (a)	1,085,000	1,167,026
Multiple Purpose Bonds Series 2018A	4.00%	11/01/48 (a)	5,000,000	5,412,850
Multiple Purpose Bonds Series 2018C	4.75%	11/01/48 (a)	2,000,000	2,254,560
				9,518,741
VIRGINIA 0.8%
Chesapeake Bay Bridge & Tunnel District
BAN 2019	5.00%	11/01/23	4,250,000	4,874,750
Prince William Cnty IDA
RB (George Mason Univ) Series 2011AA	5.50%	09/01/34 (a)	220,000	238,973
Richmond Metropolitan Auth
Expressway Refunding & RB Series 1998	5.25%	07/15/22 (e)	880,000	941,142
				6,054,865
29
Schwab Tax-Free Bond Funds  |  Annual Report
See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2019 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
WASHINGTON 3.9%
King Cnty Public Hospital District #2
LT GO Refunding Bonds (EvergreenHealth) Series 2015	5.00%	12/01/22	1,755,000	1,966,460
LT GO Refunding Bonds (EvergreenHealth) Series 2015	5.00%	12/01/24	690,000	820,313
King Cnty SD #410
GO Bonds Series 2019	4.00%	12/01/36 (a)(e)(f)	1,150,000	1,350,445
La Center SD #101
ULT GO Bonds 2018	5.00%	12/01/32 (a)(e)	1,000,000	1,273,110
Mason Cnty Public Hospital District #1
Hospital RB Series 2018	5.00%	12/01/48 (a)	2,000,000	2,358,200
Moses Lake SD #161
ULT GO Bonds Series 2018	5.00%	12/01/33 (a)(e)	1,000,000	1,271,800
ULT GO Bonds Series 2018	5.00%	12/01/34 (a)(e)	1,000,000	1,267,750
ULT GO Bonds Series 2018	5.00%	12/01/35 (a)(e)	1,250,000	1,580,137
Ocosta SD #172
ULT GO Bonds 2013	3.13%	12/01/20 (e)	65,000	66,626
ULT GO Bonds 2013	5.00%	12/01/23 (e)	340,000	393,995
Port of Bellingham
Refunding RB 2019	5.00%	12/01/27	500,000	634,370
Refunding RB 2019	5.00%	12/01/28	460,000	594,486
Refunding RB 2019	5.00%	12/01/29 (a)	500,000	649,460
Refunding RB 2019	5.00%	12/01/30 (a)	625,000	805,050
Tukwila SD #406
ULT GO Series 2018	5.00%	12/01/37 (a)(e)	2,880,000	3,595,536
Washington
Motor Vehicle Fuel Tax GO Bonds Series 2019D	5.00%	06/01/26	4,820,000	6,037,532
Motor Vehicle Tax GO Bonds Series 2014E	5.00%	02/01/31 (a)	2,010,000	2,335,178
Whidbey Island Public Hospital District
ULT GO Bonds 2013	5.00%	12/01/19	745,000	751,154
ULT GO Bonds 2013	5.00%	12/01/20	720,000	748,570
ULT GO Bonds 2013	5.00%	12/01/22	460,000	506,920
				29,007,092
WEST VIRGINIA 0.7%
West Virginia Hospital Finance Auth
Hospital Refunding RB (Cabell Huntington Hospital) Series 2018A	5.00%	01/01/35 (a)	1,400,000	1,714,902
Hospital Refunding RB (Cabell Huntington Hospital) Series 2018A	5.00%	01/01/36 (a)	1,400,000	1,705,858
Hospital Refunding RB (Cabell Huntington Hospital) Series 2018A	4.13%	01/01/47 (a)	1,375,000	1,492,838
				4,913,598
WISCONSIN 0.8%
Wisconsin Health & Educational Facilities Auth
RB (Franciscan Sisters of Christian Charity) Series 2017A	5.00%	09/01/31 (a)	1,000,000	1,184,050
RB (Franciscan Sisters of Christian Charity) Series 2017A	5.00%	09/01/32 (a)	1,025,000	1,208,229
RB (Rogers Memorial Hospital) Series 2019A	5.00%	07/01/44 (a)	200,000	232,898
RB (Rogers Memorial Hospital) Series 2019A	5.00%	07/01/49 (a)	800,000	927,784
RB (Rogers Memorial Hospital) Series 2019B	5.00%	07/01/38 (a)	150,000	176,678
RB (Thedacare) Series 2015	5.00%	12/15/21	200,000	216,414
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Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2019 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
RB (Thedacare) Series 2015	5.00%	12/15/22	1,045,000	1,167,369
RB (UnityPoint Health) Series 2014A	5.00%	12/01/24 (a)	1,000,000	1,183,210
				6,296,632
Total Fixed-Rate Obligations
(Cost $628,420,621)				669,111,792

Variable-Rate Obligations 11.4% of net assets
ARIZONA 0.4%
Arizona Health Facilities Auth
Refunding RB (Phoenix Childrens Hospital) Series 2013A3
(SIFMA Municipal Swap Index + 1.85%)	3.20%	02/01/48 (a)	3,000,000	3,101,280
CALIFORNIA 3.1%
Bay Area Toll Auth
Toll Bridge RB Series 2017H	2.13%	04/01/53 (a)(g)	3,000,000	3,141,660
Toll Bridge RB Series 2018A	2.63%	04/01/45 (a)(g)	3,000,000	3,253,770
California
GO Bonds Series 2013B
(SIFMA Municipal Swap Index + 0.38%)	1.73%	12/01/27 (a)	6,000,000	6,018,420
GO Bonds Series 2013E
(SIFMA Municipal Swap Index + 0.43%)	1.78%	12/01/29 (a)	5,500,000	5,526,675
California Dept of Water Resources
Water System RB Series AT
(SIFMA Municipal Swap Index + 0.37%)	1.72%	12/01/35 (a)	5,000,000	5,015,500
				22,956,025
COLORADO 0.7%
Colorado Health Facilities Auth
Hospital RB (AdventHealth) Series 2019B	5.00%	11/15/49 (a)(g)	4,000,000	5,011,920
GEORGIA 0.7%
Main St Natural Gas Inc
Gas Supply RB Series 2018E
(SIFMA Municipal Swap Index + 0.57%)	1.92%	08/01/48 (a)	5,000,000	4,979,750
IOWA 0.2%
Public Energy Financing Auth
Gas Project RB Series 2019	5.00%	09/01/49 (a)(e)(g)	1,500,000	1,806,615
MICHIGAN 0.5%
Univ of Michigan
General RB Series 2012E
(SIFMA Municipal Swap Index + 0.27%)	1.67%	04/01/33 (a)	3,970,000	3,960,909
MONTANA 0.9%
Montana Facility Finance Auth
RB (Billings Clinic) Series 2018C
(SIFMA Municipal Swap Index + 0.55%)	1.90%	08/15/37 (a)	3,200,000	3,197,120
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Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2019 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Montana State Board of Regents
Educational Facilities Refunding RB (Montana State Univ) Series 2012A
(SIFMA Municipal Swap Index + 0.45%)	1.80%	11/15/35 (a)	3,370,000	3,371,483
				6,568,603
NEW YORK 1.7%
New York City Municipal Water Finance Auth
Water & Sewer System 2nd Resolution RB Fiscal 2014 Series AA	1.52%	06/15/48 (a)(e)(h)	900,000	900,000
Water & Sewer System 2nd Resolution RB Fiscal 2017 Series BB1A	1.39%	06/15/49 (a)(e)(h)	5,625,000	5,625,000
New York City Transitional Finance Auth
Future Tax Secured Sub Bonds Fiscal 2016 Series E4	1.39%	02/01/45 (a)(e)(h)	3,000,000	3,000,000
Future Tax Secured Sub RB Fiscal 2014 Series B3	1.43%	11/01/42 (a)(e)(h)	3,565,000	3,565,000
				13,090,000
OREGON 0.9%
Corvallis SD #509J
GO Bonds Series 2018A	0.00%	06/15/38 (a)(e)(i)	1,000,000	1,212,950
Oregon Business Development Commission
Recovery Zone Facility Bonds (Intel Corp) Series 232	2.40%	12/01/40 (a)(g)	3,000,000	3,120,390
Umatilla SD #6R
GO Bonds Series 2017	0.00%	06/15/29 (a)(e)(i)	340,000	357,836
GO Bonds Series 2017	0.00%	06/15/30 (a)(e)(i)	300,000	314,025
GO Bonds Series 2017	0.00%	06/15/31 (a)(e)(i)	300,000	312,372
GO Bonds Series 2017	0.00%	06/15/32 (a)(e)(i)	350,000	363,262
GO Bonds Series 2017	0.00%	06/15/33 (a)(e)(i)	520,000	538,434
GO Bonds Series 2017	0.00%	06/15/34 (a)(e)(i)	350,000	359,958
GO Bonds Series 2017	0.00%	06/15/35 (a)(e)(i)	410,000	418,835
				6,998,062
SOUTH CAROLINA 0.3%
South Carolina Educational Facilities Auth
Educational Facilities RB (Wofford College) Series 2007B	2.38%	04/01/27 (a)(g)	2,090,000	2,138,404
TEXAS 1.4%
Denton ISD
ULT GO Series 2014B	2.00%	08/01/44 (a)(e)(g)	2,000,000	2,063,100
Northside ISD
ULT GO Series 2019	1.60%	08/01/49 (a)(e)(g)	3,000,000	3,033,540
San Antonio
Water System Jr Lien RB Series 2019A	2.63%	05/01/49 (a)(g)	5,000,000	5,286,100
				10,382,740
WASHINGTON 0.4%
King Cnty
Sewer Jr Lien RB Series 2012	2.60%	01/01/43 (a)(g)	3,000,000	3,048,690
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Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2019 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
WISCONSIN 0.2%
Wisconsin Health & Educational Facilities Auth
RB (Advocate Aurora Health) Series 2018C4
(SIFMA Municipal Swap Index + 0.65%)	2.00%	08/15/54 (a)	1,700,000	1,706,596
Total Variable-Rate Obligations
(Cost $84,239,078)				85,749,594

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Short
US Long Bond (CBT), expires 12/19/19	19	(3,139,750)	9,470
(a)	The effective maturity may be shorter than the final maturity shown because the security is subject to a put, demand or call feature.
(b)	Refunded bond.
(c)	All or a portion of this security is designated as collateral for delayed-delivery securities.
(d)	Zero coupon bond.
(e)	Credit-enhanced or liquidity-enhanced.
(f)	Security or a portion of the security purchased on a delayed-delivery or when-issued basis.
(g)	Bond currently pays a fixed coupon rate and will be remarketed at a to be determined rate at the end of the current fixed rate term.
(h)	VRDN is a municipal security which allows holders to sell their security through a put or tender feature, at par value plus accrued interest. The interest rate resets on a periodic basis, the majority of which are weekly but may be daily or monthly as well. The Remarketing Agent, generally a dealer, determines the interest rate for the security at each interest rate reset date. The rate is typically based on the SIFMA Municipal Swap Index. The SIFMA Municipal Swap Index is a market index comprised of high-grade 7-day tax-exempt Variable Rate Demand Obligations with certain characteristics.
(i)	Step up bond that pays an initial coupon rate for a set period and increased coupon rates at one or more preset intervals. Rate shown is as of period end.

BAN —	Bond anticipation note
CCD —	Community college district
COP —	Certificate of participation
GO —	General obligation
HFA —	Housing finance agency/authority
HSD —	High school district
IDA —	Industrial development agency/authority
ISD —	Independent school district
LT —	Limited tax
PFC —	Passenger facility charge
RB —	Revenue bond
SD —	School district
S/F —	Single-family
SIFMA —	Securities Industry and Financial Markets Association
ULT —	Unlimited tax
USD —	Unified school district
VRDN —	Variable rate demand note

33
Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2019 (continued)

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2019 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Fixed-Rate Obligations[1]	$—	$669,111,792	$—	$669,111,792
Variable-Rate Obligations[1]	—	85,749,594	—	85,749,594
Futures Contracts[2]	9,470	—	—	9,470
Total	$9,470	$754,861,386	$—	$754,870,856
[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
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Schwab Tax-Free Bond Fund
Statement of Assets and Liabilities

As of August 31, 2019
Assets
Investments in unaffiliated issuers, at value (cost $712,659,699)		$754,861,386
Cash		589,524
Deposits with brokers for futures contracts		53,200
Receivables:
Investments sold		3,184,340
Interest		7,314,815
Fund shares sold		451,852
Prepaid expenses	+	26,622
Total assets		766,481,739
Liabilities
Payables:
Investments bought - delayed-delivery		13,866,597
Investment adviser and administrator fees		132,311
Shareholder service fees		151,886
Distributions to shareholders		601,744
Fund shares redeemed		274,380
Accrued expenses	+	101,602
Total liabilities		15,128,520
Net Assets
Total assets		766,481,739
Total liabilities	–	15,128,520
Net assets		$751,353,219
Net Assets by Source
Capital received from investors		707,197,578
Total distributable earnings[1]		44,155,641

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$751,353,219		61,978,609		$12.12

[1]	The SEC eliminated the requirement to disclose total distributable earnings (loss) by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions (see financial note 9 for additional information).
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Schwab Tax-Free Bond Fund
Statement of Operations

For the period September 1, 2018 through August 31, 2019
Investment Income
Interest		$20,062,367
Expenses
Investment adviser and administrator fees		1,921,806
Shareholder service fees		1,668,129
Portfolio accounting fees		107,225
Professional fees		65,066
Registration fees		55,007
Shareholder reports		29,975
Independent trustees’ fees		16,969
Custodian fees		16,269
Transfer agent fees		14,084
Other expenses	+	12,795
Total expenses		3,907,325
Expense reduction by CSIM and its affiliates	–	516,018
Net expenses	–	3,391,307
Net investment income		16,671,060
Realized and Unrealized Gains (Losses)
Net realized gains on investments		4,834,956
Net realized losses on futures contracts	+	(199,559)
Net realized gains		4,635,397
Net change in unrealized appreciation (depreciation) on investments		32,728,478
Net change in unrealized appreciation (depreciation) on futures contracts	+	9,470
Net change in unrealized appreciation (depreciation)	+	32,737,948
Net realized and unrealized gains		37,373,345
Increase in net assets resulting from operations		$54,044,405
36
Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab Tax-Free Bond Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	9/1/18-8/31/19		9/1/17-8/31/18
Net investment income		$16,671,060	$15,156,457
Net realized gains		4,635,397	1,211,974
Net change in unrealized appreciation (depreciation)	+	32,737,948	(17,794,431)
Increase (decrease) in net assets from operations		54,044,405	(1,426,000)
Distributions to Shareholders1
Total distributions		($16,665,627)	($15,151,480)

Transactions in Fund Shares
		9/1/18-8/31/19		9/1/17-8/31/18
		SHARES	VALUE	SHARES	VALUE
Shares sold		34,799,267	$401,536,761	18,510,770	$214,443,904
Shares reinvested		784,635	9,172,872	767,406	8,889,736
Shares redeemed	+	(30,035,862)	(346,755,331)	(19,257,326)	(223,296,221)
Net transactions in fund shares		5,548,040	$63,954,302	20,850	$37,419
Shares Outstanding and Net Assets
		9/1/18-8/31/19		9/1/17-8/31/18
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		56,430,569	$650,020,139	56,409,719	$666,560,200
Total increase	+	5,548,040	101,333,080	20,850	(16,540,061)
End of period[2]		61,978,609	$751,353,219	56,430,569	$650,020,139
[1]	For the period ended August 31, 2018, the fund distributed to shareholders $15,141,480 from net investment income. The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018 (see financial note 9 for additional information).
[2]	End of period - Net assets include net investment income not yet distributed of $40,976 at August 31, 2018. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.
37
Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab California Tax-Free Bond Fund
Financial Statements
Financial Highlights
	9/1/18– 8/31/19	9/1/17– 8/31/18	9/1/16– 8/31/17	9/1/15– 8/31/16	9/1/14– 8/31/15
Per-Share Data
Net asset value at beginning of period	$11.69	$11.96	$12.30	$11.97	$12.19
Income (loss) from investment operations:
Net investment income (loss)[1]	0.29	0.28	0.28	0.27	0.27
Net realized and unrealized gains (losses)	0.54	(0.27)	(0.25)	0.40	(0.00) [2]
Total from investment operations	0.83	0.01	0.03	0.67	0.27
Less distributions:
Distributions from net investment income	(0.29)	(0.28)	(0.28)	(0.27)	(0.27)
Distributions from net realized gains	—	—	(0.09)	(0.07)	(0.22)
Total distributions	(0.29)	(0.28)	(0.37)	(0.34)	(0.49)
Net asset value at end of period	$12.23	$11.69	$11.96	$12.30	$11.97
Total return	7.19%	0.14%	0.36%	5.64%	2.22%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.49%	0.49%	0.49%	0.49%	0.49%
Gross operating expenses	0.60%	0.60%	0.59%	0.60%	0.60%
Net investment income (loss)	2.42%	2.42%	2.38%	2.23%	2.25%
Portfolio turnover rate	75%	59%	64%	38% [3]	77%
Net assets, end of period (x 1,000,000)	$488	$395	$427	$466	$421

1
Calculated based on the average shares outstanding during the period.
2
Per-share amount was less than $0.005.
3
Historically low yields led to large unrealized gains in existing positions. To limit taxable gains, Fund Management decreased sale activity and thereby decreased portfolio turnover.
38
Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab California Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2019

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Effective March 31, 2019, Form N-PORT Part F has replaced Form N-Q. The fund’s Form N-Q and Form N-PORT Part F are available on the SEC’s website at www.sec.gov. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of each calendar quarter on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.
For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date based on each security’s rate reset date. The reference rate and spread used is shown parenthetically in the security description, if available; if not, the reference rate is described in a footnote. The maturity date shown for all the securities is the final legal maturity.
Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Fixed-Rate Obligations 90.1% of net assets
CALIFORNIA 90.1%
ABAG Finance Auth
RB (Casa de las Campanas) Series 2010	5.13%	09/01/20 (a)	1,505,000	1,535,913
Refunding RB (Episcopal Sr Communities) Series 2012B	5.00%	07/01/20	530,000	547,008
Alameda City Unified School District
GO Bonds Series C	4.00%	08/01/27	750,000	918,585
GO Bonds Series C	4.00%	08/01/28 (b)	400,000	486,728
GO Bonds Series C	4.00%	08/01/29 (b)	250,000	302,263
GO Bonds Series C	4.00%	08/01/30 (b)	450,000	539,766
GO Bonds Series C	4.00%	08/01/31 (b)	260,000	309,059
GO Bonds Series C	4.00%	08/01/32 (b)	250,000	295,143
GO Bonds Series C	4.00%	08/01/33 (b)	250,000	293,093
Alameda Corridor Transportation Auth
Sr Lien Refunding RB Series 2013A	5.00%	10/01/28 (b)	2,060,000	2,372,873
American Canyon Finance Auth
Refunding RB Series 2015	5.00%	09/02/22	345,000	386,938
Refunding RB Series 2015	5.00%	09/02/23	575,000	666,017
Refunding RB Series 2015	5.00%	09/02/25	690,000	844,505
Anaheim Housing & Public Improvement Auth
Water System RB Series 2016A	5.00%	10/01/41 (b)	1,000,000	1,077,380
Water System RB Series 2016A	5.00%	10/01/46 (b)	2,150,000	2,313,593
Anaheim Public Financing Auth
Lease RB Series 2014A	5.00%	05/01/21	105,000	112,214
Lease RB Series 2014A	5.00%	05/01/22	375,000	415,965
Lease RB Series 2014A	5.00%	05/01/23	250,000	287,188
Lease RB Series 2014A	5.00%	05/01/25 (b)	950,000	1,128,571
Antelope Valley CCD
GO Bonds Series A	5.25%	08/01/42 (b)	750,000	930,742
Banning Financing Auth
Electric System Refunding RB Series 2015	5.00%	06/01/27 (b)	650,000	781,605
Beverly Hills USD
GO Bonds Series 2009	0.00%	08/01/26 (c)	555,000	504,173
GO Bonds Series 2017	0.00%	08/01/34 (b)(c)(d)	8,060,000	5,129,787
California
GO Bonds	5.00%	11/01/24 (b)	750,000	785,685
GO Bonds	5.00%	04/01/25 (d)	5,000,000	6,071,150
GO Bonds	5.00%	09/01/25 (b)	2,315,000	2,674,311
39
Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab California Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2019 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
GO Bonds	5.00%	11/01/25 (b)	80,000	83,750
GO Bonds	5.00%	04/01/29 (d)	5,000,000	6,699,000
GO Bonds	5.00%	08/01/30 (b)	3,450,000	4,294,939
GO Bonds	6.00%	11/01/35 (b)	4,190,000	4,223,520
GO Bonds	5.00%	09/01/36 (b)	2,335,000	2,592,224
GO Bonds	5.00%	09/01/42 (b)	2,000,000	2,211,600
GO Bonds Series CQ	4.00%	12/01/47 (b)(d)	4,680,000	5,074,852
GO Refunding Bonds	5.00%	08/01/27	2,730,000	3,526,450
GO Refunding Bonds	5.25%	10/01/32 (b)	1,960,000	2,125,894
GO Refunding Bonds Series 2016	5.00%	09/01/29 (b)	1,290,000	1,613,455
GO Refunding Bonds Series 2017	5.00%	08/01/32 (b)	2,000,000	2,480,880
California Educational Facilities Auth
RB (Art Center College of Design) Series 2018A	5.00%	12/01/35 (b)	1,250,000	1,554,100
RB (Univ of Southern California) Series 2009C	5.25%	10/01/24	2,000,000	2,436,840
California Health Facilities Financing Auth
Insured RB (Casa Milagro) Series 2011A	5.25%	02/01/20 (a)	145,000	147,588
Insured RB (Northern CA Presbyterian Home & Services) Series 2015	5.00%	07/01/23 (a)	175,000	201,194
RB (Childrens Hospital of Orange Cnty) Series 2019A	4.00%	11/01/29	500,000	630,405
RB (Childrens Hospital of Orange Cnty) Series 2019A	5.00%	11/01/30 (b)	500,000	673,150
RB (Childrens Hospital of Orange Cnty) Series 2019A	5.00%	11/01/31 (b)	965,000	1,291,122
RB (City of Hope) Series 2019	5.00%	11/15/49 (b)	2,000,000	2,394,440
Refunding RB (Marshall Medical Center) Series 2015	5.00%	11/01/22 (a)	375,000	422,033
Refunding RB (Marshall Medical Center) Series 2015	5.00%	11/01/23 (a)	100,000	116,241
Refunding RB (Marshall Medical Center) Series 2015	5.00%	11/01/25 (a)(b)	200,000	240,072
Refunding RB (Marshall Medical Center) Series 2015	5.00%	11/01/28 (a)(b)	800,000	952,296
California Infrastructure & Economic Development Bank
RB (Academy of Motion Picture Arts & Sciences) Series 2015A	5.00%	11/01/24 (b)	1,635,000	1,910,007
RB (Sanford Consortium) Series 2010A	5.00%	05/15/20 (e)	245,000	252,085
RB (Univ of Southern California) Series 2010	5.00%	12/01/19	470,000	474,728
RB (Univ of Southern California) Series 2010	3.25%	12/01/21 (b)	750,000	771,870
RB (Univ of Southern California) Series 2010	5.00%	12/01/23 (b)	670,000	703,721
Refunding RB (Cal ISO Corp) Series 2013	5.00%	02/01/30 (b)	4,130,000	4,623,700
Refunding RB (Walt Disney Family Museum) Series 2016	5.00%	02/01/29 (b)	250,000	308,133
Refunding RB (Walt Disney Family Museum) Series 2016	5.00%	02/01/30 (b)	330,000	405,389
Refunding RB (Walt Disney Family Museum) Series 2016	5.00%	02/01/31 (b)	350,000	427,224
California Municipal Finance Auth
RB (National Univ) Series 2019A	5.00%	04/01/26	650,000	803,010
RB (National Univ) Series 2019A	5.00%	04/01/27	1,100,000	1,392,479
RB (Univ of La Verne) Series 2017A	5.00%	06/01/29 (b)	1,000,000	1,264,220
RB (Univ of the Pacific) Series 2016	5.00%	11/01/41 (b)	600,000	625,800
RB (Univ of the Pacific) Series 2016	5.00%	11/01/48 (b)	1,000,000	1,041,760
Refunding RB (Biola Univ) Series 2017	5.00%	10/01/25	305,000	368,571
Refunding RB (Biola Univ) Series 2017	5.00%	10/01/27	860,000	1,082,052
Refunding RB (Biola Univ) Series 2017	5.00%	10/01/28 (b)	520,000	649,158
Refunding RB (Channing House) Series 2017A	5.00%	05/15/26 (a)	360,000	450,644
Refunding RB (Channing House) Series 2017A	5.00%	05/15/27 (a)	350,000	448,690
Refunding RB (Channing House) Series 2017A	5.00%	05/15/34 (a)(b)	1,040,000	1,285,877
Refunding RB (Eisenhower Medical Center) Series 2017B	5.00%	07/01/27	600,000	745,596
Refunding RB (Eisenhower Medical Center) Series 2017B	5.00%	07/01/30 (b)	1,450,000	1,779,222
Refunding RB (HumanGood California) Series 2019A	4.00%	10/01/29 (b)	645,000	748,593
40
Schwab Tax-Free Bond Funds  |  Annual Report
See financial notes

Schwab California Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2019 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Refunding RB (HumanGood California) Series 2019A	4.00%	10/01/30 (b)	750,000	862,590
Refunding RB (HumanGood California) Series 2019A	4.00%	10/01/31 (b)	500,000	571,935
Refunding RB (HumanGood California) Series 2019A	4.00%	10/01/32 (b)	1,000,000	1,137,030
Refunding RB (Institute of Aging) Series 2017	5.00%	08/15/29 (a)(b)	250,000	322,428
Refunding RB (Institute of Aging) Series 2017	5.00%	08/15/31 (a)(b)	575,000	727,841
Refunding RB (Institute of Aging) Series 2017	5.00%	08/15/32 (a)(b)	250,000	314,148
Refunding RB (Institute of Aging) Series 2017	5.00%	08/15/33 (a)(b)	250,000	312,013
California Public Finance Auth
RB (Henry Mayo Newhall Hospital) Series 2017	5.00%	10/15/20	250,000	258,353
RB (Henry Mayo Newhall Hospital) Series 2017	5.00%	10/15/21	410,000	435,658
RB (Henry Mayo Newhall Hospital) Series 2017	5.00%	10/15/33 (b)	425,000	498,291
RB (Henry Mayo Newhall Hospital) Series 2017	5.00%	10/15/47 (b)	1,000,000	1,144,920
RB (Sharp Healthcare) Series 2017A	5.00%	08/01/47 (b)	2,110,000	2,566,688
California Public Works Board
Lease RB Series 2011C	5.75%	10/01/31 (b)	1,000,000	1,094,870
Lease RB Series 2011D	5.00%	12/01/22 (b)	500,000	545,115
Lease RB Series 2012A	5.00%	04/01/23 (b)	1,850,000	2,036,887
Lease RB Series 2014B	5.00%	10/01/24	1,000,000	1,197,770
Lease Refunding RB Series 2017H	5.00%	04/01/32 (b)	1,000,000	1,251,230
California School Finance Auth
School Facility RB (Kipp LA) Series 2017A	4.00%	07/01/21	280,000	292,760
School Facility RB (Kipp LA) Series 2017A	4.00%	07/01/22	300,000	320,520
School Facility RB (Kipp LA) Series 2017A	4.00%	07/01/23	200,000	217,960
School Facility RB (Kipp LA) Series 2017A	5.00%	07/01/24	165,000	190,752
School Facility RB (Kipp LA) Series 2017A	5.00%	07/01/37 (b)	590,000	706,466
California Statewide Communities Development Auth
Health Facility Refunding RB (Los Angeles Jewish Home for the Aging) Series 2019A	5.00%	11/15/34 (a)(b)	750,000	983,250
Health Facility Refunding RB (Los Angeles Jewish Home for the Aging) Series 2019A	5.00%	11/15/37 (a)(b)	735,000	954,001
Hospital Refunding RB (Methodist Hospital of Southern California) Series 2018	5.00%	01/01/31 (b)	1,700,000	2,110,856
Hospital Refunding RB (Methodist Hospital of Southern California) Series 2018	5.00%	01/01/33 (b)	1,600,000	1,970,960
RB (Adventist Health System West) Series 2018A	5.00%	03/01/48 (b)	2,765,000	3,352,092
RB (Redlands Community Hospital) Series 2016	5.00%	10/01/30 (b)	800,000	972,544
RB (Redlands Community Hospital) Series 2016	5.00%	10/01/32 (b)	700,000	845,628
RB (Sutter Health) Series 2011A	6.00%	08/15/42 (b)(e)	875,000	917,157
RB (Sutter Health) Series 2012A	5.00%	08/15/26 (b)	2,730,000	3,041,493
RB (The Redwoods) Series 2013	4.00%	11/15/19 (a)	150,000	150,936
RB (The Redwoods) Series 2013	4.00%	11/15/20 (a)	125,000	129,725
RB (Viamonte Sr Living 1) Series 2018A	5.00%	07/01/29 (a)(b)	300,000	390,702
RB (Viamonte Sr Living 1) Series 2018A	5.00%	07/01/30 (a)(b)	235,000	304,151
RB (Viamonte Sr Living 1) Series 2018A	5.00%	07/01/32 (a)(b)	900,000	1,154,259
RB (Viamonte Sr Living 1) Series 2018A	4.00%	07/01/35 (a)(b)	275,000	321,343
RB (Viamonte Sr Living 1) Series 2018A	4.00%	07/01/36 (a)(b)	425,000	495,223
Refunding RB (CHF-Irvine) Series 2016	5.00%	05/15/29 (b)	555,000	674,158
Refunding RB (CHF-Irvine) Series 2016	5.00%	05/15/32 (b)	1,250,000	1,500,750
Refunding RB (Episcopal Communities & Services) Series 2012	5.00%	05/15/21	300,000	320,625
Refunding RB (Episcopal Communities & Services) Series 2012	5.00%	05/15/24 (b)	440,000	486,178
Refunding RB (Huntington Memorial Hospital) Series 2014B	5.00%	07/01/21	550,000	588,126
Refunding RB (Huntington Memorial Hospital) Series 2014B	5.00%	07/01/22	400,000	442,364
Salinas Transportation Revenue COPs Series 2018B	5.00%	12/01/33 (b)	1,075,000	1,381,601
41
Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab California Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2019 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Salinas Transportation Revenue COPs Series 2018B	5.00%	12/01/36 (b)	1,475,000	1,879,519
Salinas Transportation Revenue COPs Series 2018B	5.00%	12/01/41 (b)	2,465,000	3,088,571
Centinela Valley UHSD
GO Bonds Series 2013B	6.00%	08/01/36 (b)(e)	1,300,000	1,557,920
Chaffey Joint UHSD
GO Bonds Series D	0.00%	08/01/34 (b)(c)	500,000	336,485
GO Bonds Series D	0.00%	08/01/35 (b)(c)	600,000	389,088
GO Bonds Series D	0.00%	08/01/36 (b)(c)	1,000,000	625,120
GO Bonds Series D	0.00%	08/01/38 (b)(c)	1,500,000	864,240
Clovis
Wastewater Refunding RB Series 2013	5.00%	08/01/22	165,000	184,086
Wastewater Refunding RB Series 2015	5.25%	08/01/30 (b)	1,060,000	1,294,928
Colton Jt USD
GO Refunding Bonds Series 2016	5.00%	02/01/32 (b)	635,000	768,775
Compton CCD
GO Refunding Bonds Series 2014	5.00%	07/01/28 (b)	3,195,000	3,765,180
Compton USD
GO Bonds Series 2019 B	0.00%	06/01/36 (b)(c)	1,500,000	942,195
GO Bonds Series 2019B	0.00%	06/01/37 (b)(c)	1,750,000	1,059,642
GO Refunding Bonds Series 2016F	5.50%	06/01/28 (b)	250,000	319,423
GO Refunding Bonds Series 2016F	5.50%	06/01/30 (b)	500,000	632,495
GO Refunding Bonds Series 2016F	5.50%	06/01/31 (b)	750,000	942,607
Contra Costa CCD
GO Bonds Series 2014A	4.00%	08/01/26 (b)	125,000	143,401
GO Refunding Bonds Series 2011	5.00%	08/01/22 (b)	975,000	1,051,030
Cordova Recreation & Park District
COP Series 2018	5.00%	03/01/43 (b)	1,130,000	1,342,146
Cotati-Rohnert Park USD
GO Refunding Bonds Series 2014B	5.00%	08/01/22	145,000	161,861
GO Refunding Bonds Series 2014B	5.00%	08/01/23	735,000	847,969
Desert CCD
GO Bonds Series 2018	5.00%	08/01/37 (b)	415,000	474,187
GO Bonds Series 2018	5.00%	08/01/38 (b)	500,000	570,815
GO Bonds Series 2018	5.00%	08/01/43 (b)	2,500,000	2,850,375
Discovery Bay Public Financing Auth
Water & Wastewater RB Series 2017	5.00%	12/01/25	225,000	281,621
Water & Wastewater RB Series 2017	5.00%	12/01/26	240,000	309,180
Water & Wastewater RB Series 2017	5.00%	12/01/27	250,000	330,350
East Bay Municipal Utility District
Water System Refunding Bonds Series 2015A	5.00%	06/01/35 (b)	475,000	576,446
El Camino Hospital District
GO Bonds Series 2006	0.00%	08/01/29 (c)	1,250,000	1,032,475
Elk Grove Finance Auth
Special Tax RB Series 2015	5.00%	09/01/22	450,000	501,120
Special Tax RB Series 2015	5.00%	09/01/23	775,000	891,017
Franklin-McKinley SD
GO Bonds Series C	0.00%	08/01/40 (b)(c)	1,000,000	320,140
GO Refunding Bonds Series 2014	5.00%	08/01/23	900,000	1,043,217
42
Schwab Tax-Free Bond Funds  |  Annual Report
See financial notes

Schwab California Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2019 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Fremont UHSD
GO Bonds Series 2019A	5.00%	08/01/26	500,000	639,120
GO Bonds Series 2019A	5.00%	08/01/27	1,095,000	1,436,695
GO Bonds Series 2019B	5.00%	08/01/26	600,000	766,944
GO Bonds Series 2019B	5.00%	08/01/27	750,000	984,037
Fresno Jt Power Finance Auth
Lease Refunding RB Series 2017A	5.00%	04/01/26	850,000	1,047,072
Lease Refunding RB Series 2017A	5.00%	04/01/28 (b)	1,415,000	1,773,830
Fresno USD
GO Bonds Series 2016A	0.00%	08/01/33 (b)(c)	1,120,000	727,485
GO Bonds Series 2016A	0.00%	08/01/34 (b)(c)	1,900,000	1,171,996
GO Bonds Series 2016A	0.00%	08/01/35 (b)(c)	1,280,000	750,336
Glendale Successor Redevelopment Agency
Sub Tax Allocation Refunding Bonds Series 2013	5.00%	12/01/21	1,250,000	1,362,787
Golden West Schools Financing Auth
GO RB (Rowland USD) Series 2005	5.25%	09/01/24	1,675,000	2,034,086
Goleta Water District
Refunding COP Series 2014A	5.00%	12/01/22	375,000	424,665
Refunding COP Series 2014A	5.00%	12/01/24 (b)	900,000	1,049,850
Greenfield Redevelopment Agency
Tax Allocation Refunding Bonds Series 2016	4.00%	02/01/25	790,000	911,992
Tax Allocation Refunding Bonds Series 2016	5.00%	02/01/29 (b)	730,000	896,214
Hastings College of the Law
Refunding Bonds Series 2017	5.00%	04/01/25	400,000	481,124
Refunding Bonds Series 2017	5.00%	04/01/27	175,000	221,242
Refunding Bonds Series 2017	5.00%	04/01/28 (b)	230,000	289,453
Refunding Bonds Series 2017	5.00%	04/01/32 (b)	1,100,000	1,357,719
Refunding Bonds Series 2017	5.00%	04/01/34 (b)	1,215,000	1,489,809
Healdsburg
Wastewater Refunding RB Series 2015A	4.00%	10/01/22	1,095,000	1,199,529
Healdsburg Redevelopment Agency
Tax Allocation Bonds (Sotoyome) Series 2010	5.25%	08/01/30 (b)(e)	1,000,000	1,038,980
Tax Allocation Refunding Bonds (Sotoyome) Series 2017	4.00%	08/01/22	695,000	756,765
Imperial USD
GO Bonds Series A	5.25%	08/01/43 (b)	2,430,000	3,037,330
Independent Cities Finance Auth
Mobile Home Park Refunding RB (Union City Tropics) Series 2019	4.25%	05/15/25	780,000	886,189
Mobile Home Park Refunding RB (Union City Tropics) Series 2019	4.25%	05/15/26	810,000	934,108
Mobile Home Park Refunding RB (Union City Tropics) Series 2019	5.00%	05/15/48 (b)	2,000,000	2,412,820
Indian Wells Successor Redevelopment Agency
Consolidated Whitewater Redevelopment Sub Tax Allocation Refunding Bonds Series 2015A	5.00%	09/01/23	1,075,000	1,239,109
Consolidated Whitewater Redevelopment Sub Tax Allocation Refunding Bonds Series 2015A	5.00%	09/01/27 (b)	1,250,000	1,508,850
Inglewood Successor Redevelopment Agency
Sub Lien Tax Allocation RB Series 2017A	5.00%	05/01/26	500,000	620,870
Sub Lien Tax Allocation RB Series 2017A	5.00%	05/01/27	500,000	635,790
Inglewood USD
GO Bonds Series A	6.25%	08/01/37 (b)	685,000	816,698
GO Bonds Series B	5.00%	08/01/30 (b)	100,000	121,759
GO Bonds Series B	5.00%	08/01/31 (b)	200,000	241,768
43
Schwab Tax-Free Bond Funds  |  Annual Report
See financial notes

Schwab California Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2019 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
GO Bonds Series B	5.00%	08/01/32 (b)	200,000	240,768
GO Bonds Series B	5.00%	08/01/33 (b)	225,000	270,365
GO Bonds Series B	5.00%	08/01/35 (b)	300,000	358,470
GO Bonds Series B	5.00%	08/01/36 (b)	200,000	238,452
GO Bonds Series B	5.00%	08/01/37 (b)	770,000	914,005
Jurupa Public Finance Auth
Special Tax RB Series 2014A	5.00%	09/01/19	475,000	475,000
Kern Cnty
Refunding COP Series 2016A	5.00%	11/01/23	3,020,000	3,489,127
Kern Cnty Water Agency Improvement District #4
Refunding RB Series 2016A	5.00%	05/01/30 (b)	1,500,000	1,868,595
Kern High School District
GO Bonds Series 2016A	3.00%	08/01/29 (b)	1,000,000	1,111,540
Lake Tahoe USD
GO Refunding Bonds Series 2019	4.00%	08/01/26	550,000	660,473
GO Refunding Bonds Series 2019	4.00%	08/01/27	500,000	611,540
GO Refunding Bonds Series 2019	4.00%	08/01/28	630,000	783,021
GO Refunding Bonds Series 2019	4.00%	08/01/29	605,000	762,227
Lancaster Redevelopment Agency
Tax Allocation Refunding Bonds Series 2017	4.00%	08/01/26	1,360,000	1,610,226
Tax Allocation Refunding Bonds Series 2017	5.00%	08/01/29 (b)	820,000	1,018,670
Livermore Valley Joint USD
GO Bonds Series 2019	4.00%	08/01/29 (b)	500,000	590,040
GO Bonds Series 2019	4.00%	08/01/30 (b)	430,000	503,870
GO Bonds Series 2019	4.00%	08/01/31 (b)	325,000	377,796
GO Bonds Series 2019	4.00%	08/01/32 (b)	335,000	387,297
GO Bonds Series 2019	4.00%	08/01/33 (b)	370,000	426,425
GO Bonds Series 2019	4.00%	08/01/34 (b)	600,000	688,404
Long Beach CCD
GO Refunding Bonds Series 2015F	5.00%	06/01/25	925,000	1,139,914
Los Angeles
Judgment Obligation Bonds Series 2010A	5.00%	06/01/20	4,450,000	4,584,523
Wastewater System Sub Refunding RB Series 2012B	4.00%	06/01/22	440,000	477,272
Los Angeles Cnty Public Works Financing Auth
Lease RB Series 2019 E1	5.00%	12/01/28	1,000,000	1,332,880
Lease RB Series 2019 E1	5.00%	12/01/29	1,000,000	1,356,760
Lease RB Series 2019 E1	5.00%	12/01/30 (b)	600,000	807,612
Los Angeles Cnty Redevelopment Refunding Auth
Tax Allocation Refunding RB (South Gate) Series 2014A	5.00%	09/01/24	1,390,000	1,654,545
Los Angeles Cnty Sanitation Districts Financing Auth
Sub RB (District #14) Series 2015A	5.00%	10/01/31 (b)	3,880,000	4,699,999
Los Angeles Community Facilities District #4
Special Tax Refunding Bonds Series 2014	5.00%	09/01/22	750,000	836,842
Special Tax Refunding Bonds Series 2014	5.00%	09/01/23	1,000,000	1,152,240
Los Angeles Dept of Airports
Sub RB Series 2010B	5.00%	05/15/21 (b)	30,000	30,861
Los Angeles Dept of Water & Power
Power System RB Series 2012A	5.00%	07/01/29 (b)	215,000	239,041
Power System RB Series 2015A	5.00%	07/01/30 (b)(d)	5,515,000	6,613,423
44
Schwab Tax-Free Bond Funds  |  Annual Report
See financial notes

Schwab California Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2019 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Los Angeles Harbor Dept
RB Series 2014C	5.00%	08/01/31 (b)	1,450,000	1,715,379
Refunding RB Series 2011B	5.00%	08/01/24 (b)	1,000,000	1,077,780
Refunding RB Series 2015A	5.00%	08/01/26 (b)	850,000	1,048,645
Los Angeles Municipal Improvement Corp
Lease RB Series 2014A	5.00%	05/01/30 (b)	650,000	760,818
Lease RB Series 2014A	5.00%	05/01/31 (b)	1,100,000	1,282,655
Lease RB Series 2014A	5.00%	05/01/32 (b)	2,635,000	3,066,060
Los Angeles USD
GO Refunding Bonds Series 2017A	5.00%	07/01/27 (d)	5,150,000	6,608,480
Refunding GO Bonds Series 2019A	5.00%	07/01/23	5,000,000	5,740,300
Los Gatos
COP 2010	5.00%	08/01/21 (b)	500,000	505,905
Los Osos Community Facilities Wastewater Assessment District #1
Limited Obligation Refunding Bonds Series 2019	5.00%	09/02/24	675,000	786,368
Limited Obligation Refunding Bonds Series 2019	5.00%	09/02/26	740,000	902,178
Madera Irrigation District
Water Refunding RB Series 2015	5.00%	09/01/28 (b)	2,205,000	2,702,845
Mono Cnty
COP 2018A	5.00%	10/01/48 (b)	2,800,000	3,354,876
Moreno Valley Public Financing Auth
Lease Refunding RB Series 2013	5.00%	11/01/22	810,000	910,246
Mountain View Shoreline Regional Park Community
RB Series 2011A	5.00%	08/01/20	200,000	207,400
RB Series 2011A	5.00%	08/01/21	550,000	592,455
RB Series 2011A	5.75%	08/01/40 (b)	700,000	757,813
Novato Successor Redevelopment Agency
Tax Allocation Bonds (Hamilton Field) Series 2011	6.75%	09/01/40 (b)	1,000,000	1,101,370
Oakland
GO Refunding Bonds Series 2015A	5.00%	01/15/31 (b)	620,000	747,695
Oakland Redevelopment Successor Agency
Sub Tax Allocation Refunding Bonds (Central District) Series 2013	5.00%	09/01/19	3,050,000	3,050,000
Sub Tax Allocation Refunding Bonds (Central District) Series 2013	5.00%	09/01/20	1,900,000	1,974,613
Oakland USD
GO Bonds Series 2015A	5.00%	08/01/22	500,000	555,395
GO Bonds Series 2015A	5.00%	08/01/23	700,000	803,523
GO Bonds Series 2015A	5.00%	08/01/24	600,000	710,760
GO Bonds Series 2015A	5.00%	08/01/25	150,000	182,933
GO Bonds Series 2019A	5.00%	08/01/29 (b)	1,500,000	1,910,775
GO Bonds Series 2019A	5.00%	08/01/31 (b)	500,000	629,005
GO Bonds Series 2019A	4.00%	08/01/34 (b)	500,000	574,850
GO Refunding Bonds Series 2017C	5.00%	08/01/34 (b)	2,000,000	2,478,400
Oakley Successor Redevelopment Agency
Tax Allocation Refunding Bonds Series 2018	5.00%	09/01/29 (b)	250,000	323,485
Tax Allocation Refunding Bonds Series 2018	5.00%	09/01/30 (b)	500,000	643,290
Tax Allocation Refunding Bonds Series 2018	5.00%	09/01/31 (b)	660,000	838,999
Tax Allocation Refunding Bonds Series 2018	5.00%	09/01/32 (b)	350,000	442,705
Tax Allocation Refunding Bonds Series 2018	5.00%	09/01/33 (b)	725,000	914,943
Tax Allocation Refunding Bonds Series 2018	5.00%	09/01/34 (b)	525,000	660,335
45
Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab California Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2019 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Oceanside Successor Redevelopment Agency
Tax Allocation Refunding Bonds Series 2015A	5.00%	09/01/24	600,000	721,314
Tax Allocation Refunding Bonds Series 2015A	5.00%	09/01/25	225,000	279,340
Oroville
RB (Oroville Hospital) Series 2019	5.25%	04/01/49 (b)	2,000,000	2,401,600
Oxnard
Lease Refunding RB Series 2018	5.00%	06/01/33 (b)	1,250,000	1,591,937
Lease Refunding RB Series 2018	5.00%	06/01/34 (b)	1,235,000	1,563,510
Lease Refunding RB Series 2018	5.00%	06/01/35 (b)	770,000	971,886
Oxnard Financing Auth
Wastewater Refunding RB Series 2014	5.00%	06/01/23	500,000	574,440
Wastewater Refunding RB Series 2014	5.00%	06/01/24	1,750,000	2,076,620
Oxnard SD
GO Bonds Series D	5.00%	08/01/31 (b)	1,365,000	1,648,210
GO Bonds Series D	5.00%	08/01/32 (b)	1,490,000	1,794,437
GO Bonds Series D	5.00%	08/01/33 (b)	1,685,000	2,040,080
Pacifica
Wastewater RB Series 2017	5.00%	10/01/32 (b)	1,030,000	1,305,947
Palmdale SD
GO Bonds Series 2017B	5.25%	08/01/42 (b)	2,500,000	3,134,100
Palo Alto
COP Series 2019	5.00%	11/01/37 (b)	1,000,000	1,281,820
COP Series 2019A	5.00%	11/01/44 (b)	3,000,000	3,783,990
Palomar CCD
GO Bonds Series 2006D	5.00%	08/01/29 (b)	450,000	584,987
GO Bonds Series 2006D	5.00%	08/01/31 (b)	400,000	511,076
Paramount USD
GO Bonds Series 2019B	0.00%	08/01/35 (b)(c)	1,425,000	910,532
Pasadena
Refunding COP Series 2015A	5.00%	02/01/26 (b)	600,000	729,042
Pico Rivera Public Financing Auth
Lease Refunding RB Series 2016	5.50%	09/01/29 (b)	350,000	450,254
Lease Refunding RB Series 2016	5.25%	09/01/33 (b)	800,000	1,000,400
Pleasant Hill Recreation & Park District
Refunding GO Bonds Series 2017	5.00%	08/01/30 (b)	770,000	973,942
Pleasant Valley SD
GO Refunding Bonds Series 2002A	5.85%	08/01/31	2,000,000	2,645,080
Pomona
S/F Mortgage Refunding RB Series 1990B	7.50%	08/01/23 (e)	410,000	465,129
Reedley
Water Refunding RB Series 2017	4.00%	09/01/24	495,000	565,731
Water Refunding RB Series 2017	5.00%	09/01/25	540,000	661,570
Water Refunding RB Series 2017	5.00%	09/01/26	570,000	718,023
Richmond Jt Powers Financing Auth
Refunding RB Series 2019B	4.00%	05/01/22	1,250,000	1,345,525
Refunding RB Series 2019B	5.00%	05/01/23	1,000,000	1,140,200
Refunding RB Series 2019B	5.00%	05/01/24	650,000	765,342
Riverside CCD
GO Bonds Series 2015E	0.00%	08/01/29 (b)(c)	735,000	547,053
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Schwab California Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2019 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Riverside Cnty Transportation Commission
Sales Tax RB Series 2013A	5.25%	06/01/24 (b)(e)	710,000	823,948
Riverside County Public Finance Auth
Lease Refunding RB Series 2015A	5.00%	11/01/25	1,200,000	1,493,292
Ross Valley Public Financing Auth
RB (Marin Cnty Sanitary District #1) Series 2013	5.00%	10/01/27 (b)	200,000	232,370
RB (Marin Cnty Sanitary District #1) Series 2013	5.00%	10/01/43 (b)	1,000,000	1,144,550
Ross Valley SD
GO Bonds Series A	5.00%	08/01/31 (b)(e)	1,000,000	1,078,190
San Benito HSD
GO Bonds Series 2018	0.00%	08/01/40 (b)(c)	1,000,000	477,020
GO Bonds Series 2018	0.00%	08/01/41 (b)(c)	1,000,000	455,940
GO Bonds Series 2018	0.00%	08/01/42 (b)(c)	1,000,000	435,710
San Diego Assoc of Governments
Capital Grant Receipts RB (Mid Coast Corridor Transit) Series 2019B	1.80%	11/15/27 (b)	2,500,000	2,546,750
Capital Grants Receipts RB (Mid Coast Corridor Transit) Series 2019A	5.00%	11/15/25 (b)	2,500,000	2,995,275
San Diego CCD
GO Bonds Series 2011	5.00%	08/01/36 (b)(e)	1,675,000	1,808,296
San Diego Cnty
RB (Sanford Burnham Institute) Series 2015A	4.00%	11/01/23	745,000	829,289
RB (Sanford Burnham Institute) Series 2015A	5.00%	11/01/24	550,000	653,191
RB (Sanford Burnham Institute) Series 2015A	5.00%	11/01/25	350,000	427,333
RB (Sanford Burnham Institute) Series 2015A	5.00%	11/01/26 (b)	1,000,000	1,215,650
San Diego Public Facilities Financing Auth
Lease Refunding RB Series 2010A	4.25%	03/01/20 (e)	800,000	813,400
Lease Refunding RB Series 2010A	5.00%	09/01/20 (e)	745,000	775,619
Sr Sewer Refunding RB Series 2015	5.00%	05/15/25	2,000,000	2,456,180
San Diego Unified Port District
Refunding RB Series 2013A	5.00%	09/01/22	300,000	333,984
Refunding RB Series 2013A	5.00%	09/01/23	550,000	631,873
Refunding RB Series 2013A	5.00%	09/01/25 (b)	545,000	623,605
San Diego USD
GO Bonds Series 2017K-2	0.00%	07/01/33 (b)(c)	1,090,000	736,567
San Francisco
COP Series 2009A	5.00%	04/01/21 (b)	3,325,000	3,334,942
San Francisco Airport Commission
Refunding RB Series 2011B	5.50%	05/01/21	450,000	483,912
Refunding RB Series 2012A	5.00%	05/01/26 (b)	290,000	320,305
San Francisco Bay Area Rapid Transit District
GO Bonds Series 2019 B1	5.00%	08/01/29	1,535,000	2,099,143
GO Bonds Series 2019 F1	5.00%	08/01/28	1,995,000	2,670,168
GO Bonds Series 2019 F1	5.00%	08/01/29	3,550,000	4,854,696
San Francisco Public Utilities Commission
Water RB Series 2011A	5.00%	11/01/20	2,360,000	2,471,510
Water RB Series 2017A	5.00%	11/01/36 (b)	2,000,000	2,376,340
San Francisco Successor Redevelopment Agency
Subordinate Tax Allocation Refunding Bonds Series 2014C	5.00%	08/01/23	265,000	307,169
Subordinate Tax Allocation Refunding Bonds Series 2014C	5.00%	08/01/25 (b)	150,000	180,314
Subordinate Tax Allocation Refunding Bonds Series 2014C	5.00%	08/01/26 (b)	165,000	198,081
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Schwab California Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2019 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Subordinate Tax Allocation Refunding Bonds Series 2014C	5.00%	08/01/28 (b)	305,000	365,173
Subordinate Tax Allocation Refunding Bonds Series 2014C	5.00%	08/01/29 (b)	430,000	513,691
San Jacinto USD
GO Bonds Series 2017	5.00%	08/01/34 (b)	1,205,000	1,505,346
GO Bonds Series 2017	5.00%	08/01/36 (b)	925,000	1,150,321
San Joaquin Cnty
Solid Waste System Refunding Revenue COP 2014	5.00%	04/01/21	350,000	372,274
Solid Waste System Refunding Revenue COP 2014	5.00%	04/01/22	350,000	384,230
San Jose
Airport Refunding RB Series 2014C	5.00%	03/01/30 (b)	440,000	511,584
San Lorenzo Valley USD
GO Bonds Series 2004	0.00%	08/01/28 (c)	1,490,000	1,271,670
San Luis Obispo Cnty CCD
GO Bonds Series 2014A	5.00%	08/01/27 (b)	60,000	73,751
GO Bonds Series B	5.00%	08/01/33 (b)	300,000	388,563
San Mateo Cnty CCD
GO Bonds Series 2006B	0.00%	09/01/26 (c)	5,000,000	4,577,400
GO Refunding Bonds Series 2018	5.00%	09/01/38 (b)	1,000,000	1,326,230
Go Refunding Bonds Series 2018	5.00%	09/01/39 (b)	1,045,000	1,378,804
GO Refunding Bonds Series 2018	5.00%	09/01/40 (b)	1,150,000	1,508,363
San Mateo Foster City PFA
Wastewater RB Series 2019	5.00%	08/01/28	225,000	302,281
Wastewater RB Series 2019	5.00%	08/01/29	1,310,000	1,798,826
Wastewater RB Series 2019	5.00%	08/01/30 (b)	1,000,000	1,368,100
Santa Cruz Cnty Capital Financing Auth
Lease RB Series 2014	5.00%	08/01/22	165,000	183,833
Lease RB Series 2014	3.00%	08/01/24	175,000	191,163
Lease RB Series 2014	5.00%	08/01/25 (b)	175,000	208,226
Lease RB Series 2014	5.00%	08/01/26 (b)	165,000	194,507
Lease RB Series 2014	5.00%	08/01/27 (b)	320,000	375,392
Santa Monica Public Financing Auth
Lease RB Series 2011A	5.00%	06/01/30 (b)	820,000	876,646
Lease RB Series 2018	5.00%	07/01/33 (b)	500,000	634,145
Lease RB Series 2018	5.00%	07/01/35 (b)	575,000	723,287
Lease RB Series 2018	5.00%	07/01/38 (b)	175,000	217,856
Santa Monica-Malibu USD
GO Bonds Series D	5.00%	08/01/39 (b)	1,000,000	1,140,890
Santa Rosa HSD
GO Bonds Series 2018C	5.00%	08/01/34 (b)	250,000	309,470
GO Bonds Series 2018C	5.00%	08/01/35 (b)	300,000	370,464
GO Bonds Series 2018C	5.00%	08/01/36 (b)	900,000	1,108,926
Shasta UHSD
GO Bonds series 2018	5.25%	08/01/43 (b)	1,000,000	1,249,100
South Bay USD
GO BAN Series 2019	0.00%	08/01/22 (c)	2,000,000	1,920,620
GO Bonds Series 2012B	0.00%	08/01/35 (b)(c)	250,000	153,133
GO Bonds Series 2012B	0.00%	08/01/37 (b)(c)	450,000	253,148
Southern California Metropolitan Water District
Water Refunding RB Series 1993A	5.75%	07/01/21	2,520,000	2,642,270
Water Refunding RB Series 2016A	5.00%	07/01/34 (b)	390,000	478,019
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Schwab California Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2019 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Southern California Public Power Auth
RB (Windy Point/Windy Flats) Series 2010-1	5.00%	07/01/25 (b)	2,375,000	2,455,227
Susanville
Natural Gas Refunding RB Series 2019	2.00%	06/01/22 (f)	455,000	463,954
Natural Gas Refunding RB Series 2019	3.00%	06/01/25 (f)	575,000	628,027
Natural Gas Refunding RB Series 2019	4.00%	06/01/28 (b)(f)	615,000	734,415
Natural Gas Refunding RB Series 2019	4.00%	06/01/30 (b)(f)	680,000	804,821
Natural Gas Refunding RB Series 2019	4.00%	06/01/33 (b)(f)	765,000	891,531
Natural Gas Refunding RB Series 2019	4.00%	06/01/45 (b)(f)	1,000,000	1,125,940
Truckee Donner Public Utility District
Water System Refunding RB Series 2015	4.00%	11/15/22	630,000	692,483
Water System Refunding RB Series 2015	4.00%	11/15/23	655,000	739,534
Water System Refunding RB Series 2015	4.00%	11/15/24	680,000	787,379
Water System Refunding RB Series 2015	4.00%	11/15/25	710,000	838,119
Tustin USD
GO Bonds Series B	6.00%	08/01/36 (b)(e)	950,000	1,042,596
Univ of California
Limited Project RB Series 2012G	5.00%	05/15/42 (b)	3,000,000	3,289,830
Upland
COP (San Antonio Community Hospital) Series 2011	5.75%	01/01/21	1,740,000	1,830,149
COP (San Antonio Community Hospital) Series 2011	6.38%	01/01/32 (b)(e)	1,875,000	2,008,837
COP (San Antonio Regional Hospital) Series 2017	5.00%	01/01/24	1,200,000	1,358,928
West Hills CCD
GO Refunding Bonds Series 2016B	5.00%	08/01/25	320,000	392,717
GO Refunding Bonds Series 2016B	5.00%	08/01/26	450,000	567,968
GO Refunding Bonds Series 2016B	5.00%	08/01/30 (b)	595,000	743,399
GO Refunding Bonds Series 2016B	5.00%	08/01/31 (b)	635,000	785,762
Yuba CCD
GO Bonds Series 2006C	0.00%	08/01/38 (c)	5,055,000	3,146,283
Total Fixed-Rate Obligations
(Cost $412,151,176)				439,096,653

Variable-Rate Obligations 10.0% of net assets
CALIFORNIA 10.0%
Bay Area Toll Auth
Toll Bridge RB Series 2006C1
(SIFMA Municipal Swap Index + 0.90%)	2.25%	04/01/45 (b)(d)	5,000,000	5,095,700
Toll Bridge RB Series 2014E	2.00%	04/01/34 (b)(g)	500,000	504,095
Toll Bridge RB Series 2017H	2.13%	04/01/53 (b)(g)	3,000,000	3,141,660
Toll Bridge RB Series 2018A	2.63%	04/01/45 (b)(g)	3,000,000	3,253,770
California
GO Bonds	3.00%	12/01/32 (b)(g)	3,200,000	3,210,240
GO Bonds Series 2013B
(SIFMA Municipal Swap Index + 0.38%)	1.73%	12/01/27 (b)(d)	9,000,000	9,027,630
GO Bonds Series 2013E
(SIFMA Municipal Swap Index + 0.43%)	1.78%	12/01/29 (b)	3,250,000	3,265,762
GO Refunding Bonds Series 2012B
(SIFMA Municipal Swap Index + 1.15%)	2.50%	05/01/20 (b)	1,000,000	1,002,010
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Schwab California Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2019 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
California Dept of Water Resources
Water System RB Series AT
(SIFMA Municipal Swap Index + 0.37%)	1.72%	12/01/35 (b)	3,000,000	3,009,300
California Health Facilities Financing Auth
Refunding RB (St. Joseph Health) Series 2009C	5.00%	07/01/34 (b)(g)	950,000	1,064,067
Eastern Municipal Water District
Water & Wastewater Refunding RB Series 2015A	1.17%	07/01/38 (a)(b)(d)(h)	2,150,000	2,150,000
Water & Wastewater Refunding RB Series 2018C
(SIFMA Municipal Swap Index + 0.25%)	1.60%	07/01/46 (b)	2,450,000	2,448,309
Los Angeles
M/F Housing RB (Jordan Downs Apts) Series 2018A2	2.08%	01/01/22 (a)(b)(g)	2,800,000	2,830,660
Los Angeles Dept of Water & Power
Power System RB Series 2002A5	1.15%	07/01/35 (a)(b)(h)	1,000,000	1,000,000
Sacramento Housing Auth
M/F Housing RB (Imperial Tower) Series 2018C	2.15%	12/01/21 (a)(b)(g)	3,000,000	3,018,750
Southern California Metropolitan Water District
Sub Water Refunding RB Series 2017E
(SIFMA Municipal Swap Index - 0.06%)	1.29%	07/01/37 (b)	5,000,000	5,000,350
Total Variable-Rate Obligations
(Cost $48,479,177)				49,022,303

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Short
US Long Bond (CBT), expires 12/19/19	24	(3,966,000)	11,963
(a)	Credit-enhanced or liquidity-enhanced.
(b)	The effective maturity may be shorter than the final maturity shown because the security is subject to a put, demand or call feature.
(c)	Zero coupon bond.
(d)	All or a portion of this security is designated as collateral for delayed-delivery securities.
(e)	Refunded bond.
(f)	Security or a portion of the security purchased on a delayed-delivery or when-issued basis.
(g)	Bond currently pays a fixed coupon rate and will be remarketed at a to be determined rate at the end of the current fixed rate term.
(h)	VRDN is a municipal security which allows holders to sell their security through a put or tender feature, at par value plus accrued interest. The interest rate resets on a periodic basis, the majority of which are weekly but may be daily or monthly as well. The Remarketing Agent, generally a dealer, determines the interest rate for the security at each interest rate reset date. The rate is typically based on the SIFMA Municipal Swap Index. The SIFMA Municipal Swap Index is a market index comprised of high-grade 7-day tax-exempt Variable Rate Demand Obligations with certain characteristics.

BAN —	Bond anticipation note
CCD —	Community college district
COP —	Certificate of participation
GO —	General obligation
HSD —	High school district
RB —	Revenue bond
SD —	School district
S/F —	Single-family
SIFMA —	Securities Industry and Financial Markets Association
UHSD —	Union high school district
USD —	Unified school district
VRDN —	Variable rate demand note

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Schwab California Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2019 (continued)

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2019 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Fixed-Rate Obligations[1]	$—	$439,096,653	$—	$439,096,653
Variable-Rate Obligations[1]	—	49,022,303	—	49,022,303
Futures Contracts[2]	11,963	—	—	11,963
Total	$11,963	$488,118,956	$—	$488,130,919
[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
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Schwab California Tax-Free Bond Fund
Statement of Assets and Liabilities

As of August 31, 2019
Assets
Investments in unaffiliated issuers, at value (cost $460,630,353)		$488,118,956
Deposits with brokers for futures contracts		67,200
Receivables:
Investments sold		6,220,000
Interest		4,421,184
Fund shares sold		260,804
Prepaid expenses	+	20,481
Total assets		499,108,625
Liabilities
Payables:
Investments bought - delayed-delivery		10,874,863
Investment adviser and administrator fees		83,884
Shareholder service fees		96,690
Distributions to shareholders		342,526
Fund shares redeemed		107,197
Due to custodian		18,537
Accrued expenses	+	82,583
Total liabilities		11,606,280
Net Assets
Total assets		499,108,625
Total liabilities	–	11,606,280
Net assets		$487,502,345
Net Assets by Source
Capital received from investors		459,449,613
Total distributable earnings[1]		28,052,732

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$487,502,345		39,873,636		$12.23

[1]	The SEC eliminated the requirement to disclose total distributable earnings (loss) by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions (see financial note 9 for additional information).
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Schwab California Tax-Free Bond Fund
Statement of Operations

For the period September 1, 2018 through August 31, 2019
Investment Income
Interest		$12,146,263
Expenses
Investment adviser and administrator fees		1,250,294
Shareholder service fees		1,000,169
Portfolio accounting fees		89,443
Professional fees		59,978
Registration fees		25,351
Shareholder reports		18,918
Independent trustees’ fees		14,997
Custodian fees		8,254
Transfer agent fees		8,104
Other expenses	+	11,267
Total expenses		2,486,775
Expense reduction by CSIM and its affiliates	–	443,001
Net expenses	–	2,043,774
Net investment income		10,102,489
Realized and Unrealized Gains (Losses)
Net realized gains on investments		2,306,086
Net realized losses on futures contracts	+	(284,987)
Net realized gains		2,021,099
Net change in unrealized appreciation (depreciation) on investments		17,705,787
Net change in unrealized appreciation (depreciation) on futures contracts	+	11,963
Net change in unrealized appreciation (depreciation)	+	17,717,750
Net realized and unrealized gains		19,738,849
Increase in net assets resulting from operations		$29,841,338
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Schwab California Tax-Free Bond Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	9/1/18-8/31/19		9/1/17-8/31/18
Net investment income		$10,102,489	$9,912,231
Net realized gains		2,021,099	1,786,442
Net change in unrealized appreciation (depreciation)	+	17,717,750	(11,543,908)
Increase in net assets from operations		29,841,338	154,765
Distributions to Shareholders1
Total distributions		($10,102,053)	($9,911,594)

Transactions in Fund Shares
		9/1/18-8/31/19		9/1/17-8/31/18
		SHARES	VALUE	SHARES	VALUE
Shares sold		12,803,790	$151,904,388	5,996,987	$70,520,652
Shares reinvested		516,767	6,115,107	499,750	5,863,673
Shares redeemed	+	(7,262,901)	(85,403,200)	(8,370,027)	(98,313,182)
Net transactions in fund shares		6,057,656	$72,616,295	(1,873,290)	($21,928,857)
Shares Outstanding and Net Assets
		9/1/18-8/31/19		9/1/17-8/31/18
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		33,815,980	$395,146,765	35,689,270	$426,832,451
Total increase (decrease)	+	6,057,656	92,355,580	(1,873,290)	(31,685,686)
End of period[2]		39,873,636	$487,502,345	33,815,980	$395,146,765
[1]	For the period ended August 31, 2018, the fund distributed to shareholders $9,911,594 from net investment income. The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018 (see financial note 9 for additional information).
[2]	End of period - Net assets include distributions in excess of net investment income of ($5,763) at August 31, 2018. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.
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Schwab Tax-Free Bond Funds
Financial Notes

1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Investments (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB INVESTMENTS (ORGANIZED OCTOBER 26, 1990)
Schwab Tax-Free Bond Fund	Schwab Short-Term Bond Index Fund
Schwab California Tax-Free Bond Fund	Schwab 1000 Index® Fund
Schwab Treasury Inflation Protected Securities Index Fund	Schwab Global Real Estate Fund
Schwab U.S. Aggregate Bond Index Fund
Each fund in this report offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
Effective November 5, 2018, the funds adopted U.S. Securities and Exchange Commission (SEC) Regulation S-X disclosure requirement changes. The adopted changes are reflected throughout this report.
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:
•   Bonds and notes: Fixed income investments are generally valued using an evaluated price at the mid-point of the bid/ask spread provided by an approved, independent pricing service (mid-price). To determine the evaluated mid-price, a pricing service may use a variety of techniques and inputs. Techniques may include, but are not limited to, spread models that calculate an investment-specific price relative to a benchmark or yield curve models that establish a price based on yields of comparable bonds along a range of maturities. Inputs differ by valuation approach and technique, as appropriate, and examples of inputs may include, but are not limited to, interest rates, market conditions, comparable bonds, market trades, projected cash flows, credit reviews and issuer news.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
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Schwab Tax-Free Bond Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
•   Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
•   Short-term securities (60 days or less to maturity): Securities with remaining maturities of 60 days or less are generally valued at an evaluated price; however, such securities may be valued at their amortized cost if it approximates the security’s market value.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and futures contracts.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
•   Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds’ investments as of August 31, 2019 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their market value may change daily.
Delayed Delivery Transactions and When-Issued Securities: During the period, certain funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the funds’ Portfolio Holdings. The funds may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security.
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Financial Notes (continued)

2. Significant Accounting Policies (continued):
With respect to purchase commitments, the funds identify securities as segregated in their records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic, or other factors.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
When a fund closes out a futures contract position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
(d) Investment Income:
Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes premiums and accretes discounts from the purchase settlement date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. Certain securities may be callable (meaning that the issuer has the option to pay it off before its maturity date). The fund amortizes the premium and accretes the discount on each callable security to the security’s maturity date, except when the purchase price is higher than the call price at the security’s call date (in which case the premium is amortized to the call date).
(e) Expenses:
Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.
(f) Distributions to Shareholders:
The funds declare distributions from net investment income, if any, every day they are open for business. These distributions, which are substantially equal to a fund’s net investment income for that day, are paid out to shareholders once a month. The funds make distributions from net realized capital gains, if any, once a year.
(g) Custody Credit:
The funds have an arrangement with their custodian bank, State Street Bank and Trust Company (State Street), under which the funds may receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.
(h) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(i) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(j) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.
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Financial Notes (continued)

2. Significant Accounting Policies (continued):
(k) Recent Accounting Standards:
In March 2017, the FASB issued Accounting Standards Update “Premium Amortization on Purchased Callable Debt Securities” which amends the amortization period for a callable debt security held at a premium from the maturity date to the earliest call date. The guidance is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. At this time, management believes these changes will not have a material impact to the financial statements.
In August 2018, the FASB issued Accounting Standards Update “Fair Value Measurement (Topic 820)” (ASU 2018-13) which modifies the disclosure requirements for fair value measurement by removing, modifying, or adding certain disclosures. The amendments are effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The funds are permitted to early adopt any removed or modified disclosures upon issuance of this update and delay adoption of the additional disclosures until their effective date. The funds have early adopted certain removed or modified disclosures, including the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for timing of transfers between levels upon issuance of ASU 2018-13, and have delayed adoption of the additional disclosures until their effective date. At this time, management is currently evaluating the impact that the adoption of the additional disclosures will have on the funds’ financial statements.

3. Risk Factors:
The funds invest primarily in investment-grade municipal bond securities. These investments may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below:
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.
Management Risk. As actively managed mutual funds, the funds are subject to the risk that their investment adviser will select investments or allocate assets in a manner that could cause a fund to underperform or otherwise not meet its investment objective. The funds’ investment adviser applies its own investment techniques and risk analyses in making investment decisions for each fund, but there can be no guarantee that they will produce the desired results.
Investment Style Risk. The funds are not designed to offer substantial capital appreciation. In exchange for its goal of capital preservation, a fund may offer lower long-term performance than stock investments or certain other types of bond investments. A fund’s emphasis on quality and preservation of capital also could cause it to underperform certain other types of bond investments, particularly those that take greater maturity and credit risks. At the same time, some of the funds’ investments may have greater risks than investments in some taxable bonds.
Interest Rate Risk. The funds’ investments in fixed-income securities are subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, a fund’s yield will change over time. During periods when interest rates are low, a fund’s yield (and total return) also may be low. Changes in interest rates also may affect a fund’s share price: a rise in interest rates could cause a fund’s share price to fall. The longer a fund’s portfolio duration, the more sensitive to interest rate movements its share price is likely to be. Also, a change in a central bank’s monetary policy or improving economic conditions, among other things, may result in an increase in interest rates, which could have sudden and unpredictable effects on the markets and significantly impact the value of debt securities in which a fund invests.
Credit Risk. The funds are subject to the risk that a decline in the credit quality of a portfolio investment could cause the funds to lose money or underperform. The funds could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations.
Liquidity Risk. The funds may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the funds may have to sell them at a loss.
High-Yield Risk. High-yield securities and unrated securities of similar credit quality (sometimes called junk bonds) that the funds may invest in are subject to greater levels of credit and liquidity risks, and may be more volatile than higher-rated securities. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.
Prepayment and Extension Risk. The funds’ portfolio investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the funds to hold securities paying lower-than-market rates of interest, which could hurt the funds’ yield or share price.
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Financial Notes (continued)

3. Risk Factors (continued):
Municipal Securities Risk. The funds primarily invest in municipal securities whose interest, in the opinion of the issuers’ counsel, is exempt from federal income tax and from the AMT. Neither the investment adviser nor the funds guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (IRS) will agree with such counsel’s opinion. If certain types of investments a fund buys as tax-exempt are later ruled to be taxable, a portion of the fund’s income could be taxable. To the extent that a fund invests in municipal securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. In addition, many municipal securities are issued to finance specific projects (especially those relating to education, health care, transportation and utilities) and conditions in those sectors can affect the overall municipal market. National governmental actions, such as the elimination of tax-exempt status, or the reduction of financial support to municipalities, also could affect performance. Municipalities continue to experience difficulties in the current economic and political environment.
Derivatives Risk. Currently, the only type of derivatives the funds invest in is futures. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, credit risk, market risk and management risk, are discussed elsewhere in this section. A fund’s use of futures is also subject to lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable futures transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular future may be valued incorrectly. Correlation risk is the risk that changes in the value of the future may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of futures may cause a fund to realize higher amounts of short-term capital gains. A fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and cause the fund to lose more than the initial amount invested. However, these risks are less severe when a fund uses derivatives for hedging rather than to enhance the fund’s returns or as a substitute for a position or security. The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause a fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
California State-Specific Risk. Because the Schwab California Tax-Free Bond Fund concentrates its investments in California municipal securities, the fund may be affected significantly by economic, regulatory, social or political developments affecting the ability of California issuers to pay interest or repay principal.
Taxable Investments Risk. A fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax and, in addition, with respect to any temporary defensive investments by the fund, in securities whose interest is subject to the AMT. These investments could generate taxable income for shareholders.
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement between it and the trust.
For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on each fund’s average daily net assets as follows:
% of Average Daily Net Assets	Schwab Tax-Free Bond Fund	Schwab California Tax-Free Bond Fund
First $500 million	0.30%	0.30%
Over $500 million	0.22%	0.22%
For the period ended August 31, 2019, the aggregate advisory fees paid to CSIM by the funds, as a percentage of each fund’s average daily net assets were as follows:
Schwab Tax-Free Bond Fund	0.28%
Schwab California Tax-Free Bond Fund	0.30%
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Shareholder Servicing
The Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, Schwab) (together, service providers), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds.
Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab, as distributor of the funds (or, in the case of payments made to Schwab acting as a service provider, pursuant to Schwab’s written agreement with the funds), and a fund will pay no more than 0.25% of the average annual daily net asset value of the fund shares owned by shareholders holding shares through such service provider. Payments under the Plan are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.
Expense Limitation
Although these agreements specify certain fees for these services, CSIM and its affiliates have made an additional agreement with the funds, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses (expense limitation) to 0.49%.
Interfund Transactions
The funds may engage in transactions with certain other funds in the Fund Complex (for definition refer to Trustees and Officers section) when permitted by applicable law. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended August 31, 2019, each fund’s total aggregate security transactions with other funds in the Fund Complex as well as any realized gains (losses) were as follows:
	Total Aggregate Transactions	Realized Gains (Losses)
Schwab Tax-Free Bond Fund	$22,616,755	$—
Schwab California Tax-Free Bond Fund	6,901,319	—
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex. All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on each fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the funds were participants with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $605 million line of credit (the Syndicated Credit Facility), which matured on October 4, 2018. On October 4, 2018, the Syndicated Credit Facility was amended to run for a new 364 day period with an increased line of $750 million, maturing on October 3, 2019. Under the terms of the Syndicated Credit Facility, in addition to the interest charged on any borrowings by a fund, each fund paid a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the Syndicated Credit Facility.
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Financial Notes (continued)

6. Borrowing from Banks (continued):
During the period, the funds were participants with other U.S. registered investment companies managed by CSIM in a joint, unsecured, uncommitted $500 million line of credit (the Uncommitted Credit Facility), which matured on November 30, 2018. On November 30, 2018, the Uncommitted Credit Facility was amended to run for a new 364 day period, with State Street, maturing on November 29, 2019. Under the terms of the Uncommitted Credit Facility, each fund pays interest on the amount it borrows. There were no borrowings from either line of credit during the period.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on each fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Derivatives:
The funds entered into U.S. Treasury futures contracts during the report period. The funds invested in futures contracts to help manage the effects of interest rate changes. The current value and variation margin for futures contracts held at August 31, 2019 are presented on the Portfolio Holdings and Statement of Assets, respectively. The net realized and change in unrealized gains (losses) on futures contracts are presented on the Statement of Operations. Refer to financial note 2(b) for the funds’ accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period ended August 31, 2019, the month-end average notional amounts of futures contracts held by the funds and the month-end average number of contracts held were as follows:
	Notional Amounts	Number of Contracts
Schwab Tax-Free Bond Fund	($468,925)	3
Schwab California Tax-Free Bond Fund	(448,702)	3

8. Purchases and Sales/Maturities of Investment Securities:
For the period ended August 31, 2019, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:
	Purchases of Securities	Sales/Maturities of Securities
Schwab Tax-Free Bond Fund	$955,580,803	$898,803,619
Schwab California Tax-Free Bond Fund	389,884,005	315,106,416

9. Federal Income Taxes:
As of August 31, 2019, the tax basis cost of the funds’ investments and gross unrealized appreciation and depreciation were as follows:
	Schwab Tax-Free Bond Fund	Schwab California Tax-Free Bond Fund
Tax cost	$712,640,918	$460,676,841
Gross unrealized appreciation	$42,316,840	$27,484,396
Gross unrealized depreciation	(86,902)	(30,318)
Net unrealized appreciation (depreciation)	$42,229,938	$27,454,078
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Financial Notes (continued)

9. Federal Income Taxes (continued):
As of August 31, 2019, the components of distributable earnings on a tax basis were as follows:
	Schwab Tax-Free Bond Fund	Schwab California Tax-Free Bond Fund
Undistributed tax-exempt income	$642,797	$336,762
Undistributed ordinary income	920,038	—
Undistributed long-term capital gains	964,612	604,418
Net unrealized appreciation (depreciation) on investments	42,229,938	27,454,078
Total	$44,757,385	$28,395,258
The primary difference between book basis and tax basis unrealized appreciation or unrealized depreciation of investments are the tax deferral of losses on wash sales and the differing treatment of amortization of bond discounts and premiums. The tax cost of the funds’ investments, disclosed above, have been adjusted from their book amounts to reflect these appreciation or depreciation differences, as applicable.
Net investment income and realized capital gains and losses may differ for financial statement and tax purposes primarily due to differing treatments of amortization of bond discounts and premiums.
For the year ended August 31, 2019, the funds had capital loss carryforwards utilized as follows:
	Schwab Tax-Free Bond Fund	Schwab California Tax-Free Bond Fund
Capital loss carryforwards utilized	$2,760,226	$1,428,649
For tax purposes, net realized capital losses and late-year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended August 31, 2018, the funds had no capital or late-year ordinary losses deferred.
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
	Schwab Tax-Free Bond Fund	Schwab California Tax-Free Bond Fund
Current Period Distributions
Tax-exempt income	$16,665,627	$10,102,053
Long-term capital gains	—	—
Prior Period Distributions
Tax-exempt income	$15,151,480	$9,911,594
Long-term capital gains	—	—
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
As of August 31, 2019, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended August 31, 2019, the funds did not incur any interest or penalties.

10. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Investments and Shareholders of Schwab Tax-Free Bond Fund and Schwab California Tax-Free Bond Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolio holdings, of Schwab Tax-Free Bond Fund and Schwab California Tax-Free Bond Fund (two of the funds constituting Schwab Investments, hereafter collectively referred to as the “Funds”) as of August 31, 2019, the related statements of operations for the year ended August 31, 2019, the statements of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2019 and each of the financial highlights for each of the five years in the period ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
San Francisco, California
October 17, 2019
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 1989.
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Other Federal Tax Information (unaudited)

Under section 852(b)(5) of the Internal Revenue Code (and section 17145 of the California Revenue and Taxation Code with respect to the Schwab California Tax-Free Bond Fund), the funds designate the following percentage of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended August 31, 2019.
Percentage
Schwab Tax-Free Bond Fund	100.0%
Schwab California Tax-Free Bond Fund	100.0%
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Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the 1940 Act) requires that the continuation of a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory and administration agreement (the Agreement) between Schwab Investments (the Trust) and Charles Schwab Investment Management, Inc. (CSIM) with respect to the existing funds in the Trust, including Schwab Tax-Free Bond Fund and Schwab California Tax-Free Bond Fund (the Funds), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to the Funds’ operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. The Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.
The Board, including a majority of the Independent Trustees, considered information specifically relating to the continuance of the Agreement with respect to the Funds at meetings held on May 13, 2019 and June 4, 2019, and approved the renewal of the Agreement with respect to the Funds for an additional one-year term at the meeting held on June 4, 2019. The Board’s approval of the continuance of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to the Funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;
2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds and benchmark data;
3.	each Fund’s expenses and how those expenses compared to those of certain other similar mutual funds;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and
5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s experience, track record, compliance program, resources dedicated to hiring and retaining skilled personnel and specialized talent, and information security resources. The Trustees also considered information provided by CSIM relating to services and support provided with respect to the Funds’ portfolio management team, portfolio strategy, and internal investment guidelines, as well as trading infrastructure, liquidity management, product design and analysis, shareholder communications, securities valuation, fund accounting and custody, and vendor and risk oversight. The Trustees also considered investments CSIM has made in its infrastructure, including modernizing CSIM’s technology and use of data, increasing expertise in key areas (including portfolio management and trade operations), and improving business continuity, cybersecurity, due diligence, risk management processes, and information security programs, which are designed to provide enhanced services to the Funds and their shareholders. The Trustees also considered that the vast majority of the Funds’ shareholders are also brokerage clients of Schwab and considered Schwab’s wide range of products, services, and channel alternatives such as investment research tools and an array of account features that benefit the Funds and certain of their shareholders. Finally, the Trustees also considered Schwab’s reputation as a full service brokerage firm and its overall financial condition. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the

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resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.
Fund Performance. The Board considered the Funds’ performance in determining whether to renew the Agreement with respect to the Funds. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and applicable indices/benchmarks, in light of total return, yield, if applicable, and market trends, as well as in consideration of each Fund’s investment style and strategy attributes and disclosures. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the independent provider of investment company data who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered the risk profile for such Fund and the appropriateness of the benchmark used to compare the performance of the Fund. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser profitability discussed below and also noted that performance is reviewed throughout the year by a designated committee of the Board and by the Board. Although the Funds had performance that lagged that of a relevant peer group for certain (although not all) periods considered, the Board concluded that other factors relevant to performance supported renewal of the Agreement with respect to the Funds, including that the underperformance was attributable, to a significant extent, to investment decisions by CSIM that were reasonable and consistent with each Fund’s investment objective and policies and that CSIM had taken steps designed to help improve performance. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreement with respect to the Funds.
Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each Fund’s net operating expense ratio, in each case, in comparison to those of other similar mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. CSIM reported to the Board, and the Board took into account, the risk assumed by CSIM in the development of products and provision of services as well as the competitive marketplace for financial products. The Trustees considered the effects of CSIM’s and Schwab’s practice of waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep each Fund’s expense cap for so long as CSIM serves as the adviser to the Fund. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services CSIM provides to these other accounts, as well as differences in the market for these types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreement with respect to the Funds.
Profitability. The Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also reviewed profitability of CSIM relating to the Schwab fund complex as a whole, noting the benefit to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across other funds in the complex. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability with respect to the Funds under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by CSIM and its affiliates. The Trustees noted that CSIM continues to invest substantial sums in its business in order to provide enhanced research capabilities, services, and systems to benefit the Funds. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Funds.
Economies of Scale. Although the Trustees recognized the difficulty of determining economies of scale with precision, the Trustees considered the potential existence of any economies of scale and whether those are passed along to the Funds’ shareholders through (i) the enhancement of services provided to the Funds in return for fees paid, including through investments by CSIM in CSIM’s infrastructure, including modernizing CSIM’s technology and use of data, increasing expertise and capabilities in key areas (including portfolio and trade operations), and improving business continuity, cybersecurity, due diligence, and information security programs, which are designed to provide enhanced services to the Funds and their shareholders; (ii) graduated investment advisory fee schedules, fee waivers, or expense caps by CSIM and its affiliates for those funds in the Schwab Funds complex with such features; and (iii) pricing a fund to scale and keeping overall expenses down as the fund grows. The Trustees acknowledged that CSIM has shared any economies of scale with the Funds by investing in CSIM’s infrastructure, as discussed above, over time and that CSIM’s internal costs of providing investment management, technology, administrative, legal and compliance services to the Funds continues to increase as a result of regulatory or other developments. The

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Trustees considered that CSIM and its affiliates may employ contractual expense caps to protect shareholders from high fees when fund assets are relatively small, for example, in the case of newer funds or funds with investment strategies that are from time to time out of favor, because, among other reasons, shareholders may benefit from the continued availability of such funds at subsidized expense levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefits from economies of scale.
In the course of their deliberations, the Trustees may have accorded different weights to various factors and did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

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Trustees and Officers

The tables below give information about the trustees and officers of Schwab Investments, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 101 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	101	None
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow (Oct. 1979 – present), The Hoover Institution at Stanford University (public policy think tank); Senior Fellow (2000 – present), Stanford Institute for Economic Policy Research; Professor of Public Policy (1994 – 2015), Stanford University.	101	Director (2005 – present), Gilead Sciences, Inc.
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	President and Chairman (2014 – 2016), TIAA Charitable (financial services); Senior Managing Director (2003 – 2016), TIAA (financial services).	101	None
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner (May 2012 – present), Kochis Global (wealth management consulting).	101	None
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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	101	Director (2003 – present), Symantec Corporation Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – present), Adamas Pharmaceuticals, Inc.
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Chief Investment Officer (2009-2017), CareGroup Healthcare System, Inc. (healthcare).	101	None
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group (Dec. 2008 – Sept. 2013), Intuit, Inc. (financial software and services firm for consumers and small businesses).	101	Director (2008 – present), KLA-Tencor Corporation
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	101	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder (Mar. 1990 – present), Smith Graham & Co. (investment advisors).	101	Director (2012 – present), Eaton Corporation plc

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Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer (Oct. 2008 – present), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – present) and Director (May 2008 – present), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank; Director (Nov. 2017 – present), Charles Schwab Premier Bank; Director (May 2008 – present) and President and Chief Executive Officer (Aug. 2017 – present), Schwab Holdings, Inc.; Director (July 2016 – present), Charles Schwab Investment Management, Inc.	101	Director (2008 – present), The Charles Schwab Corporation
Jonathan de St. Paer[2] 1973 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Director and Chief Executive Officer (Apr. 2019 – present) and President (Oct. 2018 – present), Charles Schwab Investment Management, Inc.; Trustee and Chief Executive Officer (Apr. 2019 – present) and President (Nov. 2018 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Apr. 2019 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019 – present), Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.	101	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Chief Operating Officer (Feb. 2018 – present) and Senior Executive Vice President (July 2015 – Feb. 2018), The Charles Schwab Corporation; Senior Executive Vice President (July 2015 – present), Charles Schwab & Co., Inc.; Chief Financial Officer (July 2015 – Aug. 2017) and Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director (May 2007 – present), Charles Schwab & Co., Inc.; Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director (Nov. 2017 – present), Charles Schwab Premier Bank; Director (May 2007 – present), Chief Financial Officer (May 2007 – Aug. 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.	101	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Jonathan de St. Paer
1973
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Director and Chief Executive Officer (Apr. 2019 – present) and President (Oct. 2018 – present), Charles Schwab Investment Management, Inc.; Trustee and Chief Executive Officer (Apr. 2019 – present) and President (Nov. 2018 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Apr. 2019 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019 – present), Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.
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Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Assistant Treasurer (Dec. 2013 – Dec. 2015), Schwab Funds and Laudus Funds; Assistant Treasurer (Nov. 2013 – Dec. 2015), Schwab ETFs; Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.; Executive Director (Apr. 2011 – Sept. 2013), J.P. Morgan Investor Services; Assistant Treasurer (May 2005 – Mar. 2011), Massachusetts Financial Service Investment Management.
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present) and Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Treasurer and Chief Financial Officer (June 2006 – Dec. 2015), Laudus Funds; Treasurer and Principal Financial Officer (Nov. 2004 – Dec. 2015), Schwab Funds; Treasurer and Principal Financial Officer (Oct. 2009 – Dec. 2015), Schwab ETFs; Director (Apr. 2005 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited.
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Head of the Portfolio Management Group and Vice President of Portfolio Management (May 2009 – Apr. 2011), Financial Engines, Inc. (investment management firm); Head of Quantitative Equity (July 2004 – Jan. 2009), ING Investment Management.
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Fixed Income (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Senior Managing Director and Global Head of Active Fixed-Income Strategies (Jan. 2008 – Oct. 2010), State Street Global Advisors; Director of Alpha Strategies (Apr. 2006 – Jan. 2008), Loomis, Sayles & Company (investment management firm).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present) and Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present) and Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk (Apr. 2011 – present), Laudus Funds; Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President (July 2005 – present), Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary (Oct. 2009 – present), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Mr. de St. Paer and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the trusts in the Fund Complex, is an employee and director of Charles Schwab & Co., Inc. (CS&Co), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust, and is a director of CSIM. Mr. de St. Paer is an Interested Trustee because he owns stock of CSC and is an employee and director of CSIM. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of CS&Co.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
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Glossary

agency discount notes  Notes issued by federal agencies—known as Government Sponsored Enterprises, or GSEs—at a discount to their value at maturity. An agency discount note is a short-term investment offering a high degree of credit quality.
Alternative Minimum Tax (AMT)  A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.
asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset-backed securities  Bond or other debt securities that represent ownership in a pool of assets such as credit card debt.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
average rate  The average rate of interest paid annually by the fixed-income securities in a fund or portfolio.
Bloomberg Barclays 7-Year Municipal Bond Index  An index that includes the 7-Year (6 – 8) component of the Bloomberg Barclays General Municipal Bond Index.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund  A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
call  An early repayment of a bond’s principal by the issuer, usually done because the issuer is able to refinance its bond debt at a lower rate.
call protection  A term used in reference to a bond that cannot be called by the issuer before maturity, or at least for many years from the present date. A bond that offers call protection can more reliably be expected to provide a given yield over a given number of years than a bond that could be called (assuming both bonds are of the same credit quality).
capital gain, capital loss  The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
certificate of participation  A municipal bond that is repaid from an annual budget appropriation rather than being backed by the full faith and credit of the issuer.
coupon, coupon rate  The annual rate of interest paid until maturity by the issuer of a debt security.
credit-enhanced securities  Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.
credit quality  The capacity of an issuer to make its interest and principal payments. See chart below.
credit risk  The risk that a bond issuer may be unable to pay interest or principal to its bondholders.
discount rate  The implied rate on a debt security that does not pay interest but is bought at a discount and redeemed at face value when it matures.
duration  A measure of an individual bond’s sensitivity to interest rates, expressed in years. Calculations of duration generally take into account the bond’s yield, interest payments, maturity date and call features.
weighted average duration  A measure of the duration of all bonds in a fund’s portfolio, also expressed in years, based on the market value weighted average duration of each bond in the portfolio.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
general obligation bonds  Municipal bonds that are secured by the issuer’s full faith and credit, which typically is backed by the power of the issuer to levy taxes.
interest  Payments to bondholders (usually made twice a year) as compensation for loaning the bond principal to the issuer.
Credit Ratings
Most major bond issuers arrange with a recognized independent rating organization, such as Standard & Poor’s (S&P) or Moody’s Investors Service, to rate the creditworthiness of their bonds. The spectrum of these ratings is divided into two major categories: investment grade and below investment grade (sometimes called “junk bonds”). Bonds rated below investment grade range from those that are considered to have some vulnerability to default to those that appear on the brink of default or are in default.

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interest rate risk  The risk that a bond’s value will fluctuate if market interest rates change or are expected to change. Bond prices tend to move in the opposite direction of interest rates: when interest rates rise, bond prices tend to fall.
liquidity-enhanced security  A security that when tendered is paid from funds advanced by an entity other than the issuer (such as a large financial institution). Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities prior to their final maturity.
market risk  Those elements of risk that are common to all securities in an asset class, and therefore cannot be significantly reduced by diversification within the asset class. Also known as “systemic risk.”
maturity  The maturity of a bond will generally be determined using a portfolio security’s final maturity date (date on which the final principal payment of a bond is scheduled to be paid); however, for securitized products, such as mortgage-backed securities and certain other asset-backed securities, maturity will be determined on an average life basis (weighted average time to receipt of all principal payments) by the investment adviser. Because pre-payment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted precisely. For securities with embedded demand features, such as puts or calls, either the demand date or the final maturity date will be used depending on interest rates, yields and other market conditions. The weighted average maturity (WAM) of a fund is dollar-weighted based upon the market value of a fund’s securities at the time of the calculation.
mortgage-backed securities  Bond or other debt securities that represent ownership in a pool of mortgage loans.
muni, municipal bonds, municipal securities  Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
prepayment risk  The risk that a mortgage-backed security may be paid off early, typically because interest rates have fallen and the homeowners who hold the underlying mortgages have refinanced those mortgages at lower rates. In this type of situation, the investor who held the mortgage-backed security will usually have to settle for a lower rate when reinvesting the principal.
refunded bond  A bond for which the principal and interest payments are secured or guaranteed by cash or U.S. government securities held in an escrow account.
restricted securities  Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.
revenue bonds  Municipal bonds that are issued to finance public works projects and are secured by revenue generated by the project (such as water and sewer fees) rather than the full faith and credit of the issuer.
S&P California AMT-Free Municipal Bond Index  A broad, comprehensive market value-weighted index designed to measure the performance of investment-grade tax-exempt bonds issues within California.
S&P National AMT-Free Municipal Bond Index  A broad, comprehensive market value-weighted index designed to measure the performance of the investment-grade tax-exempt U.S. municipal bond market.
section 4(2)/144A securities  Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.
taxable equivalent yield  The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable equivalent yield for you of 6.0% (4.5% ÷ [1 – 0.25%] = 6.0%).
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.
yield to maturity  The annualized rate of return a bondholder could expect if the bond were held to maturity. In addition to interest payments, yield to maturity also factors in any difference between a bond’s current price and its principal amount, or face value.

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Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•   APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•   TRANSACTION AND EXPERIENCE
INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•   when we use other companies to provide services for us, such as printing and mailing your account statements; and
•   when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab Funds® direct investors:    1-800-407-0256
© 2019 Schwab Funds. All rights reserved.

74
Schwab Tax-Free Bond Funds  |  Annual Report

Schwab Tax-Free Bond Funds
Charles Schwab Investment Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Charles Schwab Investment Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabfunds.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

The Schwab Funds Family®
Equity Funds
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Hedged Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth Index Fund
Schwab U.S. Large-Cap Value Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab Monthly Income Funds
Bond Funds
Schwab Treasury Inflation Protected Securities Index Fund
Schwab U.S. Aggregate Bond Index Fund
Schwab Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund1
Schwab California Tax-Free Bond Fund1
Schwab Money Funds2
Schwab provides a broad choice of taxable and tax-exempt money market funds for both retail and institutional client types.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds®
1-877-824-5615
© 2019 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

¹	State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
²	You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

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MFR13656-22
00234521

Item 2: Code of Ethics.

(a)

Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that Kiran M. Patel and Kimberly S. Patmore, each currently serving on its audit, compliance and valuation committee, are each an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit, compliance and valuation committee is “independent” under the standards set forth in Item 3 of Form N-CSR.

The designation of each of Mr. Patel and Ms. Patmore as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit, compliance and valuation committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit, compliance and valuation committee or Board of Trustees.

Item 4: Principal Accountant Fees and Services.

Registrant is composed of seven series. Five series have a fiscal year-end of August 31, whose annual financial statements are reported in Item 1, and one series has a fiscal year-end of October 31 and one series has a fiscal year-end of February 28. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to each of the seven operational series during 2019 and the nine operational series during 2018, based on their respective 2019 and 2018 fiscal years, as applicable.

The following table presents fees billed by the principal accountant in each of the last two fiscal years for the services rendered to the Funds:

(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Fiscal Year 2019	Fiscal Year 2018	Fiscal Year 2019	Fiscal Year 2018	Fiscal Year 2019	Fiscal Year 2018	Fiscal Year 2019	Fiscal Year 2018
$356,705	$449,730	$0	$0	$33,281	$30,180	$0	$0

[1]	The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
[2]	The nature of the services includes tax compliance, tax advice and tax planning.
[3]

The nature of the services include agreed upon procedures relating to Charles Schwab Investment Management., Inc.’s, (“CSIM”) expenses for purposes of Section 15(c) of the Investment Company Act of 1940.

(e)(1) Registrant’s audit, compliance and valuation committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit, compliance and valuation committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit, compliance and valuation committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2019: $33,281	2018: $30,180

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit, compliance and valuation committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not applicable.

Item 6: Schedule of Investments.

The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a)

Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Jonathan de St. Paer and Registrant’s Chief Financial Officer, Mark Fischer, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)

During the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a) (1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)	Not applicable.

(b)

A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schwab Investments

By:	/s/ Jonathan de St. Paer
Jonathan de St. Paer
Chief Executive Officer

Date:	October 17, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan de St. Paer
Jonathan de St. Paer
Chief Executive Officer

Date:	October 17, 2019

By:	/s/ Mark Fischer
Mark Fischer
Chief Financial Officer

Date:	October 17, 2019